TWENTIETH CENTURY

                                  Growth Funds

                                  Annual Report
                                   OCTOBER 31,
                                      1996

                                     Select
                                    Heritage
                                     Growth

                       TWENTIETH CENTURY INVESTORS, INC.

                                 [front cover]
========================================================================

TABLE OF CONTENTS

Our Message to You ....................................1
Background Information ................................2
Period Overview .......................................3
Investment Review
     Select Investors .................................4
     Heritage Investors ...............................7
     Growth Investors ................................10
Schedules of Investments
     Select Investors ................................13
     Heritage Investors ..............................15
     Growth Investors ................................17
Statements of Assets and Liabilities .................19
Statements of Operations .............................20
Statements of Changes in Net Assets ..................21
Notes to Financial Statements ........................22
Financial Highlights .................................26
Independent Accountants' Report ......................29

Twentieth Century Mutual Funds and The Benham Group are registered service marks of Twentieth Century Services, Inc. and Benham Management Corporation, respectively. American Century is a service mark of Twentieth Century Services, Inc.


                                                                October 31, 1996
--------------------------------------------------------------------------------

OUR MESSAGE TO YOU



The 12 months ended October 31, 1996, was a landmark period for the U.S. stock market and for Twentieth Century. The stock market rallied to all-time highs in late spring and from late summer into fall. The Dow Jones Industrial Average surpassed 6000 for the first time and the S&P 500 broke through the 700 level. Specific stock sector performance varied widely in the volatile market environment. In the following pages, our investment management team discusses the extent to which Select, Heritage and Growth participated in the 1996 rally.

[photo of James E. Stowers and James E. Stowers III]

On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services, including the Benham family of U.S. Treasury, government and municipal funds. Another integration landmark is the new Twentieth Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about Twentieth Century and Benham funds and, with your personal access code, to access your fund accounts. You can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.twentieth-century.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

In October we announced the new name for our recently integrated company. Beginning January 1, 1997, we will serve you under the name American Century Investments, which reflects our expanded identity, the spirit of independence common to Twentieth Century and Benham, and our optimism for a new century of continued American prosperity. American Century's fund family will be divided into three groups -- the Benham Group, the American Century Group and the Twentieth Century Group. Select, Heritage and Growth will remain in the Twentieth Century Group, reflecting their continued adherence to the growth style of investing that we have practiced over the years.

You may have noticed that this annual report covers only three funds, whereas in the past it covered six. This new focused format allows us to give you better information by tailoring the report specifically to the issues that are most relevant to Select, Heritage and Growth investors.

We continue to work to provide information and services we think are useful and convenient. Thank you for investing with us.

Sincerely,
/S/James E. Stowers                    /S/James E. Stowers III
James E. Stowers                       James E. Stowers III
Chairman of the Board and Founder      President and Chief Executive Officer

                                       1

--------------------------------------------------------------------------------
BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY

The philosophy behind Twentieth Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. We attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit potential for gain. Finally, Twentieth Century funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own policies:

SELECT INVESTORS seeks large, established companies that show accelerating growth rates; also, at least 80% of the fund's assets must be invested in stocks or securities that pay regular dividends or otherwise produce income. These dividends, and the established nature of the companies in which Select invests, help lessen the fund's short-term price fluctuations.

HERITAGE INVESTORS seeks firms showing accelerating growth rates, and at least 80% of its assets must be in stocks or securities paying regular dividends or otherwise producing income. This fund generally owns smaller and mid-sized stocks. While Heritage's dividend requirement should make the fund less volatile than funds without dividends, it should also display somewhat more price variability -- and greater long-term growth potential -- than Select.

GROWTH INVESTORS invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than the funds that invest in smaller or mid-sized firms.

INDICES  USED  FOR  PERFORMANCE   COMPARISON  -  None  are  investment  products
available for purchase

THE S&P 500 INDEX is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market generally. The index, however, has a large capitalization bias, which is why mutual funds that invest in middle capitalization or small capitalization stocks may choose to use smaller capitalization indices as benchmarks.

THE S&P 400 INDEX is an index created by Standard & Poor's Corporation of the 400 largest companies not included in the S&P 500. It is considered to represent the performance of mid-capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by S&P.

NASDAQ COMPOSITE INDEX is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

                                       2

                                                                October 31, 1996
--------------------------------------------------------------------------------
PERIOD OVERVIEW

U.S. ECONOMIC ENVIRONMENT

The watchword in the U.S. economy in 1996 year to date (as of October 31) was uncertainty. Mixed economic signals led to widely varying expectations about the Federal Reserve's interest rate policy which, in turn, produced considerable volatility in the U.S. capital markets. The year began with recessionary expectations that caused the Federal Reserve to cut short-term interest rates in January to boost the economy. Concerns about a slowdown gave way to fears about higher interest rates and inflation as the economy grew at a stronger-than-expected 2.2% annual growth rate in the first quarter, then heated up in the second quarter, expanding at a 4.7% annual rate. Yet these fears proved premature and inflation anxiety subsided as third quarter economic growth fell to a 2.0% annual rate.

Despite the growth spurt in the second quarter, inflation has remained tame throughout the year. For the first 10 months of 1996, inflation (as measured by the consumer price index) rose at an annualized rate of 3.3%. A strong correlation has historically existed between low inflation and strong stock market performance, and that correlation has continued so far in 1996.

U.S. STOCK MARKET ENVIRONMENT

When discussing the U.S. stock market's 1996 performance year to date (as of October 31), some market analysts have used the terms "risk-averse,"
"fear-driven" and "rotational." Those descriptions are best understood by examining stock investors' general reactions to the market's strong performance in 1995 and the uncertain economic environment in 1996. U.S. stock market returns in 1995 were exceptional. The major U.S. stock market indices (the Dow Jones Industrial Average, the S&P 500 and the Nasdaq Composite Index) each returned over 30% for the year. After such strong results, many investors feared weaker performance in 1996. These bearish expectations were fueled further by predictions of economic weakness and slower earnings growth. Then, strong second quarter economic growth made many stock investors nervous about higher interest rates and inflation, which can also hurt stock performance.

What we have seen, as a result, is conservative investment behavior in 1996 -- what analysts refer to as a "flight to quality." Although most investors have continued to show a willingness to invest in the equity markets, their nervousness has caused many of them to focus on the largest, most liquid companies in each stock sector. Market analysts are calling these stocks the new "Nifty 50," comparing them to the original Nifty 50 (including IBM, General Motors and AT&T) that existed in the early 1970s. The new Nifty 50 includes S&P 500 companies such as General Electric, Coca-Cola, Gillette, Colgate-Palmolive and Citibank, as well as Nasdaq companies such as Microsoft and Intel.

The flight to quality has boosted the performance of these stocks and the indices of which they are part. Both the S&P 500 and the Nasdaq Composite Index were up over 16% as of October 31. But the new Nifty 50 stocks have been among the biggest beneficiaries of this unexpectedly strong performance. The returns for the shares of medium-sized and small companies have been lower. As of October 31, the S&P 400 index of medium-sized companies had returned 13% year to date, and the Russell 2000 Index of U.S. small company stocks was up just 9%.

                                       3

--------------------------------------------------------------------------------
SELECT INVESTORS

MANAGEMENT Q & A

An interview with Chuck Duboc, a portfolio manager on the Select Investors management team.

Q.   HOW DID THE FUND PERFORM FOR THE YEAR ENDED OCTOBER 31, 1996?

A. During the one-year period, Select achieved a total return of 19.76%. During that same period, the total return of the S&P 500 was 24.03%. In 1996 to date, however, the fund's total return was 16.56%, slightly ahead of the S&P 500's 16.42% total return. We noted in Select's semiannual report that performance had improved since we began to incorporate nondividend-paying stocks. That trend has continued.

AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1996)

              SELECT INVESTORS         S&P 500

6 Months*           8.63%               9.03%
1 Year             19.76%              24.03%
5 Years             9.67%              15.50%
10 Years           11.27%              14.62%
20 Years           19.34%              14.50%

*Actual cumulative return

                                QUICK FUND FACTS

                                SELECT INVESTORS

                                   STRATEGY:
                                Growth over time
                              through investments
                              in larger companies,
                                80% of which pay
                              dividends or produce
                                    income.

                                INCEPTION DATE:
                                October 31, 1958

                                     SIZE:
                                  $4.0 billion
                            (as of October 31, 1996)

                              INVESTMENT APPROACH:
                                     Growth

                                    TICKER:
                                     TWCIX


$10,000 OVER A 20-YEAR PERIOD (as of October 31, 1996)

[mountain graph - data below]

Value on 10/31/96:
$343,877 SELECT INVESTORS
$150,228 S&P 500

$10,000 investment made 10/31/76

                           SELECT                 S&P 500
DATE                     ACCT VALUE             ACCT VALUE
10/31/76                  $10,000                $10,000
10/31/77                  $12,491                $9,382
10/31/78                  $16,979                $9,972
10/31/79                  $22,417                $11,499
10/31/80                  $40,482                $15,191
10/31/81                  $42,404                $15,274
10/31/82                  $54,056                $17,769
10/31/83                  $79,138                $22,723
10/31/84                  $71,803                $24,155
10/31/85                  $86,855                $28,828
10/31/86                  $118,238               $38,383
10/31/87                  $122,345               $40,817
10/31/88                  $131,299               $46,872
10/31/89                  $174,099               $59,186
10/31/90                  $170,555               $54,737
10/31/91                  $216,706               $73,073
10/31/92                  $220,535               $80,330
10/31/93                  $269,515               $92,288
10/31/94                  $249,650               $95,859
10/31/95                  $287,147               $121,125
10/31/96                  $343,877               $150,228

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                       4

                                                                October 31, 1996
--------------------------------------------------------------------------------
SELECT INVESTORS

Q.   WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE COMPARED WITH ITS BENCHMARK?

A. The fund underperformed its benchmark for the year because of weak relative performance in November and December 1995. As we discussed six months ago in the semiannual report, this weakness was due primarily to a severe correction in several technology sectors, especially semiconductors. We had concentrated nearly 20% of the fund's assets in technology, which kept us well behind the S&P 500 until the end of 1995.

Q.   WHAT CONTRIBUTED TO THE FUND'S IMPROVEMENT IN 1996?

A. Select benefited from its holdings in energy, financials, aerospace and pharmaceutical companies, as well as rebounding technology companies in the computer software and networking sectors. Each of these broad sectors performed well. Energy stocks, for example, were aided by rising oil prices, while many technology companies continued to report strong demand for their products. Importantly, we maintained big positions in some of the largest and best-known companies in these sectors. For much of 1996, we saw very strong earnings growth among large, established firms. Cisco Systems, for example, is a network equipment company that we think dominates its industry. In its latest quarterly report to shareholders, the company showed earnings growth of nearly 70%. Over the long-term, high earnings growth generally correlates with stock-price gains, and this was borne out in many cases in 1996.

Q.   WHY DID LARGE COMPANIES SHOW STRONG GROWTH?

A. In part, many industry leaders have asserted their dominance by expanding globally and by introducing new, high-quality products faster than their competition. In addition, large companies in many industries have grown by cutting costs and operating more efficiently.

Q.   WHAT DECISIONS HURT FUND PERFORMANCE DURING THE PERIOD?

A. Although most pharmaceutical companies performed well during 1996, generic drug manufacturers struggled as their market became glutted with products and their competition increased. We owned a modest position in the generic drug makers, and the fund suffered from declines in stocks like Ivax. There continues to be long-term potential in this industry, but it may take some time for existing problems to be resolved.

Q.   WHAT TYPES OF NONDIVIDEND-PAYING STOCKS DOES THE FUND OWN?

A. At the end of the period, Select had a 19.3% position in nondividend paying stocks. We devoted a large percentage of this stake to several mid-sized oil services companies, such as drilling companies and equipment providers, which benefited greatly from recent expansion by the well known oil pro-


TOP FIVE INDUSTRIES (as of October 31, 1996)
                                                     % of fund
                                                  investments in
                              % of fund          these industries
                              investments          one year ago
Aerospace & Defense               10.9%                  4.7%
Energy (Services)                  9.5%                  3.0%
Computer Software & Services       9.5%                  6.0%
Pharmaceuticals                    8.6%                  6.7%
Banking                            6.9%                  2.1%


                                       5


--------------------------------------------------------------------------------
SELECT INVESTORS


     ducers. Companies like Diamond Offshore are showing outstanding earnings growth, and Select reaped the resulting gains in their stock prices. In addition, the fund owned numerous large technology companies that don't pay dividends, such as Microsoft, because their growth is very strong and because there is a limited number of attractive dividend-paying companies in the high-growth technology fields. Many of the fund's nondividend-paying holdings contributed to its gains this period. The 1995 change to Select's fundamental policies, which allows us to invest up to 20% of assets in nondividend-paying stocks, has had a significant positive impact on performance.

Q.   WHAT IS YOUR OUTLOOK FOR SELECT?

A. Many observers are confident that the pace of U.S. corporate profit growth will slow in the next 12 to 24 months. If they are right, earnings growth will be more difficult to find. In this environment, companies that have cut internal costs or that have expanded globally may show attractive earnings growth. To take advantage, we recently increased the fund's position in consumer nondurables stocks that have these characteristics. In keeping with our discipline, we also intend to keep a critical eye on the fund's holdings to be confident that their current strong fundamentals will be sustainable into the future.

Q.   HAVE THERE BEEN ANY CHANGES TO THE MANAGEMENT OR STRUCTURE OF THE FUND?

A. In mid-1996, we chose to add new resources to Select's management team. Currently, Jim Stowers III, president of the combined companies and lead manager of Twentieth Century Ultra, is assisting in the management of this fund. He will continue in this capacity until a full-time manager is added to Select's team in January 1997.


TOP TEN HOLDINGS (as of October 31, 1996)

                                                         % of fund
                                                      investments in
                                       % of fund      these holdings
                                      investments      one year ago
Tyco International, Ltd.                 3.3%                2.0%
Intel Corp.                              3.2%                3.8%
Cisco Systems Inc.                       3.1%                0.7%
NIKE, Inc.                               2.8%                1.4%
General Electric Co.                     2.6%                 --
Chase Manhattan Corp.                    2.4%                 --
Boeing Co.                               2.4%                 --
United Technologies Corp.                2.2%                1.4%
Microsoft Corp.                          2.1%                1.4%
Pfizer, Inc.                             2.0%                1.2%

          Select Investors' schedule of investments begins on page 13.

                                       6


                                                                October 31, 1996
--------------------------------------------------------------------------------
HERITAGE INVESTORS

MANAGEMENT Q & A

An interview with Nancy Prial and Kevin Lewis, portfolio managers on the Heritage Investors management team.

Q.   HOW DID HERITAGE PERFORM?

A. Heritage posted a 10.44% total return during the one-year period ended October 31, 1996, compared with a 24.03% total return for the S&P 500. The S&P 500 is a broad market index and is a standard measure of comparison for many equity funds. In this report, we are also including a mid-capitalization stock index, the S&P 400, which resembles more closely the type of companies Heritage owns. For the one-year period, the S&P 400's total return was 17.35%. Although Heritage underperformed the S&P 400 for the period as a whole, the fund outperformed that index since the end of March.


AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1996)
                                HERITAGE INVESTORS   S&P 500   S&P 400+
6 Months*                              1.16%           9.03%     3.04%
1 Year                                10.44%          24.03%    17.35%
5 Years                               13.27%          15.50%    14.09%
Inception (11/10/87 to 10/31/96)      15.57%          16.30%    18.56%++
*Actual cumulative return


                                QUICK FUND FACTS

                               HERITAGE INVESTORS
                                   STRATEGY:

                                Growth over time
                             through investments in
                             smaller and mid-sized
                            companies, 80% of which
                                pay dividends or
                                produce income.

                                INCEPTION DATE:
                               November 10, 1987

                                     SIZE:
                                  $1.1 billion
                            (as of October 31, 1996)

                              INVESTMENT APPROACH:
                                     Growth

                                    TICKER:
                                     TWHIX


$10,000 OVER LIFE OF FUND (as of October 31, 1996)

[mountain graph - data below]

Value on 10/31/96:
$37,081  HERITAGE INVESTORS
$40,239  S&P 500
$45,619  S&P 400

$10,000 investment made 11/30/87++

                    HERITAGE       S&P 500      S&P 400
DATE               ACCT VALUE    ACCT VALUE   ACCT VALUE

11/10/87            $10,000      $10,000       $10,000
10/31/88            $12,576      $12,098       $12,765
10/31/89            $16,684      $15,276       $16,672
10/31/90            $14,744      $14,128       $14,439
10/31/91            $19,648      $18,860       $23,600
10/31/92            $21,544      $20,733       $25,776
10/31/93            $27,717      $23,820       $31,326
10/31/94            $27,403      $24,742       $32,071
10/31/95            $33,168      $31,263       $38,874
10/31/96            $36,632      $38,774       $45,619

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

+Lipper Analytical Services, Inc.

++November 30, 1987 is the date
closest to inception for which comparable performance data exists. The fund's actual inception date is 11/10/87.

                                       7


--------------------------------------------------------------------------------
HERITAGE INVESTORS

Q.   WHY DID THE FUND UNDERPERFORM THE INDICES?

A. There were two main reasons. First, as is discussed in the Period Overview on page 3, many investors favored very large companies with consistent, if modest, earnings during the period. As a result, smaller and mid-sized companies considerably underperformed larger companies during the first 10 months of 1996. This was especially true over the last six months of the period, when the S&P 400's total return was 3.04%, while the S&P 500 had a 9.03% total return. Heritage's six-month total return was 1.16%. On average, the companies in Heritage's portfolio are smaller than those in either index, which is an important reason why the fund's return was lower than the indices.

     In addition, the fund entered the period significantly overweighted in technology stocks compared with the indices, with its greatest concentration in semiconductor firms. That affected the fund's performance when technology stocks experienced significant declines from November to January and again in June. Several of our worst-performing stocks over the period were in the technology category. Mylex Corporation, for example, makes a disc drive that generated strong demand in 1995. However, the firm is not well diversified, and when its largest buyer cut back its orders, Mylex's earnings and stock price sank. It helped performance considerably, however, when we cut back on semiconductor stocks and redeployed the assets into other technology-related companies with accelerating growth, such as telecommunications equipment firms.

Q.   WHAT OTHER FACTORS HAD A FAVORABLE IMPACT ON THE FUND'S PERFORMANCE?

A. Toward the end of the period, Heritage's discipline of owning high-growth companies aided performance significantly. The market corrections last winter and this past summer were especially hard on high-growth stocks. However, we did not sell the stocks that declined during that period. In fact, in keeping with our discipline, we increased our exposure to companies with strong earnings acceleration. When it became clear in mid-July that second quarter earnings were better than some investors had anticipated, high-growth stocks rebounded. In particular, nondividend-paying shares contributed strongly during this period, as well as some financial services companies. From July 16 to October 31, the fund posted a total return of 14.82%, as compared with the S&P 500's 12.87% return and the S&P 400's 12.61%.

Q. WHAT SIGNIFICANT CHANGES, IF ANY, DID YOU MAKE TO THE PORTFOLIO SINCE THE SEMIANNUAL REPORT?

A. Although we made modest shifts in some segments of the portfolio, our general positioning has not greatly changed. For example, we maintained

TOP TEN HOLDINGS (as of October 31, 1996)

                                                        % of fund
                                                      investments in
                                    % of fund         these holdings
                                   investments         one year ago
Conseco Inc.                           3.2%                  --
Reynolds & Reynolds Co.                2.8%                  --
Perkin-Elmer Corp.                     2.4%                 1.7%
Lowe's Companies, Inc.                 2.3%                 0.5%
Sunamerica, Inc.                       2.2%                 1.4%
Technology Solutions Co.               2.0%                  --
State Street Boston Corp.              2.0%                 0.8%
Tellabs, Inc.                          2.0%                  --
Fila Holding S.p.A. ADR                2.0%                  --
Nokia Corp. ADR                        1.9%                 1.1%


                                       8


                                                                October 31, 1996
--------------------------------------------------------------------------------
HERITAGE INVESTORS

     large positions in high-growth sectors -- such as telecommunications, business services and specialty retail firms -- because we think companies with superior growth characteristics will outperform given an environment of generally slow economic growth.

     There were two shifts worth noting during the period. In the technology sector, we began to favor telecommunications equipment and computer software and services companies over semiconductor firms. Also, when the fund's medical-devices holdings showed earnings deceleration, we trimmed those positions and increased holdings in financial and financial services firms. Among these were companies like State Street Boston, which provides financial accounting and processing services for many firms in the fast-growing mutual fund industry.

Q.   WHAT TYPES OF NONDIVIDEND-PAYING STOCKS DOES HERITAGE OWN?

A. Since a 1995 change in fundamental policy allowed the fund to invest up to 20% of assets in nondividend paying stocks, we have primarily purchased technology firms with very high growth rates that rarely pay dividends. Telecommunications equipment companies, for example, have had these characteristics. However, not all of our nondividend stocks come from the technology sector. We also bought several business services company stocks to take advantage of the continuing trend toward corporate outsourcing.

Q.   WHAT IS HERITAGE'S CURRENT INVESTMENT STRATEGY?

A. We expect to continue to seek accelerating growth characteristics from mid-sized, dividend- and nondividend-paying stocks. Because companies that appeared as if they wouldn't meet their earnings estimates have performed poorly during the past six months, we also shifted some assets toward firms with a history of more-predictable earnings growth. We believe companies that show sustainable earnings growth will outperform in an environment of slow economic growth. BDM International, for example, provides information technology services to businesses. The company is therefore benefiting from two trends -- growth in demand for better information technology, and a growing trend toward outsourcing.

TOP FIVE INDUSTRIES (as of October 31, 1996)
                                                 % of fund
                                              investments in
                               % of fund     these industries
                               investments     one year ago
Communications Equipment          9.6%              6.4%
Business Services & Supplies      8.0%              3.9%
Computer Software & Services      7.2%              7.5%
Retail (Specialty)                7.1%              3.6%
Insurance                         5.4%              2.6%

Heritage Investors' schedule of investments begins on page 15.

                                       9

------------------------------------------------------------------------
Growth Investors

------------------------------------------------------------------------
Management Q & A

An interview with Chris Boyd, a portfolio manager on the Growth Investors management team.

Q.   HOW DID GROWTH PERFORM OVER THE YEAR ENDED OCTOBER 31, 1996?

A. Growth's total return for the year was 8.18%, while its benchmark index, the S&P 500, posted a 24.03% total return. In May and June, however, the fund made some modifications to its strategy. Since July 16, when the fund began to rebound from a sharp summer correction, Growth outpaced its benchmark with a total return of 18.45%, compared with the S&P's 12.87% total return.

AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1996)
                Growth Investors      S&P 500
6 Months*            7.76%             9.03%
1 Year               8.18%            24.03%
5 Years              9.32%            15.50%
10 Years            13.56%            14.62%
20 Years            19.98%            14.50%
*Actual cumulative return

                                QUICK FUND FACTS

                                GROWTH INVESTORS

                                   STRATEGY:
                                Growth over time
                              through investments
                              in larger companies
                             regardless of dividend
                                   potential.

                                INCEPTION DATE:
                                October 31, 1958

                                     SIZE:
                                  $4.8 billion
                            (as of October 31, 1996)

                              INVESTMENT APPROACH:
                                     Growth

                                    TICKER:
                                     TWCGX

$10,000 OVER A 20-YEAR PERIOD (as of October 31, 1996)

[mountain graph - data below]

Value on 10/31/96:
$382,823 GROWTH INVESTORS
$150,228 S&P 500

$10,000 investment made 10/31/76

                GROWTH INVESTORS  S&P 500
DATE               ACCT VALUE    ACCT VALUE

10/31/76            $10,000       $10,000
10/31/77            $11,394        $9,382
10/31/78            $15,839        $9,972
10/31/79            $24,920       $11,499
10/31/80            $51,526       $15,191
10/31/81            $57,068       $15,274
10/31/82            $55,479       $17,769
10/31/83            $74,853       $22,723
10/31/84            $66,170       $24,155
10/31/85            $77,189       $28,828
10/31/86           $107,371       $38,383
10/31/87           $117,382       $40,817
10/31/88           $121,119       $46,872
10/31/89           $172,890       $59,186
10/31/90           $152,619       $54,737
10/31/91           $245,173       $73,073
10/31/92           $259,809       $80,330
10/31/93           $281,850       $92,288
10/31/94           $289,334       $95,859
10/31/95           $353,883      $121,125
10/31/96           $382,823      $150,228

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                       10

                                                                October 31, 1996
------------------------------------------------------------------------
Growth Investors

Q.   WHY DID THE FUND UNDERPERFORM THE BENCHMARK FOR THE ONE-YEAR PERIOD?

A. Because the large-capitalization stocks in the S&P 500 outperformed the growth stocks in the fund. For most of the period, high-growth company stocks lagged far behind those of slower -- but steadier -- earning companies. Last winter, for example, weakness in semiconductor earnings led to significant losses in many of Growth's technology holdings. At the same time, large gains in the S&P 500's many large-cap, slower-growth companies led to a sharp rise for the index.

Q.   CAN YOU GIVE AN EXAMPLE OF A STOCK THAT HURT FUND PERFORMANCE?

A. I would point to our ownership of Micron Technology early in the period. We owned Micron because demand for its semiconductors was very high, and its growth showed strong acceleration for many quarters. A company like Micron, though, relies on continually growing demand. At one point early in the period, Micron's earnings were still very strong but demand for its product seemed to be slipping a bit. Eventually, demand slipped further and investors began selling off shares of Micron, hurting the price of those shares and fund performance.

Q. WHY HAS THE FUND PERFORMED BETTER SINCE THE END OF THE EARLY SUMMER STOCK-MARKET CORRECTION?

A. Primarily because some of our high-growth choices bounced back sharply after July by releasing better-than-expected earnings. One example is Newbridge Networks. It declined precipitously in July and August, but rebounded after an excellent second quarter earnings report. Ultimately, Newbridge was one of our best-performing holdings for the one-year period. Also, large-sized companies generally performed better than smaller firms in the last three months of the period because their steadier earnings appeared attractive to investors frustrated with the market decline. The fact that Growth owns many large-sized companies put it on similar footing with the index. Finally, beginning in May 1996, we adjusted some of the fund's management techniques to improve our stock selection.

Q.   WHAT ADJUSTMENTS DID YOU MAKE?

A. The most important change we made was to significantly reduce the number of holdings in the fund's portfolio. We trimmed the number of portfolio holdings almost in half. Our primary goal was to focus Growth's assets on leaders -- companies that display the best earnings growth or the strongest competitive positions in their industries. In the database software sector, for example, there are several competing firms, but we believe that Oracle Systems is the largest and fastest growing among them. At the end of the period, Growth had a more than 2% weighting in Oracle. Overall, Growth's top-10 holdings as of April 30, 1996, comprised 20.6% of the fund. On October 31, 1996, the top-10 stocks accounted for 33% of assets.

TOP TEN HOLDINGS (as of October 31, 1996)

                                                         % of fund
                                                      investments in
                                      % of fund       these holdings
                                     investments       one year ago
Tellabs, Inc.                            4.9%                 --
Newbridge Networks Corp. ADR             4.5%                 --
Cisco Systems Inc.                       3.9%                3.5%
Philip Morris Companies Inc.             3.4%                 --
ADC Telecommunications, Inc.             3.1%                1.5%
Citicorp                                 3.0%                1.9%
Home Depot, Inc.                         2.9%                 --
First Data Corp.                         2.6%                0.3%
MFS Communications, Inc.                 2.4%                 --
Intel Corp.                              2.3%                3.2%

                                       11

------------------------------------------------------------------------
Growth Investors

We believe the adjustments have significantly helped performance. Particularly in the second half of the period, many industry-leading firms posted strong and consistent earnings, which attracted many investors. Also, by limiting our holdings to what we think are better quality companies, we were able to avoid some "blow-ups" among firms with lesser fundamentals. That was especially true in the health care sector.

Q.   HAVE YOU MADE ANY OTHER SIGNIFICANT CHANGES TO GROWTH'S MANAGEMENT?

A. In addition to the portfolio changes mentioned above, we have refocused our investment teams to provide additional management resources to the fund. In the past six months, I have become the lead manager of a dedicated group of managers and analysts that will devote its time to Growth almost exclusively.

Q.   What is your current investment strategy for Growth?

A. Because U.S. corporate profit growth has been relatively moderate for the past year, we think it could be very profitable to maintain our discipline of seeking companies with accelerating growth rates. For example, the fund owns a significant position in telecommunications equipment companies and networking firms. These companies should be well positioned to take advantage of growing business and consumer demand for distributing voice, video and data over the telecommunications infrastructure.

     We expect that continued low interest rates and moderate growth will also benefit banking and insurance stocks. Our positions in these types of companies have grown for reasons specific to their sectors as well. In the insurance industry, for example, the states of California and Florida recently set up natural- disaster relief funds that may, for the first time in years, make it profitable to sell policies in those states.

TOP FIVE INDUSTRIES (as of October 31, 1996)
                                                      % of fund
                                                   investments in
                                   % of fund      these industries
                                  investments       one year ago
Communications Equipment              15.4%              7.6%
Computer Software & Services          12.8%              7.0%
Pharmaceuticals                        6.7%              1.7%
Banking                                6.1%              4.5%
Computer Peripherals                   5.9%              7.1%

          Growth Investors' schedule of investments begins on page 17.

                                       12

------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS October 31, 1996

SELECT INVESTORS
--------------------------------------------------------------------------------
Shares                                                            Value
                            ($ In Thousands)
--------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--10.9%
           750,000    AlliedSignal Inc.                      $   49,125
         1,000,000    Boeing Co.                                 95,375
           700,000    Lockheed Martin Corp.                      62,738
           600,000    McDonnell-Douglas Corp.                    32,700
           525,000    Northrop Grumman Corp.                     42,394
           775,000    Textron Inc.                               68,781
           700,000    United Technologies Corp.                  90,125
                                                                 ------
                                                                441,238
                                                                -------
BANKING--6.9%
         2,000,000    Bank of New York Co., Inc.                 66,250
           600,000    BankAmerica Corp.                          54,900
         1,150,000    Chase Manhattan Corp.                      98,613
           850,000    Northern Trust Corp.                       59,075
                                                                 ------
                                                                278,838
                                                                -------
CHEMICALS & RESINS--3.7%
            40,000    Ciba-Geigy AG ORD                          49,122
         1,450,000    Monsanto Co.                               57,456
           900,000    Sherwin-Williams Co.                       45,112
                                                                 ------
                                                                151,690
                                                                -------
COMMUNICATIONS EQUIPMENT--2.0%
           900,000    Cascade Communications Corp.(1++)          65,419
           350,000    Premisys Communications, Inc.(1)           17,456
                                                                 ------
                                                                 82,875
                                                                 ------
COMMUNICATIONS SERVICES--2.2%
           650,000    Compania De Telefonia
                         Espana SA ADR                           39,163
         1,044,200    Lucent Technologies, Inc.                  49,077
                                                                 ------
                                                                 88,240
                                                                 ------
COMPUTER PERIPHERALS--3.1%
         2,025,000    Cisco Systems Inc.(1)                     125,170
                                                                -------

COMPUTER SOFTWARE & SERVICES--9.5%
           800,000    American Management
                         System, Inc.(1)                         25,400
           786,000    Automatic Data Processing, Inc.            32,717
           700,000    BMC Software, Inc.(1++)                    58,013
           800,000    Computer Associates
                         International, Inc.                     47,300

--------------------------------------------------------------------------------
Shares                                                            Value
                            ($ In Thousands)
--------------------------------------------------------------------------------

           150,000    Electronic Data Systems Corp.            $  6,750
           927,939    First Data Corp.                           74,003
           625,000    Microsoft Corp.(1)                         85,820
         1,300,000    Oracle Systems Corp.(1)                    55,006
                                                                 ------
                                                                385,009
                                                                -------
COMPUTER SYSTEMS--1.1%
           250,000    Compaq Computer Corp.(1)                   17,406
           444,200    Sun Microsystems, Inc.(1++)                27,068
                                                                 ------
                                                                 44,474
                                                                 ------
CONSUMER PRODUCTS--4.0%
           800,000    Black & Decker Corp.                       29,900
           475,000    Clorox Company                             51,834
           900,000    Gillette Company                           67,275
           450,000    Newell Company                             12,769
                                                                 ------
                                                                161,778
                                                                -------
DIVERSIFIED COMPANIES--6.6%
         1,100,000    General Electric Co.                      106,425
           355,000    Minnesota Mining &
                         Manufacturing Co.                       27,202
         2,700,000    Tyco International, Ltd.                  133,987
                                                                -------
                                                                267,614
                                                                -------
ELECTRICAL & ELECTRONIC COMPONENTS--3.2%
         1,200,000    Intel Corp.                               131,775
                                                                -------

ENERGY (PRODUCTION & MARKETING)--6.1%
         1,150,000    Apache Corp.                               40,825
           650,000    Enron Corp.                                30,225
           490,800    Enron Oil & Gas Co.                        12,638
           600,000    Ente Nazionale Idrocarburi
                         SpA ADR                                 28,500
           500,000    Louisiana Land & Exploration Co.           28,438
           750,000    Sonat Inc.                                 36,937
           675,000    Texaco Inc.                                68,597
                                                                 ------
                                                                246,160
                                                                -------
ENERGY (SERVICES)--9.5%
           950,000    BJ Services Co.(1)                         42,631
         1,500,000    Baker Hughes Inc.                          53,438
           700,000    Diamond Offshore Drilling(1)               42,612
         1,350,000    Halliburton Co.                            76,444
         2,500,000    Reading & Bates Corp.(1)                   71,875
           900,000    Rowan Companies, Inc.(1)                   20,137
           250,000    Schlumberger Ltd.                          24,781
           775,000    Western Atlas Inc.(1)                      53,766
                                                                 ------
                                                                385,684
                                                                -------
See Notes to Financial Statements

                                       13

------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (continued) October 31, 1996

SELECT INVESTORS (continued)
--------------------------------------------------------------------------------
Shares                                                            Value
                            ($ In Thousands)
--------------------------------------------------------------------------------
FOOD & BEVERAGE--3.5%
         1,400,000    Anheuser-Busch Companies, Inc.         $   53,900
           900,000    Coca-Cola Company                          45,450
           600,000    Hershey Foods Corp.                        29,025
           400,000    Sysco Corp.                                13,600
                                                                 ------
                                                                141,975
                                                                -------
HEALTH CARE--2.5%
           865,000    Cardinal Health, Inc.                      67,903
           975,000    Columbia/HCA Healthcare Corp.              34,856
                                                                 ------
                                                                102,759
                                                                -------
INSURANCE--0.6%
           425,000    Allstate Corp.                             23,853
                                                                 ------

LEISURE--1.5%
           850,000    Carnival Corp.                             25,606
           450,000    Eastman Kodak Co.                          35,888
                                                                 ------
                                                                 61,494
                                                                 ------
MEDICAL EQUIPMENT & SUPPLIES--0.1%
           141,040    Allegiance Corporation(1)                   2,645
                                                                  -----

OFFICE EQUIPMENT--1.0%
           700,000    Pitney Bowes, Inc.                         39,113
                                                                 ------

PHARMACEUTICALS--8.6%
           230,000    Elan Corp., plc ADR(1)                      6,382
         1,150,000    Johnson & Johnson                          56,638
           975,000    Lilly (Eli) & Co.                          68,737
         1,000,000    Pfizer, Inc.                               82,750
         1,025,000    SmithKline Beecham plc ADR                 64,191
         1,100,000    Warner-Lambert Co.                         69,988
                                                                 ------
                                                                348,686
                                                                -------
RETAIL (APPAREL)--2.8%
         1,900,000    NIKE, Inc.                                111,863
                                                                -------

RETAIL (GENERAL MERCHANDISE)--3.2%
         1,000,000    Sears, Roebuck & Co.                       48,375
         3,000,000    Wal-Mart Stores, Inc.                      79,875
                                                                 ------
                                                                128,250
                                                                -------
RETAIL (SPECIALTY)--4.0%
           600,000    Home Depot, Inc.                           32,850
         1,650,000    TJX Companies, Inc.                        66,000
         1,875,000    Toys "R" Us, Inc.(1)                       63,516
                                                                 ------
                                                                162,366
                                                                -------

--------------------------------------------------------------------------------
Shares/Principal Amount                                           Value
                            ($ In Thousands)
--------------------------------------------------------------------------------

TOBACCO--0.5%
           200,000    Philip Morris Companies Inc.          $    18,525
                                                            -----------

TOTAL COMMON STOCKS--97.1%                                    3,932,074
                                                              ---------
   (Cost $3,067,879)


PREFERRED Stocks

COMPUTER SOFTWARE & SERVICES--0.4%
           128,800    SAP AG Preferred ORD                       17,298
                                                                 ------
   (Cost $22,594)

TEMPORARY CASH INVESTMENTS*

   $23,433 par value FHLMC Discount Note,
     5.195%, 11-13-96                                            23,392
   $30,000 par value FNMA Discount Notes,
     5.15%-5.21%, 11-8-96 through 11-29-96                       29,940
   Repurchase Agreement, J. P. Morgan
     Securities, Inc.,  (U.S. Treasury
     obligations), in a joint trading account
     at 5.52%, dated 10-31-96, due 11-1-96
     (Delivery value $4,601)                                      4,600
   Repurchase Agreement, Goldman Sachs
     & Co., Inc.,  (U.S. Treasury
     obligations), in a joint trading account
     at 5.45%, dated 10-31-96, due 11-1-96
     (Delivery value $14,902)                                    14,900
   Repurchase Agreement, Merrill Lynch &
     Co., Inc.,  (U.S. Treasury
     obligations), in a joint trading account
     at 5.50%, dated 10-31-96, due 11-1-96
     (Delivery value $29,505)                                    29,500
                                                                 ------

TOTAL TEMPORARY CASH INVESTMENTS--2.5%                          102,332
                                                                -------
   (Cost $102,332)

TOTAL INVESTMENT
SECURITIES--100.0%                                           $4,051,704
            =====                                            ==========
   (Cost $3,192,805)

FORWARD FOREIGN CURRENCY CONTRACTS

     Contracts       Settlement                 Unrealized
      to Sell           Dates        Value         Gain
   --------------    ----------    -------      ----------
   24,770,048 CHF     11-29-96     $19,583         $271
   22,847,382 DEM     11-29-96      15,079           88
                                    ------           --
                                   $34,662         $359
                                   =======         ====
(Value on Settlement Date $35,021)

                                       14

HERITAGE INVESTORS
--------------------------------------------------------------------------------
Shares                                                            Value
                            ($ In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE & DEFENSE--3.3%
           425,000    BE Aerospace, Inc.(1)                   $   9,191
           275,000    Precision Castparts Corp.                  12,856
           350,000    Sundstrand Corporation                     14,087
                                                                 ------
                                                                 36,134
                                                                 ------
BANKING--3.5%
           250,000    Cole Taylor Financial Group, Inc.           7,531
           330,000    North Fork Bancorporation, Inc.            10,436
           480,000    Washington Mutual, Inc.                    20,220
                                                                 ------
                                                                 38,187
                                                                 ------
BIOTECHNOLOGY--0.7%
           115,000    Agouron Pharmaceuticals, Inc.(1)            6,569
            80,000    Isis Pharmaceuticals, Inc.(1)               1,285
                                                                  -----
                                                                  7,854
                                                                  -----
BUILDING & HOME IMPROVEMENTS--1.3%
           140,000    Apogee Enterprises, Inc.                    5,372
           524,100    Interface, Inc.                             8,779
                                                                  -----
                                                                 14,151
                                                                 ------
BUSINESS SERVICES & SUPPLIES--8.0%
           350,000    National Computer Systems, Inc.             7,481
           570,000    Norrell Corp.                              14,250
           200,000    Paychex, Inc.                              11,375
           350,000    Pittston Brink's Group                      9,975
         1,160,000    Reynolds & Reynolds Co.                    30,595
           690,000    SITEL Corp.(1)                             13,584
                                                                 ------
                                                                 87,260
                                                                 ------
COMMUNICATIONS EQUIPMENT--9.6%
           275,000    ADC Telecommunications, Inc.(1)            18,820
           300,000    ECI Telecom Ltd. ADR                        6,019
           475,000    Ericsson (L.M.) Telephone Co. ADR          13,092
           395,000    First Chicago Nextel DECS                   6,419
           400,000    Newbridge Networks Corp. ADR(1++)          12,650
           440,000    Nokia Corp. ADR                            20,405
           260,000    Tellabs, Inc.(1)                           22,132
           455,500    Wireless Telecom Group                      4,726
                                                                  -----
                                                                104,263
                                                                -------
COMMUNICATIONS SERVICES--1.7%
           365,000    Cincinnati Bell Inc.                       18,022
                                                                 ------

--------------------------------------------------------------------------------
Shares                                                            Value
                            ($ In Thousands)
--------------------------------------------------------------------------------


COMPUTER PERIPHERALS--4.2%
           670,000    BMC Industries, Inc.                   $   19,849
            60,000    Raychem Corp.                               4,688
           325,000    SCI Systems, Inc.(1++)                     16,148
           300,000    Zero Corp.                                  5,512
                                                                  -----
                                                                 46,197
                                                                 ------
COMPUTER SOFTWARE & SERVICES--7.2%
           265,000    BDM International Inc.(1)                  13,184
            91,850    Cap Volmac Group N.V. ORD                   2,502
           640,000    Getronics Geveke N.V. ORD                  15,699
           300,000    HBO & Co.(++)                              18,075
            38,100    Henry (Jack) & Associates, Inc.             1,548
           300,000    Ines Corp. ORD                              5,134
           575,000    Technology Solutions Co.(1)                22,281
                                                                 ------
                                                                 78,423
                                                                 ------
CONSUMER PRODUCTS--5.1%
            80,000    Adidas AG ORD                               6,843
           299,300    Fila Holding S.p.A. ADR                    21,550
           370,000    Harley-Davidson, Inc.                      16,696
           550,000    Herbalife International, Inc.              11,000
                                                                 ------
                                                                 56,089
                                                                 ------
CONTROL & MEASUREMENT--2.9%
           485,000    Perkin-Elmer Corp.                         26,008
           150,000    Tektronix, Inc.                             5,869
                                                                  -----
                                                                 31,877
                                                                 ------
ELECTRICAL & ELECTRONIC COMPONENTS--2.7%
           300,000    Augat Inc.                                  8,250
           110,000    Micron Technology, Inc.                     2,791
           150,000    Park Electrochemical Corp.                  3,075
           375,000    Pioneer Standard Electronics, Inc.          4,031
           175,000    STB Systems, Inc.(1)                        3,642
           250,000    Wyle Electronics                            7,469
                                                                  -----
                                                                 29,258
                                                                 ------
ENERGY (PRODUCTION & MARKETING)--5.4%
           385,000    Camco International, Inc.                  14,919
           335,000    Newpark Resources, Inc.(1)                 12,563
           260,000    Pennzoil Co.                               13,260
           315,000    Tosco Corp.                                17,679
                                                                 ------
                                                                 58,421
                                                                 ------
FINANCIAL SERVICES--5.2%
           225,000    Associates First Capital Corp.              9,759
           470,000    Credit Saison Co., Ltd. ORD                10,847

See Notes to Financial Statements

                                       15

------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1996

HERITAGE INVESTORS (CONTINUED)
--------------------------------------------------------------------------------
Shares                                                            Value
                            ($ In Thousands)
--------------------------------------------------------------------------------
           200,000    Franklin Resources, Inc.                $  14,100
           350,000    State Street Boston Corp.                  22,181
                                                                 ------
                                                                 56,887
                                                                 ------
FOOD & BEVERAGE--4.1%
            50,000    Coca-Cola Enterprises, Inc.                 2,131
           390,000    DEKALB Genetics Corp.(++)                  15,356
           150,000    Earthgrains Company                         7,950
           802,500    Richfood Holdings, Inc.                    19,511
                                                                 ------
                                                                 44,948
                                                                 ------
INSURANCE--5.4%
           650,000    Conseco Inc.(++)                           34,775
           650,000    Sunamerica, Inc.                           24,375
                                                                 ------
                                                                 59,150
                                                                 ------
MEDICAL EQUIPMENT & SUPPLIES--5.1%
           600,000    ADAC Laboratories                          12,225
           375,000    Advanced Technology
                         Laboratories, Inc.(1)                   11,391
           350,000    AmeriSource Health Corp.(1)                14,831
           150,000    Guidant Corp.                               6,919
            80,000    Hologic, Inc.(1++)                          1,835
           250,000    Kinetic Concepts, Inc.                      3,281
           184,500    Omnicare, Inc.                              5,028
                                                                  -----
                                                                 55,510
                                                                 ------
OFFICE EQUIPMENT & SUPPLIES--2.7%
           150,000    Avery Dennison Corp.                        9,881
            50,000    HON INDUSTRIES Inc.                         1,769
           170,384    Oce-Van der Grinten N.V. ORD               18,141
                                                                 ------
                                                                 29,791
                                                                 ------
PRINTING & PUBLISHING--1.7%
           350,000    Deluxe Corp.                               11,419
           150,000    Houghton Mifflin Co.                        7,444
                                                                  -----
                                                                 18,863
                                                                 ------
RETAIL (APPAREL)--3.7%
           240,000    Gucci Group ADR                            16,560
           285,000    Liz Claiborne, Inc.                        12,041
           245,000    St. John Knits, Inc.                       11,209
                                                                 ------
                                                                 39,810
                                                                 ------
RETAIL (SPECIALTY)--7.1%
           500,000    Brown Group, Inc.                          10,313
           580,000    Eagle Hardware & Garden, Inc.(1)           16,494

--------------------------------------------------------------------------------
Shares/Principal Amount                                          Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

         1,060,100    Food Lion, Inc.                         $   9,044
           505,000    Inacom Corp.(1)                            16,002
           630,000    Lowe's Companies, Inc.                     25,436
                                                                 ------
                                                                 77,289
                                                                 ------
TOBACCO--0.5%
           300,000    DiMon Inc.                                  5,700
                                                                  -----

TRANSPORTATION--0.7%
           185,000    Expeditors International of
                         Washington, Inc.                         7,770
                                                                  -----
MISCELLANEOUS--3.5%
           262,600    Hanna (M.A.) Co.                            5,580
           165,000    Loews Corp.                                13,633
           100,000    Miller Industries1                          2,338
           225,000    Timken Co.                                 10,041
           200,000    Valmont Industries, Inc.                    6,850
                                                                  -----
                                                                 38,442
                                                                 ------
TOTAL COMMON STOCKS--95.3%                                    1,040,296
                                                              ---------
   (Cost $823,968)

CONVERTIBLE PREFERRED STOCKS

COMPUTER SOFTWARE & SERVICES--1.0%
           200,000    Vanstar Financing Trust (Acquired
                          9-27-96 through 10-24-96)(+)           10,400
                                                                 ------
   (Cost $10,274)

CONVERTIBLE BONDS

ELECTRICAL & ELECTRONIC COMPONENTS--1.0%
            $6,500    C-Cube Microsystems, Inc.,
                          5.875%, 11-1-05                         8,621

             3,000    Xilinx, Inc., 5.25%, 11-1-02 (Acquired
                          1-10-96, Cost $2,676)(+)                2,835
                                                                  -----

TOTAL CONVERTIBLE BONDS                                          11,456
                                                                 ------
   (Cost $11,287)

TEMPORARY CASH INVESTMENTS--2.7%

Repurchase Agreement, J.P. Morgan
      Securities, Inc., (U.S. Treasury
      obligations), in a joint trading account
      at 5.52%, dated 10-31-96, due 11-1-96
      (Delivery value $29,405)                                   29,400
                                                                 ------
   (Cost $29,400)

TOTAL INVESTMENT
SECURITIES--100.0%                                          $ 1,091,552
                                                            ===========
   (Cost $874,929)

See Notes to Financial Statements

                                       16

HERITAGE INVESTORS (CONTINUED)

FORWARD FOREIGN CURRENCY CONTRACTS

     Contracts        Settlement                         Unrealized
      to Sell            Dates            Value          Gain(Loss)
      -------            -----            -----          ----------
     7,559,812  DEM     11-29-96      $   4,990           $  26
 1,132,805,090  JPY     11-29-96          9,974             (12)
    43,223,087  NLG     11-29-96         25,467             120
                                         ------             ---
                                        $40,431            $134
                                        =======            ====
(Amount on Settlement Date $40,565)

GROWTH INVESTORS
--------------------------------------------------------------------------------
Shares                                                            Value
                            ($ In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE--1.8%
           900,000    Boeing Co.                             $   85,838
                                                             ----------

BANKING--6.1%
         1,475,000    Citicorp                                  146,025
         3,500,000    Standard Chartered plc ORD                 37,760
           410,000    Wells Fargo & Co.                         109,521
                                                                -------
                                                                293,306
                                                                -------
BIOTECHNOLOGY--1.2%
           950,000    Amgen Inc.(1)                              58,247
                                                                 ------

COMMUNICATIONS EQUIPMENT--15.4%
         2,200,000    ADC Telecommunications, Inc.(1)           150,562
         1,800,000    Ericsson (L.M.) Telephone Co. ADR          49,612
         6,800,000    Newbridge Networks Corp. ADR(1++)         215,050
         1,400,000    Nokia Corp. ADR                            64,925
         1,600,000    Octel Communications Corp.(1)              25,500
         2,750,000    Tellabs, Inc.(1)                          234,094
                                                                -------
                                                                739,743
                                                                -------
COMMUNICATIONS SERVICES--5.3%
         1,195,000    Lucent Technologies, Inc.                  56,165
         2,325,000    MFS Communications, Inc.(1)               116,686
           875,000    SBC Communications Inc.                    42,547
         1,600,000    Worldcom Inc.(1)                           39,100
                                                                 ------
                                                                254,498
                                                                -------
COMPUTER PERIPHERALS--5.9%
         3,050,000    Cisco Systems Inc.(1)                     188,528
         2,285,500    Xylan Corp.(1)                             91,991
                                                                 ------
                                                                280,519
                                                                -------
--------------------------------------------------------------------------------
Shares                                                            Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES--12.8%
         1,139,400    Cambridge Technology
                         Partners, Inc.(1)                   $   37,458
         1,500,000    Computer Associates
                         International, Inc.                     88,687
         1,620,000    Compuware Corp.(1)                         85,860
         1,910,900    Concord EFS, Inc.(1)                       55,177
         1,550,000    First Data Corp.                          123,613
           600,000    Microsoft Corp.(1)                         82,388
         2,500,000    Oracle Systems Corp.(1)                   105,781
           787,600    SunGard Data Systems Inc.(1)               33,424
                                                                 ------
                                                                612,388
                                                                -------
COMPUTER SYSTEMS--1.7%
         1,325,000    Sun Microsystems, Inc.(1++)                80,742
                                                                 ------

CONSUMER PRODUCTS--2.9%
           875,000    Colgate-Palmolive Co., Inc.                80,500
           750,000    Gillette Company                           56,063
                                                                 ------
                                                                136,563
                                                                -------
DIVERSIFIED COMPANIES--3.3%
         1,000,000    General Electric Co.                       96,750
         1,687,500    Thermo Electron Corp.(1)                   61,594
                                                                 ------
                                                                158,344
                                                                -------
ELECTRICAL & ELECTRONIC COMPONENTS--2.3%
         1,000,000    Intel Corp.                               109,813
                                                                -------

ENERGY (PRODUCTION & MARKETING)--1.9%
           779,700    Chevron Corp.                              51,265
           403,400    Texaco Inc.                                40,996
                                                                 ------
                                                                 92,261
                                                                 ------
ENERGY (SERVICES)--1.4%
         1,275,000    ENSCO International
                         Incorporated1                           55,144
           350,000    Input/Output, Inc.(1)                      10,412
                                                                 ------
                                                                 65,556
                                                                 ------
FINANCIAL SERVICES--5.7%
         1,370,000    Federal National Mortgage
                         Association                             53,601
         1,325,400    First USA, Inc.                            76,210
         1,598,100    Money Store, Inc. (The)                    41,551
         1,880,000    Travelers Group, Inc.                     101,990
                                                                -------
                                                                273,352
                                                                -------
See Notes to Financial Statements

                                       17


------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1996

GROWTH INVESTORS (CONTINUED)
--------------------------------------------------------------------------------
Shares                                                            Value
                            ($ In Thousands)
--------------------------------------------------------------------------------
FOOD & BEVERAGE--1.0%
         1,300,000    Anheuser-Busch Companies, Inc.  $          50,050
                                                                 ------

INSURANCE--4.9%
           775,000    Ace, Ltd. ADR                              42,431
         1,075,000    Allstate Corp.                             60,334
           475,000    American International Group, Inc.         51,597
         1,547,900    Conseco Inc.(++)                           82,813
                                                                 ------
                                                                237,175
                                                                -------
LEISURE--2.9%
           935,000    HFS, Inc.(1)                               68,489
         3,300,000    International Game Technology              69,712
                                                                 ------
                                                                138,201
                                                                -------
MEDICAL EQUIPMENT & SUPPLIES--2.3%
           980,000    Boston Scientific Corp.(1)                 53,288
         1,330,800    US Surgical Corp.                          55,727
                                                                 ------
                                                                109,015
                                                                -------
PHARMACEUTICALS--6.7%
           900,000    Abbott Laboratories                        45,562
         1,200,000    American Home Products Corp.               73,500
           500,000    Johnson & Johnson                          24,625
         1,145,000    Lilly (Eli) & Co.                          80,723
           900,000    Merck & Co., Inc.                          66,713
           900,000    Pharmacia & Upjohn, Inc.                   32,400
                                                                 ------
                                                                323,523
                                                                -------
RESTAURANTS--1.0%
         1,350,000    Boston Chicken, Inc.(1++)                  49,021
                                                                 ------

RETAIL (APPAREL)--1.6%
           300,000    Gap, Inc.                                   8,700
           143,950    Footstar, Inc.(1)                           3,167
           850,000    Melville Corp.                             31,663
         1,075,000    Nautica Enterprises Inc.(1)                32,921
                                                                 ------
                                                                 76,451
                                                                 ------
RETAIL (SPECIALTY)--5.2%
         1,415,000    Avon Products, Inc.                        76,764
           200,000    Borders Group, Inc.(1)                      6,300
         2,570,200    Home Depot, Inc.                          140,718
         1,000,000    Tech Data Corp.(1)                         25,688
                                                                 ------
                                                                249,470
                                                                -------
TOBACCO--3.4%
         1,771,200    Philip Morris Companies Inc.              164,057
                                                                -------

--------------------------------------------------------------------------------
Shares/Principal Amount                                          Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Total Common Stocks--96.7%                                    $4,638,133
                                                              ----------
   (Cost $3,518,789)

TEMPORARY CASH INVESTMENTS*

   $50,000 par value FHLMC Discount Notes,
     5.21%-5.22%, 11-7-96 through 11-19-96                       49,914
   $103,230 par value FNMA Discount Notes,
     5.15%-5.18%, 11-1-96 through 11-15-96                      103,103
   Repurchase Agreement, Goldman Sachs
     & Co., Inc., (U.S. Treasury obligations),
     in joint trading account at 5.45%,
     dated 10-31-96, due 11-1-96
     (Delivery value $6,401)                                      6,400
                                                                  -----

TOTAL TEMPORARY CASH INVESTMENTS--3.3%                           159,417
                                                                 -------
   (Cost $159,417)

TOTAL INVESTMENT
SECURITIES--100.0%                                            $4,797,550
                                                              ==========
   (Cost $3,678,206)


NOTES TO SCHEDULES OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
JPY = Japanese Yen
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share
1  Non-income  producing
+ Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1996, was $13,235,000, which represented 1.2% of the net assets of Heritage.
++ Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. See Note 4 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1996.
* The rates for U.S. Government Agency discount notes are the yield to maturity at purchase.

See Notes to Financial Statements

                                       18

------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                           SELECT                   HERITAGE                    GROWTH
October 31, 1996                                          INVESTORS                 INVESTORS                  INVESTORS
                                                                   ($ In Thousands, Except Per-Share Amounts)
ASSETS
Investment securities, at value (identified
    cost of $3,192,805, $874,929 and $3,678,206,
    respectively) (Notes 3 and 4) ......................$4,051,704                 $1,091,552                 $4,797,550
Cash ...................................................     1,540                      1,219                         --
Receivable for forward foreign
    currency exchange contracts ........................       359                        134                         --
Receivable for investments sold ........................    51,707                      5,472                     25,037
Receivable for capital shares sold .....................       202                         39                         32
Dividends and interest receivable ......................     2,753                        891                      3,761
                                                             -----                        ---                      -----
                                                         4,108,265                  1,099,307                  4,826,380
                                                         ---------                  ---------                  ---------

LIABILITIES
Disbursements in excess of demand deposit cash .........     6,566                      1,785                     10,340
Payable for investments purchased ......................    58,595                     13,011                     29,978
Payable for capital shares redeemed ....................       995                        421                     16,545
Accrued management fees (Note 2) .......................     3,428                        938                      4,089
Other liabilities ......................................         2                          1                          4
                                                                 -                          -                          -
                                                            69,586                     16,156                     60,956
                                                            ------                     ------                     ------

NET ASSETS APPLICABLE
TO OUTSTANDING SHARES ..................................$4,038,679                 $1,083,151                 $4,765,424
                                                        ==========                 ==========                 ==========

CAPITAL SHARES, $.01 PAR VALUE
(In thousands)
Authorized .............................................   250,000                    250,000                    500,000
                                                           =======                    =======                    =======
Outstanding ............................................    97,279                     88,484                    214,526
                                                            ======                     ======                    =======

NET ASSET VALUE PER SHARE ..............................  $  41.52                   $  12.24                   $  22.21
                                                          ========                   ========                   ========

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ................$2,800,260                $   798,691                 $3,567,004
Undistributed net investment  income ...................    28,576                      7,938                     38,410
Accumulated undistributed net realized
    gain from investment and foreign
    currency transactions ..............................   350,596                     59,758                     40,665
Net unrealized appreciation on investments
    and translation of assets and liabilities
    in foreign currencies (Note 3) .....................   859,247                    216,764                  1,119,345
                                                           -------                    -------                  ---------
                                                        $4,038,679                 $1,083,151                 $4,765,424
                                                        ==========                 ==========                 ==========

See Notes to Financial Statements

                                                            19

------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS


                                                           SELECT                   HERITAGE                    GROWTH
Year Ended October 31, 1996                               INVESTORS                 INVESTORS                  INVESTORS
                                                                                ($ In Thousands)

INVESTMENT INCOME (LOSS)
Income:
    Dividends (net of foreign taxes withheld
      of $1,515, $192, and $675, respectively) ........$  54,279                    $  8,549                $  37,661
    Interest ..........................................    6,113                       1,910                    6,859
                                                           -----                       -----                    -----
                                                          60,392                      10,459                   44,520
                                                          ------                      ------                   ------
Expenses:
    Management fees (Note 2) ..........................   39,305                      10,573                   47,633
    Directors' fees and expenses ......................       42                          11                       50
                                                              --                          --                       --
                                                          39,347                      10,584                   47,683
                                                          ------                      ------                   ------

NET INVESTMENT INCOME (LOSS) ..........................   21,045                        (125)                  (3,163)
                                                          ------                        ----                   ------

REALIZED AND UNREALIZED  GAIN ON INVESTMENTS
AND FOREIGN  CURRENCY (Note 3) Net
realized gain during the year on:
    Investments .......................................  351,383                      61,054                   59,974
    Foreign currency transactions .....................   13,569                       8,490                   44,606
                                                          ------                       -----                   ------
                                                         364,952                      69,544                  104,580
                                                         -------                      ------                  -------

Change in net unrealized appreciation during the year on:
    Investments .......................................  324,920                      34,966                  256,589
    Translation of assets and liabilities in
      foreign currencies ..............................     (487)                       (238)                  (2,967)
                                                            ----                        ----                   ------
                                                         324,433                      34,728                  253,622
                                                         -------                      ------                  -------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY ......................  689,385                     104,272                  358,202
                                                         -------                     -------                  -------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ............................. $710,430                    $104,147                 $355,039
                                                        ========                    ========                 ========

See Notes to Financial Statements

                                                            20

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended October 31, 1996
and October 31, 1995                                 SELECT INVESTORS         HERITAGE INVESTORS      GROWTH INVESTORS
                                                                               ($ In Thousands)
INCREASE (DECREASE) IN NET ASSETS                   1996         1995          1996        1995        1996       1995

OPERATIONS
Net investment income (loss) .....................$  21,045   $  37,201     $   (125)  $   4,026    $  (3,163) $  17,621
Net realized gain on investments
   and foreign currency transactions .............  364,952     455,886       69,544      53,285      104,580    642,082
Change in net unrealized appreciation
   on investments and translation
   of assets and liabilities
   in foreign currencies .........................  324,433      76,341       34,728     110,287      253,622    276,216
                                                    -------      ------       ------     -------      -------    -------
Net increase in net assets resulting
   from operations                                  710,430     569,428      104,147     167,598      355,039    935,919
 .................................................  -------     -------      -------     -------      -------    -------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......................  (26,725)    (31,233)      (4,182)     (2,831)     (14,900)    (9,560)
From net realized gains
   from investment transactions .................. (462,881)   (305,635)     (53,228)    (43,922)    (642,609)  (602,573)
In excess of net realized gains
   from investment transactions ..................       --     (13,877)          --      (2,558)     (16,441)    (7,489)
                                                    -------     -------       ------      ------      -------     ------
Decrease in net assets from
   distributions ................................. (489,606)   (350,745)     (57,410)    (49,311)    (673,950)  (619,622)
                                                   --------    --------      -------     -------     --------   --------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........................  416,837     388,235      266,770     257,588      721,179    734,417
Proceeds from reinvestment of distributions ......  471,136     339,791       56,471      48,601      659,172    607,262
Payments for shares redeemed ....................(1,078,556) (1,216,114)    (295,150)   (312,916)  (1,425,910)  (891,558)
                                                 ----------  ----------     --------    --------   ----------   --------
Net increase (decrease) in net assets from
   capital share transactions ...................  (190,583)   (488,088)      28,091      (6,727)     (45,559)   450,121
                                                   --------    --------       ------      ------      -------    -------

NET INCREASE (DECREASE) IN NET ASSETS ...........    30,241    (269,405)      74,828     111,560     (364,470)   766,418

NET ASSETS
Beginning of year ............................... 4,008,438   4,277,843    1,008,323     896,763    5,129,894  4,363,476
                                                  ---------   ---------    ---------     -------    ---------  ---------
End of year .....................................$4,038,679  $4,008,438   $1,083,151  $1,008,323   $4,765,424 $5,129,894
                                                 ==========  ==========   ==========  ==========   ========== ==========
Undistributed net investment
    income ...................................... $  28,576   $  20,688     $  7,938   $   3,755   $   38,410  $  11,867
                                                  =========   =========     ========   =========   ==========  =========

TRANSACTIONS IN SHARES OF THE FUNDS:
(In thousands)
Sold ............................................    10,936      10,704       22,820      23,942       34,900     34,079
Issued in reinvestment of distributions .........    13,373      10,375        5,129       5,317       34,403     32,932
Redeemed ........................................   (28,464)    (33,197)     (25,302)    (30,345)     (69,582)   (42,012)
                                                    -------     -------      -------     -------      -------    -------
Net increase (decrease) .........................    (4,155)    (12,118)       2,647      (1,086)        (279)    24,999
                                                     ======     =======        =====      ======         ====     ======

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS October 31, 1996

1. Organization and Summary of Significant Accounting Policies

Organization--

Twentieth Century Investors, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Growth, Select and Heritage (the Funds) are three of the sixteen series of funds issued by the Corporation. The Funds' investment objective is to seek capital growth by investing primarily in equity securities. As a matter of fundamental policy, 80% of the assets of Select and Heritage must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income. On September 3, 1996, the Funds implemented a multiple class structure whereby each Fund is authorized to issue four classes of shares: the Investor Class, the Institutional Class, the Service Class and the Advisor Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The four classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional, Service and Advisor classes had not commenced as of the report date. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--

Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of directors.

Security Transactions--

Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--

Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions--

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities other than portfolio securities at the end of the reporting period, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts--

The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Repurchase Agreements--

The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, Investors Research Corporation (IRC), has determined are creditworthy pursuant to criteria adopted by the board of directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. IRC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

Joint Trading Account--

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with IRC, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status--

It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions to Shareholders--

Distributions   to   shareholders   are  recorded  on  the   ex-dividend   date.
Distributions from net investment income and net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

Supplementary Information--

Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, IRC, the Corporation's distributor, Twentieth Century Securities and the Corporation's transfer agent, Twentieth Century Services, Inc.

Use of Estimates--

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 1996

2. Transactions with Related Parties

The Corporation has entered into Management Agreements with IRC that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class and Service Class shares, as described in the respective prospectuses. The agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class of each Fund is 1%.

3. Investment Transactions

Investment transactions (excluding short-term investments) for the year ended October 31, 1996, were as follows:

                                    SELECT INVESTORS          HERITAGE INVESTORS          GROWTH INVESTORS
                                    ----------------          ------------------          ----------------
                                                               ($ In Thousands)
                                                               ----------------

     PURCHASES
       Common Stocks                   $3,988,735                 $1,237,762                  $5,675,184
       Preferred Stocks                    31,104                     10,274                          --
       Other Debt Obligations                  --                     27,723                          --

     PROCEEDS FROM SALES
       Common Stocks                   $4,591,947                 $1,232,259                  $6,359,100
       Preferred Stocks                    41,726                     17,613                          --
       Other Debt Obligations                  --                     29,788                          --

On  October  31,  1996,   the   composition  of  unrealized   appreciation   and
(depreciation)  of  investment   securities  based  on  the  aggregate  cost  of
investments for federal income tax purposes was as follows:

                     Appreciation    (Depreciation)          Net        Federal Tax Cost
                     ------------    --------------          ---        ----------------
                                               ($ In Thousands)
                                               ----------------

Select Investors     $  879,017         $(22,678)       $  856,339         $3,195,365
Heritage Investors      229,701          (14,643)          215,058            876,494
Growth Investors      1,130,667          (22,080)        1,108,587          3,688,963

4. Affiliated Company Transactions

A summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1996, follows:

                                SHARE/PRINCIPAL                                 REALIZED               OCTOBER 31, 1996
                                    BALANCE       PURCHASE       SALES            GAIN              SHARE/PRINCIPAL MARKET
FUND/ISSUER                        10-31-95         COST         COST            (LOSS)    INCOME     BALANCE      VALUE
-----------                        --------         ----         ----            ------    ------     -------      -----
                                                                 ($  In Thousands)

SELECT INVESTORS
Applied Materials, Inc.            600,000     $  18,688      $  48,690     $  (14,592)      --           --          --
BMC Software, Inc.                      --        45,428             --             --       --      700,000    $ 58,013
Cascade Communications Corp.            --        53,442             --             --       --      900,000*     65,419
Lattice Semiconductor Corp.             --        32,727         32,727         (7,418)      --           --          --
Sun Microsystems, Inc.                  --        35,768          9,806           (511)      --      444,200      27,068
Texas Instruments Inc.           1,650,000           350        108,359        (28,263)    $282           --          --
                                                     ---        -------        -------     ----                 --------
                                                $186,403       $199,582     $  (50,784)    $282                 $150,500
                                                ========       ========     ==========     ====                 ========

HERITAGE INVESTORS
Arris Pharmaceutical Corp.              --     $   7,077     $    7,077    $    (1,044)      --           --          --
Bay Networks, Inc.                  50,000         3,681          6,259         (1,816)      --           --          --
Chiron Corp.                            --         6,244          6,244         (1,462)      --           --          --
Chiron Corp., 1.90%, 11-17-20           --         1,940          1,944           (217)      --           --          --
Cirrus Logic, Inc.                 160,000         2,718         11,004         (5,376)      --           --          --
Conseco Inc.                            --        23,923             --             --      $53      650,000*   $ 34,775
DEKALB Genetics Corp.                   --         9,135             --             --       65      390,000*     15,356
HBO & Co.                          350,000         5,877          6,917         12,728       24      300,000*     18,075
Hologic, Inc.                           --         4,110            864           (297)      --       80,000       1,835
LSI Logic Corp., 5.50%, 3-15-01     $1,200         6,413         11,221         (5,291)      --           --          --
Lattice Semiconductor Corp.        130,000         3,781          8,879         (2,667)      --           --          --
Newbridge Networks Corp. ADR            --        12,052             --             --       --      400,000*     12,650
SCI Systems, Inc.                  200,000         6,780          2,746            446       --      325,000      16,148
Sybase, Inc.                       200,000        15,359         22,684         (9,076)      --           --          --
Zoom Telephonics, Inc.                  --         8,005          8,005         (2,021)      --           --          --
                                                   -----          -----         ------     ----                 --------
                                                $117,095      $  93,844     $  (16,093)    $142                 $ 98,839
                                                ========      =========     ==========     ====                 ========

GROWTH INVESTORS
Applied Materials, Inc.          2,200,000     $   5,503       $104,831     $  (25,802)      --           --          --
Bay Networks, Inc.               1,551,800            --         45,503         33,980       --           --          --
Boston Chicken, Inc.             1,000,000        20,384          8,710         (1,652)      --    1,350,000    $ 49,021
Cephalon, Inc.                          --        31,245         31,245        (11,740)      --           --          --
Cerner Corp.                       300,000        36,799         44,606        (14,079)      --           --          --
Chiron Corp.                       550,000        50,690        100,494        (17,364)      --           --          --
Cirrus Logic, Inc.               1,000,000            --         49,431        (27,034)      --           --          --
Conseco Inc.                            --        62,971             --             --      $89    1,547,900      82,813
Filenet Corp.                      600,000         5,968         27,560            139       --           --          --
LSI Logic Corp.                    975,000        50,868         95,850        (37,781)      --           --          --
Lam Research Corp.                 450,000        18,103         43,771        (15,743)      --           --          --
Newbridge Networks Corp. ADR            --       213,251         25,436         (8,398)      --    6,800,000*    215,050
QUALCOMM Inc.                    1,300,000            --         60,354         (8,497)      --           --          --
Sun Microsystems, Inc.                  --        67,871             --             --       --    1,325,000      80,742
Sybase, Inc.                     3,044,200        41,270        145,466        (55,168)      --           --          --
Tamura Electric Works ORD        1,800,000            --         24,137         (3,101)      19           --          --
Texas Instruments Inc.           1,611,800         4,601         91,123         (5,839)     425           --          --
                                                   -----         ------         ------      ---                 --------
                                                $609,524       $898,517      $(198,079)    $533                 $427,626
                                                ========       ========      =========     ====                 ========

     *Includes adjustments for shares received from stock split and/or stock spinoff during the year.

                                       25

FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

                                                                      Select Investors
                                                                   Years ended October 31,
                                  ------------------------------------------------------------------------------

                                        1996              1995              1994             1993              1992
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD ...................$39.52            $37.67           $45.76            $39.18           $40.79
                                       ------            ------           ------            ------           ------

INCOME FROM
INVESTMENT OPERATIONS

Net Investment
Income ................................   .20(1)            .33(1)           .40               .46              .53

Net Realized
and Unrealized
Gains (Losses) ........................  6.73              4.68            (3.59)             7.94              .34
                                         ----              ----            -----              ----              ---

Total from
Investment Operations .................  6.93              5.01            (3.19)             8.40              .87
                                         ----              ----            -----              ----              ---

DISTRIBUTIONS

From Net
Investment Income .....................  (.27)             (.281)           (.432)            (.495)           (.653)

From Net Realized
Gains on Investment
Transactions .......................... (4.66)            (2.750)          (4.466)           (1.313)          (1.823)

In Excess of Net
Realized Gains ........................ --                 (.125)          --                 (.016)          --
                                       ------              -----           ------             -----           ------

Total Distributions ................... (4.93)            (3.156)          (4.898)           (1.824)          (2.476)
                                        -----             ------           ------            ------           ------

NET ASSET VALUE,
END OF PERIOD .........................$41.52            $39.52           $37.67            $45.76           $39.18
                                       ======            ======           ======            ======           ======

TOTAL RETURN(2) .......................19.76%            15.02%           (7.37)%           22.20%             1.76%

RATIOS/SUPPLEMENTAL DATA

Ratio of Expenses to
Average Net Assets .................... 1.00%             1.00%             1.00%            1.00%             1.00%

Ratio of Net Investment
Income to Average
Net Assets ............................   .5%               .9%              1.0%             1.1%              1.4%

Portfolio Turnover Rate ...............  105%              106%              126%              82%               95%

Average Commission
Paid per Share Traded .................$.0410            $.0460             --(3)            --(3)             --(3)

Net Assets, End
of Period (in millions) ...............$4,039            $4,008            $4,278           $5,160            $4,534

----------------------------------------------------------------------------------------------------------------------

(1)Computed using average shares outstanding throughout the period.
(2)Total   return   assumes   reinvestment   of  dividends   and  capital  gains
   distributions, if any.
(3)Disclosure of average commission paid per share was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements

                                       26

                                                                     Heritage Investors
                                                                   Years ended October 31,
                                  ------------------------------------------------------------------------------

                                        1996              1995              1994             1993              1992
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD .................  $11.75            $10.32           $11.03             $9.30            $8.59
                                       ------            ------           ------             -----            -----

INCOME FROM
INVESTMENT OPERATIONS

Net Investment
Income .............................. --(1)                 .05(1)           .07               .07              .10

Net Realized
and Unrealized
Gains (Losses) ......................    1.15              1.96             (.21)             2.43              .72
                                         ----              ----             ----              ----              ---

Total from
Investment Operations ...............    1.15              2.01             (.14)             2.50              .82
                                         ----              ----             ----              ----              ---

DISTRIBUTIONS

From Net
Investment Income ...................    (.05)             (.033)           (.068)            (.093)           (.113)

From Net Realized
Gains on Investment
Transactions ........................    (.61)             (.514)           (.500)            (.679)             --

In Excess of Net
Realized Gains ......................     --               (.030)           (.006)              --               --
                                        ------             -----            -----            ------           -------

Total Distributions .................    (.66)             (.577)           (.574)            (.772)           (.113)
                                         ----              -----            -----             -----            -----

NET ASSET VALUE,
END OF PERIOD .......................  $12.24            $11.75           $10.32            $11.03            $9.30
                                       ======            ======           ======            ======            =====

TOTAL RETURN(2) .....................  10.44%            21.04%           (1.13)%           28.64%             9.65%

RATIOS/SUPPLEMENTAL DATA

Ratio of Expenses to
Average Net Assets ..................    .99%              .99%             1.00%            1.00%             1.00%

Ratio of Net Investment
Income to Average
Net Assets ..........................      --               .5%               .7%              .7%              1.1%

Portfolio Turnover Rate .............    122%              121%              136%             116%              119%

Average Commission
Paid per Share Traded ...............  $.0420            $.0420             --(3)            --(3)             --(3)

Net Assets, End
of Period (in millions) .............  $1,083            $1,008              $897             $702              $369

----------------------------------------------------------------------------------------------------------------------

(1)Computed using average shares outstanding throughout the period.
(2)Total   return   assumes   reinvestment   of  dividends   and  capital  gains
   distributions, if any.
(3)Disclosure of average commission paid per share was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements

                                       27

FINANCIAL  HIGHLIGHTS  (CONTINUED)  (For  a  Share  Outstanding  Throughout  the Period)
                                                                      Growth Investors
                                                                   Years ended October 31,
                                  ------------------------------------------------------------------------------

                                        1996              1995              1994             1993              1992
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD .................  $23.88            $22.99           $25.27            $23.64           $22.32
                                       ------            ------           ------            ------           ------

INCOME FROM
INVESTMENT OPERATIONS

Net Investment
Income (Loss) .......................    (.01)1             .08(1)           .06               .06             (.02)

Net Realized and
Unrealized Gains ....................    1.47              4.08              .48              1.94             1.35
                                         ----              ----              ---              ----             ----

Total from
Investment Operations ................   1.46              4.16              .54              2.00             1.33
                                         ----              ----              ---              ----             ----

DISTRIBUTIONS

From Net
Investment Income ....................   (.07)             (.051)           (.056)           --                (.013)

From Net Realized
Gains on Investment
Transactions .........................  (2.98)            (3.183)          (2.764)            (.353)          --

In Excess of Net
Realized Gains .......................   (.08)             (.040)           (.002)            (.013)          --
                                         ----              -----            -----             -----

Total Distributions ..................  (3.13)            (3.274)          (2.822)            (.366)           (.013)
                                        -----             ------           ------             -----            -----

NET ASSET VALUE,
END OF PERIOD ........................ $22.21            $23.88           $22.99            $25.27           $23.64
                                       ======            ======           ======            ======           ======

TOTAL RETURN(2) ......................  8.18%            22.31%             2.66%            8.48%             5.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Expenses to
Average Net Assets ...................  1.00%             1.00%             1.00%            1.00%             1.00%

Ratio of Net Investment
Income (Loss) to Average
Net Assets ...........................  (.1)%               .4%               .3%              .2%             (.1)%

Portfolio Turnover Rate ..............   122%              141%              100%              94%               53%

Average Commission
Paid per Share Traded ................ $.0360            $.0400             --(3)            --(3)             --(3)

Net Assets, End
of Period (in millions) .............. $4,765            $5,130            $4,363           $4,641            $4,472

----------------------------------------------------------------------------------------------------------------------

(1)Computed using average shares outstanding throughout the period.
(2)Total   return   assumes   reinvestment   of  dividends   and  capital  gains
   distributions, if any.
(3)Disclosure of average commission paid per share was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements

                                       28

------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS' REPORT

The Shareholders and Board of Directors
Twentieth Century Investors, Inc.


     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Investors, Heritage Investors and Growth Investors, (three of the sixteen funds comprising TWENTIETH CENTURY INVESTORS, INC.) as of October 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Investors, Heritage Investors and Growth Investors, as of October 31, 1996, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

/s/BAIRD, KURTZ & DOBSON
BAIRD, KURTZ & DOBSON


Kansas City, Missouri
November 20, 1996

                                       29

------------------------------------------------------------------------
IMPORTANT NOTICE FOR ALL IRA AND 403(B) SHAREHOLDERS

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at Twentieth Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call Twentieth Century for either form. Your written election is valid for only six months from the date of receipt at Twentieth Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                       30

                      This page left blank for your notes.

                                       31

Twentieth Century Investors, Inc.

Investment Manager
Investors Research Corporation
Kansas City, Missouri

This report and the financial statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Twentieth Century Securities, Inc.

                               TWENTIETH CENTURY
                                  Growth Funds
                                 Annual Report
                                October 31, 1996

                                     Select
                                    Heritage
                                     Growth
                       ---------------------------------
                       TWENTIETH CENTURY INVESTORS, INC.


Twentieth Century Mutual Funds
and The Benham Group
------------------------------
P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200
------------------------------
PERSON-TO-PERSON ASSISTANCE:
1-800-345-2021 OR 816-531-5575
------------------------------
AUTOMATED INFORMATION LINE:
1-800-345-8765
------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-753-1865
------------------------------
FAX: 816-340-7962
------------------------------
INTERNET: www.twentieth-century.com
------------------------------
SH-BKT-6907         [recycled logo]
9612                   Recycled







                                TWENTIETH CENTURY
                                   AGGRESSIVE
                                  GROWTH FUNDS


                                  Annual Report

                                   OCTOBER 31,
                                      1996







                                      Ultra
                                      Vista
    ------------------------------------------------------------------------
                        TWENTIETH CENTURY INVESTORS, INC.


                                 [front cover]




    ------------------------------------------------------------------------
TABLE OF CONTENTS

Our Message to You-------------------------------------------------------------1
Investment Philosophy and Policies---------------------------------------------2
New Class of Shares------------------------------------------------------------2
Period Overview----------------------------------------------------------------3
Investment Review
     Ultra Investors-----------------------------------------------------------4
     Vista Investors-----------------------------------------------------------7
Schedules of Investments
     Ultra Investors----------------------------------------------------------10
     Vista Investors----------------------------------------------------------13
Statements  of Assets  and  Liabilities---------------------------------------15
Statements  of   Operations---------------------------------------------------16
Statements  of Changes  in Net  Assets----------------------------------------17
Notes  to  Financial  Statements----------------------------------------------18
Financial    Highlights-------------------------------------------------------25
Independent Accountants' Report-----------------------------------------------27


INDICES USED FOR PERFORMANCE COMPARISONS - None are investment products available for purchase.

THE S&P 500 INDEX is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market generally. The index, however, has a large capitalization bias, which is why mutual funds that invest in middle capitalization or small capitalization stocks may choose to use smaller capitalization indices as benchmarks.

NASDAQ COMPOSITE INDEX is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller capitalization and growth-oriented U.S. stocks generally.

Twentieth Century Mutual Funds and The Benham Group are registered service marks of Twentieth Century Services, Inc. and Benham Management Corporation, respectively. American Century is a service mark of Twentieth Century Services, Inc.







                                                                October 31, 1996
------------------------------------------------------------------------
OUR MESSAGE TO YOU


     The 12 months ended October 31, 1996, was a landmark period for the U.S. stock market and for Twentieth Century. The market rallied to all-time highs in late spring and from late summer into fall. The Dow Jones Industrial Average surpassed 6000 for the first time and the S&P 500 broke through the 700 level. Specific stock sector performance varied widely in the volatile market environment. In the following pages, our investment management team discusses the extent to which Ultra and Vista participated in the 1996 rally.

[photo of James E. Stowers
and James E. Stowers III]

     On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services, including the Benham family of U.S. Treasury, government and municipal funds. Twentieth Century also began to offer two classes of shares for many of its funds, including Ultra and Vista. One class is for investors who buy directly from Twentieth Century (the Investor Class) and one is for investors who buy through financial intermediaries (the Advisor Class). We've introduced the Advisor Class as a way to make shares of the funds available to investors who buy shares through financial intermediaries who expect to be compensated for the additional services they provide.

     In October we announced the new name for our recently integrated company. Beginning January 1, 1997, we will serve you under the name AMERICAN CENTURY INVESTMENTS, which reflects our expanded identity, the spirit of independence common to Twentieth Century and Benham, and our optimism for a new century of continued American prosperity. American Century's fund family will be divided into three groups - the Benham Group, the American Century Group and the Twentieth Century Group. Ultra and Vista will remain in the Twentieth Century Group, reflecting their continued adherence to the growth style of investing that we have practiced over the years.

     You may have noticed that this annual report covers only two funds, Ultra and Vista, whereas in the past it covered six. This new focused format allows us to deliver your report more rapidly to you. We can also give you better information by tailoring the report specifically to the issues that are most relevant to Ultra and Vista investors.

     We continue to work to provide you with information and services we think are useful and convenient. Thank you for investing with us.


Sincerely,

/s/James E. Stowers                        /s/James E. Stowers III
James E. Stowers                           James E. Stowers III
Chairman of the Board and Founder          President and Chief Executive Officer

                                        1

------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind Twentieth Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that the greatest market gains occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Finally, Twentieth Century funds are managed by teams, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     ULTRA INVESTORS generally invests in the securities of mid-sized and larger companies that exhibit accelerating growth. It will typically have significant price fluctuations.

     VISTA INVESTORS invests mainly in the securities of smaller or medium-sized firms with accelerating growth. Although Vista has been one of Twentieth Century's more volatile funds over the short term, it has also offered high potential for long-term growth.


NEW CLASS OF SHARES FOR ADVISORS

     Until September 3, 1996, Ultra and Vista issued one class of fund shares, reflecting the fact that most investors bought their Twentieth Century fund shares directly from Twentieth Century. All investors paid the same 1.00% annual unified management fee and did not pay any commissions or other fees to Twentieth Century.

     But times have changed. Increasing numbers of investors are purchasing fund shares through financial intermediaries who expect compensation for fund transactions. In September, Twentieth Century began to offer two classes of shares for many of its funds, including Ultra and Vista. One class is for investors who still buy directly from Twentieth Century, the other for investors who buy through financial intermediaries.

     The original class of Ultra and Vista shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders still pay the 1.00% annual unified management fee and do not pay any commissions or other fees for purchase of fund shares directly from Twentieth Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS ARE LISTED IN NEWSPAPERS. No other class will be so listed.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class investors pay a reduced annual management fee (0.75%), but also pay a 0.50% 12b-1 service and distribution fee, half of which is available to pay for recordkeeping and administrative services and half of which is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased.

     Both classes of shares represent a pro rata interest in the funds, and generally have the same rights and conditions.

                                        2

                                                                October 31, 1996
------------------------------------------------------------------------
PERIOD OVERVIEW

U.S. ECONOMIC ENVIRONMENT

     The watchword in the U.S. economy in 1996 year to date (as of October 31) was uncertainty. Mixed economic signals led to widely varying expectations about the Federal Reserve's interest rate policy which, in turn, produced considerable volatility in U.S. capital markets. The year began with recessionary expectations that caused the Federal Reserve to cut short-term interest rates in January to boost the economy. Concerns about a slowdown gave way to fears about higher interest rates and inflation as the economy grew at a stronger-than-expected 2.2% annual rate in the first quarter, then heated up in the second quarter, expanding at a 4.7% annual rate. Yet these fears proved premature and inflation anxiety subsided as third quarter economic growth fell to a 2.0% annual rate.

     Despite the growth spurt in the second quarter, inflation has remained tame throughout the year. For the first 10 months of 1996, inflation (as measured by the consumer price index) rose at an annualized rate of 3.3%. A strong correlation has historically existed between low inflation and strong stock market performance, and that correlation has continued so far in 1996.

U.S. STOCK MARKET ENVIRONMENT

     When discussing the U.S. stock market's 1996 performance through October 31, some market analysts have used the terms "risk-averse," "fear-driven" and "rotational." Those descriptions are best understood by examining stock investors' general reactions to the market's strong performance in 1995 and the uncertain economic environment in 1996. U.S. stock market returns in 1995 were exceptional. The major U.S. stock indices (the Dow Jones Industrial Average, the S&P 500 and the Nasdaq Composite Index) each returned over 30% for the year. After such strong results, many investors feared weaker performance in 1996. These bearish expectations were fueled further by predictions of economic weakness and slower earnings growth. Then, strong second quarter economic growth made many stock investors nervous about higher interest rates and inflation, which can also hurt stock performance.

     What we have seen, as a result, is conservative investment behavior in 1996
- what analysts refer to as a "flight to quality." Although most investors have continued to show a willingness to invest in the equity markets, their nervousness has caused many of them to focus on the largest, most liquid companies in each stock sector. Market analysts are calling these stocks the new "Nifty 50," comparing them to the original Nifty 50 that existed in the early 1970s. The new Nifty 50 includes S&P 500 companies such as General Electric, Coca-Cola, Gillette, Colgate-Palmolive and Citibank, as well as Nasdaq companies such as Microsoft and Intel.

     The flight to quality has boosted the performance of these stocks and the indices of which they are a part. Both the S&P 500 and the Nasdaq Composite Index were up over 16% year to date as of October 31. But the new Nifty 50 stocks have been the biggest beneficiaries of this unexpectedly strong performance. The returns for the shares of medium-sized and small companies have been lower. As of October 31, the S&P 400 index of medium-sized companies had returned 13% year to date, and the Russell 2000 index of small company stocks was up just 9%.

                                        3

------------------------------------------------------------------------
ULTRA INVESTORS
------------------------------------------------------------------------
MANAGEMENT Q & A

      An interview with Jim Stowers III and Bruce Wimberly, portfolio managers on the Ultra Investors management team.

Q: HOW DID ULTRA INVESTORS PERFORM OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1996?

A: The fund's total return for the period was 10.79%, compared with a 24.03% total return for the S&P 500 Index and a gain of 17.90% for the Nasdaq Composite Index. The fund performed better through the first 10 months of 1996 but not nearly enough to make up for ground it lost to the S&P 500 in late 1995 when technology stocks corrected. The fund's long-term performance remains strong, with returns ahead of the S&P for both the five-year and 10-year periods ended October 31, 1996 (see chart below).

---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1996)

                                 1 Year             5 Years           10 Years         Since Inception
                             Investor Class     Investor Class     Investor Class       Advisor Class
                             --------------     ---------------    --------------      ---------------
ULTRA: Investor Class*
(Inception 11/2/81)             10.79%              15.62%            19.92%                 N/A
ULTRA: Advisor Class*
(Inception 9/3/96)                 N/A                 N/A               N/A              -0.10%
S&P 500                         24.03%              15.50%            14.62%               1.63%
NASDAQ                          17.90%              17.60%            12.97%              -1.18%
*See page 2 for a description of the share classes

-----------------------------------------------------------------------
$10,000 OVER A 10-YEAR PERIOD (as of October 31, 1996)

[mountain graph]

Value on 10/31/96
-----------------
ULTRA INVESTORS       S&P 500            NASDAQ
      $10,000         $10,000            $10,000
       $9,676         $10,634             $8,961
      $11,566         $12,212            $10,601
      $16,236         $15,420            $12,629
      $14,771         $14,261             $9,143
      $29,766         $19,038            $15,051
      $29,632         $20,929            $16,774
      $41,420         $24,044            $21,600
      $40,557         $24,975            $21,551
      $55,519         $31,557            $28,718
      $61,509         $39,139            $33,858

Graph represents a hypothetical investment in Ultra Investors, Investor Class as of 10/31/86. Performance of Advisor Class shares will vary from that of Investor Class shares due to differing sales loads and fees.

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                  Quick
                                                  Fund
                                                  Facts
                                             ----------------
                                                  ULTRA
                                                INVESTORS
                                             ----------------

                                                TOTAL SIZE
                                              (ALL CLASSES):
                                              $18.3 billion
                                         (as of October 31, 1996)

                                           INVESTMENT APPROACH:
                                            Aggressive Growth

                                                 TICKER:
                                                  TWCUX

                                        4

                                                                October 31, 1996
------------------------------------------------------------------------
ULTRA INVESTORS

Q:   WHY DID ULTRA UNDERPERFORM THE S&P 500 FOR THE PERIOD?

A: There were two main reasons. One, alluded to in the previous answer and discussed in the semiannual report, is the correction in the technology sector in late 1995 after excess manufacturing capacity in the semiconductor market became apparent. The other reason is general market uncertainty over the direction of the economy and future corporate earnings. During the first 10 months of 1996, this has resulted in two reactions. Many investors sought out those companies, such as Coca-Cola, that are slower growing but have more predictable earnings and less sensitivity to economic swings. Secondly, investors rotated in and out of various industry groups. Rotation is not our style. Our approach is not to chase the stocks that the market is rewarding at any one moment but to stick to our discipline of investing in companies exhibiting accelerating growth over time. This discipline may result in short-term periods of underperformance. however, over longer periods of time, we believe the market will continue to reward our long-term growth style of investing. For more information about the S&P 500's performance, see the Period Overview on page 3.

Q:   WHY DID ULTRA UNDERPERFORM THE NASDAQ COMPOSITE?

A: The fund had an overweighting of semiconductor stocks relative to the Nasdaq index in late 1995. Therefore, the correction that hit those stocks had a greater adverse effect on the fund. For much of 1996, the fund benefited from gains in the Nasdaq Composite because it owned many of the larger Nasdaq names that drove the index's performance, including Oracle Systems Corp., Cisco Systems, Inc., Intel Corp. and Microsoft Corp. Yet it's also important to keep in mind that as of October 31, 1996, only about one-third of the companies owned by the fund are traded on the Nasdaq.

Q: DOES THE MARKET'S FAVORING OF LARGE CAPITALIZATION STOCKS WITH PREDICTABLE EARNINGS CHANGE ULTRA'S STRATEGY?

A: No. We continue to believe that the market ultimately recognizes and rewards the stocks of companies with accelerating earnings. Our approach remains the same: to carefully research and invest in companies we believe have the best long-term growth potential. These companies can be in any number of industries or any market capitalization but share many of the same basic characteristics. They tend to have improving business fundamentals, leading products in growing industries and a committed management team.

Q: DOES ULTRA'S STRATEGY LEAD IT TO ANY OF THE LARGE CAPITALIZATION STOCKS THAT HAVE RECENTLY DRIVEN THE PERFORMANCE OF THE S&P 500?

A: Yes, General Electric Co. is one such example. This company may not have been associated with Ultra in the past but we like it because management has greatly increased shareholder value by improving operational efficiency, increasing foreign investment and dominating the markets in which it

TOP TEN HOLDINGS (as of October 31, 1996)
------------------------------------------------------------------------

                                                         % of fund
                                                       investments in
                                     % of fund         these holdings
                                     investments        one year ago
Cisco Systems Inc.                      6.2%                  3.3%
Sun Microsystems, Inc.                  4.5%                  2.3%
Ascend Communications, Inc.             4.0%                  1.2%
Merck & Co., Inc.                       3.6%                  2.1%
Citicorp                                3.2%                  1.6%
Cascade Communications Corp.            3.0%                  1.1%
Chase Manhattan Corp.                   2.9%                     -
Pfizer, Inc.                            2.7%                  2.6%
Johnson & Johnson                       2.6%                  2.0%
U.S. Robotics Corp.                     2.3%                  2.2%

                                        5

-------------------------------------------------------------------------
ULTRA INVESTORS

     competes. Demand for GE's power generation products has increased overseas and its finance division continues to generate excellent returns on investment. Although Ultra today invests in larger cap stocks than it has in the past, the underlying philosophy in choosing those stocks remains the same.

Q:   HOW HAS THE PORTFOLIO CHANGED IN THE SIX MONTHS ENDED OCTOBER 31, 1996?

A: There were no major shifts in the portfolio over that period. We continued to like the way the fund was positioned both in terms of earnings power and industry weightings. Two areas where we increased holdings modestly were stocks in the financial and lodging industries. One of our larger bank holdings is Citicorp, which we added to during the period. We continue to like its prospects both in terms of continuing cost efficiencies and improving capital management. In addition, it continues to expand its services in fast-growing markets outside of the U.S.

     We also increased holdings in the lodging industry because it has benefited from improved pricing and higher occupancy rates. Given the lack of new construction and positive demographic trends, we think industry fundamentals will remain strong.

Q: AS OF OCTOBER 31, 1996, THE FUND STILL HAD ABOUT HALF OF ITS ASSETS IN TECHNOLOGY STOCKS, THE SAME EXPOSURE AS AT APRIL 30. WHICH SECTORS DO YOU LIKE WITHIN TECHNOLOGY?

A: The portfolio's period end holdings were very well diversified within technology, with an emphasis on telecommunications. In general, we focused on stocks with dominant market share that can exhibit some degree of pricing flexibility. Companies like Cisco Systems, Inc., Ascend Communications, Inc. and U.S. Robotics remained large holdings in the fund because of their excellent growth characteristics. We also like these companies because they benefit from the increasing need for bandwidth, or data carrying capacity, for computer networks. We also have added stocks of companies that are helping with data management and storage.

Q:   WHAT ARE YOUR THOUGHTS ABOUT THE FUND'S FUTURE?

A: Many observers are confident that the pace of U.S. corporate profit growth will slow in the next 12 to 24 months. If they are right, earnings growth will be more difficult for investors to find. To the extent that Ultra continues to own the growing companies that have been the cornerstone of its long-term philosophy and success, we are confident about the fund's prospects over the next several years.

TOP FIVE INDUSTRIES (as of October 31, 1996)
------------------------------------------------------------------------
                                                          % of fund
                                                       investments in
                                    % of fund         these industries
                                    investments         one year ago
Computer Peripherals                   15.4%                16.9%
Computer Software & Services           11.5%                15.0%
Pharmaceuticals                        11.3%                 8.9%
Banking                                 8.7%                 2.4%
Communications Equipment                7.6%                 7.2%


           Ultra Investors' schedule of investments begins on page 10.

                                        6

                                                                October 31, 1996
------------------------------------------------------------------------
VISTA INVESTORS

------------------------------------------------------------------------
MANAGEMENT Q & A

     An interview with Glenn Fogle, a portfolio manager on the Vista Investors management team.

Q:   HOW DID THE FUND PERFORM OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1996?

A: Vista Investors had a 6.96% total return for the period while the S&P 500 Index gained 24.03% and the Nasdaq Composite Index rose 17.90% The fund's underperformance versus these indices is in contrast with longer-term performance that is on par with the S&P 500 (see the chart below).

Q:   WHY DID VISTA UNDERPERFORM THE S&P 500 FOR THE PERIOD?

A: Because 1996 has been a better year for the large company stocks in the S&P 500 than for the small

---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1996)

                                1 Year             5 Years           10 Years         Since Inception
                            Investor Class     Investor Class     Investor Class       Advisor Class
VISTA: Investor Class*
(Inception 11/25/83)             6.96%              14.61%           14.67%                  N/A
VISTA: Advisor Class*
(Inception 9/3/96)                 N/A                 N/A              N/A               -7.11%
S&P 500                         24.03%              15.50%           14.62%                1.63%
NASDAQ                          17.90%              17.60%           12.97%               -1.18%

*See page 2 for a description of the share classes.

[mountain graph]

------------------------------------------------------------------------
$10,000 OVER A 10-YEAR PERIOD (as of October 31, 1996)

Value on 10/31/96
------------------------------------------------------------------------
$10,000 OVER A 10-YEAR
VISTA INVESTORS                S&P 500                          Nasdaq
$10,000                       $10,000                         $10,000
 $9,229                       $10,634                          $8,961
$11,566                       $12,212                         $10,601
$15,238                       $15,420                         $12,629
$11,858                       $14,261                          $9,143
$19,882                       $19,038                         $15,051
$20,788                       $20,929                         $16,774
$24,471                       $24,044                         $21,600
$25,489                       $24,975                         $21,551
$36,755                       $31,557                         $28,718
$39,313                       $39,139                         $33,858

Graph represents a hypothetical investment in Vista Investors, Investor Class as of 10/31/86. Performance of Advisor Class shares will vary from that of Investor Class shares due to differing sales loads and fees.

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                  Quick
                                                  Fund
                                                  Facts
                                             ----------------
                                                  Vista
                                                Investors
                                             ---------------

                                                TOTAL SIZE
                                              (ALL CLASSES):
                                               $2.3 billion
                                         (as of October 31, 1996)

                                           INVESTMENT APPROACH:
                                            Aggressive Growth

                                                 TICKER:
                                                  TWCVX

                                        7

------------------------------------------------------------------------
VISTA INVESTORS

     company stocks in the fund. As we discuss in the Period Overview on page 3, the U.S. stock market was very volatile during the period as many investors tried to determine the direction of the economy. To use a nautical metaphor, when the seas are stormy, people want to be on a big boat. In the 1996 stock market, the big boat was large companies. Investors increasingly shunned smaller companies and previously obscure stocks in rapidly growing industries. Although these characteristics may be out of favor at the moment, Vista continues to hold these types of stocks because we think they have the greatest potential for long-term earnings growth and ultimately for higher valuations.

Q:   WHY DID VISTA UNDERPERFORM THE NASDAQ COMPOSITE INDEX?

A: The Nasdaq index is considered a barometer for the stock price performance of companies that are smaller than those in the S&P 500 index, yet the composite is heavily weighted toward large capitalization companies listed on Nasdaq. The strong performance of the Nasdaq index during the period reflects the outperformance of some of its largest component companies, including Oracle Systems

Top Ten Holdings (as of October 31, 1996)
--------------------------------------------------------------------
                                                             % of fund
                                                           investments in
                                          % of fund        these holdings
                                          investments       one year ago
PairGain Technologies, Inc.                  6.7%                 1.4%
HFS, Inc.                                    5.8%                 2.7%
HBO & Co.                                    4.0%                 2.2%
Rational Software Corp.                      3.7%                    -
Dura Pharmaceuticals, Inc.                   3.4%                 1.3%
Cognos Incorporated ADR                      3.1%                 1.2%
Corporate Express, Inc.                      2.8%                 1.9%
McAfee Associates, Inc.                      2.7%                    -
Jones Medical Industries. Inc.               2.6%                    -
USA Waste Services, Inc.                     2.6%                 1.0%

     Corp., Cisco Systems, Inc., Intel Corp. and Microsoft Corp. These stocks benefited from the same factors that boosted the S&P 500 - investors were buying larger, more established companies with relatively predictable earnings. Because Vista tends to invest in smaller companies, it did not benefit from the Nasdaq's large stock bias. Vista also was underweighted in financial stocks, which comprise a significant portion of the index. In general, the shares of smaller banking companies benefited from industry consolidation trends, but we do not think their growth prospects are generally as strong as those of the companies Vista owned during the period.

Q: CAN YOU GIVE SOME EXAMPLES OF COMPANIES THE MARKET MISTREATED THAT THE VISTA MANAGEMENT TEAM LIKED?

A: Corporate Express, Inc. and Centocor, Inc. are two companies that exemplified this trend. Corporate Express' stock lost about 25% of its value when the market corrected in July and hadn't bounced back as of the end of the period. These shares performed poorly despite spectacular company performance. During the third quarter of 1996, the company experienced quarterly revenue growth above 50% and an earnings jump of 66%. We think Corporate Express will grow rapidly in 1997 and eventually investors should be willing to pay for that growth.


Top Five Industries (as of October 31, 1996)
------------------------------------------------------------------------
                                                         % of fund
                                                       investments in
                                    % of fund         these industries
                                    investments         one year ago
Computer Software & Services          20.3%                 11.9%
Business Services & Supplies          15.4%                  8.6%
Communications Equipment              13.1%                  3.9%
Leisure                                7.2%                  2.0%
Pharmaceuticals                        7.0%                  1.6%

                                        8

                                                                October 31, 1996
------------------------------------------------------------------------
VISTA INVESTORS

     Centocor is a biotech company that introduced a new product with proven clinical benefits and enormous potential. The product, Reopro, is an anti-coagulant used to keep blood from clotting during angioplasty, a procedure that clears clogged arteries. Initially, the market was excited by Reopro and the stock reached $40 a share in May before dropping to $29 a share at the end of October. Again, we think the market price of the stock will eventually reflect the progress of the company.

Q: HOW HAS THE COMPOSITION OF THE FUND'S PORTFOLIO CHANGED IN THE SIX MONTHS ENDED OCTOBER 31, 1996?

A: Our industry weightings have remained relatively steady since the changes we made during the six months ended April 30. As you may recall, we eliminated our holdings in semiconductor stocks in late 1995 in the wake of softening demand. Since then, we've held onto the software and services companies added at that time.

Q:   HOW HAS VISTA'S TECHNOLOGY POSITION CHANGED FROM A YEAR AGO?

A: It has dropped from 56.6% of the fund a year ago to 39.4% as of October 31, 1996. Whereas semiconductor and related stocks were as much as one third of the fund a year ago, all have since been sold. Vista's semiannual report discussed an oversupply of semiconductor manufacturing capacity which prompted that change. As of October 31, 1996, our biggest concentration within the technology sector was computer software and we believe we are well diversified within that category. By that we mean that our holdings offer a wide variety of software products to customers in many different industries - utilities, hospitals, manufacturers and distributors. Generally, these products customize computer systems to work in a particular business environment.

Q:   CAN YOU GIVE SOME EXAMPLES?

A: Rational Software Corp. and Cognos Incor-porated were two of Vista's largest holdings as of the end of the period. Rational's software is used to design and create applications programs. Cognos sells software that helps corporations make their databases more accessible to nontechnical users. Looking ahead, we like software companies because as long as the world continues to use computers, people will need more powerful software to make their systems more effective.

Q: DO YOU BELIEVE A CORRECTION COULD OCCUR IN THE SOFTWARE MARKET, AS HAPPENED WITH SEMICONDUCTORS?

A: Stock prices for software companies can always go down, but the two businesses are very different. Pricing for software is more defensible, margins are high and product costs are low. The software companies that we own sell a proprietary, value-added product with few substitutes. In contrast, semiconductors are more like commodity products. The customer will readily switch to the lowest-cost supplier, so manufacturers are constantly investing in expensive plants to reduce their unit costs. A sudden increase in manufacturing capacity, as happened in 1995, can impact the economics for that industry.

Q:   CAN YOU OFFER SHAREHOLDERS ANY PERSPECTIVE ON THE FUND'S FUTURE?

A: Over the last half year or so, the kinds of companies on which Vista focuses (rapidly growing small- and medium-sized firms) have substantially underperformed major stock market indices such as the S&P 500 and the Dow Jones Industrial Average. Investors have favored the stocks of larger companies despite the fact that the companies owned in Vista are growing several times faster than the average company in the major market indices. We find this combination of circumstances attractive because we can now buy more "growth" for a lower price.

           Vista Investors' schedule of investments begins on page 13.

                                        9

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS October 31, 1996

ULTRA INVESTORS
--------------------------------------------------------------------------------
Shares                                                              Value
                                             ($ In Thousands)
--------------------------------------------------------------------------------

COMMON STOCKS
AEROSPACE & DEFENSE-2.9%
          975,000     AlliedSignal Inc.                          $  63,862
        2,050,000     Boeing Co.                                   195,519
        1,400,000     Lockheed Martin Corp.                        125,475
        1,100,000     United Technologies Corp.                    141,625
                                                                 ---------
                                                                   526,481
                                                                 ---------
BANKING-8.7%
        1,600,000     Bank of Boston Corp.                         102,400
        2,250,000     BankAmerica Corp.                            205,875
        6,250,000     Chase Manhattan Corp.                        535,938
        5,895,000     Citicorp                                     583,605
        4,339,232     HSBC Holdings PLC ORD                         88,387
          800,000     NationsBank Corp.                             75,400
                                                                 ---------
                                                                 1,591,605
                                                                 ---------
BIOTECHNOLOGY-2.5%
        6,250,000     Amgen Inc.1                                  383,203
          900,000     Biogen Inc.1++                                67,163
                                                                 ---------
                                                                   450,366
                                                                 ---------
BROADCASTING-0.3%
        2,172,500     Evergreen Media Corporation1++                58,386
                                                                 ---------

BUSINESS SERVICES & SUPPLIES-1.8%
        2,400,000     AccuStaff, Inc.1++                            63,900
          950,000     CUC International, Inc.1                      23,275
       11,098,105     New World
                         Development Co., Ltd. ORD                  64,589
        1,700,000     Paychex, Inc.                                 96,688
        7,500,000     Sun Hung Kai
                         Properties Limited ORD                     85,357
                                                                 ---------
                                                                   333,809
                                                                 ---------
CHEMICAL & RESINS-2.7%
          135,000     Ciba-Geigy AG ORD                            165,789
        1,400,000     IMC Global, Inc.                              52,500
        4,100,000     Monsanto Co.                                 162,462
        1,000,000     Potash Corp.
                         of Saskatchewan Inc. ADR                   70,875
         1,075,000    Praxair, Inc.                                 47,569
                                                                  ---------
                                                                   499,195
                                                                  ---------

--------------------------------------------------------------------------------
Shares                                                                Value
                                             ($ In Thousands)
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-7.6%
          350,000     Andrew Corp.1                              $  17,062
         1,000,000    Aspect Telecommunications
                         Corp.1                                     59,250
        7,450,000     Cascade Communications
                         Corp.1++                                  541,521
        3,000,000     Newbridge Networks
                         Corp. ADR1++                               94,875
        1,348,000     Northern Telecom Ltd. ADR                     87,788
          840,000     PairGain Technologies, Inc.1++                57,750
        1,300,000     Tellabs, Inc.1                               110,663
        6,600,000     U.S. Robotics Corp.1++                       415,388
                                                                 ---------
                                                                 1,384,297
                                                                 ---------
COMMUNICATIONS SERVICES-4.6%
         5,950,000    Lucent Technologies, Inc.                    279,650
         2,800,000    Sprint Corp.                                 109,900
         3,750,000    Telecomunicacoes Brasileiras
                         S.A. ADR                                  279,375
         6,750,000     Worldcom Inc.1                              164,953
                                                                 ---------
                                                                   833,878
                                                                 ---------
COMPUTER PERIPHERALS-15.4%
       11,288,000     Ascend Communications, Inc.1++               737,247
       18,416,000     Cisco Systems Inc.1                        1,138,339
        4,900,000     FORE Systems, Inc.1++                        194,469
        7,300,000     Iomega Corporation1++                        157,406
        2,350,000     Seagate Technology1                          156,862
        2,550,000     Storage Technology Corp.1                    108,694
        4,700,000     3Com Corp.1++                                318,131
                                                                 ---------
                                                                 2,811,148
                                                                 ---------
COMPUTER SOFTWARE & SERVICES-11.5%
        2,675,000     BMC Software, Inc.1++                        221,690
        1,900,000     Citrix Systems, Inc.1++                      104,500
        3,900,000     Computer Associates
                         International, Inc.                       230,588
        1,200,000     Electronics for Imaging, Inc.1++              86,400
        3,100,000     HBO & Co.++                                  186,775
          900,000     McAfee Associates, Inc.1++                    41,006
          642,100     Medic Computer
                         Systems, Inc.1++                           17,979
        1,425,000     Microsoft Corp.1                             195,670
        9,500,000     Oracle Systems Corp.1                        401,969
        5,150,000     Parametric Technology Corp.1                 251,384
        2,900,000     Peoplesoft, Inc.1++                          259,913

See Notes to Financial Statements        10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                Value
                                             ($ In Thousands)
--------------------------------------------------------------------------------

          750,000     Shared Medical
                         Systems Corp.++                       $    36,094
        1,925,930     Sterling Commerce, Inc.1++                    54,167
          550,000     Sterling Software, Inc.1                      17,875
                                                                 ---------
                                                                 2,106,010
                                                                 ---------
COMPUTER SYSTEMS-6.4%
        1,350,000     Dell Computer Corp.1++                       110,025
        1,800,000     International Business
                         Machines Corp.                            232,200
       13,450,000     Sun Microsystems, Inc.1++                    819,609
                                                                 ---------
                                                                 1,161,834
                                                                 ---------
CONSUMER PRODUCTS-0.6%
        1,150,000     Gillette Company                              85,962
           38,017     SMH Swiss Corporation for
                         Microelectronics and
                         Watchmaking Industries
                         Ltd. ORD                                   23,239
                                                                 ---------
                                                                   109,201
                                                                 ---------
DIVERSIFIED COMPANIES-1.8%
        3,200,000     General Electric Co.                         309,600
        1,500,000     Westinghouse Electric Corp.                   25,687
                                                                 ---------
                                                                   335,287
                                                                 ---------
ELECTRICAL & ELECTRONIC COMPONENTS-2.5%
        2,750,000     C-Cube Microsystems Inc.1++                  106,906
        3,200,000     Intel Corp.                                  351,400
                                                                 ---------
                                                                   458,306
                                                                 ---------

ENERGY (PRODUCTION & MARKETING)-1.9%
        1,150,000     Benton Oil & Gas Co.1                         28,103
        1,100,000     Chesapeake Energy Corp.1                      64,075
        4,050,000     Global Marine, Inc.1                          74,419
        1,750,000     Noble Drilling Corp.1                         32,594
        1,000,000     Transocean Offshore Inc.                      63,250
        1,700,000     Williams Companies, Inc. (The)                88,825
                                                                 ---------
                                                                   351,266
                                                                 ---------
ENERGY (SERVICES)-1.7%
        2,900,000      Baker Hughes Inc.                           103,313
        2,150,000      Schlumberger Ltd.                           213,119
                                                                 ---------
                                                                   316,432
                                                                 ---------
ENVIRONMENTAL SERVICES-1.3%
        7,750,000     Republic Industries, Inc.1                   240,734
                                                                 ---------

--------------------------------------------------------------------------------
Shares                                                                Value
                                             ($ In Thousands)
--------------------------------------------------------------------------------

FINANCIAL SERVICES-3.3%
        4,000,000     Associates First Capital Corp.    $          173,500
        8,400,000     Cheung Kong (Holdings)
                         Ltd. ORD                                   67,355
        7,000,000    Citic Pacific Ltd. ORD                         34,039
        1,200,000    Federal Home Loan Mortgage
                         Corporation                               121,200
          450,000     Green Tree Financial Corp.                    17,831
        1,300,000    Household International, Inc.                 115,050
        2,150,000    MBNA Corp.                                     81,163
                                                                  ---------
                                                                   610,138
                                                                  ---------
HEALTHCARE-1.3%
        1,500,000     Columbia/HCA
                         Healthcare Corp.                           53,625
        2,500,000     Healthsouth Rehabilitation
                         Corp.1                                     93,750
        1,900,000    Oxford Health Plans, Inc.1++                   86,569
                                                                  ---------
                                                                   233,944
                                                                  ---------
INDUSTRIAL EQUIPMENT & MACHINERY-1.0%
          715,400     Case Corp.                                    33,266
        3,450,000     Deere & Co.                                  144,038
                                                                  ---------
                                                                   177,304
                                                                  ---------
INSURANCE-0.6%
          750,000     Allstate Corp.                                42,094
        1,100,000     ITT Hartford Group, Inc.                      69,300
                                                                 ---------
                                                                   111,394
                                                                 ----------
Leisure-1.7%
           20,000     Disney (Walt) Co.                              1,317
        7,900,000     Hilton Hotels Corporation                    239,963
        1,132,900     Marriott International, Inc.                  64,434
                                                                  ---------
                                                                   305,714
                                                                 ----------
MEDICAL EQUIPMENT & SUPPLIES-0.6%
         1,200,000    Medtronic, Inc.                               77,250
           950,000    US Surgical Corp.                             39,781
                                                                 ---------
                                                                   117,031
                                                                 ---------
PERSONAL SERVICES-0.6%
        3,800,000     Service Corp. International                  108,300
                                                                 ---------
PHARMACEUTICALS-11.3%
        4,600,000     American Home Products Corp.                 281,750
         9,560,000    Johnson & Johnson                            470,830
         1,800,000    Lilly (Eli) & Co.                            126,900
         8,850,000    Merck & Co., Inc.                            656,006

See Notes to Financial Statements       11

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1996

ULTRA INVESTORS (CONTINUED)
--------------------------------------------------------------------------------
Shares/Principal Amount                                               Value
                                             ($ In Thousands)
--------------------------------------------------------------------------------

         5,900,000    Pfizer, Inc.                               $ 488,225
         1,750,000    Sankyo Co. Ltd. ORD                           43,307
                                                                 ---------
                                                                 2,067,018
                                                                 ---------
RESTAURANTS-0.3%
         1,650,000    Boston Chicken, Inc.1++                       59,916
                                                                 ---------
RETAIL (APPAREL)-1.4%
         4,400,000    NIKE, Inc.                                   259,050
                                                                 ---------

RETAIL (GENERAL MERCHANDISE)-0.6%
        2,350,000     Sears, Roebuck & Co.                         113,681
                                                                 ---------
RETAIL (SPECIALTY)-1.8%
        3,450,000     Bed Bath & Beyond Inc.1++                     86,897
        1,875,000     Just For Feet, Inc.1++                        48,867
        2,556,600     Oakley, Inc.1                                 38,029
        1,000,000     PETsMART, Inc.1                               26,750
        4,000,000     Starbucks Corp.1++                           130,250
                                                                 ---------
                                                                   330,793
                                                                 ---------
TOBACCO-0.8%
        1,500,000     Philip Morris Companies Inc.                 138,938
                                                                 ---------
TOTAL COMMON STOCKS-99.5%                                       18,201,456
 (Cost $12,255,210)                                             ----------

TEMPORARY CASH INVESTMENTS*
     $12,762 par value FHLMC Discount Note,
         5.36%, 11-1-96                                             12,762
     $20,000 par value FNMA Discount Note,
         5.15%, 11-8-96                                             19,980
     Repurchase Agreement, Goldman Sachs
         & Co., Inc., (U.S. Treasury obligations),
         in a joint trading account at 5.45%,
         dated 10-31-96, due 11-1-96
         (Delivery value $67,610)                                   67,600
                                                                 ---------

TOTAL TEMPORARY CASH INVESTMENTS-0.5%                              100,342
                                                                 ---------
 (Cost $100,342)

TOTAL INVESTMENT
SECURITIES -100.0%                                             $18,301,798
                                                               ===========
 (Cost $12,355,552)


Forward Foreign Currency Contracts

           Contracts           Settlement                         Unrealized
            to Sell               Dates            Value          Gain (Loss)
      ------------------       ----------       ----------       ------------
       3,085,674,984 JPY        11-29-96          $ 27,170           $ (33)
          98,941,157 CHF        11-29-96            78,222            1,081
                                                    ------            -----
                                                  $105,392           $1,048
                                                  ========           ======
(Value on Settlement Date $106,440)

See Notes to Financial Statements      12

--------------------------------------------------------------------------------

VISTA INVESTORS
--------------------------------------------------------------------------------
Shares                                                                Value
                                             ($ In Thousands)
--------------------------------------------------------------------------------


COMMON STOCKS

AIRLINES-0.9%
              550,000      Atlas Air, Inc.1                       $  20,281
                                                                  ---------

BIOTECHNOLOGY-5.7%
             1,800,000      Centocor, Inc.1                          52,762
               525,000     Genetics Institute, Inc.1                 34,387
             1,000,000     IDEC Pharmaceuticals Corp.1++             21,563
               600,000     Interneuron
                              Pharmaceuticals, Inc.1                 14,700
               300,000     Neurex Corp.1++                            4,668
                                                                  ---------
                                                                    128,080
                                                                  ---------
BUSINESS SERVICES & SUPPLIES-15.4%
             1,025,000      APAC Teleservices, Inc.1                 47,150
             1,875,000     AccuStaff, Inc.1++                        49,922
               750,000     Career Horizons, Inc.1++                  30,469
             1,275,000     Corestaff, Inc.1                          32,592
             1,300,000     Corrections Corp. of America1             33,800
             2,600,000     Employee Solutions, Inc.1++               57,200
               700,000     Gartner Group, Inc.1                      21,700
               570,000     National Data Corp.                       23,441
               800,000     Quintiles Transnational Corp.1            52,500
                                                                   --------
                                                                    348,774
                                                                   --------
COMMUNICATIONS EQUIPMENT-13.1%
               775,000     Cable Design
                              Technologies Corp.1                    19,956
             1,650,000     Comverse Technology, Inc.1++              57,544
               825,000     MRV Communications, Inc.1                 17,531
               850,000      P-COM, Inc.1++                           18,700
             2,200,000     PairGain Technologies, Inc.1++           151,250
               400,000      Premisys
                              Communications, Inc.1                  19,950
               238,000     VideoServer, Inc.1                        11,201
                                                                  ---------
                                                                    296,132
                                                                  ---------
COMMUNICATIONS SERVICES-0.7%
              600,000      Omnipoint Corporation1                    16,425
                                                                  ---------
COMPUTER PERIPHERALS-3.3%
               400,000      Cisco Systems Inc.1                      24,725
               850,000     Diebold, Inc.                             48,875
                                                                  ---------
                                                                     73,600
                                                                  ---------

--------------------------------------------------------------------------------
Shares                                                                Value
                                             ($ In Thousands)
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES-20.3%
             1,000,000     Acxiom Corp.1                          $ 39,125
               500,000     Affiliated Computer
                              Services, Inc.1                       27,125
               500,000     Aspen Technology, Inc.1++                33,500
               700,000     Baan Co., N.V. ADR
                              (Acquired 3-1-96
                              through 6-3-96,
                              Cost $20,332)1+                       25,900
             2,250,000     Cognos Incorporated ADR1++               70,312
             1,500,000     HBO & Co.++                              90,375
             1,350,000     McAfee Associates, Inc.1++               61,509
             2,200,000     Rational Software Corp.1++               84,012
                85,000     Remedy Corp.1                             4,123
               450,000     Viasoft, Inc.1                           22,275
                                                                 ---------
                                                                   458,256
                                                                 ---------
ELECTRICAL & ELECTRONIC COMPONENTS-2.0%
              700,000      DSP Communications, Inc.1++              26,688
              387,500     Sanmina Corp.1                            17,873
                                                                 ---------
                                                                    44,561
                                                                 ---------
ENVIRONMENTAL SERVICES-4.3%
             1,800,000     USA Waste Services, Inc.1                57,600
             1,150,000     United Waste Systems, Inc.1              39,388
                                                                 ---------
                                                                    96,988
                                                                 ---------
FINANCIAL SERVICES-0.7%
              600,000      Cityscape Financial Corp.1               15,300
                                                                 ---------
HEALTHCARE-4.2%
               450,000     Access Health Inc.1                      14,738
             1,725,000     Health Management
                              Associates, Inc.1                     37,950
               525,000     Henry Schein, Inc.1                      20,836
               450,000      OccuSystems, Inc.1++                    12,403
               700,000     Orthodontic Centers
                              of America Inc.1++                     9,975
                                                                 ---------
                                                                    95,902
                                                                 ---------
LEISURE-7.2%
             1,500,000     Extended Stay America, Inc.1             29,813
             1,800,000     HFS, Inc.1                              131,850
                                                                 ---------
                                                                   161,663
                                                                 ---------
MEDICAL EQUIPMENT & SUPPLIES-1.9%
               653,700     IDEXX Laboratories, Inc.1                25,576
               900,000     Thermolase Corp.1                        17,663
                                                                 ---------
                                                                    43,239
                                                                 ---------

See Notes to Financial Statements      13

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1996

VISTA INVESTORS (CONTINUED)
--------------------------------------------------------------------------------
Shares/Principal Amount                                               Value
                                             ($ In Thousands)
--------------------------------------------------------------------------------

METALS (NON-FERROUS)-2.0%
              754,600      Oregon Metallurgical Corp.1++         $  23,581
              675,000      Titanium Metals Corporation1             20,883
                                                                 ---------
                                                                    44,464
                                                                 ---------
PHARMACEUTICALS-7.0%
             2,200,000     Dura Pharmaceuticals, Inc.1++            76,175
             1,350,000     Jones Medical Industries, Inc.++         58,388
               450,000      Medicis Pharmaceutical Corp.1++         22,612
                                                                 ---------
                                                                   157,175
                                                                 ---------
RETAIL (FOOD & DRUG)-1.1%
              950,000      Whole Foods Market, Inc.1++              24,403
                                                                 ---------
RETAIL (GENERAL MERCHANDISE)-0.9%
              640,000      Jones Apparel Group, Inc.1               20,000
                                                                 ---------
RETAIL (SPECIALTY)-5.2%
             1,900,000     Corporate Express, Inc.1                 62,344
              600,000      Fastenal Company                         27,825
              925,000      U.S. Office Products Co.1++              26,594
                                                                 ---------
                                                                   116,763
                                                                 ---------
MISCELLANEOUS-1.1%
              850,000      Apollo Group Inc. Cl A1                  23,163
               346,900     Fuisz Technologies Limited1               2,775
                                                                 ---------
                                                                    25,938
                                                                 ---------
TOTAL COMMON STOCKS-97.0%                                        2,187,944
                                                                 ---------
  (Cost $1,652,312)

TEMPORARY CASH INVESTMENTS*
     $27,665 par value FNMA Discount Note,
         5.186%, 11-5-96                                            27,649
     Repurchase Agreement, J.P. Morgan
         Securities, Inc., (U.S. Treasury
         obligations), in a joint trading account
         at 5.52%, dated 10-31-96, due 11-1-96
         (Delivery value $40,906)                                   40,900
                                                                 ---------

TOTAL TEMPORARY CASH INVESTMENTS-3.0%                               68,549
(Cost $68,549)                                                   ---------


TOTAL INVESTMENT
SECURITIES-100.0%                                               $2,256,493
(Cost $1,720,861                                                ==========


NOTES TO SCHEDULES OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
JPY = Japanese Yen
ORD = Foreign Ordinary Share

1 Non-income producing

+ Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1996, was $25,900 (in thousands), which represented 1.1% of the net assets of Vista.

++ Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as define in the Investment Company Act of 1940. See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1996.

* The rates for U.S. Government Agency discount notes are the yield to maturity at purchase.

See Notes to Financial Statements     14

---------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1996


                                                                           Ultra Investors   Vista Investors
                                                                    ($ In Thousands, Except Per-Share Amounts)

ASSETS
Investment securities, at value (identified cost of $12,355,552
     and $1,720,861, respectively) (Notes 3 and 5) ........................  $18,301,798      $2,256,493
Cash ......................................................................       20,725           7,927
Receivable for forward foreign currency exchange contracts ................        1,048             --
Receivable for investments sold ...........................................      115,090          52,035
Receivable for capital shares sold ........................................        2,069           1,429
Dividends and interest receivable .........................................        6,880               6
                                                                             -----------      ----------
                                                                              18,447,610       2,317,890
                                                                             -----------      ----------

LIABILITIES
Disbursements in excess of demand deposit cash ............................       17,345           2,886
Payable for investments purchased .........................................      123,446          29,605
Payable for capital shares redeemed .......................................       12,256           1,883
Accrued management fees (Note 2) ..........................................       15,581           2,032
Distribution fees payable (Note 2) ........................................            2               1
Shareholder service fees payable (Note 2) .................................            2               1
Other liabilities .........................................................           32               4
                                                                              ----------      ----------
                                                                                 168,664          36,412
                                                                             -----------      ----------
Net Assets ................................................................  $18,278,946      $2,281,478
                                                                             ===========      ==========

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...................................   $11,321,04      $1,577,821
Accumulated undistributed net realized gain
     from investment and foreign currency transactions ....................    1,010,641         168,024
Net unrealized appreciation on investments
     and translation of assets and liabilities in foreign
     currencies (Note 3) ..................................................    5,947,264         535,633
                                                                             -----------      ----------
                                                                             $18,278,946      $2,281,478
                                                                             ===========      ==========

INVESTOR CLASS
Net assets ..............................................................    $18,265,895      $2,275,832
Shares outstanding (in thousands) .......................................        618,715         145,175
Net asset value, offering price and redemption
     price per share ....................................................         $29.52          $15.68

ADVISOR CLASS
Net assets ..............................................................        $13,051          $5,646
Shares outstanding (in thousands) .......................................            442             360
Net asset value, offering price and redemption
     price per share ....................................................         $29.52          $15.67


See Notes to Financial Statements              15

------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

Year Ended October 31, 1996
                                                                          Ultra Investors    Vista Investors
                                                                          ---------($ In Thousands)---------
INVESTMENT INCOME (LOSS)
Income:
   Dividends (net of foreign taxes withheld
     of $683 and $0, respectively)---------------------------------------       $110,875       $    305
   Interest--------------------------------------------------------------         20,035          5,134
                                                                              ----------       --------
                                                                                 130,910          5,439
                                                                              ----------       --------
Expenses:
   Management fees (Note 2)----------------------------------------------        162,208         20,199
   Distribution fees - Advisor Class (Note 2)----------------------------              2              1
   Shareholder service fees - Advisor Class (Note 2)---------------------              2              1
   Directors' fees and expenses------------------------------------------            166             22
                                                                              ----------       --------
                                                                                 162,378         20,223
                                                                              ----------       --------
NET INVESTMENT (LOSS)----------------------------------------------------       (31,468)       (14,784)
                                                                              ----------       --------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY (Note 3)
Net realized gain during the year on:
   Investments-----------------------------------------------------------      1,023,974        171,813
   Foreign currency transactions-----------------------------------------         13,238              -
                                                                              ----------       --------
                                                                               1,037,212        171,813
                                                                              ----------       --------

Change in net unrealized appreciation during the year on:
   Investments----------------------------------------------------------         777,812       (24,182)
   Translation of assets and liabilities in
     foreign currencies--------------------------------------------------            164              -
                                                                              ----------       --------
                                                                                 777,976       (24,182)
                                                                              ----------       --------

NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCY--------------------------------------      1,815,188        147,631
                                                                              ----------       --------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS---------------------------------------------     $1,783,720       $132,847
                                                                              ==========       ========

See Notes to Financial Statements       16

-------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

Years Ended October 31, 1996 and October 31, 1995

                                                          Ultra Investors              Vista Investors
                                                          --------------------------------------------
                                                                        ($ In Thousands)
                                                        1996          1995          1996           1995
                                                        -----         -----         -----          -----

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment (loss)----------------------------    $(31,468)     $(36,254)     $(14,784)       $(7,194)
Net realized gain on investments
   and foreign currency transactions-------------    1,037,212       619,125       171,813        111,473
Change in net unrealized appreciation
   (depreciation) on investments and
   translation of assets and liabilities
   in foreign currencies-------------------------      777,976     3,146,594      (24,182)        328,626
                                                  ------------   -----------     ---------     ----------
Net increase in net assets resulting
   from operations-------------------------------    1,783,720     3,729,465       132,847        432,905
                                                  ------------   -----------     ---------     ----------

DISTRIBUTIONS   TO   SHAREHOLDERS
From net realized gains from investment
transactions:
   Investor Class--------------------------------    (673,603)     (308,428)     (111,473)        (1,747)
In excess of net realized gains from
investment transactions:
   Investor Class--------------------------------      (9,858)             -       (1,791)          (414)
                                                  ------------   -----------     ---------     ----------

Decrease in net assets from distributions--------    (683,461)     (308,428)     (113,264)        (2,161)
                                                  ------------   -----------     ---------     ----------

NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (Note 4) -------------    2,802,785       610,592       585,978        452,830
                                                  ------------   -----------     ---------     ----------


NET INCREASE IN NET ASSETS-----------------------    3,903,044     4,031,629       605,561        883,574

NET ASSETS
BEGINNING OF YEAR--------------------------------   14,375,902    10,344,273     1,675,917        792,343
                                                  ------------   -----------     ---------     ----------


End of year--------------------------------------  $18,278,946   $14,375,902    $2,281,478     $1,675,917
                                                   ===========   ===========    ==========     ==========

See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS October 31, 1996

1. Organization and Summary of Significant Accounting Policies

Organization-

     Twentieth Century Investors, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Ultra and Vista (the Funds) are two of the sixteen series of funds issued by the Corporation. The Funds' investment objective is to seek capital growth by investing primarily in equity securities. On September 3, 1996, the Funds implemented a multiple class structure whereby each Fund is authorized to issue four classes of shares: the Investor Class, the Institutional Class, the Service Class, and the Advisor Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The four classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on October 2, 1996. Sale of the Institutional and Service classes had not commenced as of the report date. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations-

     Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of directors.

Security Transactions-

     Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income-

     Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions-

     The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities at the end of the reporting period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts-

     The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. When required, the funds will segregate assets in an amount sufficient to cover their obligation under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Repurchase Agreements-

     The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, Investors Research Corporation (IRC), has determined are creditworthy pursuant to criteria adopted by the board of directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. IRC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

Joint Trading Account-

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with IRC, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status-

     It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions to Shareholders-

     Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

Supplementary Information-

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, IRC, the Corporation's distributor, Twentieth Century Securities (TCS), and the Corporation's transfer agent, Twentieth Century Services, Inc.

Use of Estimates-

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 1996

2. Transactions with Related Parties

     The Corporation has entered into Management Agreements with IRC that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class and service class shares, as described in the respective prospectuses. The agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee for each class is as follows:

                           Investor Class          1.00%
                           Advisor Class            .75%

     The board of directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12-b1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay IRC an annual distribution fee equal to .25% and service fee equal to .25%. The fees are computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Funds including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with TCS and/or IRC. The service fee provides compensation for shareholder and administrative services rendered by IRC, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the period ended October 31, 1996 were $4,764 for Ultra, and $2,084 for Vista.

3. Investment Transactions

     Investment transactions (excluding short-term investments) for the year ended October 31, 1996, were as follows:

                                      PURCHASES OF           PROCEEDS FROM SALES
                                      COMMON STOCKS            OF COMMON STOCKS
                                      -------------           ------------------
                                      ---------------($ In Thousands)-----------

Ultra Investors                        $16,890,231              $13,982,056
Vista Investors                          2,259,492                1,776,871

     On October  31,  1996,  the  composition  of  unrealized  appreciation  and
(depreciation)  of  investment   securities  based  on  the  aggregate  cost  of
investments for federal income tax purposes was as follows:

                           APPRECIATION      (DEPRECIATION)         NET       FEDERAL TAX COST
                           -------------     -------------         ----       ----------------
                           ---------------------------($ In Thousands)------------------------
Ultra Investors             $5,992,171         $(78,433)        $5,913,738        $12,388,060
Vista Investors                616,345          (81,388)           534,957          1,721,536

--------------------------------------------------------------------------------

4. Capital Share Transactions

     There are 750,000,000 shares of the Investor Class and 312,500,000 shares of the Advisor Class authorized for issuance in Ultra. There are 500,000,000 shares of the Investor Class and 210,000,000 shares of the Advisor Class authorized for issuance in Vista. All shares are $.01 par value.
Transactions in shares of the Funds were as follows:

INVESTOR CLASS                                                 ULTRA                       VISTA
                                                       --------------------        --------------------
                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                       ------        -------       -------       -------
                                                       -------------------(In Thousands)--------------
YEAR ENDED OCTOBER 31, 1996
Shares sold                                            194,099     $5,275,609      92,373      $1,404,556
Shares issued in reinvestment of distributions          26,782        669,557       7,805         109,657
Shares redeemed                                      (114,976)    (3,155,542)    (61,545)       (934,295)
                                                     --------     ----------     -------        --------
Net increase                                           105,905     $2,789,624      38,633      $  579,918
                                                       =======     ==========      ======      ==========

YEAR ENDED OCTOBER 31, 1995
Shares sold                                            143,246     $3,318,033      88,066      $1,139,754
Shares issued in reinvestment of distributions          15,606        301,508         203           2,085
Shares redeemed                                      (134,889)    (3,008,949)    (54,178)       (689,009)
                                                     --------     ----------     -------        --------
Net increase                                            23,963    $   610,592      34,091      $  452,830
                                                        ======    ===========      ======      ==========



ADVISOR CLASS                                                  ULTRA                        VISTA
                                                       ---------------------        --------------------
                                                       SHARES         AMOUNT       SHARES         AMOUNT
                                                       ------         -------      -------        -------
                                                         -----------------( In Thousands)---------------

OCTOBER 2, 1996*
   THROUGH OCTOBER 31, 1996
Shares sold                                             443           $13,191       364            $6,124
Shares redeemed                                         (1)              (30)       (4)              (64)
                                                        --               ---        --               ---
Net increase                                            442           $13,161       360            $6,060
                                                        ===           =======       ===            ======

* Sale of the Advisor Class commenced on October 2, 1996.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED) October 31, 1996

5. Affiliated Company Transactions

     A summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1996, follows:

                                                                                      OCTOBER 31, 1996
                                   SHARE                            REALIZED          -----------------
FUND/                             BALANCE     PURCHASE     SALES      GAIN            SHARE       MARKET
ISSUER                           10-31-95       COST       COST      (LOSS)  INCOME  BALANCE       VALUE
------------------               ---------     -------     -----      -----  ------  -------       -----
                                    ---------------------------($  In Thousands)-----------------------

ULTRA INVESTORS
AccuStaff, Inc.                          -   $ 79,873    $ 7,224   $(2,521)     -    2,400,000   $ 63,900
Adobe Systems Inc.               2,300,000    101,271    195,423   (54,924)  $141            -          -
Altera Corp.                     2,100,000     50,572    118,653     38,345     -            -          -
America Online Inc.              2,750,000          -     68,951    203,738     -            -          -
Applied Materials, Inc.          6,700,000     33,074    125,752    131,930     -            -          -
Ascend Communications, Inc.      2,670,000    277,176     27,717    (5,194)     -  11,288,000*    737,247
Atmel Corp.                      1,650,000     37,538     69,599        207     -            -          -
BMC Software, Inc.               1,800,000    154,173     47,692     11,765     -    2,675,000    221,690
Bay Networks, Inc.               6,750,000     66,209    232,224    110,821     -            -          -
Bed Bath & Beyond Inc.                   -     88,848     14,393    (4,604)     -   3,450,000*     86,897
Biogen Inc.                      2,325,000     23,145    102,930     10,558     -      900,000     67,163
Boston Chicken, Inc.                     -     56,578          -          -     -    1,650,000     59,916
C-Cube Microsystems Inc.                 -    257,864    155,518   (33,387)     -    2,750,000    106,906
Cascade Communications Corp.     2,150,000     43,370          -          -     -   7,450,000*    541,521
Chiron Corp.                             -    113,945    113,945   (31,491)     -            -          -
Cirrus Logic, Inc.              3,000,000           -     79,512    (2,990)     -            -          -
Citrix Systems, Inc.                     -     73,263          -          -     -   1,900,000*    104,500
Dell Computer Corp.              7,000,000    113,576    109,299     85,208     -    1,350,000    110,025
Diamond Multimedia
   Systems, Inc.                         -     43,664     43,664   (23,978)     -            -          -
Electronics for Imaging, Inc.      549,500    119,325     76,855    (8,759)     -    1,200,000     86,400
Evergreen Media Corporation              -     53,724      2,453        626     -   2,172,500*     58,386
FORE Systems, Inc.               1,900,000     89,558     57,262    (8,424)     -   4,900,000*    194,469
Genzyme Corp.                   2,170,000           -     93,014     14,333     -            -          -
HBO & Co.                          600,000    113,995     39,856      4,074   256   3,100,000*    186,775
HealthCare COMPARE Corp.         1,200,000     38,598     73,028      7,858     -            -          -
Informix Corp.                   6,450,000     34,491    132,278     26,852     -            -          -
Intuit Inc.                      3,500,000          -    126,818     37,415     -            -          -
Iomega Corporation                       -    181,589     69,726   (43,139)     -   7,300,000*    157,406
Just for Feet, Inc.                      -     58,641          -          -     -   1,875,000*     48,867
LSI Logic Corp.                  4,292,100          -     75,446     59,517     -            -          -
Lam Research Corp.               1,834,300          -     64,503     28,055     -            -          -
McAfee Associates, Inc.                  -     37,724          -          -     -     900,000*     41,006
Medic Computer Systems, Inc.             -     79,362     56,385   (14,040)     -     642,100*     17,979
NETCOM On-Line Communication
 Services, Inc.                    115,000     58,045     64,348   (36,041)     -            -          -
Network General Corp.            1,450,000      6,480     63,562    (4,917)     -            -          -
Newbridge Networks Corp.
   ADR                                   -    134,818     42,919   (15,116)     -   3,000,000*     94,875
Oak Technology, Inc.             1,425,000     27,348     90,578   (29,788)     -            -          -
Oxford Health Plans, Inc.        1,400,000     47,920     42,102     31,626     -   1,900,000*     86,569
PacifiCare Health Systems,
   Inc. Cl B                             -    135,829    135,829   (20,760)     -            -          -

                                                                 22

------------------------------------------------------------------------------------------------
5. Affiliated Company Transactions (Continued)

                                                                                        OCTOBER 31, 1996
                                   SHARE                              REALIZED        -----------------
FUND/                             BALANCE     PURCHASE       SALES      GAIN                   SHARE        MARKET
ISSUER                           10-31-95       COST         COST      (LOSS)      INCOME     BALANCE        VALUE
------------------               ---------     -------      ------    --------     -------   --------     ---------
                                    --------------------------------($  In Thousands)----------------------------

ULTRA INVESTORS (CONTINUED)
PairGain Technologies, Inc.              -    $48,430            -           -        -       840,000      $ 57,750
Peoplesoft, Inc.                 1,225,000     26,546            -           -        -    2,900,000*       259,913
Phycor, Inc.                     1,725,000      9,931      $47,924     $42,987        -             -             -
Picturetel Corp.                 1,600,000          -       48,228      60,950        -             -             -
Presstek, Inc.                           -     59,846       59,846      13,944        -             -             -
QUALCOMM Inc.                     2,950,00     75,216      185,729    (18,093)        -             -             -
Quarterdeck Office
   Systems, Inc.                 1,000,000     51,739       61,593    (23,534)        -             -             -
SCI Systems, Inc.                 - 53,745     53,745      (9,748)           -        -             -
S3 Incorporated                  2,700,000      1,878       47,709    (12,053)        -             -             -
Shared Medical Systems Corp.             -     74,110       30,174     (8,416)     $368       750,000        36,094
Silicon Valley Group, Inc.       1,575,000     16,322       74,873    (25,933)        -             -             -
Softkey International Inc.       1,125,000          -       30,046         967        -             -             -
Spyglass, Inc.                           -     46,306       46,306    (21,925)        -             -             -
Starbucks Corp.                  1,000,000    110,590        42,21     (6,337)        -    4,000,000*       130,250
Sterling Commerce, Inc.                  -     40,664        7,896     (2,036)        -     1,925,930        54,167
StrataCom, Inc.                  2,400,000          -       30,636      50,087        -             -             -
Structural Dynamics
   Research Corp.                        -     68,395       68,395    (22,472)        -             -             -
Sun Microsystems, Inc.           4,150,000    224,917            -           -        -   13,450,000*       819,609
Sunglass Hut International, Inc.         -     46,600       46,600    (19,518)        -             -             -
Tamura Electric Works ORD        1,000,000          -       13,791       (230)        -             -             -
Tencor Instruments                 950,000          -       33,845    (11,908)        -             -             -
Texas Instruments Inc.           6,300,000          -      430,962   (112,183)      417             -             -
Trident Microsystems, Inc.               -     29,737       29,737    (15,519)        -             -             -
3Com Corp.                      12,400,000      44,61      131,939     209,515        -     4,700,000       318,131
U.S. Long Distance Corporation           -     24,569       13,944     (4,277)        -             -             -
U.S. Robotics Corp.              3,450,000     52,357       52,032       3,902        -    6,600,000*       415,388
UUNET Technologies Inc.            600,000          -      109,342    (49,588)        -             -             -
VISX, Incorporated                       -     46,665       46,665    (18,153)        -             -             -
Watson Pharmaceuticals             775,000     31,443       60,122     (2,487)        -             -             -
WinStar Communications, Inc.             -     37,319       37,319    (14,019)        -             -             -
                                           ----------   ----------    --------   ------                  ----------
                                           $4,053,522   $4,661,071    $446,778   $1,182                  $5,163,799
                                           ==========   ==========    ========   ======                  ==========

VISTA INVESTORS
AccuStaff Inc.                           -    $51,079            -           -        -    1,875,000*       $49,922
Applied Materials, Inc.            330,000     14,517      $32,380   $(10,067)        -             -             -
Aspen Technology, Inc.                   -     23,569            -           -        -       500,000        33,500
Atmel Corp.                      1,500,000     19,911       33,058      28,096        -             -             -
Boca Research, Inc.                540,000      4,139       16,440     (3,393)        -             -             -
California Amplifier, Inc.               -     26,371       26,371     (4,512)        -             -             -
Career Horizons, Inc.                    -     30,145            -           -        -       750,000        30,469
Cephalon, Inc.                           -     26,690       26,690     (8,617)        -             -             -
Cognos Incorporated ADR            600,000      6,947            -           -        -    2,250,000*        70,312
Comverse Technology Inc.                 -    53,606             -           -       -      1,650,000        57,544

                                                                 23

---------------------------------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED) October 31, 1996

5. Affiliated Company Transactions (continued)

                                                                                        OCTOBER 31, 1996
                                   SHARE                              REALIZED        -----------------
FUND/                             BALANCE     PURCHASE       SALES      GAIN                   SHARE       MARKET
ISSUER                           10-31-95       COST         COST      (LOSS)      INCOME     BALANCE       VALUE
------------------               ---------     -------      ------    --------     -------   --------     --------
                                   ---------------------------------($  In Thousands)---------------------------
VISTA INVESTORS (CONTINUED)
DSP Communications, Inc.               -     $ 37,755     $ 18,036     $ 1,371       -        700,000      $26,688
Diamond Multimedia
   Systems, Inc.                 650,000        1,528       15,448       (804)       -              -           --
Dura Pharmaceuticals, Inc.       750,000       19,393            -           -       -     2,200,000*       76,175
Employee Solutions, Inc.               -       42,840            -           -       -     2,600,000*       57,200
FSI International, Inc.        1,150,000            -       23,038     (6,343)       -              -            -
Genzyme Tissue Repair            800,000        1,187       10,993       1,000       -              -            -
HBO & Co.                        520,000       25,155            -           -    $103     1,500,000*       90,375
Hummingbird Communications
   Ltd. ADR                            -       25,059       25,059    (11,102)       -              -            -
IDEC Pharmaceuticals Corp.             -       20,440            -           -       -      1,000,000       21,563
Jones Medical Industries, Inc.         -       38,881            -           -      54     1,350,000*       58,388
LSI Logic Corp.                1,850,000            -       24,970      28,174       -              -            -
Macromedia, Inc.             1,800,000              -       27,226      39,888       -              -            -
McAfee Associates, Inc.                -       48,827       20,375       5,761       -     1,350,000*       61,509
Medicis Pharmaceutical Corp.           -       19,088        6,702       4,584       -       450,000*       22,612
MicroCom, Inc.                         -       19,420       19,420     (8,578)       -              -            -
Neurex Corp.                           -       11,434        4,693     (1,667)       -        300,000        4,668
OccuSystems, Inc.                    -         15,488            -           -       -        450,000       12,403
Oregon Metallurgical Corp.             -       19,782            -           -       -        754,600       23,581
Orthodontic Centers
   of America Inc.                     -       23,945       12,873     (3,442)       -       700,000*        9,975
P-COM, Inc.                            -       24,004            -           -       -        850,000       18,700
PC Docs Group
   International, Inc. ADR       937,000        1,119       12,832       5,017       -              -            -
PairGain Technologies, Inc.      550,000       37,396            -           -       -     2,200,000*      151,250
Physician Sales & Service, Inc.        -       31,260       31,260     (4,912)       -              -            -
Rational Software Corp.                -      47,736             -           -       -     2,200,000*       84,012
S3 Incorporated                1,550,000            -       13,665       2,439       -              -            -
Softkey International Inc.       400,000            -        9,794       2,705       -              -            -
STERIS Corp.                   1,500,000            -       37,148      11,948       -              -            -
StrataCom, Inc.                  380,000            -        6,325      22,713       -              -            -
Sunglass Hut
   International, Inc.         1,800,000        9,827       43,344       8,142       -              -            -
Tencor Instruments              780,000             -       19,250     (5,303)       -              -            -
U.S. Office Products Co.               -       33,246            -           -       -        925,000       26,594
Ultratech Stepper, Inc.          940,000            -       23,806     (6,665)       -              -            -
Whole Foods Market, Inc.               -       37,055        6,927     (1,985)       -        950,000       24,403
                                             --------     --------     -------    ----                  ----------
                                             $890,817     $590,101     $90,157    $157                  $1,011,843
                                             ========     ========     =======    ====                 ==========


*Includes adjustments for shares received from stock split and/or stock spinoff during the period.

                                                    24

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

                                                                        ULTRA INVESTORS

                                                 INVESTOR CLASS                               ADVISOR CLASS

                                               Years ended October 31,                     October 2, 1996(4)
                                   ----------------------------------------------              through
                                 1996      1995          1994       1993       1992        October 31, 1996
                     ------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD ........... $28.03     $21.16      $21.61     $15.46     $15.53            $29.55
                                ------     ------      ------     ------     ------            ------

INCOME FROM
INVESTMENT OPERATIONS

     Net Investment
     (Loss) ................... (.05)(1)   (.07)(1)     (.03)      (.09)      (.05)            (.02)(1)

     Net Realized
     and Unrealized
     Gains (Losses) ...........   2.84       7.58       (.42)       6.24      (.02)             (.01)
                                ------     ------      ------     ------     ------            ------

     Total from
     Investment Operations ....   2.79       7.51       (.45)       6.15      (.07)             (.03)
                                ------     ------      ------     ------     ------            ------

DISTRIBUTIONS
     From Net Realized
     Gains on Investment
     Transactions ............. (1.19)     (.645)           -          -          -                 -

     In Excess of Net
     Realized Gains ...........  (.11)          -           -          -          -                 -
                                ------     ------      ------     ------     ------            ------

     Total Distributions ...... (1.30)     (.645)           -          -          -                 -
                                ------     ------      ------     ------     ------            ------

NET ASSET VALUE,
END OF PERIOD ................. $29.52     $28.03      $21.16     $21.61     $15.46            $29.52
                                ======     ======      ======     ======     ======            ======


TOTAL RETURN2 ................. 10.79%     36.89%     (2.08%)     39.78%     (.45%)            (.10%)

RATIOS/SUPPLEMENTAL DATA

     Ratio of Expenses to
     Average Net Assets .......  1.00%      1.00%       1.00%      1.00%      1.00%            1.25%(3)

     Ratio of Net Investment
     (Loss) to Average
     Net Assets ................ (.2%)      (.3%)       (.1%)      (.6%)      (.4%)            (.8%)(3)

     Portfolio Turnover Rate ...   87%        87%         78%        53%        59%               87%

     Average Commission
     Paid per Share Traded .....$.0350     $.0330          -(5)       -(5)       -(5)          $.0350

     Net Assets, End
     of Period
     (in millions) ............$18,266    $14,376     $10,344     $8,037     $4,275               $13


1Computed using average shares outstanding throughout the period.

2Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

3Annualized

4Sale of the Advisor Class commenced on October 2, 1996.

5Disclosure of average commission paid per share was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements

                                                    25

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued) (For a Share Outstanding Throughout the Period)

                                                                      VISTA INVESTORS

                                                 INVESTOR CLASS                              ADVISOR CLASS

                                               Years ended October 31,                     October 2, 1996(4)
                                   ----------------------------------------------              through
                                 1996      1995          1994       1993       1992        October 31, 1996
                    ------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD .......... $15.73     $10.94        $12.24     $11.01     $10.53          $16.87
                               ------     ------        ------     ------     ------          ------

INCOME FROM
INVESTMENT OPERATIONS

     Net Investment
     (Loss) .................. (.11)(1)   (.08)(1)       (.08)      (.07)      (.04)          (.02)(1)

     Net Realized
     and Unrealized
     Gains (Losses) ..........   1.09       4.90           .45       1.95        .52          (1.18)
                               ------     ------        ------     ------     ------          ------

     Total from
     Investment Operations ...    .98       4.82           .37       1.88        .48          (1.20)
                               ------     ------        ------     ------     ------          ------

DISTRIBUTIONS

     From Net Realized
     Gains on Investment
     Transactions ............ (1.02)     (.030)       (1.663)     (.641)          -               -

     In Excess of Net
     Realized Gains ..........  (.01)          -        (.012)     (.006)          -               -
                               ------     ------        ------     ------     ------          ------

     Total Distributions ..... (1.03)     (.030)       (1.675)     (.647)          -               -
                               ------     ------        ------     ------     ------          ------

NET ASSET VALUE,
END OF PERIOD ................ $15.68     $15.73        $10.94     $12.24     $11.01          $15.67
                               ======     ======        ======     ======     ======          ======

     TOTAL RETURN2 ...........  6.96%     44.20%         4.16%     17.71%      4.55%         (7.11%)

RATIOS/SUPPLEMENTAL DATA

     Ratio of Expenses to
     Average Net Assets ......   .99%       .98%         1.00%      1.00%      1.00%          1.25%(3)

     Ratio of Net Investment
     (Loss) to Average
     Net Assets ..............  (.7%)      (.6%)         (.8%)      (.6%)      (.4%)         (1.2%)3

     Portfolio Turnover Rate .    91%        89%          111%       133%        87%             91%

     Average Commission
     Paid per Share Traded ... $.0280     $.0330            -(5)       -(5)       -(5)        $.0280

     Net Assets, End
     of Period
     (in millions) ........... $2,276     $1,676          $792       $847       $830              $6

--------------------------------------------------------------------------------

1Computed using average shares outstanding throughout the period.

2Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

3Annualized

4Sale of the Advisor Class commenced on October 2, 1996.

5Disclosure of average commission paid per share was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements      26

------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS' REPORT

The Shareholders and Board of Directors
Twentieth Century Investors, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ultra Investors and Vista Investors (two of the sixteen funds comprising TWENTIETH CENTURY INVESTORS, INC.) as of October 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Investors and Vista Investors, as of October 31, 1996, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

/s/BAIRD, KURTZ & DOBSON
BAIRD, KURTZ & DOBSON

Kansas City, Missouri
November 20, 1996

                                       27

IMPORTANT NOTICE FOR ALL IRA AND 403(B) SHAREHOLDERS

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at Twentieth Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchanges/Redemptions form or an IRS Form W-4P. Call Twentieth Century for either form. Your written election is valid for only six months from the date of receipt at Twentieth Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                       28


TWENTIETH CENTURY INVESTORS, INC.

INVESTMENT MANAGER
INVESTORS RESEARCH CORPORATION
KANSAS CITY, MISSOURI

THIS REPORT AND THE FINANCIAL
STATEMENTS IT CONTAINS ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS.
THE REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS
UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE PROSPECTUS.

TWENTIETH CENTURY SECURITIES, INC.




                                                               TWENTIETH CENTURY

                                                                  AGGRESSIVE
                                                                 GROWTH FUNDS

                                                                 Annual Report

                                                               October 31, 1996




Twentieth Century Mutual Funds
and The Benham Group
------------------------------------------------
P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200
------------------------------------------------
PERSON-TO-PERSON ASSISTANCE:
1-800-345-2021 OR 816-531-5575
------------------------------------------------
AUTOMATED INFORMATION LINE:
1-800-345-8765
------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-753-1865
------------------------------------------------
FAX:  816-340-7962
------------------------------------------------




                                                         Ultra
                                                         Vista
                                        ----------------------------------------
                                            TWENTIETH CENTURY INVESTORS, INC.



SH-BKT-6906     [recycled logo]
9612





                                TWENTIETH CENTURY
                                    GIFTRUST

                                  ANNUAL REPORT
                                OCTOBER 31, 1996






                               (Giftrust artwork)

                      -------------------------------------
                        TWENTIETH CENTURY INVESTORS, INC.



--------------------------------------------------------------------------------
                                                                October 31, 1996
TABLE OF CONTENTS

Our Message to You..........................................................2
Period Overview.............................................................3
Investment Philosophy and Policies..........................................4
Investment Review...........................................................5
Schedule of Investments.....................................................9
Statement of Assets and Liabilities........................................12
Statement of Operations....................................................13
Statements of Changes in Net Assets........................................14
Notes to Financial Statements..............................................15
Financial Highlights.......................................................20
Independent Accountants' Report............................................21

INDICES USED FOR PERFORMANCE COMPARISON- None are investment products available for purchase.

     THE S&P 500 INDEX is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market generally. The index, however, has a large capitalization bias, which is why mutual funds that invest in middle capitalization or small capitalization stocks may choose to use smaller capitalization indices as benchmarks.

     NASDAQ COMPOSITE INDEX is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller capitalization and growth-oriented U.S. stocks.

Twentieth Century Mutual Funds and The Benham Group are registered service marks of Twentieth Century Services, Inc. and Benham Management Corporation, respectively. American Century is a service mark of Twentieth Century Services, Inc.

                                       1

--------------------------------------------------------------------------------
OUR MESSAGE TO YOU

     The 12 months ended October 31, 1996, was a landmark period for the U.S. stock market and for Twentieth Century. The market rallied to all-time highs in late spring and from late summer into fall. The Dow Jones Industrial Average surpassed 6000 for the first time and the S&P 500 broke through the 700 level. However, specific stock sector performance varied widely in the volatile market environment. In the following pages, our investment management team discusses the extent to which Giftrust participated in the 1996 rally.

[Photo of James E. Stowers and James E. Stowers III]

     On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, investors now have direct access to a broader spectrum of funds and services, including the Benham family of U.S. Treasury, government and municipal funds. Another integration landmark is the new Twentieth Century Web site. We've made it easier for investors who use personal computers and have Internet access to download information about Twentieth Century and Benham funds. The Web site address is:
WWW.TWENTIETH-CENTURY.COM.

     In October we announced the new name for our recently integrated company. Beginning January 1, 1997, we will serve you under the name American Century Investments, which reflects our expanded identity, the spirit of independence common to Twentieth Century and Benham, and our optimism for a new century of continued American prosperity. American Century's fund family will be divided into three groups -- the Benham Group, the American Century Group and the Twentieth Century Group. Giftrust will remain in the Twentieth Century Group, reflecting its continued adherence to the growth style of investing that we have practiced over the years.

     We continue to work to provide you with information and services which we believe are useful and convenient.



Sincerely,
/s/James E. Stowers                       /s/James E. Stowers III
James E. Stowers                          James E. Stowers III
Chairman of the Board and Founder         President and Chief Executive Officer

                                       2

--------------------------------------------------------------------------------
                                                                October 31, 1996
PERIOD OVERVIEW

U.S. ECONOMIC ENVIRONMENT

     The watchword in the U.S. economy in 1996 year to date (as of October 31) was uncertainty. Mixed economic signals led to widely varying expectations about the Federal Reserve's interest rate policy which, in turn, produced considerable volatility in U.S. capital markets. The year began with recessionary expectations that caused the Federal Reserve to cut short-term interest rates in January to boost the economy. Concerns about a slowdown gave way to fears about higher interest rates and inflation as the economy grew at a stronger-than-expected 2.2% annual growth rate in the first quarter, then heated up in the second quarter, expanding at a 4.7% annual rate. Yet these fears proved premature and inflation anxiety subsided as third quarter economic growth fell to a 2.0% annual rate.

     Despite the growth spurt in the second quarter, inflation has remained tame throughout the year. For the first 10 months of 1996, inflation (as measured by the consumer price index) rose at an annualized rate of 3.3%. A strong correlation has historically existed between low inflation and strong stock market performance, and that correlation has continued so far in 1996.

U.S. STOCK MARKET ENVIRONMENT

     When discussing the U.S. stock market's 1996 performance through October 31, some market analysts have used the terms "risk-averse," "fear-driven" and "rotational." Those descriptions are best understood by examining stock investors' general reactions to the market's strong performance in 1995 and the uncertain economic environment in 1996. U.S. stock market returns in 1995 were exceptional. The major U.S. stock market indices (the Dow Jones Industrial Average, the S&P 500 and the Nasdaq Composite Index) each returned over 30% for the year. After such strong results, many investors feared weaker performance in 1996. These bearish expectations were fueled further by predictions of economic weakness and slower earnings growth. Then, strong second quarter economic growth made many stock investors nervous about higher interest rates and inflation, which can also hurt stock performance.

     What we have seen, as a result, is conservative investment behavior in 1996 -- what analysts refer to as a "flight to quality." Although most investors have continued to show a willingness to invest in the equity markets, their nervousness has caused many of them to focus on the largest, most liquid companies in each stock sector. Market analysts are calling these stocks the new "Nifty 50," comparing them to the original Nifty 50 (including IBM, General Motors and AT&T) that existed in the early 1970s. The new Nifty 50 includes S&P 500 companies such as General Electric, Coca-Cola, Gillette, Colgate-Palmolive and Citibank, as well as Nasdaq companies such as Microsoft and Intel.

                                       3

--------------------------------------------------------------------------------
PERIOD OVERVIEW
(CONTINUED)

     The flight to quality has boosted the performance of these stocks and the indices of which they are a part. Both the S&P 500 and the Nasdaq Composite Index were up over 16% year to date as of October 31. But the new Nifty 50 stocks have been among the biggest beneficiaries of this unexpectedly strong performance. The returns for the shares of medium-sized and small companies have been lower. As of October 31, the S&P 400 index of medium-sized companies had returned 13% year to date, and the Russell 2000 index of small company stocks was up just 9%.

INVESTMENT
PHILOSOPHY
AND POLICIES

     The philosophy behind Twentieth Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that the greatest market gains occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Finally, Twentieth Century funds are managed by teams, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each of our funds, including Giftrust Investors, has its own investment policies:

     GIFTRUST INVESTORS generally invests in the securities of small companies with accelerating growth. Shares of Giftrust can only be given as a gift, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. Giftrust is a volatile investment with high long-term growth potential.

                                       4

--------------------------------------------------------------------------------
                                                                October 31, 1996
INVESTMENT REVIEW

-----------------
MANAGEMENT Q & A

     An interview with Glenn Fogle, a portfolio manager on the Giftrust Investors management team.

Q:   HOW DID THE FUND PERFORM OVER THE YEAR ENDED OCTOBER 31, 1996?

A: Giftrust Investors had a 9.72% total return for the period while the S&P 500 Index showed a total return of 24.03% and the Nasdaq Composite Index rose 17.90%. The fund's underperformance versus these indices contrasts with its stronger long-term performance. Its returns were well ahead of the S&P 500 and Nasdaq for both the five-year and 10-year periods ended October 31, 1996 (see chart on page 6).

Q:   WHY DID GIFTRUST UNDERPERFORM THE S&P 500 FOR THE PERIOD?

A: Because 1996 has been a better year for large company stocks in the S&P 500 than for small company stocks in the fund. As we discuss in the Period Overview on page 3, the U.S. stock market was very volatile during the period as many investors tried to determine the direction of the economy. To use a nautical metaphor, when the seas are stormy, many people want to be on a big boat. In the 1996 stock market, the big boat was large companies. Investors increasingly shunned smaller companies and previously obscure stocks in rapidly growing industries. Although these characteristics may be out of favor at the moment, Giftrust continues to hold these types of stocks because we think they have the greatest potential for long-term earnings growth and ultimately for higher valuations.

Q:   WHY DID GIFTRUST UNDERPERFORM THE NASDAQ COMPOSITE INDEX?

A: The Nasdaq is considered a barometer for the stock performance of companies that are smaller than those in the S&P 500 index, yet the composite is heavily weighted toward large capitalization companies listed on Nasdaq. The strong performance of the Nasdaq during the period reflects the outperformance of some

TOP FIVE INDUSTRIES (as of October 31, 1996)
--------------------------------------------------------------------------------
                                                                 % of fund
                                                              investments in
                                          % of fund          these industries
                                          investments          one year ago
Computer Software & Services                 23.3%                 20.3%
Business Services & Supplies                 21.2%                 1.6%
Computer Peripherals                         9.9%                  11.2%
Retail (Specialty)                           8.8%                   --
Communications Equipment                     5.1%                  4.8%

                                       5

--------------------------------------------------------------------------------
INVESTMENT REVIEW (CONTINUED)

of its largest component companies, including Cisco Systems, Inc., Oracle Systems Corp., Intel Corp. and Microsoft Corp. These stocks benefited from the same factors that boosted the S&P 500 -- many investors were buying larger, more established companies with relatively predictable earnings. Because Giftrust tends to invest in smaller companies, it did not benefit from the Nasdaq's large stock bias. Giftrust also was underweighted in banks and financial stocks, which comprise a significant portion of

                                    Quick Fund Facts

                        ----------------------------------------
                                   GIFTRUST INVESTORS
                        ----------------------------------------

                                        STRATEGY:
                         Aggressively seeks growth by investing
                           in the securities of fast-growing
                                   smaller companies.

                            INCEPTION DATE: November 25, 1983

                                   SIZE: $866 million
                                (as of October 31, 1996)

                                 INVESTMENT APPROACH:
                                    Aggressive Growth

                                      TICKER: TWGTX

------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

             GIFTRUST INVESTORS           S&P 500          NASDAQ
 6 Months*           -3.59%                 9.03%           2.60%
 1 Year               9.72%                24.03%          17.90%
 5 Years             24.31%                15.50%          17.60%
10 Years             21.71%                14.62%          12.97%
*Actual
------------------------------------------------------------------------
$10,000 OVER A 10-YEAR PERIOD (as of October 31, 1996)

[mountain graph - data below]

Value on 10/31/96:
----------------------------------------------------
Giftrust Investors               S&P 500          Nasdaq
      $10,000                  $10,000           $10,000
       $9,598                  $10,634            $8,961
      $11,162                  $12,212           $10,601
      $16,723                  $15,420           $12,629
      $13,414                  $14,261            $9,143
      $24,019                  $19,038           $15,051
      $26,499                  $20,929           $16,774
      $41,299                  $24,044           $21,600
      $49,043                  $24,975           $21,551
      $64,990                  $31,557           $28,718
      $71,307                  $39,139           $33,858

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                       6

--------------------------------------------------------------------------------
                                                                October 31, 1996

     the Nasdaq index. In general, the shares of smaller banking companies benefited from industry consolidation trends, but we do not think their growth prospects are generally as strong as those of the companies Giftrust owned during the period.

Q: CAN YOU GIVE AN EXAMPLE OF A SMALL COMPANY THE MARKET IGNORED DURING THE PERIOD THAT THE GIFTRUST MANAGEMENT TEAM LIKED?

A: Centocor, Inc. is a good example. Centocor is a biotech company that introduced a new product with proven clinical benefits and enormous potential. The product, Reopro, is an anti-coagulant used to keep blood from clotting during angioplasty, a procedure that clears clogged arteries. Initially, the market was excited by Reopro and the stock reached $40 a share on April 30 before dropping to $29 a share at the close of the period. We think the market price of the stock will eventually reflect the progress of the company.

Q: HOW HAS THE COMPOSITION OF THE FUND'S PORTFOLIO CHANGED IN THE SIX MONTHS ENDED OCTOBER 31?

A: At October 31, approximately 44% of the fund was invested in 39 companies that were first purchased during that six-month period. The majority of these new names are in computer software and services, computer peripherals and business services. The fund's weighting in the healthcare and medical equipment sectors was reduced from a combined 20% to 9% and we increased holdings in business services companies from 8% of the fund to 18%. The shift reflects slowing growth in the health maintenance organization industry and other healthcare stocks in Giftrust relative to the growth we

TOP TEN HOLDINGS (as of October 31, 1996)
-----------------------------------------------------------------------

                                                                % of fund
                                                              investments in
                                          % of fund           these holdings
                                          investments          one year ago
CBT Group Plc ADR                            4.8%                  1.5%
SystemSoft Corp.                             4.2%                    --
APAC Teleservices, Inc.                      4.1%                  1.1%
RadiSys Corp.                                4.0%                    --
PMT Services, Inc.                           3.4%                    --
Clarify, Inc.                                3.4%                    --
Transaction Systems Architects, Inc.         3.3%                    --
U.S. Office Products Co.                     3.3%                    --
ABR Information Services, Inc.               3.2%                    --
Security Dynamics Technologies Inc.          2.3%                  3.2%

                                       7

----------------------------------------------------------------------
INVESTMENT REVIEW (CONTINUED)

found in business services and other areas.

Q:   HOW HAS GIFTRUST'S TECHNOLOGY POSITION CHANGED FROM A YEAR AGO?

A: It has dropped from 69% of the fund a year ago to 40.6% at October 31, 1996. Whereas semiconductor and related stocks were as much as one-third of the fund a year ago, all have since been sold. The fund's semi- annual report discussed an oversupply of semiconductor manufacturing capacity which prompted that change. As of October 31, 1996, our biggest concentration within the technology sector was computer software and services and we believe we are well diversified within those categories. By that we mean that our holdings offer a wide variety of software products to customers in many different industries -- utilities, hospitals, manufacturers and distributors. Generally, these products customize computer systems to work in a particular business environment.

Q:   CAN YOU GIVE SOME EXAMPLES?

A: Giftrust's largest holding at October 31, 1996, was CBT Group Plc. CBT has partnered with software vendors such as Oracle and Microsoft to develop computer-based, as opposed to classroom, training for information technology workers. Clients in essence lease a library of training programs from CBT. Systemsoft Corp. is another company we added during the period. It has developed a new product that personal computer (PC) manufacturers will install in their PCs to analyze system problems. When hardware fails or software won't run, this utility tests various components to try to pinpoint the problem before the computer user makes a toll-free call for help.

Q:   WHAT NON-TECHNOLOGY STOCKS PERFORMED WELL DURING THE PERIOD?

A: The Wet Seal, Inc. is a retail stock we bought early this year after it purchased its primary competitor, Contempo Casuals. The two were the largest mall-based chains targeting teen-age fashion for girls. We've found this industry is benefiting from improved demographics while competition has decreased. There were more than 4,000 fashion stores catering to teen-age girls in the U.S. in 1991 compared to about 1,000 today.

Q: WHAT CHANGES IN THE MARKET DO YOU SEE GOING FORWARD AND HOW ARE YOU POSITIONED TO RESPOND TO THOSE CHANGES?

A: The economy appears to be slowing, although a recession does not appear likely. There seems to be little inflationary pressure, which is good for both the bond and stock markets. However, weak inflation means a lack of pricing power in general, which puts pressure on corporate earnings. Our strategy is to own companies where demand is less sensitive to growth in the overall economy and where new products or services are being introduced with limited competition. Historically, that has been an effective combination for the fund.

                                       8

--------------------------------------------------------------------------------
SCHEDULE OF
INVESTMENTS October 31, 1996

--------------------------------------------------------------------------------
Shares                                                                   Value
                                   ($ In Thousands)
--------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--1.5%
      600,000     Wyman-Gordon Co.1                                   $  13,125
                                                                        --------

BIOTECHNOLOGY--4.4%
      500,000     Centocor, Inc.1                                        14,656
      400,000     Incyte Pharmaceuticals, Inc.1                          16,150
      220,000     Martek Biosciences Corp.1                               4,703
      150,000     Neurex Corp.1+                                          2,334
                                                                        --------
                                                                         37,843
                                                                        --------

BUSINESS SERVICES & SUPPLIES--21.2%
      400,000     ABR Information Services, Inc.1                        27,550
      775,000     APAC Teleservices, Inc.1                               35,650
      400,000     NOVA Corp.1                                             8,700
    1,450,000     PMT Services, Inc.1+                                   29,000
      310,000     PAREXEL International Corporation1                     15,170
       94,800     Precision Response Corp.1                               3,400
      375,000     Romac International, Inc.1                             10,922
      415,000     Snyder Communications, Inc.1                            8,093
      138,000     Sykes Enterprises, Inc.1                                6,365
      250,000     TeleTech Holdings Inc.1                                 7,891
      582,200     Wackenhut Corrections Corp.1                           10,771
      400,000     Whittman-Hart, Inc.1                                   18,800
                                                                        --------
                                                                        182,312
                                                                        --------

COMMUNICATIONS EQUIPMENT--5.1%
       71,000     Advanced Fibre Communications1                          4,069
      200,000     Coherent Communications Systems Corp.1                  3,912
      204,600     NICE-Systems Ltd. ADR1                                  4,079
      550,000     P-COM, Inc.1+                                          12,100
      140,000     Premisys Communications, Inc.1                          6,983
      238,500     Proxim, Inc.1                                           5,486
      200,000     Verilink Corp.1                                         7,100
                                                                        --------
                                                                         43,729
                                                                        --------

COMMUNICATIONS SERVICES--1.4%
      480,000     Tel-Save Holdings, Inc.1                               11,880
                                                                        --------

COMPUTER PERIPHERALS--9.9%
      350,000     Centennial Technologies, Inc.1                         19,468
      320,000     Network Appliances, Inc.1                              11,080
      541,000     RadiSys Corp.1+                                        34,523
      250,000     Security Dynamics Technologies Inc.1                   20,188
                                                                        --------
                                                                         85,259
                                                                        --------
See Notes to Financial Statements

                                       9

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 1996
--------------------------------------------------------------------------------
Shares                                                                    Value
                                   ($ In Thousands)
--------------------------------------------------------------------------------

Computer Software & Services--23.3%
      750,000     CBT Group Plc ADR1                                   $ 41,531
      250,000     Ciber, Inc.1                                            8,781
      600,000     Clarify, Inc.1                                         28,912
      100,000     HCIA1                                                   2,800
      127,000     i2 Technologies, Inc.1                                  4,778
      225,000     Intelligroup, Inc.1                                     3,572
      200,000     Manugistics Group, Inc.1                                8,625
      187,500     McAfee Associates, Inc.1+                               8,543
      180,000     Remedy Corp.1                                           8,730
    1,295,000     SystemSoft Corp.1+                                     36,260
      700,000     Transaction Systems Architects, Inc.1                  28,700
      523,200     Vantive Corp.1                                         17,266
       55,000     XLConnect Solutions Inc.1                               1,623
                                                                        --------
                                                                        200,121
                                                                        --------
CONSUMER PRODUCTS--1.6%
      875,000     NBTY, Inc.1                                            13,563
                                                                        --------

ELECTRICAL & ELECTRONIC COMPONENTS--0.9%
      215,000     DSP Communications, Inc.1+                              8,197
                                                                        --------

ENERGY (PRODUCTION & MARKETING)--0.8%
      340,000     Petroleum Securities Australia Ltd. ADR1                6,949
                                                                        --------

ENERGY (SERVICES)--0.5%
      300,000     Hvide Marine, Inc.1                                     4,406
                                                                        --------

FINANCIAL SERVICES--1.6%
      160,000     RAC Financial Group, Inc.1                              9,580
      125,000     Southern Pacific Funding Corp.1                         3,938
                                                                        --------
                                                                         13,518
                                                                        --------
HEALTHCARE--4.5%
      525,000     OccuSystems, Inc.1+                                    14,470
      225,000     Pediatrix Medical Group Inc.1                           8,859
      200,000     Total Renal Care Holdings, Inc.1                        7,800
      250,000     United Dental Care, Inc.1                               7,563
                                                                        --------
                                                                         38,692
                                                                        --------
LEISURE--2.7%
      250,000     Imax Corporation ADR1                                   8,969
      437,500     Studio Plus Hotels, Inc.1+                              7,793
      300,000     Suburban Lodges of America, Inc.1                       6,375
                                                                        --------
                                                                         23,137
                                                                        --------
MEDICAL EQUIPMENT & SUPPLIES--3.6%
      375,000     ESC Medical Systems Ltd. ADR1                          10,406
      100,000     Hologic, Inc.1+                                         2,294
      775,000     Neuromedical Systems, Inc.1                            13,127
      190,000     Spine-Tech, Inc.1                                       4,750
                                                                        --------
                                                                         30,577
                                                                        --------

See Notes to Financial Statements

                                       10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares/Principal Amount                                                   Value
                                   ($ In Thousands)
--------------------------------------------------------------------------------

PHARMACEUTICALS--1.7%
      540,000     Capstone Pharmacy Services, Inc.1                    $  6,311
       275,000    NCS HealthCare, Inc.1                                   8,353
                                                                        --------
                                                                         14,664
                                                                        --------
RETAIL (SPECIALTY)--8.8%
      180,000     Finish Line, Inc.1                                      7,650
      300,000     Gadzooks, Inc.1                                         8,775
      270,000     MSC Industrial Direct Co., Inc.1                        9,990
      315,000     Pacific Sunwear of California1                          7,048
      975,000     U.S. Office Products Co.1+                             28,031
      300,000     Wet Seal, Inc. (The) Cl A1+                             9,394
      240,000     Wilmar Industries, Inc.1                                5,190
                                                                        --------
                                                                         76,078
                                                                        --------

MISCELLANEOUS--0.3%
      150,000     Andrx Corp.1                                            2,081
       20,000     Northland Cranberries, Inc.                               378
                                                                       --------
                                                                          2,459
                                                                        --------
TOTAL COMMON STOCKS--93.8%                                              806,509
   (Cost $609,902)                                                      --------

TEMPORARY CASH INVESTMENTS*
     $15,000 par value FNMA Discount Note, 5.21%, 11-29-96               14,939
     Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.50%, dated 10-31-96, due 11-1-96
       (Delivery value $38,606)                                          38,600
                                                                        --------

TOTAL TEMPORARY CASH INVESTMENTS--6.2%                                   53,539
   (Cost $53,539)                                                       --------

TOTAL INVESTMENT SECURITIES--100.0%                                    $860,048
   (Cost $663,441)                                                      ========


Notes to schedule of investments

ADR = American Depositary Receipt

FNMA = Federal National Mortgage Association

1    Non-income producing

+ Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. See Note 4 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1996.

* The rates for U.S. Government Agency discount notes are the yield to maturity at purchase.

See Notes to Financial Statements

                                       11

--------------------------------------------------------------------------------
STATEMENT OF
ASSETS AND LIABILITIES

October 31, 1996

                                                                ($ In Thousands,
                                                                Except Per-Share
                                                                    Amounts)

ASSETS
Investment securities, at value (identified
     cost of $663,441) (Notes 3 and 4)...............................$860,048
Cash ................................................................     455
Receivable for investments sold......................................  14,036
Dividends and interest receivable....................................       8
                                                                     --------
                                                                      874,547
                                                                     --------

LIABILITIES
Disbursements in excess of demand
     deposit cash....................................................      79
Payable for investments purchased....................................   7,958
Payable for capital shares redeemed..................................       1
Accrued management fees (Note 2).....................................     758
Other liabilities....................................................       1
                                                                     --------
                                                                        8,797
                                                                     --------

NET ASSETS APPLICABLE
TO OUTSTANDING SHARES................................................$865,750
                                                                     ========

Capital Shares, $.01 par value
(In thousands)
Authorized........................................................... 200,000
                                                                     ========

Outstanding..........................................................  33,572
                                                                     ========


NET ASSET VALUE PER SHARE                                            $  25.79
                                                                     ========

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)..............................$643,202
Accumulated undistributed net realized
     gain from investment transactions...............................  25,941
Net unrealized appreciation on
     investments  (Note 3)........................................... 196,607
                                                                     --------
                                                                     $865,750
                                                                     ========

See Notes to Financial Statements

                                       12

--------------------------------------------------------------------------------
STATEMENT
OF OPERATIONS

Year ended October 31, 1996

                                                                ($ In Thousands)

INVESTMENT INCOME (Loss)

Income:
     Interest..........................................................  $ 1,413
     Dividends.........................................................       18
                                                                         -------
                                                                           1,431
                                                                         -------
Expenses:
     Management fees (Note 2)..........................................    7,162
     Directors' fees and expenses......................................        8
                                                                         -------
                                                                           7,170
                                                                         -------
NET INVESTMENT (LOSS)..................................................  (5,739)
                                                                         -------

REALIZED AND UNREALIZED GAIN (Note 3)
Net realized gain during the year on investments.......................   25,992
Change in net unrealized appreciation
     during the year on investments....................................   51,469
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS.......................................................   77,461
                                                                         -------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS..............................................  $71,722
                                                                         =======

See Notes to Financial Statements

                                       13

------------------------------------------------------------------------
STATEMENTS OF
CHANGES IN NET ASSETS

Years Ended October 31, 1996 and October 31, 1995

                                                             1996         1995
                                                           --------     --------
INCREASE (DECREASE) IN NET ASSETS
                                                              ($ In Thousands)
OPERATIONS
Net investment (loss)...................................  $ (5,739)    $ (2,756)
Net realized gain on investments........................     25,992       50,818
Change in net unrealized appreciation
     on investments.....................................     51,469       66,656
                                                           --------     --------
Net increase in net assets
     resulting from operations..........................     71,722      114,718
                                                           --------     --------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
     from investment transactions.......................   (48,106)     (14,781)
                                                           --------     --------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold...............................    242,811      183,953
Proceeds from reinvestment of distributions.............     48,106       14,781
Payments for shares redeemed............................    (9,895)      (3,160)
                                                           --------     --------
Net increase in net assets from capital
     share transactions.................................    281,022      195,574
                                                           --------     --------

NET INCREASE IN NET ASSETS..............................    304,638      295,511

NET ASSETS
Beginning of year.......................................    561,112      265,601
                                                           --------     --------
End of year.............................................   $865,750     $561,112
                                                           ========     ========

TRANSACTIONS IN SHARES OF THE FUND:
(In thousands)
Sold ...................................................     10,014        8,277
Issued in reinvestment of distributions.................      2,075          816
Redeemed................................................      (413)        (153)
                                                           --------     --------
Net increase ...........................................     11,676        8,940
                                                           ========     ========

See Notes to Financial Statements

                                       14

------------------------------------------------------------------------
NOTES TO
FINANCIAL STATEMENTS October 31, 1996

1. Organization and Summary of Significant Accounting Policies

Organization--

     Twentieth Century Investors, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Giftrust (the Fund) is one of the sixteen series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.


Security Valuations--

     Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of directors.


Security Transactions--

     Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.


Investment Income--

     Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of discounts and premiums.

Repurchase Agreements--

     The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Investors Research Corporation (IRC), has determined are creditworthy pursuant to criteria adopted by the board of directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. IRC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

                                       15

------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 1996

1. Organization and Summary of Significant Accounting Policies
     (continued)

Joint Trading Account--

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with IRC, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


Income Tax Status--

     It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.


Distributions to Shareholders--

     Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for wash sales.


Supplementary Information--

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, IRC.


Use of Estimates--

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                       16

2. Transactions with Related Parties

     The Corporation has entered into a Management Agreement with IRC that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1%.


3. Investment Transactions

     Purchases and sales of common stock for the year ended October 31, 1996, were $1,074,713,052 and $857,783,982, respectively. On October 31, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $664,498,342 for federal income tax purposes, was
$195,549,383, consisting of unrealized appreciation of $215,853,452 and unrealized depreciation of $20,304,069.



                                                        (CONTINUED ON NEXT PAGE)

                                       17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
October 31, 1996

4. Affiliated Company Transactions

     A summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1996, follows:

                                      SHARE
                                     BALANCE      PURCHASE
ISSUER+                             10-31-95        COST
-------------------------           ---------     --------
                              --($ In Thousands)--

Applied Materials, Inc.              220,000       $ 1,985
Asyst Technologies, Inc.             330,000            --
Atmel Corp.                          440,000         7,146
Bio-Vascular, Inc.                   500,000            --
Brooks Automation, Inc.              475,000            --
Cascade Communications                    --         7,476
Cirrus Logic, Inc.                   200,000            --
Cyberoptics Corporation              425,000         1,794
DSP Communications, Inc.             300,000            --
Data Translation, Inc.               500,000            --
Hologic, Inc.                             --        13,321
Hummingbird
     Communications Ltd. ADR         350,000            --
McAfee Associates, Inc.              125,000         5,538
Neurex Corp.                              --        10,373
OccuSystems, Inc.                    250,000         7,717
P-COM, Inc.                               --        13,137
PMT Services, Inc.                        --        24,610
Pinnacle Systems, Inc.               440,000
Pri Automation, Inc.                 350,000            --
RadiSys Corp.                             --        23,889
Rent-Way, Inc.                       262,500            --
ResMed, Inc.                         375,000            --
Robotic Visions Systems, Inc.        700,000            --
Semtech Corporation                  230,000            --
Shiva Corp.                          250,000         1,315
Studio Plus Hotels, Inc.             300,000         2,525
Sun Microsystems, Inc.                    --         8,991
SystemSoft Corp.                          --        26,290
Teltrend, Inc.                            --        13,804
Tencor Instruments                   480,000            --
U.S. Office Products Co.                  --        27,693
Ultratech Stepper, Inc.              450,000         1,501
Wet Seal, Inc. (The) Cl A                 --        18,283
                                                  --------
                                                  $217,388
                                                  ========

* Includes adjustments for shares received from stock split and/or stock spinoff during the year.

+ None of the securities produced income during period held.

                                       18

------------------------------------------------------------------------
                                             OCTOBER 31, 1996
                  REALIZED              ---------------------------
      SALES         GAIN                 SHARE               MARKET
      COST         (LOSS)               BALANCE               VALUE
     -------      --------             ---------            --------
 --------------------($  In Thousands)-------------------------

  $ 14,301         $(5,006)                 --                --
    11,874          (3,315)                 --                --
    11,207           8,169                  --                --
     8,188          (3,738)                 --                --
     6,920          (1,224)                 --                --
     7,476             651                  --                --
     9,862          (4,077)                 --                --
    12,327          (1,191)                 --                --
     4,191           7,223             215,000 *          $  8,197
     7,250           3,173                  --                --
     9,865           2,838             100,000 *             2,294
    11,977           1,215                  --                --
     7,223           7,568             187,500 *             8,543
     7,951          (1,280)            150,000               2,334
        --              --             525,000              14,470
        --              --             550,000              12,100
        --              --           1,450,000 *            29,000
     9,294           2,229                  --                --
     8,778          (1,401)                 --                --
        --              --             541,000              34,523
     2,573            (500)                 --                --
     4,108             214                  --                --
    10,493             390                  --                --
     3,787           1,118                  --                --
    11,031          15,486                  --                --
     2,703             216             437,500 *             7,793
     8,991             242                  --                --
        --              --           1,295,000 *            36,260
    13,804             (26)                 --                --
     5,163           3,927                  --                --
        --              --             975,000              28,031
     6,385           3,015                  --                --
    10,401           5,237             300,000               9,394
   --------         -------                               --------
   $228,123         $41,153                               $192,939
   ========         =======                               ========

                                       19

------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout the Period)

                                                              GIFTRUST INVESTORS
                                              --------------------------------------------------
                                                            Years ended October 31,

                                           1996       1995         1994        1993          1992
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD...................     $25.63     $20.50     $19.23       $13.57       $12.94
                                           ------     ------     ------       ------       ------

INCOME FROM
INVESTMENT OPERATIONS

Net Investment (Loss).................     (.20)1     (.16)1      (.10)        (.09)        (.08)

Net Realized
and Unrealized
Gains ................................       2.46       6.37       3.28         7.18         1.41
                                           ------     ------     ------       ------       ------

Total from
Investment Operations.................       2.26       6.21       3.18         7.09         1.33
                                           ------     ------     ------       ------       ------

DISTRIBUTIONS

From Net Realized
Gains on Investment
Transactions..........................     (2.10)    (1.085)    (1.911)      (1.425)       (.697)

In Excess of Net
Realized Gains........................         --         --         --       (.007)           --
                                           ------     ------     ------       ------       ------

Total Distributions...................     (2.10)    (1.085)    (1.911)      (1.432)       (.697)
                                           ------     ------     ------       ------       ------

NET ASSET VALUE,
END OF PERIOD.........................     $25.79     $25.63     $20.50       $19.23       $13.57
                                           ======     ======     ======       ======       ======
     TOTAL RETURN2....................      9.72%     32.52%     18.75%       55.84%       10.32%

RATIOS/SUPPLEMENTAL DATA

Ratio of Expenses to
Average Net Assets....................       .98%       .98%      1.00%        1.00%        1.00%

Ratio of Net Investment
(Loss) to Average
Net Assets............................      (.8%)      (.7%)      (.7%)        (.7%)        (.7%)

Portfolio Turnover Rate...............       121%       105%       115%         143%         134%

Average Commission
Paid per Share Traded.................     $.0230     $.0260        --3          --3          --3

Net Assets, End
of Period (in millions)...............       $866       $561       $266         $154          $78

1    Computed using average shares outstanding throughout the period.

2    Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

3 Disclosure of average commission paid per share was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements

                                       20

------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS' REPORT

The Shareholders and Board of Directors
Twentieth Century Investors, Inc.


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Investors (one of the sixteen funds comprising TWENTIETH CENTURY INVESTORS, INC.) as of October 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Giftrust Investors, as of October 31, 1996, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.



/s/Baird, Kurtz & Dobson
BAIRD, KURTZ & DOBSON

Kansas City, Missouri
November 20, 1996

                                       21


TWENTIETH CENTURY INVESTORS, INC.

INVESTMENT MANAGER
INVESTORS RESEARCH CORPORATION
KANSAS CITY, MISSOURI

THIS REPORT AND THE FINANCIAL STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

TWENTIETH CENTURY SECURITIES, INC.







Twentieth Century Mutual Funds
and The Benham Group
------------------------------------------
P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200
------------------------------------------
Person-to-person assistance:
1-800-345-2021 or 816-531-5575
------------------------------------------
Automated information line:
1-800-345-8765
------------------------------------------
Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865
------------------------------------------
Fax: 816-340-7962
------------------------------------------


SH-BKT-6909         [recycled logo]
9612                   Recycled






                                TWENTIETH CENTURY
                                    Balanced


                                  Annual Report
                                   OCTOBER 31,
                                      1996



         --------------------------------------------------------------
                        TWENTIETH CENTURY INVESTORS, INC.

                                  [front cover]

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Our Message to You....................................................1
Background Information................................................2
Period Overview.......................................................3
Investment Review.....................................................4
Schedule of Investments...............................................7
Statement of Assets and Liabilities..................................11
Statement of Operations..............................................12
Statements of Changes in Net Assets..................................13
Notes to Financial Statements........................................14
Financial Highlights.................................................17
Independent Accountants' Report......................................18



Twentieth Century Mutual Funds and The Benham Group are registered service marks of Twentieth Century Services, Inc. and Benham Management Corporation, respectively. American Century is a service mark of Twentieth Century Services, Inc.

                              [inside front cover]
--------------------------------------------------------------------------------
                                                                October 31, 1996

OUR MESSAGE TO YOU

     The 12 months ended October 31, 1996, was a landmark period for the U.S. stock market and for Twentieth Century. The stock market rallied to all-time highs in late spring and from late summer into early fall. The Dow Jones Industrial Average surpassed 6000 for the first time and the S&P 500 broke through the 700 level. Stock returns for the period eclipsed bond returns, but after a rocky period during the first half of 1996, bonds enjoyed a rebound in October. In the following pages, our investment management team discusses how
Balanced Investors participated in the 1996 stock rally and the bond rebound. The team also discusses a management and strategy shift for the fund's stock portfolio.

[Photo of James E. Stowers and James E. Stowers III]

     On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services, including the Benham family of U.S. Treasury, government and municipal funds. Another integration landmark is the new Twentieth Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about Twentieth Century and Benham funds and, with your personal access code, to access your fund accounts. You can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.twentieth-century.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

     In October we announced the new name for our recently integrated company. Beginning January 1, 1997, we will serve you under the name American Century Investments, which reflects our expanded identity, the spirit of independence common to Twentieth Century and Benham, and our optimism for a new century of continued American prosperity. American Century's fund family will be divided into three groups -- the Benham Group, the American Century Group and the Twentieth Century Group. Balanced will be part of the American Century Group because the fund's investment approach -- long-term growth with less volatility than our other growth funds -- puts it in the middle group of our investment offerings, between generally more conservative Benham funds and aggressive Twentieth Century funds.

     You may have noticed that this annual report covers only Balanced, whereas in the past it covered six funds. This new focused format allows us to give you better information by tailoring the report specifically to the issues that are most relevant to the investors in Balanced.

     We continue to work to provide you with information and services we think are useful and convenient. Thank you for investing with us.



Sincerely,

/s/James E. Stowers                        /s/James E. Stowers III
James E. Stowers                           James E. Stowers III
Chairman of the Board and Founder          President and Chief Executive Officer

                                        1
--------------------------------------------------------------------------------

BACKGROUND INFORMATION

     Balanced Investors seeks to provide long-term growth with less volatility than Twentieth Century Group growth funds. The fund keeps about 60% of its assets in the stocks of firms with accelerating growth rates. Under normal market conditions, the remaining assets are held in quality, intermediate-term bonds.

     The fund's investment philosophy focuses on four important principles:

o We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain.

o For the stock portfolio, the management team seeks to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates.

o For the bond portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds -- those rated in the top four quality categories by nationally recognized statistical organizations.

o    Each portfolio is managed by a team, rather than by one "star" manager.  We
     believe  this  allows  us  to  make  better,  more  consistent   management
     decisions.

PORTFOLIO MANAGERS
     Stock Portfolio: Jim Stowers III, Bruce Wimberly
     Bond Portfolio: Bud Hoops, Jeff Houston


Indices used for performance comparisons - None are investment products available for purchase.

The S&P 500 Index is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market generally. The index, however, has a large capitalization bias, which is why mutual funds that invest in middle capitalization or small capitalization stocks may choose to use smaller capitalization indices as benchmarks.

Nasdaq Composite Index is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller capitalization and growth-oriented U.S. stocks.

                                        2
--------------------------------------------------------------------------------
                                                                October 31, 1996
PERIOD OVERVIEW

U.S. STOCK ENVIRONMENT
     When discussing the U.S. stock market's 1996 performance year to date (as of October 31), some market analysts have used the terms "risk-averse," "fear-driven" and "rotational." Those descriptions are best understood by examining the general reaction to the market's strong performance in 1995 and the uncertain economic environment in 1996. U.S. stock market returns in 1995 were exceptional. The major U.S. stock market indices (the Dow Jones Industrial Average, the S&P 500 and the Nasdaq Composite Index) each returned over 30% for the year. After such strong results, many investors feared weaker performance in 1996. These bearish expectations were fueled further by predictions of economic weakness and slower earnings growth. Then, strong second quarter economic growth made many stock investors nervous about higher interest rates and inflation, which can also hurt stock performance.

     What we have seen, as a result, is conservative investment behavior in 1996 -- what analysts refer to as a "flight to quality." Although most investors have continued to show a willingness to invest in the equity markets, their nervousness has caused many of them to focus on the largest, most liquid companies in each stock sector. Market analysts are calling these stocks the new "Nifty 50," comparing them to the original Nifty 50 (including IBM, General Motors and AT&T) that existed in the early 1970s. The new Nifty 50 includes S&P 500 companies such as General Electric, Coca-Cola, Gillette, Colgate-Palmolive and Citibank, as well as Nasdaq companies such as Microsoft and Intel.

     The flight to quality has boosted the performance of these stocks and the indices of which they are a part. Both the S&P 500 and the Nasdaq Composite Index were up over 16% year to date as of October 31. But the new Nifty 50 stocks have been some of the biggest beneficiaries of this unexpectedly strong performance. The returns for the shares of medium-sized and small companies have been lower. As of October 31, the S&P 400 index of medium-sized companies had returned 13% year to date, and the Russell 2000 index of small company stocks was up just 9%.

U.S. ECONOMIC AND BOND ENVIRONMENT
     The watchword in the U.S. economy and the U.S. bond market for the period was uncertainty. Mixed economic signals led to widely varying expectations about the Federal Reserve's interest rate policy which, in turn, produced considerable volatility in U.S. capital markets. The year began with recessionary expectations that caused the Federal Reserve to cut short-term interest rates in January to boost the economy. Concerns about a slowdown gave way to fears about higher interest rates and inflation as the economy grew at a stronger-than-expected 2.2% annual growth rate in the first quarter, then heated up in the second quarter, expanding at a 4.7% annual rate. Yet these fears proved premature and inflation anxiety subsided as third quarter economic growth fell to a 2.0% annual rate.

     Despite the growth spurt in the second quarter, inflation has remained tame throughout the year. For the first 10 months of 1996, inflation (as measured by the consumer price index) rose at an annualized rate of 3.3%.

     In spite of generally good inflation news as the period ended, it was a lackluster year for bonds because of earlier economic uncertainty, the breakdown of federal budget deficit reduction discussions and inflation scares. Inflation fears in the first and second quarters pushed the benchmark 30-year U.S. Treasury bond yield from 5.94% at the beginning of the year to almost 7.20% in June and July. As bond yields rose, bond prices fell, and many bonds had negative total returns until the market rallied in October. That's when signs of economic weakness and the likelihood of the Republican Party maintaining control of Congress helped the 30-year Treasury bond yield ease back to 6.64% on October
31. Despite the volatility in the market, intermediate-term U.S. bonds achieved total returns in the 5% to 7% range for the period.

                                        3
--------------------------------------------------------------------------------

INVESTMENT REVIEW

Management Q & A
     An interview with Bruce Wimberly and Jeff Houston, portfolio managers on the Balanced Investors management team.

Q:   HOW DID THE FUND PERFORM?

A: For the year ended October 31, 1996, the fund's total return was 14.04%, a blend of the performance of the fund's stock portfolio (approximately 60% of the fund) and its bond portfolio (approximately 40%). As we discussed in the Period Overview on page 3, 1996 has been good for stocks and lackluster for bonds. The performance of the fund's stock and bond portfolios reflected the performance of U.S. stocks and bonds in general.

Q:   HOW DID THE FUND'S STOCK PORTFOLIO PERFORM?

A: The benchmark for the fund's stock portfolio is the S&P 500, and we stayed within range of that tar-


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1996)

                                      Balanced Investors            S&P 500
                                        ---------------         ---------------
6 Months*                                    8.15%                   9.03%
1 Year                                      14.04%                  24.03%
5 Years                                      8.50%                  15.50%
Inception                                   12.21%                  15.41%
(10/20/88 to 10/31/96)
*Actual cumulative return

--------------------------------------------------------------------------------
$10,000 OVER LIFE OF FUND (as of October 31, 1996)

[mountain graph - data below]
Value on 10/31/96
-----------------
     DATE           BALANCED INVESTORS          S&P 500
   --------- --------------------------------------------
   10/20/88              $10,000                $10,000
   10/31/89              $11,989                $12,453
   10/31/90              $11,736                $11,516
   10/31/91              $16,775                $15,374
   10/31/92              $16,882                $16,901
   10/31/93              $19,186                $19,417
   10/31/94              $19,008                $20,168
   10/31/95              $22,118                $25,484
   10/31/96              $25,224                $31,607


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                      Quick
                                      Fund
                                      Facts
                                ----------------
                                    BALANCED
                                    INVESTORS
                                ----------------

                                    STRATEGY:
                                    A mix of
                                growth stocks and
                            intermediate-term bonds,
                               with approximately
                                60% allocated to
                                     stocks.

                                 INCEPTION DATE:
                                October 20, 1988


                                      SIZE:
                                  $879 million
                            (as of October 31, 1996)

                              INVESTMENT APPROACH:
                                    Balanced

                                     TICKER:
                                      TWBIX


                                        4
--------------------------------------------------------------------------------
                                                                October 31, 1996
INVESTMENT REVIEW

     get. For the year ended October 31, 1996, the stock portfolio produced a total return of 20.08% while the S&P 500's total return was 24.03%. For the six months ended October 31, the stock portfolio outperformed the S&P 500, 10.38% to 9.03%.

Q: WHAT FACTORS HAD A FAVORABLE IMPACT ON THE PERFORMANCE OF THE FUND'S STOCK PORTFOLIO?

A: From late 1995 through the first quarter of 1996, the fund built a significant position in energy stocks, which generated strong returns in 1996 as oil prices rose. We especially liked oil exploration companies that we expected to benefit from the continuing demand for new oil supplies. Examples include Global Marine and Falcon Drilling. Banks have been another good story in 1996. In addition to the merger and acquisition activity that boosted valuations, banks have improved their operating efficiencies. With the widespread acceptance and use of automated teller machines and the increasing use of on-line banking over the Internet, banks have lowered their cost structures. Citicorp is a good example of a bank stock that performed well for the fund.

Q: WHAT FACTORS HAD A NEGATIVE IMPACT ON THE PERFORMANCE OF THE FUND'S STOCK PORTFOLIO?

A: Technology stocks experienced significant declines from November to January and again in June due to sporadic earnings disappointments and concerns about weakening demand and pricing for computers, semiconductor chips and software. The fund's worst-performing holdings were almost entirely in the technology category, including Intuit, Texas Instruments, Compaq Computer, Electronic Arts and Lattice Semiconductor.


Q: WHAT SIGNIFICANT CHANGES, IF ANY, DID YOU MAKE TO THE FUND'S STOCK PORTFOLIO SINCE THE SEMIANNUAL REPORT?

A: The most significant change was in the fund's management team. In October, in an effort to improve the performance of the stock portfolio, Twentieth Century's Ultra Investors team assumed responsibility for the portfolio. While we will continue to follow Twentieth Century's growth-oriented investment approach, we'll also be raising somewhat the fund's ownership of more rapidly growing mid-sized firms. This blending of smaller, faster-growing companies with the fund's traditional holdings of larger, blue-chip firms is one important way we expect to enhance returns. Another way is by working to improve our stock selection effectiveness.

Q: WHAT SIGNIFICANT CHANGES HAS THE NEW TEAM MADE TO THE STOCK PORTFOLIO SINCE OCTOBER 1?

A: To improve the fund's diversification we have reduced its holdings in energy and retail stocks.


TOP FIVE INDUSTRIES (as of October 31, 1996)
--------------------------------------------------------------------------------
                                                     % of fund's equity
                                                       investments in
                                    % of fund's        these holdings
                                equity investments      one year ago
Pharmaceuticals                        15.9%                3.4%
Computer Software & Services           15.3%               10.3%
Aerospace & Defense                     9.2%                4.8%
Energy (Services)                       6.2%                2.2%
Banking                                 6.0%                4.5%





TOP TEN STOCK HOLDINGS (as of October 31, 1996)
--------------------------------------------------------------------------------

                                                     % of fund's equity
                                                       investments in
                                    % of fund's        these holdings
                                 equity investments     one year ago
Intel Corp.                             4.3%                2.3%
HFS, Inc.                               4.2%                1.6%
Global Marine Inc.                      3.5%                 --
Boeing Co.                              3.5%                1.2%
NIKE, Inc.                              3.5%                2.1%
Johnson & Johnson                       3.2%                0.8%
Oracle Systems Corp.                    3.2%                2.3%
Falcon Drilling Company, Inc.           3.0%                 --
Parametric Technology Corp.             3.0%                 --
United Technologies Corp.               2.9%                1.3%

                                        5
--------------------------------------------------------------------------------

INVESTMENT REVIEW

Those securities gave a significant boost to performance in 1996, but their appreciation caused the fund to become too concentrated in those sectors. We've also been selectively trimming holdings in cyclical stocks, such as equipment makers and auto producers. We want companies with more consistent earnings profiles whose performance isn't so dependent upon economic cycles. To that end, we've added the stocks of companies in sectors that we expect to produce steady results, such as healthcare, waste management and hotel/lodging.

Q:   HOW DID THE FUND'S BOND PORTFOLIO PERFORM?

A: We invest the bond portfolio in intermediate-term bonds to offset the volatility in the fund's stock portfolio. For the year ended October 31, 1996, the bond portfolio produced a total return of 5.18%, which kept pace with intermediate-term bonds in general. For the same period, the total return of a broad intermediate-term U.S. bond market index (the Lehman Intermediate Government/Corporate Index*) was 5.81%. As we discussed in the Period Overview, economic uncertainty, the breakdown of federal budget deficit reduction talks and inflation fears made this a difficult year for bonds.

Q: WHAT SIGNIFICANT CHANGES, IF ANY, DID YOU MAKE TO THE FUND'S BOND PORTFOLIO SINCE THE SEMIANNUAL REPORT?

A: We assigned a higher allocation to mortgage- and asset-backed securities. We nudged corporates down from 57% to 53%, boosted mortgage- and asset-backed securities from 8% to 15% and cut Treasuries from 30% to 25%. Mortgage- and asset-backed securities were priced relatively attractively during the period, while improving credit quality caused corporates to become relatively expensive.

Q:   HOW WOULD YOU  DESCRIBE  THE BOND  PORTFOLIO'S  CURRENT  POSITION  AND YOUR
     OUTLOOK?

A: The bond market appeared to hit bottom during early September and the fund's holdings enjoyed a fall rally. We think the rally could continue in 1997 if slow-to-moderate economic growth and low inflation persist and the government makes meaningful progress on fiscal reform. We plan to continue to monitor the economic data to assure that our outlook remains consistent with broader economic trends.


Quality Diversification (as of October 31, 1996)
-----------------------------------------------------------------------------
           (Moody's ratings)        % of fixed income investments
                 AAA                              40%
                 AA                                7%
                  A                               37%
                 BBB                              16%
                                                 -----
                                                 100%


Weighted Average Maturity (as of October 31, 1996)
-----------------------------------------------------------------------------
                                    6.1 Years

Average years to maturity indicates the average time until the principal on the Fund's bond portfolio is expected to be repaid, weighted by dollar amount.


Duration (as of October 31, 1996)
-----------------------------------------------------------------------------
                                    3.9 Years

Duration is a measure of the sensitivity of a portfolio to changes in interest rates. As the duration of a fund increases, the impact of a change in interest rates on the value of its portfolio also increases.


*The  Lehman   Intermediate   Government/Corporate   Index  reflects  the  price
fluctuations of U.S. Treasury and government agency securities, corporate bonds and Yankee bonds with one- to 10-year maturities.


Balanced Investors' schedule of investments begins on page 7.

                                        6
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS OCTOBER 31, 1996
--------------------------------------------------------------------------------
Shares                                                               Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

COMMON STOCKS
Advertising -- 0.1%
            40,000    Lamar Advertising Co.(1)                  $     1,095
                                                                 ----------

Aerospace & Defense -- 5.4%
           151,600    BE Aerospace, Inc.(1)                           3,278
           187,000    Boeing Co.                                     17,835
           125,000    Lockheed Martin Corp.                          11,203
           113,000    United Technologies Corp.                      14,549
                                                                 ----------
                                                                     46,865
                                                                 ----------

Banking -- 3.5%
           105,000    BankAmerica Corp.                               9,607
           112,360    Chase Manhattan Corp.                           9,635
           115,000    Citicorp                                       11,385
                                                                 ----------
                                                                     30,627
                                                                 ----------

Biotechnology -- 0.5%
            65,000    Amgen Inc.(1)                                   3,985
                                                                 ----------

Broadcasting -- 1.5%
           242,500    SFX Broadcasting, Inc. Cl A(1)                 10,397
            79,200    Univision Communications Inc.(1)                2,673
                                                                 ----------
                                                                     13,070
                                                                 ----------

Chemicals & Resins -- 1.9%
             5,300    Ciba-Geigy AG ORD                               6,509
           240,000    Monsanto Co.                                    9,510
                                                                 ----------
                                                                     16,019
                                                                 ----------

Communications Equipment -- 1.5%
           200,000    U.S. Robotics Corp.(1++)                       12,588
                                                                 ----------

Communications Services -- 0.3%
            52,200    Mastec, Inc.(1)                                 2,535
                                                                 ----------

Computer Software & Services -- 9.0%
           220,000    American Management System, Inc.(1)             6,985
           115,000    BMC Software, Inc.(1++)                         9,531
           220,100    Cambridge Technology Partners, Inc.(1)          7,236
           125,000    Computer Associates International, Inc.         7,391
            60,000    Compuware Corp.(1)                              3,180
            50,000    Electronics for Imaging, Inc.(1)                3,600
           105,293    First Data Corp.                                8,397
           380,000    Oracle Systems Corp.(1)                        16,079
           315,000    Parametric Technology Corp.(1)                 15,376
                                                                 ----------
                                                                     77,775
                                                                 ----------

--------------------------------------------------------------------------------
Shares                                                               Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Computer Systems -- 1.5%
            84,200    Saville Systems Ireland plc ADR(1)         $    3,626
           150,000    Sun Microsystems, Inc.(1++)                     9,141
                                                                 ----------
                                                                     12,767
                                                                 ----------

Diversified Companies -- 2.1%
           172,100    Flowers Industries, Inc.                        4,023
           150,000    General Electric Co.                           14,512
                                                                 ----------
                                                                     18,535
                                                                 ----------

Electrical & Electronic Components -- 2.9%
           200,000    Intel Corp.                                    21,962
            70,000    Uniphase Corp.(1)                               3,334
                                                                 ----------
                                                                     25,296
                                                                 ----------

Energy (Production & Marketing) -- 3.3%
           300,000    American Power Conversion Corp.(1)              6,356
           975,000    Global Marine Inc.(1)                          17,916
            80,000    Sonat Inc.                                      3,940
                                                                 ----------
                                                                     28,212
                                                                 ----------

Energy (Services) -- 3.6%
           205,000    Diamond Offshore Drilling, Inc.(1)             12,479
           435,000    Falcon Drilling Company, Inc.(1)               15,442
            60,000    Halliburton Co.                                 3,397
                                                                 ----------
                                                                     31,318
                                                                 ----------

Environmental Services -- 0.5%
           150,000    Republic Industries, Inc.(1)                    4,659
                                                                 ----------

Healthcare -- 1.1%
           120,000    Cardinal Health, Inc.                           9,420
                                                                 ----------

Leisure -- 3.2%
           290,000    HFS, Inc.(1)                                   21,242
           200,000    Promus Companies Inc.(1)                        6,350
                                                                 ----------
                                                                     27,592
                                                                 ----------

Pharmaceuticals -- 9.4%
           200,000    American Home Products Corp.                   12,250
           330,000    Johnson & Johnson                              16,252
           170,000    Lilly (Eli) & Co.                              11,985
           160,000    Merck & Co., Inc.                              11,860
           170,000    Pfizer, Inc.                                   14,068
           414,995    U.S. Bioscience, Inc.(1)                        4,772
           150,000    Warner-Lambert Co.                              9,544
                                                                 ----------
                                                                     80,731
                                                                 ----------

See Notes to Financial Statements
                                        7
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 1996

--------------------------------------------------------------------------------
Shares/Principal Amount                                              Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Retail (Apparel) -- 2.0%
           300,000    NIKE, Inc.                                  $  17,663
                                                                 ----------
Retail (General Merchandise) -- 1.3%
           240,000    Kohl's Corp.(1)                                 8,640
           100,000    Wal-Mart Stores, Inc.                           2,663
                                                                 ----------
                                                                     11,303
                                                                 ----------
Retail (Specialty) -- 3.3%
           130,000    Home Depot, Inc.                                7,118
           200,000    TJX Companies, Inc.                             8,000
           236,000    Toys "R" Us, Inc.(1)                            7,995
           175,000    U.S. Office Products Co.(1++)                   5,031
                                                                 ----------
                                                                     28,144
                                                                 ----------

Transportation -- 0.9%
           259,000    Sabre Group Holdings Inc.(1)                    7,900
                                                                 ----------


Total Common Stocks--58.8%                                          508,099
                                                                 ----------
   (Cost $388,153)


U.S. TREASURY SECURITIES
           $10,000    U.S. Treasury Notes,
                      8.875%, 11-15-97                               10,332
            22,350    U.S. Treasury Notes,
                      6.125%, 3-31-98                                22,503
             2,500    U.S. Treasury Notes,
                      5.875%, 4-30-98                                 2,509
             5,000    U.S. Treasury Notes,
                      6.00%, 9-30-98                                  5,026
             5,000    U.S. Treasury Notes,
                      5.50%, 11-15-98                                 4,976
             4,000    U.S. Treasury Notes,
                      6.625%, 6-30-01                                 4,087
            11,750    U.S. Treasury Notes,
                      6.375%, 9-30-01                                11,889
             8,500    U.S. Treasury Notes,
                      5.75%, 8-15-03                                  8,285
               600    U.S. Treasury Notes,
                       5.875%, 11-15-05                                 581
             3,800    U.S. Treasury Notes,
                      7.00%, 7-15-06                                  3,971
            14,200    U.S. Treasury Notes,
                      6.50%, 10-15-06                                14,344
                                                                 ----------

Total U.S. Treasury Securities-- 10.3%                               88,503
                                                                 ----------
   (Cost $88,977)


--------------------------------------------------------------------------------
Principal Amount                                                     Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES*
           $ 1,099    FHLMC Series 1239-EPAC
                      REMIC, 6.80%, 1-15-16                     $     1,099
             2,000    FHLMC Series 77-HPAC
                      REMIC, 8.50%, 9-15-20                           2,082
             1,043    FHLMC Series 106-EPAC
                      REMIC, 6.95%, 12-15-20                          1,049
             7,925    FNMA Pool #050985,
                      6.00%, 2-1-09                                   7,680
               684    FNMA 89 Series 85-DPAC
                      REMIC, 7.60%, 5-25-18                             688
             2,159    FNMA 90 Series 98-HPAC
                      REMIC, 7.50%, 10-25-19                          2,184
             8,407    FNMA Pool #250627,
                      8.00%, 7-1-26                                   8,583
             7,408    GNMA Pool #002202,
                      7.00%, 4-20-26                                  7,235
                                                                 ----------

Total Mortgage-Backed Securities-- 3.6%                              30,600
                                                                 ----------
   (Cost $30,514)


OTHER ASSET-BACKED SECURITIES*
             5,000    Amresco Residential Securities
                      Mortgage Loan Trust,
                      7.55%, 2-25-23                                  5,122
             5,000    First Merchants Auto Receivables
                      Corp., 6.80%, 5-15-01                           5,083
             5,000    NationsBank Auto Owner Trust,
                      6.75%, 6-15-01                                  5,065
             5,000    Premier Auto Trust,
                      6.65%, 8-6-02                                   5,035
             2,000    Standard Credit Card Trust,
                      8.625%, 1-7-02                                  2,015
                                                                 ----------

Total Other Asset-Backed Securities-- 2.6%                           22,320
                                                                 ----------
   (Cost $21,972)


CORPORATE BONDS
Automobiles & Auto Parts -- 1.5%
             1,000    Ford Motor Credit Corp.,
                      6.75%, 5-15-05                                    986
             7,000    General Motors Acceptance
                      Corp., MTN, 6.375%, 10-12-99                    7,026
             5,000    General Motors Acceptance
                      Corp., MTN, 5.45%, 2-22-00                      4,863
                                                                 ----------
                                                                     12,875
                                                                 ----------

See Notes to Financial Statements
                                        8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares/Principal Amount                                              Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Banking -- 4.0%
           $ 4,000    Capital One Financial Corp.,
                      8.125%, 3-1-00                            $     4,170
             2,000    Citicorp, MTN,
                      7.125%, 9-1-05                                  2,032
             5,000    Citicorp, MTN,
                      7.75%, 6-15-06                                  5,269
             5,000    First Union Corp.,
                      8.77%, 11-15-04                                 5,288
             4,730    National Bank of Canada,
                      8.125%, 8-15-04                                 5,043
             5,000    NationsBank Corp.,
                      6.875%, 2-15-05                                 4,981
             3,000    Santander Financial Issuances,
                      6.375%, 2-15-11                                 2,794
             5,150    Santander Financial Issuances
                      Ltd, 7.00%, 4-1-06                              5,150
                                                                 ----------
                                                                     34,727
                                                                 ----------

Communications Services -- 0.5%
             3,000    GTE South, 7.25%, 8-1-02                        3,109
             1,500    Tele-Communications, Inc.,
                      8.25%, 1-15-03                                  1,505
                                                                 ----------
                                                                      4,614
                                                                 ----------
Diversified Companies -- 0.6%
             5,000    Hanson Overseas BV,
                      6.75%, 9-15-05                                  4,919
                                                                 ----------

Energy (Production & Marketing) -- 0.6%
             5,000    Dresser Industries, Inc.,
                       6.25%, 6-1-00                                  4,988
                                                                 ----------


Financial Services -- 4.7%
             4,000    AB Spintab, 7.50%, 8-14-49
                      (Acquired 9-20-96, Cost $3,909)(+)              4,045
             4,000    Associates First Capital Corp.,
                      6.75%, 7-15-01                                  4,050
             5,000    First USA, Inc.,
                      7.00%, 8-20-01                                  5,044
             3,000    Greyhound Financial Corp.,
                      6.75%, 3-25-99                                  3,037
             5,000    Household Finance Co.,
                      8.95%, 9-15-99                                  5,350
             5,700    Lehman Brothers Holdings, Inc.,
                      7.25%, 10-15-03                                 5,757
             3,000    Lehman Brothers, Inc.,
                      5.75%, 11-15-98                                 2,970
             6,000    Norwest Financial, Inc.,
                      6.25%, 11-1-02                                  5,955


--------------------------------------------------------------------------------
Principal Amount                                                     Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

           $ 4,700    Salomon Brothers Inc., VRN,
                      6.386%, 11-20-96, resets monthly
                      off the 1-month LIBOR plus
                      1.00% with no caps, final
                      maturity 2-27-97                          $     4,711
                                                                 ----------
                                                                     40,919
                                                                 ----------

Food & Beverage -- 0.4%
             3,675    RJR Nabisco, Inc.,
                      8.75%, 4-15-04                                  3,712
                                                                 ----------

Industrial Equipment & Machinery -- 1.1%
             4,750    Anixter International Inc.,
                      8.00%, 9-15-03                                  4,875
             5,000    Caterpillar Financial Services
                      Corp., MTN, 6.09%, 5-10-99                      5,000
                                                                 ----------
                                                                      9,875
                                                                 ----------

Insurance -- 1.6%
             5,000    Aetna Services Inc.,
                      6.75%, 8-15-01                                  5,056
             3,750    Nationwide Mutual Insurance
                       Co., 6.50%, 2-15-04 (Acquired
                       2-9-96, Cost $3,782)(+)                        3,647
             5,000    Underwriters Reinsurance Co.,
                      7.875%, 6-30-06 (Acquired
                      8-6-96, Cost $5,156)(+)                         5,237
                                                                 ----------
                                                                     13,940
                                                                 ----------
Publishing -- 0.7%
             5,750    Time Warner Inc., 8.11%, 8-15-06                5,944
                                                                 ----------

Real Estate -- 1.2%
             5,000    Price REIT, Inc. (The), 7.25%,
                      11-1-00                                         5,050
             5,000    Spieker Properties, Inc., 6.80%,
                      12-15-01                                        4,969
                                                                 ----------
                                                                     10,019
                                                                 ----------
Retail (General Merchandise) -- 0.9%
             2,500    Dayton Hudson Corp.,
                      9.25%, 3-1-06                                   2,709
             4,500    Sears, Roebuck & Co., MTN,
                       8.23%, 10-21-04                                4,866
                                                                 ----------
                                                                      7,575
                                                                 ----------

See Notes to Financial Statements
                                        9
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 1996

--------------------------------------------------------------------------------
Principal Amount                                                     Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Tobacco Products -- 0.9%
           $ 2,000    Philip Morris Companies Inc.,
                      7.25%, 9-15-01                            $     2,045
             5,500    Philip Morris Companies Inc.,
                        6.95%, 6-1-06                                 5,548
                                                                 ----------
                                                                      7,593
                                                                 ----------

Utilities (Electric) -- 2.4%
             6,750    China Light & Power Co. Ltd.,
                       7.50%, 4-15-06                                 6,834
             4,832    Connecticut Light & Power
                      Co., 7.625%, 4-1-97                             4,838
             2,000    Kansas Power & Light Co.,
                      8.875%, 3-1-00                                  2,135
             5,000    Public Service Electric & Gas
                      Co., 7.125%, 11-1-97                            5,063
             2,000    Texas Utilities Electric Co.,
                      8.125%, 2-1-02                                  2,128
                                                                 ----------
                                                                     20,998
                                                                 ----------

Utilities (Gas) -- 0.5%
             4,000    Southwest Gas Corp.,
                       7.50%, 8-1-06                                  4,100
                                                                 ----------

Total Corporate Bonds-- 21.6%                                       186,798
                                                                 ----------
   (Cost $185,629)


--------------------------------------------------------------------------------
Principal Amount                                                     Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS & AGENCIES
           $ 6,000    Hydro-Quebec, MTN, 7.02%,
                       3-23-05                                  $     6,060
             5,000    Korea Electric Power, 6.375%,
                      12-1-03                                         4,894
             4,000    Republic of Italy, VRN, 5.593%,
                      1-27-97, resets quarterly off
                      the 3-month LIBOR plus
                      .0625% with no caps, final
                      maturity 7-26-99                                4,016
                                                                 ----------

Total Sovereign Governments
   & Agencies-- 1.7%                                                 14,970
                                                                 ----------
   (Cost $14,599)


TEMPORARY CASH INVESTMENTS -- 1.4%
                      Repurchase Agreement, Merrill Lynch
                      & Co., Inc., (U.S. Treasury obligations),
                      in a joint trading account at 5.50%,
                      dated 10-31-96, due 11-1-96 (Delivery
                      value $12,402)                                 12,400
                                                                 ----------
   (Cost $12,400)


TOTAL INVESTMENT SECURITIES-- 100.0%                               $863,690
                                                                 ==========
   (Cost $742,244)



NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
LIBOR = London Interbank Offered Rate
MTN = Medium Term Note
resets = The frequency  with which a  fixed-income  security's  coupon  changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
ORD = Foreign Ordinary Share
VRN = Variable Rate Note, rates shown are effective 10-31-96. Interest reset date is indicated and used in calculating the weighted average portfolio maturity.
1Non-income producing
*Final maturity  indicated.  Expected remaining average lifeused for purposes of calculating the weighted average portfolio maturity.
+Securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1996, was $12,929,375, which represented 1.5% of the net assets of Balanced.
++Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. See Note 4 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1996.

See Notes to Financial Statements
                                       10
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

                                                   ($ In Thousands, Except
                                                         Per-Share Amounts)
ASSETS
Investment securities, at value (identified
     cost of $742,244) (Notes 3 and 4) ............................$863,690
Cash ..............................................................   3,279
Receivable for investments sold ...................................  52,550
Receivable for capital shares sold ................................      99
Dividends and interest receivable .................................   5,515
                                                                 ----------
                                                                    925,133
                                                                 ----------
LIABILITIES
Disbursements in excess of demand deposit cash ....................   1,071
Payable for investments purchased .................................  39,990
Payable for capital shares redeemed ...............................   4,152
Accrued management fees (Note 2) ..................................     751
Other liabilities .................................................       1
                                                                 ----------
                                                                     45,965
                                                                 ----------
NET ASSETS APPLICABLE
TO OUTSTANDING SHARES .............................................$879,168
                                                                    =======

CAPITAL SHARES, $.01 PAR VALUE
(In thousands)
Authorized ........................................................ 100,000
                                                                    =======
Outstanding .......................................................  47,404
                                                                    =======

NET ASSET VALUE PER SHARE .........................................  $18.55
                                                                    =======

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...........................$690,197
Undistributed net investment  income ..............................   2,912
Accumulated undistributed net realized
     gain from investment and foreign
     currency transactions ........................................  64,614
Net unrealized appreciation on investments
     and translation of assets and liabilities in
     foreign currencies (Note 3) .................................. 121,445
                                                                 ----------
                                                                   $879,168
                                                                    =======

See Notes to Financial Statements
                                       11
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended October 31, 1996


                                                           ($ In Thousands)
INVESTMENT INCOME
Income:
     Interest .....................................................$ 24,471
     Dividends (net of foreign taxes withheld of $121) ............   5,264
                                                                 ----------
                                                                     29,735
                                                                 ----------
Expenses:
     Management fees (Note 2) .....................................   8,345
     Directors' fees and expenses .................................       9
                                                                 ----------
                                                                      8,354
                                                                 ----------
NET INVESTMENT INCOME .............................................  21,381
                                                                 ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY (Note 3) Net realized gain during the year on:
     Investments ..................................................  64,952
     Foreign currency transactions ................................   1,289
                                                                 ----------
                                                                     66,241
                                                                 ----------
Change in net unrealized appreciation during the year on:
     Investments .................................................. 24,266
     Translation of assets and liabilities in
     foreign currencies ...........................................    (90)
                                                                 ----------
                                                                     24,176
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY ..................................  90,417
                                                                 ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .........................................$111,798
                                                                    =======

See Notes to Financial Statements
                                       12
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended October 31, 1996 and October 31, 1995


INCREASE (DECREASE) IN NET ASSETS                    1996             1995
                                                     -----            -----

                                              -------- ($ In Thousands) --------

OPERATIONS
Net investment income ...........................$  21,381        $  21,719
Net realized gain on investments
     and foreign currency transactions ..........   66,241           47,518
Change in net unrealized appreciation
     on investments and translation
     of assets and liabilities
     in foreign currencies ......................   24,176           45,137
                                                ----------       ----------
Net increase in net assets resulting
     from operations ............................  111,798          114,374
                                                ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................... (21,812)         (21,381)
From net realized gains
     from investment transactions ............... (46,792)         (12,064)
                                                ----------       ----------
Decrease in net assets from distributions ....... (68,604)         (33,445)
                                                ----------       ----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .......................  202,311          185,512
Proceeds from reinvestment of distributions .....   67,547           32,925
Payments for shares redeemed ....................(249,454)        (187,662)
                                                ----------       ----------
Net increase in net assets from capital
     share transactions .........................   20,404           30,775
                                                ----------       ----------
NET INCREASE IN NET ASSETS ......................   63,598          111,704

NET ASSETS
Beginning of year ...............................  815,570          703,866
                                                ----------       ----------
End of year ..................................... $879,168         $815,570
                                                   =======          =======
Undistributed net investment income ............. $  2,912         $  2,054
                                                   =======          =======
TRANSACTIONS IN SHARES OF THE FUND:
(In thousands)
Sold ............................................   11,553           11,370
Issued in reinvestment of distributions .........    3,994            2,073
Redeemed ........................................ (14,226)         (11,520)
                                                ----------       ----------
Net increase ....................................    1,321            1,923
                                                   =======          =======

See Notes to Financial Statements
                                       13
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization--

     Twentieth Century Investors, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Balanced (the Fund) is one of the sixteen series of funds issued by the Corporation. The Fund's investment objective is to seek captial growth and current income. It is management's intention to maintain approximately 60% of the Fund's assets in common stocks and the remainder in bonds and other fixed income securities. On September 3, 1996, the fund implemented a multiple class structure whereby the Fund is authorized to issue four classes of shares: the Investor Class, the Institutional Class, the Service Class, and the Advisor Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The four classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional, Service and Advisor classes had not commenced as of the report date. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--

     Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of directors.

Security Transactions--

     Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--

     Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions--

     The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities,dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities other than portfolio securities at the end of the reporting period, resulting from changes in the exchange rates.

                                       14
--------------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts--

     The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Repurchase Agreements--

     The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Investors Research Corporation (IRC), has determined are creditworthy pursuant to criteria adopted by the board of directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. IRC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

Joint Trading Account--

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with IRC, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status--

     It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions to Shareholders--

     Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

Supplementary Information--

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, IRC, the Corporation's distributor, Twentieth Century Securities and the Corporation's transfer agent, Twentieth Century Services, Inc.

Use of Estimates--

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                       15
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 1996

2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into Management Agreements with IRC that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class and Service Class shares, as described in the respective prospectuses. The agreements provide that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class of the Fund is 1%.

3. INVESTMENT TRANSACTIONS

     The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended October 31, 1996, totaled $553,982,507 for common stocks, $208,121,306 for U.S. Treasury and Agency obligations and $287,122,363 for other debt obligations. Proceeds from investment securities sold (excluding short-term investments) totaled $590,457,763 for common stocks, $203,796,272 for U.S. Treasury and Agency obligations and $262,347,505 for other debt obligations. On October 31, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $742,388,957 for federal income tax purposes, was $121,300,847, consisting of unrealized appreciation of $131,292,877 and unrealized depreciation of $9,992,030.

4. AFFILIATED COMPANY TRANSACTIONS

     A summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1996, follows:

-------------------------------------------------------------------------------------------
                              Share                   Realized         October 31, 1996
                                                                     ---------------------
                             Balance  Purchase  Sales   Gain             Share   Market
Issuer                       10-31-95   Cost     Cost  (Loss)   Income  Balance   Value
------------------------     ------- --------- ------- ------- ------- --------  ------

------------------------------------- ($  In Thousands) -----------------------------------

BMC Software, Inc.              --   $  7,797     --     --        --   115,000 $  9,531
Intuit Inc.                  160,000    1,450  $6,907  $1,811      --      --       --
Lattice Semiconductor Corp.  180,000    2,014   7,682  (1,087)     --      --       --
Sun Microsystems, Inc.          --      8,068     --     --        --   150,000    9,141
Texas Instruments Inc.       200,000      --   13,899  (4,245)    $34      --       --
U.S. Office Products Co.        --      6,506     --     --        --   175,000    5,031
U.S. Robotics Corp.             --     14,811     --     --        --   200,000*  12,588
                                    -----------------------------------         ----------
                                      $40,646 $28,488 $(3,521)    $34            $36,291
                                      ======= ======= =======     ===            =======
--------------------------------------------------------------------------------------------

* Includes adjustments for shares received from stock split and/or stock spinoff during the year.

                                       16
--------------------------------------------------------------------------------

      Financial highlights (For a Share Outstanding Throughout the Period)
                                   Years ended
                                  October 31,
 -----------------------------------------------------------------------------------
                                 1996      1995          1994       1993       1992
--------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD ............$17.70     $15.94      $16.52     $14.89     $15.11
                                ------     ------      ------     ------     ------

INCOME FROM
INVESTMENT OPERATIONS

     Net Investment
     Income .................... .44(1)     .48(1)        .42        .38        .33

     Net Realized
     and Unrealized
     Gain (Loss) ...............  1.88       2.03       (.58)       1.62      (.23)
                                ------     ------      ------     ------     ------

     Total from
     Investment Operations .....  2.32       2.51       (.16)       2.00        .10
                                ------     ------      ------     ------     ------

DISTRIBUTIONS
     From Net
     Investment  Income ........ (.46)     (.475)      (.416)     (.375)     (.322)

     From Net Realized
     Gain on Investment
     Transactions ..............(1.01)     (.274)          --         --         --
                                ------     ------      ------     ------     ------

     Total Distributions .......(1.47)     (.749)      (.416)     (.375)     (.322)
                                ------     ------      ------     ------     ------

NET ASSET VALUE,
END OF PERIOD ..................$18.55     $17.70      $15.94     $16.52     $14.89
                                ======     ======      ======     ======     ======


TOTAL RETURN(2).................14.04%     16.36%      (.93%)     13.64%       .63%

RATIOS/SUPPLEMENTAL DATA

     Ratio of Expenses to
     Average Net Assets ........  .99%       .98%       1.00%      1.00%      1.00%

     Ratio of Net Investment
     Income to Average
     Net Assets ................  2.5%       2.9%        2.7%       2.4%       2.4%

     Portfolio Turnover Rate ...  130%        85%         94%        95%       100%

     Average Commission
     Paid per Share Traded .....$.0400     $.0390        --(3)      --(3)      --(3)

     Net Assets, End
     of Period (in millions) ...  $879       $816        $704       $706       $654
------------------------------------------------------------------------------------

1    Computed using average shares outstanding throughout the period.

2    Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

3 Disclosure of average commission paid per share was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements

                                       17
--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS' REPORT

The Shareholders and Board of Directors
Twentieth Century Investors, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Balanced Investors (one of the sixteen funds comprising TWENTIETH CENTURY INVESTORS, INC.) as of October 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Investors, as of October 31, 1996, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

                                                     /s/BAIRD, KURTZ & DOBSON
                                                     BAIRD, KURTZ & DOBSON




Kansas City, Missouri
November 20, 1996

                                       18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Important Notice for All IRA and 403(b) Shareholders

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at Twentieth Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchanges/Redemptions form or an IRS Form W-4P. Call Twentieth Century for either form. Your written election is valid for only six months from the date of receipt at Twentieth Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

--------------------------------------------------------------------------------
                                       19
--------------------------------------------------------------------------------


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                                       20
--------------------------------------------------------------------------------

TWENTIETH CENTURY INVESTORS, INC.                              TWENTIETH CENTURY
                                                                   Balanced
INVESTMENT MANAGER                                               Annual Report
INVESTORS RESEARCH CORPORATION                                 October 31, 1996
KANSAS CITY, MISSOURI

THIS REPORT AND THE  FINANCIAL  STATEMENTS
IT CONTAINS  ARE  SUBMITTED  FOR THE
GENERAL  INFORMATION  OF OUR  SHAREHOLDERS.
THE  REPORT IS NOT  AUTHORIZED  FOR
DISTRIBUTION  TO  PROSPECTIVE  INVESTORS
UNLESS  PRECEDED OR  ACCOMPANIED BY AN
EFFECTIVE PROSPECTUS.

TWENTIETH CENTURY SECURITIES, INC.


Twentieth Century Mutual Funds
and The Benham Group
----------------------------------
P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200
----------------------------------
Person-to-person assistance:
1-800-345-2021 or 816-531-5575
----------------------------------
Automated information line:
1-800-345-8765
----------------------------------
Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865
----------------------------------
Fax: 816-340-7962
----------------------------------
Internet: www.twentieth-century.com
----------------------------------     ----------------------------------------
                                           TWENTIETH CENTURY INVESTORS, INC.

SH-BKT-6908
9612              [recycled logo]
                     Recycled





                                TWENTIETH CENTURY



                                  Cash Reserve
                                      Fund
                                  Annual Report

                                   OCTOBER 31,
                                      1996

                        TWENTIETH CENTURY INVESTORS, INC.

                                 [front cover]

TABLE OF CONTENTS
Our Message to You.........................................................1
Investment Philosophy......................................................2
Period Overview............................................................3
Credit Review and Analysis.................................................4
Management Q&A.............................................................5
Schedule of Investments....................................................7
Statement of Assets and Liabilities.......................................10
Statement of Operations...................................................11
Statements of Changes in Net Assets.......................................12
Notes to Financial Statements.............................................13
Financial Highlights......................................................15
Independent Accountants' Report...........................................16

IMPORTANT NOTICE FOR ALL IRA AND 403(b) SHAREHOLDERS

     Any distribution you receive from an IRA and certain 403(b) distributions [those not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold this amount, you may send us a written election not to have federal income tax withheld. Your written election is valid for six months from the date of receipt by Twentieth Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written election not to withhold within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Conversions/Redemptions form or an IRS Form W-4P. Call Twentieth Century for either form. Your written election is valid for only six months from the date of receipt by Twentieth Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Twentieth Century Mutual Funds and The Benham Group are registered marks of Twentieth Century Services, Inc. and Benham Management Corporation, respectively. American Century is a service mark of Twentieth Century Services, Inc.

                                                                October 31, 1996
OUR MESSAGE TO YOU



================================================================================

     The twelve months ended October 31, 1996, were distinguished by change, both for U.S. money market rates and for Twentieth Century. After falling throughout 1995, money market rates fluctuated in 1996 in response to changing interest rate expectations. In the following pages, our investment management team provides some further details about money market rate fluctuations and how your fund was managed throughout the period.

[photo of James E. Stowers and James E. Stowers III]

     Fluctuating market conditions underscore the importance of quality investments. Our commitment to high-quality securities is exemplified by the expansion of our credit research team. The five members of the team carry out in-depth analysis on all securities considered for purchase by Twentieth Century/Benham money market and bond funds. Over the past year, the team established a new credit management system that defines investment limits to cap our funds' exposure to individual issuers, countries or industries. The team plays an important role in the management of Cash Reserve.

     On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services, including the Benham family of U.S. Treasury, government and municipal funds. Another integration landmark is the new Twentieth Century Web site. If you use a personal computer and have access to the Internet, we've made it easier for you to download information about Twentieth Century and Benham funds and access your fund accounts.  You can  view  account  balances,  exchange  money  between  existing accounts and make additional investments. The Web site address is: www.twentieth-century.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

     In October, we announced the new name for our recently integrated company. Beginning January 1, 1997, we will serve you under the name American Century Investments, which reflects our expanded identity, the spirit of independence common to Twentieth Century and Benham, and our optimism for a new century of continued American prosperity. American Century's fund family will be divided into three groups--the Benham Group, American Century Group and Twentieth Century Group. Cash Reserve will be part of the Benham Group because the fund's investment goals--current income and principal preservation--match key attributes of that group.

     You may have noticed that this annual report includes only Cash Reserve, whereas in the past it covered nine funds. This new focused format allows us to give you better information by tailoring the report specifically to the issues that are most relevant to you and your fund.

     We continue to work to provide you with information and services that we believe are useful and convenient to you. Thank you for investing with us.

Sincerely,

/s/James E. Stowers
James E. Stowers
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer

                                       1

INVESTMENT PHILOSOPHY

    Twentieth Century introduced its first fixed-income fund in 1982. Today, with Twentieth Century's acquisition of The Benham Group, the combined company offers 41 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

    Cash Reserve, which was established on March 1, 1985, is a money market fund. The fund seeks to provide a high level of current income consistent with principal preservation by investing in a diversified portfolio of short-term money market securities. The fund must maintain a weighted average maturity of 90 days or less.

    An investment in Cash Reserve is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

Portfolio Management Team
--------------------------------------------------------------------------------
Bob Gahagan, Vice President and Senior Portfolio Manager

Amy O'Donnell, Portfolio Manager


Credit Research Team
--------------------------------------------------------------------------------
Vicki Zesses, Corporate Credit Research Manager

Greg Afiesh, Credit Analyst

John Walsh, Credit Analyst

Michael Difley, Credit Analyst

Sudha Mani, Associate Credit Analyst


                                       2
                                                                October 31, 1996
PERIOD OVERVIEW

U.S. Economy
    A series of interest rate cuts by the Federal Reserve (the Fed) beginning in 1995 and culminating in January 1996 helped the U.S. economy rebound in 1996. An improving retail sector, surging auto sales and a resilient housing market helped the economy expand at an impressive 4.7% annual rate in the second quarter of 1996. The economy remained strong throughout the summer as healthy employment growth sent the national unemployment rate to a six-year low of 5.1%. However, this trend appeared to reverse itself in the third quarter as economic growth slowed to a more sedate 2.2% annual pace. Some recent economic data seem to suggest that slowing could continue, but there has been enough conflicting evidence to cause considerable uncertainty about the rate of growth going forward.
    In spite of the second-quarter surge in growth, inflation remained tame during the period. For the twelve months ended October 31, inflation (as measured by the consumer price index) rose at a 3.0% annualized rate. In light of this lack of inflationary pressure, the Fed held short-term interest rates steady from February through October.

Corporate Money Market Securities
    Money market yields fluctuated throughout the twelve months ended October 31, 1996. Yields fell early in the period because the Fed cut short-term interest rates in December 1995 and again in January 1996 to stimulate the economy. Market expectations for even lower rates were so pronounced in late 1995 and early 1996 that yields for one-month securities were higher than for six- to twelve-month securities because of strong demand from investors trying to lock in higher rates.

    However, interest rate expectations suddenly reversed in March following the release of the surprisingly strong February employment report. Instead of a rate reduction, the market began pricing in an interest rate increase.

    Despite the fact that the federal funds rate (the lending rate targeted by the Fed for large overnight loans between commercial banks) has remained steady since the Fed's last rate cut in January, changing expectations of Fed policy caused money market yields to fluctuate significantly, particularly between April and October. Strong second-quarter economic growth and employment gains sparked inflation fears, which moderated during the third quarter as wage pressures lessened and the pace of economic growth slowed. As a result, there was considerable uncertainty in U.S. financial markets about the Fed's interest rate intentions.

    The graph above depicts the reactive volatility in money market rates between April and October. As the graph illustrates, three-month LIBOR,* which tends to reflect market participants' current expectations for interest rates, fluctuated throughout the period. The sharpest movements in three-month LIBOR typically occurred in response to the government's monthly employment report, which the market uses as a gauge of economic strength.

* London interbank offered rate--a "money market rate" that most banks and corporations track when determining the rate they'll pay to investors on short-term debt.

[line graph - data below]

Fed Funds vs. Three-Month LIBOR
                  LIBOR      Fed Funds Rate Target    Employment Report Released
4/30/96           5.48%      5.25%
5/1/96            5.52       5.25
5/2/96            5.52       5.25
5/3/96            5.55       5.25                               *
5/6/96            5.55       5.25
5/7/96            5.52       5.25
5/8/96            5.52       5.25
5/9/96            5.52       5.25
5/10/96           5.52       5.25
5/13/96           5.51       5.25
5/14/96           5.52       5.25
5/15/96           5.48       5.25
5/16/96           5.48       5.25
5/17/96           5.52       5.25
5/20/96           5.52       5.25
5/21/96           5.52       5.25
5/22/96           5.52       5.25
5/23/96           5.51       5.25
5/24/96           5.5        5.25
5/27/96           5.5        5.25
5/28/96           5.5        5.25
5/29/96           5.49       5.25
5/30/96           5.52       5.25
5/31/96           5.52       5.25
6/3/96            5.55       5.25
6/4/96            5.55       5.25
6/5/96            5.55       5.25
6/6/96            5.55       5.25
6/7/96            5.52       5.25                               *
6/10/96           5.61       5.25
6/11/96           5.61       5.25
6/12/96           5.61       5.25
6/13/96           5.61       5.25
6/14/96           5.61       5.25
6/17/96           5.59       5.25
6/18/96           5.59       5.25
6/19/96           5.59       5.25
6/20/96           5.58       5.25
6/21/96           5.59       5.25
6/24/96           5.59       5.25
6/25/96           5.59       5.25
6/26/96           5.61       5.25
6/27/96           5.63       5.25
6/28/96           5.6        5.25
7/1/96            5.59       5.25
7/2/96            5.59       5.25
7/3/96            5.62       5.25
7/4/96            5.59       5.25
7/5/96            5.59       5.25                               *
7/8/96            5.72       5.25
7/9/96            5.72       5.25
7/10/96           5.71       5.25
7/11/96           5.7        5.25
7/12/96           5.69       5.25
7/15/96           5.69       5.25
7/16/96           5.7        5.25
7/17/96           5.68       5.25
7/18/96           5.68       5.25
7/19/96           5.65       5.25
7/22/96           5.65       5.25
7/23/96           5.65       5.25
7/24/96           5.65       5.25
7/25/96           5.66       5.25
7/26/96           5.66       5.25
7/29/96           5.67       5.25
7/30/96           5.7        5.25
7/31/96           5.69       5.25
8/1/96            5.67       5.25
8/2/96            5.62       5.25                               *
8/5/96            5.55       5.25
8/6/96            5.56       5.25
8/7/96            5.55       5.25
8/8/96            5.55       5.25
8/9/96            5.55       5.25
8/12/96           5.53       5.25
8/13/96           5.53       5.25
8/14/96           5.53       5.25
8/15/96           5.53       5.25
8/16/96           5.53       5.25
8/19/96           5.53       5.25
8/20/96           5.53       5.25
8/21/96           5.5        5.25
8/22/96           5.5        5.25
8/23/96           5.48       5.25
8/26/96           5.48       5.25
8/27/96           5.54       5.25
8/28/96           5.55       5.25
8/29/96           5.54       5.25
8/30/96           5.57       5.25
9/2/96            5.63       5.25
9/3/96            5.68       5.25
9/4/96            5.66       5.25
9/5/96            5.68       5.25
9/6/96            5.69       5.25                               *
9/9/96            5.66       5.25
9/10/96           5.66       5.25
9/11/96           5.65       5.25
9/12/96           5.65       5.25
9/13/96           5.65       5.25
9/16/96           5.58       5.25
9/17/96           5.58       5.25
9/18/96           5.64       5.25
9/19/96           5.64       5.25
9/20/96           5.66       5.25
9/23/96           5.66       5.25
9/24/96           5.68       5.25
9/25/96           5.58       5.25
9/26/96           5.56       5.25
9/27/96           5.65       5.25
9/30/96           5.65       5.25
10/1/96           5.67       5.25
10/2/96           5.65       5.25
10/3/96           5.62       5.25
10/4/96           5.61       5.25                               *
10/7/96           5.55       5.25
10/8/96           5.55       5.25
10/9/96           5.55       5.25
10/10/96          5.55       5.25
10/11/96          5.58       5.25
10/14/96          5.55       5.25
10/15/96          5.55       5.25
10/16/96          5.55       5.25
10/17/96          5.55       5.25
10/18/96          5.55       5.25
10/21/96          5.55       5.25
10/22/96          5.55       5.25
10/23/96          5.55       5.25
10/24/96          5.55       5.25
10/25/96          5.55       5.25
10/28/96          5.55       5.25
10/29/96          5.55       5.25
10/30/96          5.52       5.25
10/31/96          5.52       5.25

    Source: DRI/McGraw-Hill

                                       3

CREDIT REVIEW AND ANALYSIS
    Corporate credit conditions improved during the twelve months ended October 31, 1996. Increased efficiency and a stronger U.S. economy led to improving business conditions for many corporations. As a result, credit quality among corporate securities improved. Significant credit upgrades during the period occurred among the securities of industrial companies, most recently in the airline sector. In the financial sector, banks continued a credit upgrade trend that began a few years ago, while a rising stock market and heavy initial public offering (IPO) activity translated into upgrades for broker-dealers.

    Several broad credit trends developed during the period that may generate credit downgrades for individual companies in the coming year. One of those is a tendency toward disaggregation of large, diversified corporations in mature industries. While spinning off business units may create the opportunity to enhance shareholder value, this trend is potentially negative for holders of corporate debt because it lessens a company's revenue diversification among multiple lines of business.

    Another development is a trend toward stock buy-backs. Improved corporate efficiencies have led to stronger cash flows, which companies are using to enhance shareholder value by repurchasing stock. Stock buy-backs draw down cash reserves that could have been used to retire debt.

    A third trend with implications for corporate credit quality is the rising number of mergers and acquisitions in mature industries, such as utilities and railroads. Mergers can increase a company's debt load because the acquisition itself may be financed through debt and the acquisition target may bring its own debt to the acquiring company. However, mergers and acquisitions can be positive from the debtholder's perspective because aggregation adds diversity to the business and can improve cash flows and generate greater efficiency in the long run. Banking is an excellent example of an industry that benefited from consolidation.

    Actually, money market funds such as Cash Reserve have been major catalysts in the trend towards consolidation in the banking industry. In the past, large corporations in need of loans depended on commercial banks to supply them with cash. Now they can raise cash more cheaply by issuing commercial paper to investors, including mutual funds such as those offered by Twentieth Century/Benham. The transition away from traditional bank loans in favor of borrowing directly from investors is known as "disintermediation" (i.e., eliminating the middle man).

    Dwindling corporate demand for bank loans resulted in fiercer competition among financial institutions. This ultimately helped trigger the progression we have seen over the last few years--regional banks being acquired by super-regional banks, and super-regionals and money centers purchasing one another as they attempt to benefit from economies of scale, improve efficiencies and cut costs. The positive side-effect of this trend has been the improved asset quality of surviving banks and a corresponding improvement in the credit quality of debt issued by these banks.

                                       4
                                                               October 31, 1996
CASH RESERVE
--------------------------------------------------------------------------------
Management Q & A
    An interview with Bob Gahagan, vice president and senior portfolio manager on the Cash Reserve management team.

Q:   How did the fund perform?

A: The fund outperformed its peer group average, producing a return of 4.99% for the fiscal year ended October 31, 1996, versus the 4.86% average annual return of the 289 funds in Lipper's "Money Market Funds" category over the same period.* (See the accompanying Average Annual Total Returns chart for a comparison of the fund's 1-, 5- and 10-year returns with those of its peers.)

Q:   The fund's  seven-day SEC yield declined  during the  twelve-month  period.
     Why?

A: The fund's lower seven-day SEC yield is indicative of a broader trend toward lower money market rates early in the period. Yields on U.S. money market securities fell in December and January as the Federal Reserve (the
     Fed) reduced short-term interest rates to stimulate the economy. As a result, the fund's seven-day yield declined from 5.16% on October 31, 1995, to 4.78% on April 30, 1996. As we discuss in the Period Overview (see page
     3), changing expectations of Fed interest rate policy caused yields to fluctuate sharply between April and October 1996, though yields ultimately finished the six-month period little changed. By the end of the fiscal year, the fund's seven-day current yield was 4.74%.

Q:   How was the fund positioned during the period?

A: We positioned the fund defensively for much of the period because of widespread fear of a Fed interest rate increase. The concerns stemmed from statistics showing strength in the economy and potential wage inflation brought about by healthy

                                      QUICK
                                      FUND
                                      FACTS


                                ----------------
                                  CASH RESERVE
                                ----------------


                                    Strategy:

                              High level of current
                             income consistent with
                            principal preservation.


                                 Inception date:
                                  March 1, 1985


                                      Size:
                                  $1.3 billion
                            (as of October 31, 1996)


                                Weighted Average
                              Portfolio Maturity:
                                     46 days


--------------------------------------------------------------------------------
Average Annual Total Returns
(as of October 31, 1996)
                                       Average Money
                    Cash Reserve        Market Fund
                    ------------        -----------

1 Year                 4.99%              4.86%

5 Years                3.92%              3.95%

10 Years               5.43%              5.51%

--------------------------------------------------------------------------------
Seven-day SEC Yield
(as of October 31, 1996)
Cash Reserve           4.74%

--------------------------------------------------------------------------------

Asset Allocation
(as of October 31, 1996)

[pie chart]

U.S. Government
Agency Securities 12%

Other Corporate Debt 13%

Certificates of Deposit 2%

Commercial
Paper 73%

                          Percent of fund investments.

* Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ.

An investment in Cash Reserve is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


                                       5

CASH RESERVE

     employment growth. We allowed the fund's average maturity to fall from nearly 70 days in December 1995 to less than 40 days by mid-summer to better capture the rise in interest rates. (The shorter the fund's average maturity, the more quickly we can reinvest its assets, which benefits the fund when interest rates are rising.)

     Another way we improved the fund's responsiveness to changing interest rates was to increase its holdings of corporate and government agency floating-rate notes (floaters) from about 3% of assets at the beginning of the period to almost 17% of the portfolio by October 1996. (Floaters reflect changes in interest rates quickly because their interest rates reset on a periodic--usually monthly--basis.)

     By the end of the period, economic reports showed the economy expanding at a moderate, non-inflationary pace, so we lengthened the fund's maturity from the defensive posture we had maintained during the summer to a more neutral position.

Q:   How did you lengthen the fund's average maturity?

A: One way we extended the average maturity was by increasing the fund's holdings of corporate asset-backed securities, which typically have stated final maturities of one year or less and also offer relatively higher yields than CDs and commercial paper. As a result, buying asset-backed securities was an effective way to enhance the fund's returns while extending its average maturity during October and November. Another attraction of the asset-backed securities we purchased was their high credit quality.

Q: While we're on the subject of credit quality, did the fund's Orange County, California, securities pay off on their maturity date?

A: Yes. About 3% of the fund's assets were in taxable variable-rate demand notes issued by Orange County, California, that paid off at full value in June. The combined efforts of our credit research staff, legal department and portfolio management team led us to the correct conclusion that the securities would pay off in full at maturity.

Q: Looking ahead, what's your outlook for money market yields over the next six months?

A: Recent economic data showing moderate economic growth, tame inflation and mild wage growth seem to have convinced market participants that an interest rate increase by the Fed is unlikely. We remain cautious, however, because low unemployment, steady income growth and near-record levels of consumer confidence could spur economic growth during the holiday season and into 1997. The decline in interest rates during October and November and a healthy stock market may also stimulate consumer spending, which accounts for about two-thirds of the U.S. economy. Our bias would be for the Fed to leave interest rates unchanged at least through mid-1997. Though the market seems correctly priced for such an outcome, stronger consumer spending could once again cause short-term interest rates to fluctuate.

Q:   Given this outlook, how will you position the fund going forward?

A: Money market rates may remain stable over the next few months. However, we will vary the fund's maturity to take advantage of any temporary aberrations in short-term yields. We will likely maintain or even increase the fund's holdings of interest-rate sensitive floaters, and we expect to continue to utilize our credit research staff to enhance the fund's returns by adding high-quality asset-backed securities.


                                       6

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 1996
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

COMMERCIAL PAPER*

Adhesives & Sealants--0.7%
$   9,000   Minnesota Mining &
   Manufacturing Co.,
   5.17%, 11-14-96              $               8,983
                                                -----


Agriculture--2.2%
   30,000   Cargill Inc., 5.09%-5.22%,
   12-31-96 through 1-2-97                     29,862
                                               ------


Banking--6.2%
    5,700   Abbey National North
   America Corp., 5.17%,
   11-29-96                                     5,677
   17,500   Bank of Nova Scotia, 5.22%,
   1-22-97                                     17,280
   46,500   Bil North America, Inc.,
   5.15%-5.25%, 12-5-96
   through 4-16-97                             45,834
    3,000   Generale Bank S.A., 5.22%,
   1-21-97                                      2,964
    5,080   IMI Funding Co. (U.S.A.),
   5.23%, 2-12-97                               5,002
    7,800   National Australia, 5.22%,
   1-21-97                                      7,707
                                                -----
                                               84,464
                                               ------


Convenience Stores--0.7%
    10,000  Southland Corp., 5.09%,
   12-31-96                                     9,911
                                                -----


Diversified Companies--6.3%
   40,000   General Electric Capital
   Corp., 5.22%, 1-21-97
   through 1-31-97                             39,486
   36,600   Mitsubishi International,
   5.16%-5.22%, 12-3-96
   through 1-21-97                             36,339
   10,000   Mitsui & Company
   (U.S.A.), 5.15%, 12-6-96                     9,949
                                                -----

                                               85,774
                                               ------


Education--0.7%
    9,400   Leland Stanford University,
   5.22%-5.25%, 1-14-97
   through 4-9-97                               9,259
                                                -----


Energy--0.8%
   11,800   Koch Industries Inc.,
   5.17%, 11-12-96                             11,781
                                               ------

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Financial Services--14.1%
$  30,300   American Express Co.,
   5.17%, 11-8-96                $             30,269
   27,000   American Express Credit,
   5.17%, 11-18-96                             26,932
   35,000   Associates Corp., 5.12%,
    12-18-96                                   34,760
   26,000   General Motors Acceptance
   Co., 5.22%, 1-21-97                         25,689
   21,500   General Re Corp.,
   5.11%-5.12%, 12-20-96
   through 12-24-96                            21,336
   19,500   Hitachi Credit America
   Corp., 5.11%-5.22%,
   12-23-96 through 1-27-97                    19,308
   20,000   Prudential Funding,
   5.22%, 1-21-97                              19,760
   15,000   Toyota Motor Credit Co.,
   5.22%, 1-7-97                               14,852
                                               ------

                                              192,906
                                              -------


Household Audio & Video--0.8%
   10,500   Panasonic Finance, 5.09%,
   12-31-96 (Acquired
   10-1-96, Cost $10,359)+                     10,407
                                               ------


Insurance--2.2%
     5,000  American Family Mutual
   Insurance Co., 5.12%,
   12-20-96                                     4,963
   10,000   Prudential Insurance Co.,
   5.22%, 1-31-97                               9,864
    7,400   SAFECO Corp., 5.17%,
   11-12-96                                     7,388
    7,500   USAA Capital Corp.,
   5.17%, 11-21-96                              7,478
                                                -----

                                               29,693
                                               ------


Metals & Mining--6.4%
   25,300   RTZ America Inc., 5.17%,
   11-12-96                                    25,259
    5,000   U.S. Borax, Inc., 5.17%,
   11-13-96                                     4,991
   57,800   U.S. Borax, Inc., 5.12%-5.17%,
   11-1-96 through 12-20-96
   (Acquired 8-2-96 through
   9-23-96, Cost $57,601)+                     57,601
                                               ------

                                               87,851
                                               ------
See Notes to Financial Statements
                                       7

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued) October 31, 1996
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------


Office Equipment & Supplies--0.8%
$  11,000   Pitney Bowes Credit
   Corp., 5.17%, 11-18-96        $             10,973

Petroleum Refining--5.3%
    6,000   Chevron Transport, 5.17%,
   11-13-96                                     5,989
   25,000   Chevron Transport, 5.12%,
   12-18-96 (Acquired
   10-29-96, Cost $24,817)+                    24,828
   21,600   Chevron U.K. Investment
   PLC, 5.12%-5.22%,
   12-18-96 through 1-16-97                    21,378
   20,000   Statoil-Den Norske Stats,
   5.17%, 11-14-96                             19,962
                                               ------

                                               72,157
                                               ------


Pharmaceuticals--4.4%
   10,000   Bayer Corp., 5.17%,
   11-19-96                                     9,973
   28,000   Glaxo Wellcome PLC,
   5.11%-5.22%, 12-23-96
   through 1-13-97                             27,749
   23,000   Warner-Lambert Co.,
   5.17%, 11-4-96                              22,990
                                               ------

                                               60,712
                                               ------


Publishing--2.8%
   28,797   Knight-Ridder, Inc., 5.22%,
   1-17-97 (Acquired
   10-21-96, Cost $28,424)+                    28,471
   10,000   Reed Elsevier Inc., 5.17%,
   11-4-96                                      9,995
                                                -----

                                               38,466
                                               ------


Security Brokers & Dealers--13.3%
   28,300   BT Securities Corp.,
   5.15%, 12-6-96                              28,152
   62,400   Goldman Sachs Group L.P.,
   5.14%-5.25%, 11-29-96
   through 4-4-97                              61,592
   30,000   Merrill Lynch & Co., Inc.,
   5.15%, 12-6-96                              29,846
   62,700   Morgan Stanley & Group,
   Inc., 5.17%-5.24%, 11-1-96
   through 3-24-97                             62,370
                                               ------

                                              181,960
                                              -------

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Sovereign Governments
    & Agencies--2.0%
$  28,000   Sweden (Kingdom of),
   5.17%-5.22%, 11-15-96
   through 2-4-97                $             27,749
                                               ------

Telecommunications
    & Equipment--1.2%
   14,150   Ameritech Corp., 5.24%,
   3-24-97                                     13,848
    3,000   Bellsouth
   Telecommunications,
   Inc., 5.22%, 2-4-97                          2,958
                                                -----

                                               16,806
                                               ------


Utilities (Electric)--2.2%
   30,000   National Rural Utilities
   Cooperative Finance
   Corp., 5.17%, 11-21-96                      29,912
                                               ------


Total Commercial Paper--73.1%                  999,626
                                               -------


CERTIFICATES OF DEPOSIT--2.2%
   30,000   ABN Amro Bank
   Chicago, 5.54%, 11-6-96                     30,000
                                               ------


OTHER CORPORATE DEBT--12.9%
   32,000   Abbey National Treasury,
   VRN, 5.28%, 11-21-96,
   resets monthly off the
   1-month LIBOR minus
   .10%, final maturity 2-21-97                31,994
   40,000   Bank Of America Illinois,
   5.29%, 1-8-97                               40,001
   15,000   Bayerische Landesbank,
   VRN, 5.29%, 11-1-96,
   resets monthly off the
   1-month LIBOR minus
   .15%, final maturity 3-3-97                 14,995
   10,000   Ford Credit Auto Owner
   Trust, Series 1996-B,
   Class A1, 5.51%, 10-15-97                   10,000
   30,000   PNC Bank N.A. Pittsburgh,
   VRN, 5.33%, 11-20-96,
   resets monthly off the
   1-month LIBOR minus
   .05%, final maturity
   12-20-96                                    30,000
   25,000   Wachovia Bank of NC,
   VRN, 5.30%, 11-5-96,
   resets monthly off the
   1-month LIBOR minus
   .125%, final maturity 1-3-97                24,996

See Notes to Financial Statments
                                       8

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued) October 31, 1996
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

$  25,000   Wachovia Bank of NC,
   VRN, 5.25%, 11-29-96,
   resets monthly off the
   1-month LIBOR minus
   .125%, final maturity
   5-28-97                       $             24,987
                                               ------

                                              176,973
                                              -------


U.S. GOVERNMENT
AGENCY SECURITIES--11.8%*
   40,000 FFCB, VRN, 5.29%, 11-17-96,
   resets monthly off
   the 1-month LIBOR minus
   .20%, final maturity 3-17-97                39,983
   25,000   FHLB, VRN, 5.46%, 11-1-96,
   resets daily off the Fed
   Funds rate plus .15%, final
   maturity 8-1-97                             25,000
   27,500   FNMA, MTN, 5.60%, 11-1-96          27,500
   13,500   FNMA Discount Note,
   5.16%, 11-20-96                             13,463
   25,000   FNMA, 5.31%, 12-11-96              25,011
   30,000   FNMA, MTN, VRN, 5.32%,
   11-1-96, resets daily off the
   Fed Funds rate plus .01%,
   final maturity 5-5-97                       29,987
                                               ------

                                              160,944
                                              -------


TOTAL INVESTMENT
SECURITIES--100.0%                      $   1,367,543
                                        =============



NOTES TO SCHEDULE OF INVESTMENTS
FFCB = Federal Farm Credit Banks
FHLB = Federal Home Loan Banks
FNMA = Federal National Mortgage Association
LIBOR = London Interbank Offered Rate
MTN = Medium Term Note
resets = The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN = Variable Rate Note, rates shown are effective 10-31-96. Interest reset date is indicated and used in calculating the weighted average portfolio maturity.
*The rates for U.S. Government Agency discount notes and commercial paper are the yield to maturity at October 31, 1996. The rates for U.S. Government Agency securities are the stated coupon rates.
+ Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1996, was $121,306,187 which represented 9.0% of the net assets of Cash Reserve.

See Notes to Financial Statements
                                       9


STATEMENT OF ASSETS AND LIABILITIES
                                                                  Cash
October 31, 1996                                                Reserve

                                                           ($ In Thousands,
                                                           Except Per-Share
                                                               Amounts)

Assets
   Investment securities, at value (Note 1)................   $1,367,543
   Cash....................................................          237
   Receivable for capital shares sold......................            3
   Interest receivable.....................................        4,423
                                                               -------------
                                                               1,372,206
                                                               -------------

Liabilities
   Disbursements in excess of demand deposit cash..........        6,113
   Payable for investments purchased.......................       14,994
   Payable for capital shares redeemed.....................        2,152
   Dividends payable.......................................        1,039
   Accrued management fees (Note 2)........................          802
   Other liabilities.......................................            6
                                                               -------------
                                                                  25,106
                                                               -------------
Net Assets Applicable to Outstanding Shares................   $1,347,100
                                                               =============

Capital Shares, $.01 par value
(In Thousands)
   Authorized..............................................    2,000,000
                                                               =============
   Outstanding.............................................    1,347,178
                                                               =============

Net Asset Value Per Share..................................    $    1.00
                                                               =============

Net Assets Consist Of:
   Capital (par value and paid-in surplus).................   $1,347,178
   Accumulated undistributed net realized (loss)
    from investment transactions...........................          (78)
                                                               -------------
                                                              $1,347,100
                                                               =============
See Notes to Financial Statements

                                      10

STATEMENT OF OPERATIONS
                                                                    Cash
Year Ended October 31, 1996                                        Reserve
                                                              ($ In Thousands)

Investment Income
Income:
   Interest...................................................... $76,713
                                                                  ----------

Expenses:
   Management fees (Note 2)......................................   9,594
   Directors' fees and expenses..................................      15
                                                                  ----------
                                                                    9,609
                                                                  ----------

Net investment income............................................  67,104
                                                                  ----------


Net realized gain on investments.................................       2
                                                                  ----------

Net Increase in Net Assets
Resulting from Operations........................................ $67,106
                                                                  ==========

See Notes to Financial Statements
                                       11

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended October 31, 1996                                                                 Cash
and October 31, 1995                                                                        Reserve
                                                                                       ($ In Thousands)

Increase (Decrease) in Net Assets                                                    1996           1995

Operations
   Net investment income.....................................................      $ 67,104       $ 71,777
   Net realized gain (loss) on investment transactions.......................             2            (80)
                                                                                   -------------  -------------
   Net increase in net assets resulting from operations......................        67,106         71,697
                                                                                   -------------  -------------

Distributions to shareholders
   from net investment income................................................       (67,104)       (71,777)
                                                                                   -------------  -------------

Capital Share Transactions
   Proceeds from shares sold.................................................      2,137,139      1,917,043
   Proceeds from reinvestment of distributions...............................        64,608         69,197
   Payments for shares redeemed..............................................      (2,324,195)    (1,815,596)
                                                                                   -------------  -------------
   Net increase (decrease) in net assets from capital share transactions.....      (122,448)       170,644
                                                                                   -------------  -------------

Net increase (decrease) in net assets........................................      (122,446)       170,564

Net Assets
   Beginning of year.........................................................      1,469,546      1,298,982
                                                                                   -------------  -------------
   End of year...............................................................      $1,347,100     $1,469,546
                                                                                   =============  =============

Transactions in shares of the Fund:
   (In thousands)
   Sold......................................................................      2,137,139      1,917,043
   Issued in reinvestment of distributions...................................        64,608         69,197
   Redeemed..................................................................      (2,324,195)    (1,815,596)
                                                                                   -------------  -------------
   Net increase (decrease)...................................................      (122,448)       170,644
                                                                                   =============  =============

See Notes to Financial Statements
                                       12

NOTES TO FINANCIAL STATEMENTS                                   October 31, 1996

1.   Organization and Summary of Significant Accounting Policies

   Organization--

          Twentieth Century Investors, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Cash Reserve (the Fund) is one of the sixteen series of funds issued by the Corporation. The Fund's investment objective is to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity. The fund intends to pursue its investment objective by investing substantially all of its assets in a portfolio of money market instruments and maintaining a weighted average maturity of not more than 90 days. On September 3, 1996, the Fund implemented a multiple class structure whereby the Fund is authorized to issue three classes of shares: the Investor Class, the Service Class and the Advisor Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Service and Advisor classes had not commenced as of the report date. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--

          Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of directors.

   Security Transactions--

          Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--

          Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

   Repurchase Agreements--

          The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Investors Research Corporation (IRC), has determined are creditworthy pursuant to criteria adopted by the board of directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. IRC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

                                       13

   Joint Trading Account--

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with IRC, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

   Income Tax Status--

          It is the Fund's policy to distribute all taxable income and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

   Distributions to Shareholders--

          Distributions from net investment income are declared daily and distributed monthly. The Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

   Supplementary Information--

          Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, IRC, the Corporation's distributor, Twentieth Century Securities and the Corporation's transfer agent, Twentieth Century Services, Inc.

   Use of Estimates--

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2.   Transactions with Related Parties

          The Corporation has entered into Management Agreements with IRC that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class and Service Class shares, as described in the respective prospectuses. The Agreements provide that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class is .70%.

                                       14

FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
                                            Years Ended October 31,
                                        1996          1995          1994           1993(1)        1992(1)
Net Asset Value,
Beginning of Period...........         $1.00         $1.00          $1.00         $1.00         $1.00
                                     -------       ---------     ---------     ---------      ---------

Income from
Investment Operations

  Net Investment
  Income .....................           .05           .05            .03           .02           .04
                                     -------       ---------     ---------     ---------      ---------

Distributions

  From Net Investment
  Income......................          (.05)         (.052)         (.032)        (.023)        (.037)
                                     -------       ---------     ---------     ---------      ---------

Net Asset Value,
End of Period.................         $1.00         $1.00          $1.00         $1.00         $1.00
                                     =======        ========      ========      ========       ========

  Total Return(2).............        4.99%           5.38%         3.21%         2.30%          3.74%

Ratios/Supplemental Data

  Ratio of Expenses
  to Average Net Assets.......         .70%            .70%          .80%         1.00%          .98%3

  Ratio of Net Investment
  Income to Average
  Net Assets..................        4.88%           5.27%         3.18%         2.30%          3.62%

  Net Assets, End
  of Period (in thousands)....  $1,347,106      $1,469,546    $1,298,982    $1,256,012      $1,487,961

(1)The data presented has been restated to give effect to a 100 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.
(2)Total return assumes reinvestment of dividends and capital gains distributions, if any.
(3)Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during the period.

See Notes to Financial Statements

                                       15
INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors:
Twentieth Century Investors, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Cash Reserve Fund (one of the sixteen funds comprising TWENTIETH CENTURY INVESTORS, INC.), as of October 31, 1996, and the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Reserve Fund as of October 31, 1996, and the results of its operations, changes in its net assets and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.



                                            /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON
Kansas City, Missouri
November 20, 1996
                                       16



TWENTIETH CENTURY INVESTORS, INC.

Investment Manager
INVESTORS RESEARCH CORPORATION
Kansas City, Missouri

     This   report   and   the
financial     statements    it
contains are submitted for the
general   information  of  our
shareholders.  The  report  is
not       authorized       for
distribution   to  prospective
investors  unless  preceded or
accompanied  by  an  effective
prospectus.

Twentieth Century Mutual Funds
and The Benham Group
------------------------------
P.O. Box 419200
Kansas City, Missouri
64141-6200
------------------------------
Person-to-person assistance:
1-800-345-2021 or 816-531-5575
------------------------------
Automated information line:
1-800-345-8765
------------------------------
Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865
------------------------------
Fax: 816-340-7962
------------------------------
Internet: www.twentieth-century.com
------------------------------

                                             TWENTIETH CENTURY
                                                Cash Reserve
                                                    Fund
                                               Annual Report

                                              October 31, 1996

                                             Cash Reserve Fund
                                             -----------------

                                             TWENTIETH CENTURY
                                               INVESTORS, INC.

SH-BKT-6145    [recycled logo]
9612              Recycled

Twentieth Century Securities, Inc.






                                TWENTIETH CENTURY



                                 U.S. Government
                                   Bond Funds

                                  Annual Report
                                   OCTOBER 31,
                                      1996

                           U.S. Governments Short-Term
                       U.S. Governments Intermediate-Term

--------------------------------------------------------------------------------
                        TWENTIETH CENTURY INVESTORS, INC.

                                  [cover page]


TABLE OF CONTENTS

Our Message to You.......................................................1
Investment Philosophy....................................................2
Period Overview..........................................................3
Management Q&As
    U.S. Governments Short-Term..........................................4
    U.S. Governments Intermediate-Term...................................6
Schedules of Investments
    U.S. Governments Short-Term..........................................8
    U.S. Governments Intermediate-Term...................................8
Statements of Assets and Liabilities....................................10
Statements of Operations................................................11
Statements of Changes in Net Assets.....................................12
Notes to Financial Statements...........................................13
Financial Highlights....................................................15
Independent Accountants' Report.........................................17

IMPORTANT NOTICE FOR ALL IRA AND 403(b) SHAREHOLDERS

     Any distribution you receive from an IRA and certain 403(b) distributions [those not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold this amount, you may send us a written election not to have federal income tax withheld. Your written election is valid for six months from the date of receipt by Twentieth Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written election not to withhold within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Conversions/Redemptions form or an IRS Form W-4P. Call Twentieth Century for either form. Your written election is valid for only six months from the date of receipt by Twentieth Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Twentieth Century Mutual Funds and The Benham Group are registered marks of Twentieth Century Services, Inc. and Benham Management Corporation, respectively. American Century is a service mark of Twentieth Century Services, Inc.

                                       ii
                                                                October 31, 1996
--------------------------------------------------------------------------------
OUR MESSAGE TO YOU

    The twelve months ended October 31, 1996, were distinguished by change, both in the U.S. bond market and at Twentieth Century. After a rocky period in the first half of 1996, bonds stabilized during the summer and enjoyed a rebound in October. In the following pages, our investment management team provides some further details about the market's changing direction and how your fund was managed throughout the period.

[photo of James E. Stowers and James E. Stowers III]

    On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services, including the Benham family of U.S. Treasury, government and municipal funds. Another integration landmark is the new Twentieth Century Web site. If you use a personal computer and have access to the Internet, we've made it easier for you to download information about Twentieth Century and Benham funds and access your fund accounts.  You can  view  account  balances,  exchange  money  between  existing accounts and make additional investments. The Web site address is: www.twentieth-century.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

    In October, we announced the new name for our recently integrated company. Beginning January 1, 1997, we will serve you under the name American Century Investments, which reflects our expanded identity, the spirit of independence common to Twentieth Century and Benham, and our optimism for a new century of continued American prosperity. American Century's fund family will be divided into three groups--the Benham Group, American Century Group and Twentieth Century Group. The U.S. Governments Short-Term and Intermediate-Term funds will be part of the Benham Group because the funds' investment style--conservative fixed-income--matches the key attributes of that group.

    You may have noticed that this annual report includes only U.S. Governments Short-Term and Intermediate-Term, whereas in the past it covered nine funds. This new focused format allows us to give you better information by tailoring the report specifically to the issues that are most relevant to you and your fund.

    We continue to work to provide you with information and services that we believe are useful and convenient to you. Thank you for investing with us.

Sincerely,

/s/James E. Stowers
James E. Stowers
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer

                                       1

INVESTMENT PHILOSOPHY

    Twentieth Century introduced its first fixed-income fund in 1982. Today, with Twentieth Century's acquisition of The Benham Group, the combined company offers 41 fixed-income funds, ranging from money market funds to long-term bond funds, including both taxable and tax-exempt funds.

--------------------------------------------------------------------------------
U.S. Governments Short-Term

     U.S. Governments Short-Term, which was established on December 15, 1982, is intended for investors seeking income with limited price fluctuations. The fund invests in securities of the U.S. government and its agencies and seeks to maintain a weighted average maturity of three years or less.

--------------------------------------------------------------------------------
U.S. Governments
Intermediate-Term

    U.S. Governments Intermediate-Term, which was established on March 1, 1994, is intended for investors who seek a higher level of current income and can accept a greater degree of price fluctuation. The fund invests in securities of the U.S. government and its agencies and seeks to maintain a weighted average maturity of three to 10 years.

--------------------------------------------------------------------------------
Comparative Indices

    The indices listed below are used in this report to serve as comparisons for the performance of a fund. They are not investment products available for purchase.

    Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

    Merrill Lynch Government (1-3 Year) Index is based on the price fluctuations of U.S. Treasury notes with maturities of one to three years.

    Lehman Intermediate Government Bond Index is made up of more than 855 issues with an average maturity of 3.8 years and an average yield of 7.1%. Approximately 87% of the index is U.S. Treasury issues--the other 13% is U.S. government agency issues.

Portfolio Management Team
--------------------------------------------------------------------------------
Bob Gahagan, Vice President and Senior Portfolio Manager

Dave Schroeder, Vice President and Senior Portfolio Manager

Casey Colton, Portfolio Manager

                                       2
                                                                October 31, 1996
--------------------------------------------------------------------------------
PERIOD OVERVIEW

U.S. Economy

    A series of interest rate cuts by the Federal Reserve (the Fed) beginning in 1995 and culminating in January 1996 helped the U.S. economy rebound in 1996. An improving retail sector, surging auto sales and a resilient housing market helped the economy expand at an impressive 4.7% annual rate in the second quarter of 1996. The economy remained strong throughout the summer as healthy employment growth sent the national unemployment rate to a six-year low of 5.1%. However, this trend appeared to reverse itself in the third quarter as economic growth slowed to a more sedate 2.2% annual pace. Some recent economic data seem to suggest that slowing could continue, but there has been enough conflicting evidence to cause considerable uncertainty about the rate of growth going forward.

    In spite of the second-quarter surge in growth, inflation remained tame during the period. For the twelve months ended October 31, 1996, inflation (as measured by the consumer price index) rose at a 3.0% annualized rate. In light of this lack of inflationary pressure, the Fed held short-term interest rates steady from February through October.

U.S. Bond Market

    Much like the economy, the U.S. bond market experienced several distinct shifts during the 12 months ended October 31, 1996. The end result was slightly positive performance across all maturity sectors. For example, the two-year Treasury note posted a total return of 5.6% during the period, while the 30-year Treasury bond returned 2.7%.

    In late 1995, the bond market extended its year-long rally as the economy continued to grow at a moderate pace. But bond yields soared during the first and second quarters of 1996, when signs of stronger economic growth sparked inflation fears. The 30-year Treasury bond yield, which had fallen as low as 6% in January, rose above 7% by May as the market priced in an interest rate increase by the Fed (see the accompanying graph).

    Bonds traded listlessly throughout the summer, reflecting the market's uncertainty about the economic outlook. But the Fed held short-term interest rates steady through the end of the period, and increasing evidence of moderating economic growth ultimately convinced the bond market that a rate hike was unnecessary. This conclusion sparked a substantial rebound in bond prices, causing Treasury yields to fall by 30-40 basis points (a basis point equals 0.01%) across the maturity spectrum in October.

    U.S. government agency securities performed well versus Treasurys during the period. While demand was strong for agency securities, issuance was relatively light, causing yield spreads between agency and Treasury securities to tighten. Mortgage-backed securities, with their higher yields, outperformed both Treasury and agency securities during the period.

[line graph - data below]

Treasury Yield Curve
Years             10/31/95          4/30/96          10/31/96
1                 5.541%            5.611%           5.404%
2                 5.608             6.043            5.732
3                 5.681             6.183            5.860
4                 5.740             6.320            5.890
5                 5.804             6.409            6.070
6                 5.872             6.495            6.105
7                 5.940             6.580            6.140
8                 5.966             6.610            6.207
9                 5.992             6.640            6.274
10                6.018             6.670            6.341
11                6.034             6.711            6.376
12                6.051             6.752            6.411
13                6.067             6.793            6.445
14                6.084             6.834            6.480
15                6.100             6.875            6.515
16                6.116             6.916            6.550
17                6.132             6.957            6.585
18                6.148             6.998            6.620
19                6.164             7.039            6.655
20                6.180             7.080            6.690
21                6.195             7.062            6.685
22                6.210             7.044            6.680
23                6.225             7.026            6.675
24                6.240             7.008            6.670
25                6.255             6.990            6.665
26                6.270             6.973            6.660
27                6.286             6.956            6.655
28                6.301             6.938            6.651
29                6.317             6.921            6.646
30                6.332             6.904            6.641

                                       3


U.S. GOVERNMENTS SHORT-TERM
--------------------------------------------------------------------------------
Management Q & A

    An interview with Bob Gahagan, Vice President and Senior Portfolio Manager.

Q:   How did the fund perform?

A: For the fiscal year ended October 31, 1996, the fund nearly kept pace with its peer group average, producing a 5.09% total return versus the 5.15% average total return for the 54 "Short U.S. Government Funds" tracked by Lipper Analytical Services.

Q:   How was the fund positioned during the period?

A: For most of the period, the fund was positioned similarly to many of its peers in terms of duration and weighted average maturity. When government employment reports showed signs of surging economic growth in the first and second quarters of 1996, we shortened the fund's duration from just over two years in January to around 1.7 years by June. When subsequent reports showed that fears of brisk economic growth and wage inflation were exaggerated, we began to cautiously extend the fund's duration.

Q:   How did this affect the fund's performance?


A: The fund's performance was aided by its shorter duration in the spring and summer when bond yields were moving higher. And though the fund's duration was shorter than its peer group average when bonds rallied in September and October 1996,


                                      QUICK
                                      FUND
                                      FACTS
                                      -----

                           U.S. GOVERNMENTS SHORT-TERM
                           ---------------------------

                                    Strategy:
                                Competitive level
                               of current income
                         with limited price volatility.


                                 Inception date:
                                December 15, 1982


                                      Size:
                                 $349.8 million
                            (as of October 31, 1996)

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of October 31, 1996)

               U.S. Governments Merrill Lynch Govt.
                  Short-Term     (1-3 Year) Index
                  ----------     ----------------

1 Year                5.09%            5.91%
5 Years               4.94%            5.97%
10 Years              6.07%            7.20%
--------------------------------------------------------------------------------

[pie chart]
Asset Allocation (as of October 31, 1996)
--------------------------------------------------------------------------------
U.S. Government Agency Securities 26%
Mortgage-Backed Securities 30%
U.S. Treasury Securities 44%

                          Percent of fund investments.

[mountain graph - data below]
--------------------------------------------------------------------------------
$10,000 Over a 10-Year Period

Value on 10/31/96:
------------------

$18,027 U.S. Governments Short-Term

$20,049 Merrill Lynch Govt. (1-3 Year)

$14,064 Consumer Price Index*

$10,000
investment
made on 10/31/86


             U.S. Governments       Merrill Lynch           Consumer Price Index
             Short-Term             Govt. (1-3 Year)
10/31/86    $10000                 $10000                  $10000
Dec-86       10067                  10091                   10018
Mar-87       10179                  10217                   10063
Jun-87       10133                  10284                   10189
Sep-87       10063                  10302                   10317
Dec-87       10452                  10660                   10356
Mar-88       10729                  10942                   10455
Jun-88       10828                  11055                   10590
Sep-88       10979                  11216                   10752
Dec-88       11041                  11324                   10814
Mar-89       11151                  11465                   10975
Jun-89       11723                  12035                   11137
Sep-89       11833                  12210                   11218
Dec-89       12145                  12555                   11317
Mar-90       12106                  12667                   11550
Jun-90       12400                  13021                   11657
Sep-90       12632                  13332                   11909
Dec-90       13061                  13776                   12008
Mar-91       13276                  14079                   12116
Jun-91       13503                  14356                   12205
Sep-91       14009                  14839                   12313
Dec-91       14581                  15385                   12376
Mar-92       14459                  15409                   12502
Jun-92       14853                  15852                   12583
Sep-92       15284                  16325                   12681
Dec-92       15221                  16354                   12735
Mar-93       15511                  16716                   12887
Jun-93       15642                  16896                   12960
Sep-93       15807                  17138                   13022
Dec-93       15857                  17239                   13084
Mar-94       15694                  17153                   13210
Jun-94       15655                  17167                   13281
Sep-94       15786                  17337                   13407
Dec-94       15778                  17337                   13434
Mar-95       16280                  17920                   13453
Jun-95       16775                  18494                   13551
Sep-95       17006                  18771                   13614
Dec-95       17437                  19244                   13641
Mar-96       17428                  19308                   13836
Jun-96       17590                  19503                   13924
Sep-96       17835                  19825                   14022
Oct-96       18027                  20049                   14064



Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Merrill Lynch Government Index's total return line does not.

*Source: Lipper Analytical Services, Inc.

                                       4
                                                                October 31, 1996
--------------------------------------------------------------------------------
U.S. GOVERNMENTS SHORT-TERM

     the fund managed to keep pace with its competitors because of the extra return provided by its government agency and mortgage-backed securities.

Q:   Can you elaborate?

A: Over the past year, we cut the fund's Treasury position from 83% to 44%, moving these assets into government agency and mortgage-backed securities. We've maintained a 20-30% weighting in mortgage-backeds throughout 1996. The higher yields offered by these securities helped them to outperform both Treasury and agency securities while bond prices languished for most of the year.

     In April, we began shifting some of the fund's Treasury holdings into government agency securities, specifically callable agency notes, which typically yield more than non-callables because of the added risk of the call feature. Callable securities generally perform best if interest rates remain in a relatively narrow range or move higher, as they did during the last six months.

     As of October 31, 26% of the fund's assets were invested in agency securities. The higher yield provided by these agency notes, coupled with the tightening of Treasury/agency yield spreads, enhanced fund performance. (A "yield spread" is the difference between the yields of two different types of debt securities with comparable maturities and is used to determine their relative values.)

Q:   What is your outlook for bonds over the next six months?

A: There is still considerable uncertainty regarding the strength of economic growth going forward. While many market participants believe that growth will slow significantly over the next few months, we think it possible that consumer spending, which accounts for about two-thirds of the U.S. economy, may not slow as much as some analysts expect. Currently, U.S. bond markets seem appropriately priced for a steady Fed interest rate policy. As long as economic data continue to support a steady monetary policy, we see no reason for short- and intermediate-term interest rates to move dramatically in either direction.

Q:   How will this outlook affect your plans for the fund going forward?

A: We plan to maintain the fund's neutral duration until we see a significant shift in market sentiment or economic fundamentals. If yield spreads between Treasury and agency securities continue to tighten, our next move would be to reduce our exposure to the agency market, which has performed well relative to Treasurys over the last six months.

     If we begin to see signs of a weakening economy, which could cause the Fed to lower short-term interest rates, we would extend the fund's duration and look to either (1) restructure our mortgage-backed position by selling premium bonds (bonds trading above par value) and replacing them with discount mortgage-backed securities, which tend to perform better than premiums as rates fall; or (2) increase the fund's Treasury position by reducing our holdings in mortgage-backed securities.




Quality Diversification (as of October 31, 1996)
--------------------------------------------------------------------------------
        (Moody's rating)            % of fund investments
              AAA                            100%

Weighted Average Maturity (as of October 31, 1996)
--------------------------------------------------------------------------------
              Years                          2.0

Weighted average maturity indicates the average time until the principal on the Fund's bond portfolio is expected to be repaid, weighted by dollar amount.

Duration (as of October 31, 1996)
--------------------------------------------------------------------------------
              Years                          1.7

Duration is a measure of the sensitivity of a portfolio to changes in interest rates. As the duration of a fund increases, the impact of a change in interest rates on the value of its portfolio also increases.

                                       5
--------------------------------------------------------------------------------
U.S. GOVERNMENTS INTERMEDIATE-TERM
--------------------------------------------------------------------------------

Management Q & A


               An interview with Casey Colton, Portfolio Manager.

Q:   How did the fund perform?

A: For the fiscal year ended October 31, 1996, the fund returned 4.12% versus the 4.57% average total return for the 124 "Intermediate U.S. Government Funds" tracked by Lipper Analytical Services. For the second half of the period--from April 30 to October 31--the fund kept better pace with its peer group average, posting a total return of 4.39%, compared with the 4.41% average return of its Lipper group.

Q:   How was the fund positioned during the period?

A: The fund's duration was relatively long for the first half of 1996, but a brief bond market rally in July gave us an opportunity to return to a neutral stance more consistent with the fund's objectives and asset size. We trimmed our slightly aggressive position in U.S. Treasury notes and shortened the fund's duration by about three-tenths of a year.

Q: But the fund's duration actually fell by seven-tenths of a year (from 4.3 years to 3.6 years) between April and October.

A: That's true. When bonds rallied strongly in October, the duration of the fund's mortgage-backed securities contracted. This character-


                                      QUICK
                                      FUND
                                      FACTS
                                      -----

                       U.S. GOVERNMENTS INTERMEDIATE-TERM
                       ----------------------------------

                                    Strategy:
                              Competitive level of
                              current income with
                            limited price volatility.


                                 Inception date:
                                  March 1, 1994


                                      Size:
                                  $24.4 million
                            (as of October 31, 1996)


--------------------------------------------------------------------------------
Average Annual Total Returns
(as of October 31, 1996)

                U.S. Governments   Lehman Intermediate
               Intermediate-Term     Govt. Bond Index
--------------------------------------------------------------------------------
1 Year                4.12%                5.67%
Inception             5.38%                5.95%
(3/1/94 to 10/31/96)

[pie chart]
--------------------------------------------------------------------------------
Asset Allocation (as of October 31, 1996)
Mortgage-Backed Securities 26%
Temporary Cash Investments 3%
U.S. Treasury Securities 71%

                          Percent of fund investments.

[mountain graph - data below]
--------------------------------------------------------------------------------
$10,000 Over Life of Fund

Value on 10/31/96:
-----------------

$11,501 U.S. Governments Intermediate-Term

$11,667 Lehman Intermediate Govt. Bond Index

$10,789 Consumer Price Index*


$10,000
investment
made on 3/1/94
(Inception date)

            U.S. Governments       Lehman Govt.            Consumer Price Index
            Intermediate-Term      Intermediate
3/1/94     $10000                 $10000                  $10000
Mar-94      9895                   9854                    10034
Apr-94      9851                   9790                    10048
May-94      9854                   9797                    10055
Jun-94      9846                   9799                    10089
Jul-94      9962                   9927                    10117
Aug-94      9979                   9956                    10157
Sep-94      9892                   9873                    10184
Oct-94      9899                   9875                    10192
Nov-94      9854                   9831                    10205
Dec-94      9893                   9863                    10205
Jan-95      10030                  10024                   10246
Feb-95      10216                  10217                   10286
Mar-95      10271                  10274                   10320
Apr-95      10377                  10393                   10355
May-95      10687                  10686                   10375
Jun-95      10749                  10754                   10396
Jul-95      10726                  10760                   10396
Aug-95      10822                  10849                   10423
Sep-95      10905                  10922                   10444
Oct-95      11046                  11042                   10478
Nov-95      11196                  11177                   10471
Dec-95      11323                  11287                   10463
Jan-96      11408                  11382                   10525
Feb-96      11198                  11261                   10559
Mar-96      11103                  11210                   10614
Apr-96      11017                  11177                   10655
May-96      10977                  11171                   10675
Jun-96      11106                  11285                   10682
Jul-96      11136                  11320                   10702
Aug-96      11130                  11333                   10722
Sep-96      11297                  11479                   10757
Oct-96      11501                  11667                   10789

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Lehman Bond Index's total return line does not.

*Source: Lipper Analytical Services, Inc.

                                       6
                                                                October 31, 1996
--------------------------------------------------------------------------------
U.S. GOVERNMENTS INTERMEDIATE-TERM

     istic, known as "negative convexity," is displayed by callable securities. Negative convexity causes callable bond durations to shorten as interest rates fall.

     This also explains why we like to keep the bulk of the fund's assets in Treasurys. A heavier weighting in mortgage-backed securities would mean more duration contraction during market rallies, when we ideally want longer duration in order to capture as much price appreciation as possible. The fund's Lipper peer group is on average more heavily invested in mortgage-backed securities than the fund, consequently it experienced an even larger drop in average duration when the market rallied. It is important to note that the actual impact of negative convexity on fund performance can sometimes be delayed, because mortgage prepayments can lag a sharp drop in interest rates by two months or more.

Q:   What is the current breakdown of the fund's holdings?

A: From April through October we held about 70% of the fund's assets in Treasurys and 26% in mortgage-backed securities. The higher yields offered by mortgage-backed securities allowed them to outperform both Treasury and agency securities while 30-year Treasury bond yields remained in a 6.75%-7.25% range for most of 1996.

Q: Speaking of agency securities, why haven't you included any in the fund's portfolio?

A: Because of its small size, the fund loses considerable liquidity when we fragment its assets into a number of different security sectors. Lower liquidity makes it difficult to adjust the fund for sudden changes in market direction. To increase liquidity, we have consolidated the fund's holdings into Treasury and mortgage-backed securities, and we do not anticipate adding agency securities to the portfolio.

Q:   What are your plans for the fund going forward?

A: Given the continuing uncertainty regarding the economic outlook, we will likely keep the fund's duration neutral. We intend to maintain the fund's current Treasury/mortgage weightings, which will benefit the fund if the bond market continues to rally. If we see a flattening trend in the yield curve and a further bond market rally (which could lead to underperformance of longer-maturity bonds), we will likely sell some of the fund's longer-term securities (10 years and above) and move those assets into shorter-term (two- to five-year) securities.


Quality Diversification (as of October 31, 1996)
--------------------------------------------------------------------------------
        (Moody's rating)       % of fund investments
              AAA                      100%

Weighted Average Maturity (as of October 31, 1996)
--------------------------------------------------------------------------------
              Years                    5.6

Weighted average maturity indicates the average time until the principal on the Fund's bond portfolio is expected to be repaid, weighted by dollar amount.

Duration (as of October 31, 1996)
--------------------------------------------------------------------------------
              Years                    3.6

Duration is a measure of the sensitivity of a portfolio to changes in interest rates. As the duration of a fund increases, the impact of a change in interest rates on the value of its portfolio also increases.

                                       7

SCHEDULES OF INVESTMENTS October 31, 1996

U.S. GOVERNMENTS SHORT-TERM
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES--43.6%
$  23,100   U.S. Treasury Notes,
   5.75%, 9-30-97                $             23,160
   23,100   U.S. Treasury Notes,
   7.375%, 11-15-97                            23,517
   12,800   U.S. Treasury Notes,
   5.375%, 11-30-97                            12,777
   11,070   U.S. Treasury Notes,
   5.00%, 1-31-98                              10,990
   11,080   U.S. Treasury Notes,
   7.25%, 2-15-98                              11,297
   11,000   U.S. Treasury Notes,
   6.125%, 3-31-98                             11,075
   12,000   U.S. Treasury Notes,
   5.875%, 10-31-98                            12,028
   12,925   U.S. Treasury Notes,
   5.00%, 1-31-99                              12,711
   18,600   U.S. Treasury Notes,
   5.00%, 2-15-99                              18,288
   10,615   U.S. Treasury Notes,
   6.75%, 5-31-99                              10,840
    4,670   U.S. Treasury Notes,
   7.75%, 2-15-01                               4,969
                                                -----

   (Cost $150,707)                            151,652
                                              -------


U.S. GOVERNMENT AGENCY
SECURITIES--26.1%
   44,500   FHLB, 5.99%, 2-9-98                44,657
    6,000   FHLB, 6.25%, 3-9-98                 6,041
    9,290   FHLMC, 5.19%, 1-20-99               9,129
   25,000   FNMA, 6.01%, 10-9-98               25,060
    6,000   FNMA, 5.20%, 2-18-99                5,894
                                                -----

   (Cost $90,380)                              90,781
                                               ------


MORTGAGE-BACKED
SECURITIES*--30.3%
   15,177   FHLMC Series 1344 B TAC
   REMIC, 6.00%, 10-15-05                      15,105
    6,500   FHLMC Series 1836 C PAC
   REMIC, 6.25%, 6-15-14                        6,493
    6,650   FHLMC Series 1822 B PAC
   REMIC, 6.50%, 2-15-16                        6,685
   14,404   FHLMC Series 1834 A PAC
   REMIC, 7.00%, 1-15-20                       14,490
$  14,515   FHLMC Series 1861 E PAC
   REMIC, 6.50%, 8-15-20         $             14,436
    9,988   FNMA 93 Series 93 C PAC
   REMIC, 5.50%, 2-25-06                        9,870
    4,372   FNMA 93 Series 185 PB PAC
   REMIC, 4.90%, 4-25-09                        4,346
    8,996   FNMA 96 Series 10 A PAC
   REMIC, 6.50%, 11-25-17                       8,999
    9,915   FNMA 96 Series 12 A PAC
   REMIC, 6.50%, 12-25-17                       9,923
    7,418   FNMA G93 Series 29 A PAC
   REMIC, 6.65%, 10-25-18                       7,415
    7,509   FNMA 96 Series 16 D PAC
   REMIC, 7.00%, 8-25-21                        7,535
                                                -----

   (Cost $104,230)                            105,297
                                              -------


TOTAL INVESTMENT
SECURITIES--100.0%                      $     347,730
                                        =============
   (Cost $345,317)


U.S. GOVERNMENTS INTERMEDIATE-TERM
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------


U.S. TREASURY SECURITIES--70.9%
$   1,160   U.S. Treasury Notes,
   8.25%, 7-15-98               $               1,208
      600   U.S. Treasury Notes,
   6.375%, 5-15-99                                607
    3,000   U.S. Treasury Notes,
   6.00%, 8-15-99                               3,009
    1,270   U.S. Treasury Notes,
   8.00%, 8-15-99                               1,338
    1,625   U.S. Treasury Notes,
   6.875%, 8-31-99                              1,666
      485   U.S. Treasury Notes,
   7.125%, 9-30-99                                501
      500   U.S. Treasury Notes,
   6.125%, 7-31-00                                502
      975   U.S. Treasury Notes,
   6.25%, 8-31-00                                 983
    1,000   U.S. Treasury Notes,
   6.125%, 9-30-00                              1,004
      725   U.S. Treasury Notes,
   5.75%, 10-31-00                                718

See Notes to Financial Statements
                                       8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

$   1,395   U.S. Treasury Notes,
   7.50%, 11-15-01              $               1,478
      600   U.S. Treasury Notes,
   7.50%, 5-15-02                                 639
      960   U.S. Treasury Notes,
   6.375%, 8-15-02                                972
    1,000   U.S. Treasury Notes,
   6.50%, 8-15-05                               1,011
      405   U.S. Treasury Bonds,
   9.125%, 5-15-09                                470
      830   U.S. Treasury Bonds,
   9.25%, 2-15-16                               1,058
                                                -----

   (Cost $17,277)                              17,164
                                               ------


MORTGAGE-BACKED
SECURITIES*--26.4%
      300   FHLMC Series 1576 PD
   PAC REMIC, 5.50%, 9-15-02                      297
      194   FHLMC Pool #E00279,
   6.50%, 2-1-09                                  192
      562   FHLMC Gold Pool #G10418,
   6.50%, 11-1-10                                 554
      518   FHLMC Gold Pool #G10461,
   5.50%, 2-1-11                                  490
    1,063   FHLMC Gold Pool #E63092,
   6.00%, 3-1-11                                1,026
      300   FHLMC Series 1684 D PAC
   REMIC, 5.35%, 11-15-14                         295
      281   FHLMC Series 1702-B TA
   PAC REMIC, 5.85%, 11-15-17                     280
    1,000   FHLMC Series 1684 F PAC
   REMIC, 5.75%, 8-15-20                          958
    1,485   FNMA Series 1993-5 G PAC
   REMIC, 7.15%, 9-25-06                        1,498
      557   GNMA GPM Pool #009314,
   9.75%, 4-20-25                                 595
      195   GNMA SF II Pool #002124,
   9.00%, 11-20-25                                205
                                                  ---

   (Cost $6,443)                                6,390
                                                -----

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------


TEMPORARY
CASH INVESTMENTS--2.7%
   Repurchase Agreement,
   Merrill Lynch & Co., Inc.,
   (U.S. Treasury obligations),
   in a joint trading account at 5.50%,
   dated 10-31-96, due 11-1-96
   (Delivery value $660)       $                  660
                                               ------
   (Cost $660)

TOTAL INVESTMENT
SECURITIES--100.0%                     $       24,214
                                               ======
   (Cost $24,380)


Notes to schedules of investments
---------------------------------
FHLB = Federal Home Loan Banks
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association

*Final maturity indicated. Expected remaining average life used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements
                                       9

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1996

                                                  U.S. Governments  U.S. Governments
                                                     Short-Term     Intermediate-Term

                                                ($ In Thousands, Except Per-Share Amounts)
Assets
   Investment securities, at value (identified
    cost of $345,317 and $24,380,
    respectively) (Note 3) ...........................   $ 347,730    $  24,214
   Receivable for capital shares sold ................        --             14
   Interest receivable ...............................       3,822          317
                                                         ---------    ---------
                                                           351,552       24,545
                                                         ---------    ---------

Liabilities
   Disbursements in excess of demand deposit cash ....       1,079           79
   Payable for capital shares redeemed ...............         182            7
   Dividends payable .................................         311           21
   Accrued management fees (Note 2) ..................         208           16
                                                         ---------    ---------
                                                             1,780          123
                                                         ---------    ---------
Net Assets Applicable to Outstanding Shares ..........   $ 349,772    $  24,422
                                                         =========    =========

Capital Shares, $.01 par value
(In Thousands)
   Authorized ........................................     100,000      100,000
                                                         =========    =========
   Outstanding .......................................      36,941        2,481
                                                         =========    =========

Net Asset Value Per Share ............................   $    9.47    $    9.84
                                                         =========    =========

Net Assets Consist Of:
   Capital (par value and paid-in surplus) ...........   $ 367,317    $  24,251
   Accumulated undistributed net realized gain (loss)
    from investment transactions .....................     (19,958)         337
   Net unrealized appreciation (depreciation) on
    investments (Note 3) .............................       2,413         (166)
                                                         ---------    ---------
                                                         $ 349,772    $  24,422
                                                         =========    =========

See Notes to Financial Statements
                                       10

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
Year Ended October 31, 1996

                                           U.S. Governments   U.S. Governments
                                              Short-Term      Intermediate-Term
                                           ----------($ In Thousands)----------
Investment Income
Income:
   Interest....................................    $22,514            $ 1,511
                                                ----------         ----------

Expenses:
   Management fees (Note 2)....................      2,570                180
   Directors' fees and expenses................          4                 --
                                                ----------         ----------
                                                     2,574                180
                                                ----------         ----------

Net investment income..........................     19,940              1,331
                                                ----------         ----------

Realized and Unrealized Gain (Loss) on
Investments (Note 3)
Net realized gain (loss) on investments........       (339)               338
Change in net unrealized appreciation
   (depreciation) on investments...............     (1,269)              (720)
                                                ----------         ----------

Net realized and unrealized (loss)
on investments.................................     (1,608)              (382)
                                                ----------         ----------

Net Increase in Net Assets
Resulting from Operations......................    $18,332           $   949
                                                ==========         ==========
See Notes to Financial Statments
                                       11

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended October 31, 1996
and October 31, 1995
                                                                             U.S. Governments                  U.S. Governments
                                                                                Short-Term                     Intermediate-Term
                                                                                ----------                     -----------------
                                                                                              ($ In Thousands)

Increase (Decrease) in Net Assets                                          1996             1995             1996            1995
Operations

   Net investment income .......................................       $  19,940        $  21,486        $   1,331        $     840
   Net realized gain (loss) on
    investment transactions ....................................            (339)             506              338              200
   Change in net unrealized appreciation
    (depreciation) on investments ..............................          (1,269)           9,263             (720)             629
                                                                       ---------        ---------        ---------        ---------
   Net increase in net assets
    resulting from operations ..................................          18,332           31,255              949            1,669
                                                                       ---------        ---------        ---------        ---------

Distributions to Shareholders
   From net investment income ..................................         (19,940)         (21,486)          (1,331)            (840)
   From net realized gains from
    investment transactions ....................................            --               --               (131)            --
                                                                       ---------        ---------        ---------        ---------
   Decrease in net assets from distributions ...................         (19,940)         (21,486)          (1,462)            (840)
                                                                       ---------        ---------        ---------        ---------

Capital Share Transactions
   Proceeds from shares sold ...................................          78,893           86,423           19,986           21,446
   Proceeds from reinvestment of distributions .................          18,705           20,147            1,405              805
   Payments for shares redeemed ................................        (137,549)        (121,761)         (18,437)          (7,379)
                                                                       ---------        ---------        ---------        ---------
   Net increase (decrease) in net assets
    from capital share transactions ............................         (39,951)         (15,191)           2,954           14,872
                                                                       ---------        ---------        ---------        ---------

Net increase (decrease) in net assets ..........................         (41,559)          (5,422)           2,441           15,701

Net Assets
   Beginning of year ...........................................         391,331          396,753           21,981            6,280
                                                                       ---------        ---------        ---------        ---------
   End of year .................................................       $ 349,772        $ 391,331        $  24,422        $  21,981
                                                                       =========        =========        =========        =========

Transactions in shares of the Funds:
(In thousands)
   Sold ........................................................           8,327            9,240            2,025            2,205
   Issued in reinvestment of distributions .....................           1,977            2,152              143               82
   Redeemed ....................................................         (14,531)         (13,034)          (1,877)            (754)
                                                                       ---------        ---------        ---------        ---------
   Net increase (decrease) .....................................          (4,227)          (1,642)             291            1,533
                                                                       =========        =========        =========        =========
See Notes to Financial Statements

                                       12

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS October 31, 1996

1.   Organization and Summary of Significant Accounting Policies

   Organization--
          Twentieth Century Investors, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. U.S. Governments Short-Term and U.S. Governments Intermediate-Term (the Funds) are two of the sixteen series of funds issued by the Corporation. The investment objective of U.S. Governments Short-Term is to seek income. The Fund intends to pursue this by investing in securities of the U.S. government and its agencies and maintaining a weighted average maturity of three years or less. The investment objective of U.S. Governments Intermediate-Term is to seek a competitive level of income. The Fund intends to pursue this by investing in securities of the U.S. government and its agencies and maintaining a weighted average maturity of three to 10 years. On September 3, 1996, the Funds implemented a multiple class structure whereby the Funds are authorized to issue three classes of shares: the Investor Class, the Service Class and the Advisor Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Service and Advisor classes had not commenced as of the report date. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--
          Securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of directors.

   Security Transactions--
          Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--
          Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

   Repurchase Agreements--
          The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, Investors Research Corporation (IRC), has determined are creditworthy pursuant to criteria adopted by the board of directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. IRC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

   Joint Trading Account--
          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with IRC, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

   Income Tax Status--
          It is the Funds' policy to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

                                       13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 1996

   Distributions to Shareholders--
          Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains in excess of available capital loss carryovers are declared and paid annually. At October 31, 1996, U.S. Governments Short-Term had an accumulated net realized capital loss carryover of $19,957,873 (expiring 1997 through 2002), which may be used to offset future taxable capital gains.

          The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

   Supplementary Information--
          Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, IRC, the Corporation's distributor, Twentieth Century Securities and the Corporation's transfer agent, Twentieth Century Services, Inc.

   Use of Estimates--
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2.   Transactions with Related Parties

          The Corporation has entered into Management Agreements with IRC that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class and Service Class shares, as described in the respective prospectuses. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class of U.S. Governments Short-Term is .70%. The annual management fee for the Investor Class of U.S. Governments Intermediate-Term is .75%.


3.   Investment Transactions

          The aggregate cost of U.S. Treasury and Agency obligations purchased (excluding short-term investments) for the year ended October 31, 1996, for U.S. Governments Short-Term and U.S. Governments Intermediate-Term totaled $862,961,698 and $28,859,905, respectively. The proceeds from sales of U.S. Treasury and Agency obligations (excluding short-term investments) for the year ended October 31, 1996, for U.S. Governments Short-Term and U.S. Governments Intermediate-Term totaled $882,416,691 and $25,819,856, respectively. As of October 31, 1996, the accumulated net unrealized appreciation of U.S. Governments Short-Term was $2,412,927, consisting of unrealized appreciation of $2,435,345 and unrealized depreciation of $22,418. The accumulated net unrealized depreciation for U.S. Governments Intermediate-Term was $165,754, consisting of unrealized appreciation of $110,703 and unrealized depreciation of $276,457. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

                                       14

FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

                                                          U.S. Governments Short-Term

                                                            Years Ended October 31,
                                                            -----------------------
                                        1996          1995          1994         1993(1)       1992(1)
------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period...........         $9.51         $9.27          $9.67         $9.61         $9.41
                                     -------       --------      --------       -------        --------

Income from
Investment Operations

  Net Investment
  Income .....................           .51           .52            .40           .36           .44

  Net Realized
  and Unrealized
  Gains (Losses)..............          (.04)          .24           (.40)          .06           .20
                                     -------        --------     --------       -------        --------

  Total from
  Investment Operations.......           .47           .76           --             .42           .64
                                     -------        --------      --------      -------        --------

Distributions

  From Net
  Investment Income...........          (.51)         (.519)         (.402)        (.36)         (.441)
                                     -------        --------      --------      -------        --------

Net Asset Value,
End of Period.................         $9.47          $9.51          $9.27        $9.67         $9.61
                                     =======        ========      ========      =======        ========

Total Return(2)...............         5.09%           8.42%           .07%        4.45%         6.85%

Ratios/Supplemental Data

Ratio of Expenses
to Average Net Assets.........         .70%            .70%          .81%        1.00%          .99%(3)

Ratio of Net Investment
Income to Average
Net Assets....................        5.39%           5.53%         4.17%        3.73%           4.62%

Portfolio
Turnover Rate.................         246%            128%          470%         413%            391%

Net Assets, End
of Period (in thousands) .....    $349,772        $391,331      $396,753     $511,981        $569,430

1 The data presented has been restated to give effect to a 10 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.
2 Total return assumes reinvestment of dividends and capital gains distributions, if any.
3 Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during the period.

See Notes to Financial Statements
                                       15

FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

                                      U.S. Governments Intermediate-Term

                                   Years ended October 31,    March 1, 1994
                                   ----------------------- (inception) through
                                     1996           1995     October 31, 1994
--------------------------------------------------------------------------------

Net Asset Value,
Beginning of Period..........        $10.04          $9.55        $10.00
                                  ---------     ----------    ----------

Income from
Investment Operations

 Net Investment
 Income .....................           .54            .58           .34

 Net Realized
 and Unrealized
 Gains (Losses)..............          (.14)           .49          (.45)
                                  ---------     ----------    ----------

 Total from
 Investment Operations.......           .40           1.07          (.11)
                                  ---------     ----------    ----------

Distributions

 From Net
 Investment Income...........          (.54)          (.583)        (.343)

 From Net Realized
 Gains on Investment
 Transactions................          (.06)           --             --
                                  ---------     ----------    ----------

 Total Distributions.........          (.60)          (.583)        (.343)
                                  ---------     ----------    ----------

Net Asset Value,
End of Period................         $9.84         $10.04         $9.55
                                 =========      ==========    ==========

Total Return(1)...............         4.12%         11.58%       (1.01%)

Ratios/Supplemental Data

 Ratio of Expenses
 to Average Net Assets.......          .74%           .74%         .75%(2)

 Ratio of Net Investment
 Income to Average
 Net Assets..................         5.50%          5.99%        5.43%(2)

 Portfolio Turnover Rate.....          112%           137%          205%

 Net Assets, End
 of Period (in thousands) ...      $24,422        $21,981        $6,280


1    Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.
2    Annualized

See Notes to Financial Statements
                                       16


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors:
Twentieth Century Investors, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Governments Short-Term Fund and U.S. Governments Intermediate-Term Fund (two of the sixteen funds comprising TWENTIETH CENTURY INVESTORS, INC.), as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Governments Short-Term Fund and U.S. Governments Intermediate-Term Fund as of October 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.


                                            /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON
Kansas City, Missouri
November 20, 1996

                                       17

                 This page has been left blank for your notes.

                                       18

                 This page has been left blank for your notes.

                                       19

                 This page has been left blank for your notes.
                                       20


TWENTIETH CENTURY INVESTORS, INC.

Investment Manager
INVESTORS RESEARCH CORPORATION
Kansas City, Missouri

This report and the  financial
statements   it  contains  are
submitted   for  the   general
information       of       our
shareholders.  The  report  is
not       authorized       for
distribution   to  prospective
investors  unless  preceded or
accompanied  by  an  effective
prospectus.




Twentieth Century Mutual Funds
and The Benham Group
-------------------------------------
P.O. Box 419200
Kansas City, Missouri
64141-6200
-------------------------------------
Person-to-person assistance:
1-800-345-2021 or 816-531-5575
-------------------------------------
Automated information line:
1-800-345-8765
-------------------------------------
Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865
-------------------------------------
Fax: 816-340-7962
-------------------------------------
Internet: www.twentieth-century.com
-------------------------------------

SH-BKT-6144         [recycled logo]
9612                   Recycled

Twentieth Century Securities, Inc.



                                TWENTIETH CENTURY
                                 U.S. Government
                                   Bond Funds

                                  Annual Report
                                October 31, 1996

                           U.S. Governments Short-Term
                       U.S. Governments Intermediate-Term
                       ----------------------------------

                                TWENTIETH CENTURY
                                 INVESTORS, INC.






                                TWENTIETH CENTURY

                                   Tax-Exempt
                                      Funds

                                  Annual Report
                                   OCTOBER 31,
                                      1996

                              Tax-Exempt Short-Term
                          Tax-Exempt Intermediate-Term
                              Tax-Exempt Long-Term
--------------------------------------------------------------------------------
                        TWENTIETH CENTURY INVESTORS, INC.

                                  [cover page]

--------------------------------------------------------------------------------
TABLE OF CONTENTS
Our Message to You...........................................................1
Investment Philosophy........................................................2
Period Overview..............................................................3
Credit Review and Analysis...................................................4
Management Q&As
    Tax-Exempt Short-Term....................................................5
    Tax-Exempt Intermediate-Term.............................................7
    Tax-Exempt Long-Term.....................................................9
Schedules of Investments
    Tax-Exempt Short-Term...................................................11
    Tax-Exempt Intermediate-Term............................................13
    Tax-Exempt Long-Term....................................................16
Statements of Assets and Liabilities........................................20
Statements of Operations....................................................21
Statements of Changes in Net Assets.........................................22
Notes to Financial Statements...............................................23
Financial Highlights........................................................25
Independent Accountants' Report.............................................28

INDICES USED FOR PERFORMANCE COMPARISON
The indices listed below are used in this report to serve as a comparison for the performance of a fund. They are not investment products available for purchase.

Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

Merrill Lynch Muni (0-3 Year) Index is a market-value-weighted index composed of short-term municipal debt issues with an overall maturity of approximately 1.5 years.

Lehman 5-Year General Obligation Index is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

Lehman Muni Bond Index is composed of 8,000 actual municipal bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1994.


Twentieth Century Mutual Funds and The Benham Group are registered marks of Twentieth Century Services, Inc. and Benham Management Corporation, respectively. American Century is a service mark of Twentieth Century Services, Inc.


                                                                October 31, 1996
--------------------------------------------------------------------------------
OUR MESSAGE TO YOU

    The 12 months ended October 31, 1996, were distinguished by change, both in the U.S. bond market and at Twentieth Century. After a rocky period in the first half of 1996, bonds stabilized during the summer and enjoyed a rebound in October. In the following pages, our investment management team provides some further details about the market's changing direction and how your fund was managed throughout the period.

    Changing market conditions underscore the importance of quality investments. Our commitment to quality securities is exemplified by the expansion of our municipal credit research team. The three members of the team carry out in-depth analysis on all securities considered for purchase by Twentieth Century/Benham municipal money market and bond funds. Over the past year, the team established a new credit management system that defines investment limits to cap our funds' exposure to individual issuers, sectors or regions. The team plays an important role in the management of the Tax-Exempt funds, helping to identify quality securities with undervalued credit ratings.

[photo of James E. Stowers and James E. Stowers III]

    On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services, including the Benham family of U.S. Treasury, government and municipal funds. Another integration landmark is the new Twentieth Century Web site. If you use a personal computer and have access to the Internet, we've made it easier for you to download information about Twentieth Century and Benham funds and access your fund accounts. You can view account balances, exchange shares between existing accounts and make additional investments. The Web site address is: www.twentieth-century.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

    In October, we announced the new name for our recently integrated company. Beginning January 1, 1997, we will serve you under the name American Century Investments, which reflects our expanded identity, the spirit of independence common to Twentieth Century and Benham, and our optimism for a new century of continued American prosperity. American Century's fund family will be divided into three groups--the Benham Group, American Century Group and Twentieth Century Group. Tax-Exempt Short-Term, Intermediate-Term and Long-Term will be part of the Benham Group because the funds' investment style--tax-exempt fixed-income--matches key attributes of that group.

    You may have noticed that this annual report includes only Tax-Exempt Short-Term, Intermediate-Term and Long-Term, whereas in the past it covered nine funds. This new focused format allows us to give you better information by tailoring the report specifically to the issues that are most relevant to you and your fund.

    We continue to work to provide you with information and services that we believe are useful and convenient to you. Thank you for investing with us.

Sincerely,

/s/James E. Stowers
James E. Stowers
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer

                                       1

INVESTMENT PHILOSOPHY

    Twentieth Century introduced its first fixed-income fund in 1982. Today, with Twentieth Century's acquisition of The Benham Group, the combined company offers 41 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.



TAX-EXEMPT FUNDS

    Tax-Exempt Short-Term, which was established on March 1, 1993, is intended for investors who seek tax-exempt income and can accept some fluctuation in principal. The fund invests primarily in short-term municipal bonds and seeks to maintain a weighted average maturity of three years or less. However, as of March 1, 1997, the weighted average maturity limitation will change. Please see the management Q&A discussion on page 5 for an explanation.

    Tax-Exempt Intermediate-Term, which was established on March 2, 1987, is intended for investors who can accept fluctuation in the value of their investment in order to earn a higher level of tax-exempt income than is generally available from tax-exempt short-term bonds. The Fund invests in tax-exempt bonds and seeks to maintain a weighted average maturity of 3-10 years.

    Tax-Exempt Long-Term, which was established on March 2, 1987, is intended for investors who seek a higher level of tax-exempt income and can accept the greater degree of price volatility associated with longer-term bonds. The fund invests in longer-term tax-exempt bonds and seeks to maintain a weighted average maturity of 10 years or more.

Portfolio Management Team
--------------------------------------------------------------------------------
Dave MacEwen, Vice President & Senior Municipal
                               Portfolio Manager

Joel Silva, Municipal Portfolio Manager


Municipal Credit Analysis Team
--------------------------------------------------------------------------------
Steven Permut, Municipal Credit Research Manager

Scott Lord, Credit Analyst

Bill McClintock, Credit Analyst

                                       2

                                                              October 31, 1996
--------------------------------------------------------------------------------
PERIOD OVERVIEW

U.S. Economy

    A series of interest rate cuts by the Federal Reserve (the Fed) beginning in 1995 and culminating in January 1996 helped the U.S. economy rebound in 1996. An improving retail sector, surging auto sales and a resilient housing market helped the economy expand at an impressive 4.7% annual rate in the second quarter of 1996. The economy remained strong throughout the summer as healthy employment growth sent the national unemployment rate to a six-year low of 5.1%. However, this trend appeared to reverse itself in the third quarter as economic growth slowed to a more sedate 2.2% annual pace. Some recent economic data seem to suggest that slowing could continue, but there has been enough conflicting evidence to cause considerable uncertainty about the rate of growth going forward.

    In spite of the second-quarter surge in growth, inflation remained tame during the period. For the twelve months ended October 31, inflation (as measured by the consumer price index) rose at a 3.0% annualized rate. In light of this lack of inflationary pressure, the Fed held short-term interest rates steady from February through October.

U.S. Municipal Bond Market

    Although U.S. bonds finished the fiscal year ended October 31, 1996, in the midst of a rally, the overall period was not always a pleasant one for investors. After ending 1995 with bullish optimism, market expectations turned bearish during the first quarter of 1996 because of an unexpected economic growth surge that ignited inflation fears and caused the bond market to sell off. As a result, the yield curve--a graphic representation of the relationship between bond maturities and returns--rose from February to April (see the graph below).

    While  municipal  bond  (muni)  prices  headed  lower,  Treasury  securities
(Treasurys) fell further; as a result, munis significantly outperformed Treasurys during the first ten months of 1996. Much of the strong performance of munis early in 1996 can be attributed to the dissipation of flat-tax fears, which had a negative effect on munis in 1995 and caused them to be inexpensively priced compared to Treasurys. As the Dole/ Kemp ticket with its flat-tax platform lost steam during the months preceding the election, concern over tax reform disappeared.

    Once it became official that the balance of power between the Democratic White House and deficit-wary Republican Congress would continue, optimism grew that the status-quo election results would allow bond investors to continue enjoying favorable returns. In addition, historically low levels of muni issuance that supported bond prices in 1995 continued to work in munis' favor during 1996. These bond-friendly factors, combined with subdued inflation levels, fueled a strong rally that sent muni yields sharply lower from October through early November.

[line graph - data below]

Municipal Yield Curve

Years             11/1/95           4/30/96          10/31/96
1                 3.630%            3.640%           3.650%
2                 3.830             3.980            3.950
3                 3.980             4.190            4.150
4                 4.100             4.340            4.300
5                 4.200             4.490            4.400
6                 4.300             4.600            4.500
7                 4.400             4.710            4.600
8                 4.500             4.810            4.700
9                 4.600             4.910            4.800
10                4.700             5.010            4.900
11                4.806             5.104            4.984
12                4.912             5.198            5.068
13                5.018             5.292            5.152
14                5.124             5.386            5.236
15                5.230             5.480            5.320
16                5.276             5.518            5.352
17                5.322             5.556            5.384
18                5.368             5.594            5.416
19                5.414             5.632            5.448
20                5.460             5.670            5.480
21                5.476             5.678            5.488
22                5.492             5.686            5.496
23                5.508             5.694            5.504
24                5.524             5.702            5.512
25                5.540             5.710            5.520
26                5.544             5.714            5.524
27                5.548             5.718            5.528
28                5.552             5.722            5.532
29                5.556             5.726            5.536
30                5.560             5.730            5.540

                                       3


CREDIT REVIEW AND ANALYSIS

    The favorable national economic trends outlined in the Period Overview on page 3 led to further improvements in municipal credit quality. Credit upgrades outpaced downgrades by more than a 4-to-1 ratio during the first three quarters of 1996. This contrasted sharply with the start of 1995, when credit downgrades were predominant.

    Regionally, the Rocky Mountain and Southwest states continued to display the strongest economic growth in the nation, and this strength has now extended to the West Coast (see the accompanying map). California's economy in particular is growing at a faster rate than the nation as a whole, having fully recovered from its economic downturn in the early 1990s. Florida and the Southeastern portions of the country are also showing strong growth, while growth is relatively steady in the Midwest. Overall, the Northeast and Great Lakes regions are the only lagging areas, though they have seen improving economic conditions in 1996.

Credit Quality Trends
[map of the United States]

    General obligation bonds have benefited from the stronger economic environment that has fueled increased tax revenues. However, federal welfare reform enacted in the third-quarter of 1996 may pose longer-term credit concerns for both state and local governments. Among other specific sectors, health care issues continued to suffer credit pressures due to a widespread trend toward managed care. Public power issues in specific regions also experienced competitive pressures stemming from the partial deregulation of the electric utilities industry. We will continue to monitor these and other credit issues as they develop.

    It is important to note that this type of sector analysis provides only a glimpse of broader trends within the municipal marketplace. While such analysis remains an important element in municipal research, growing market complexity and issue disparities point to a continuing need for thorough case-by-case analysis.

                                       4
                                                                October 31, 1996
--------------------------------------------------------------------------------
TAX-EXEMPT SHORT-TERM

--------------------------------------------------------------------------------
Management Q & A

   An interview with Joel Silva, a municipal portfolio manager on the Tax-Exempt Bond funds management team.

Q:   How did the fund perform?

A: The fund managed a strong performance in comparison with its peers. For the fiscal year ended October 31, 1996, the fund's total return was 4.26%, compared with the 3.95% average return of the 30 "Short Municipal Debt Funds" tracked by Lipper Analytical Services.

Q:   Why and how did you change the fund's position over the fiscal year?

A: During late 1995 and early 1996, the fund was positioned more aggressively than many of its peers, with the fund's portfolio holdings more heavily weighted toward the long and short ends of the fund's bond-maturity spectrum. This positioning allowed the fund to benefit from the bond rally that lasted into the first quarter of 1996. After the end of the first quarter, we began to shorten the fund's average maturity as evidence of a strengthening economy caused the market to sell off. By the end of April, the average maturity was down to 2.4 years, and it remained close to that mark through the end of the period. While shortening the fund's average maturity, we took the opportunity to sell some discount bonds (bonds that are trading at less than face value) and used the proceeds to purchase premium

                                      QUICK
                                      FUND
                                      FACTS


--------------------------------------------------------------------------------
                                   TAX-EXEMPT
                                   SHORT-TERM
--------------------------------------------------------------------------------


                                    Strategy:
                                Tax-exempt income
                             with limited principal
                                 fluctuations.


                                 Inception date:
                                  March 1, 1993


                                      Size:
                                  $49.8 million
                            (as of October 31, 1996)

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of October 31, 1996)
                  Tax-Exempt    Merrill Lynch Muni
                  Short-Term     (0-3 Year) Index
6 Months+             2.38%            2.24%
1 Year                4.26%            4.17%
Inception             4.23%            4.11%
(3/1/93 to 10/31/96)
+Cumulative total return

--------------------------------------------------------------------------------
Asset Allocation (as of October 31, 1996)

[pie chart]

General Obligation Bonds 36%
Electric Revenue 17%
Lease/Certificate of Participation 13%
Housing Revenue 5%
Higher Education 4%
Industrial Development Revenue 3%
Water and Sewer Revenue 3%
Other Tax-Exempt Securities 19%

                          Percent of fund investments.

[mountain graph - data below]
--------------------------------------------------------------------------------
$10,000 Over Life of Fund

Value on 10/31/96:
------------------

$11,640 Tax-Exempt Short-Term

$11,593 Merrill Lynch Muni (0-3 Year) Index

$11,060 Consumer Price Index*

$10,000
investment
made on 3/1/93
(Inception date)

       Tax-Exempt Short-Term Merrill Lynch Muni (0-3 Year) Consumer Price Index
3/1/93 $10000                $10000                        $10000
Mar-93  10014                 9993                          10035
Jun-93  10132                 10112                         10091
Sep-93  10227                 10151                         10140
Dec-93  10336                 10323                         10188
Mar-94  10322                 10320                         10286
Jun-94  10426                 10397                         10342
Sep-94  10524                 10500                         10440
Dec-94  10592                 10459                         10461
Mar-95  10791                 10694                         10580
Jun-95  10965                 10905                         10657
Sep-95  11111                 11065                         10706
Dec-95  11307                 11214                         10728
Mar-96  11365                 11326                         10881
Jun-96  11436                 11404                         10951
Sep-96  11565                 11536                         11027
Oct-96  11640                 11593                         11060


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Merrill Lynch Muni Index's total return line does not.

*Source: Lipper Analytical Services, Inc.

                                       5

--------------------------------------------------------------------------------
TAX-EXEMPT SHORT-TERM

     bonds(bonds trading above face value). We also distributed the fund's portfolio holdings more evenly across the bond-maturity spectrum. This neutral posture allows us to more quickly adjust the fund if market conditions suddenly shift.

Q: As of March 1, 1997, the fund's name will change to the "Tax-Exempt Limited-Term Fund." Why the change?

A: According to Securities and Exchange Commission (SEC) guidelines, a "short-term" fund cannot extend its average maturity beyond three years. To improve the fund's performance when market conditions are favorable, we want the flexibility to extend the fund's maturity up to five years and vary the fund's portfolio structure to a greater degree. The name change will allow us to take advantage of an area in the bond market that we feel has stronger growth potential than the one- to three-year maturity sector.

Q:   Will this result in any significant change in the fund's performance?

A: Yes. We are hopeful that the change will allow us to provide stronger risk-adjusted returns in the long run. Changing to a "limited-term" fund will allow us to extend the fund's average maturity and duration when appropriate. As a result, we will be able to do more value-added trading in an attempt to improve the fund's performance. However, the longer average maturity will increase the fund's share-price volatility. While the longer average maturity will benefit shareholders when interest rates are falling, it will have the opposite effect when interest rates are rising.

Q:   What is the outlook for munis going forward?

A: Currently, slowing economic growth is benefiting all fixed-income securities, but the holiday shopping season could have a significant impact upon the inflation outlook. With consumer confidence at such high levels and with the steady increase in consumer income this year, a strong turnout during the holiday season could awaken the prospects for inflation. As a result, the outlook for bonds in general is rather uncertain. However, in the muni market we expect supply and demand factors to continue working in munis' favor for the near future. The historically low muni issuance was a major factor helping to support prices during the past year.

Q: Given this situation, what are your plans for the fund over the next six months?

A: We will likely maintain the fund's neutral posture, lengthening or shortening the fund's average maturity and duration in a narrow range around this stance when appropriate. If the economic outlook does change dramatically, we believe the fund is positioned to respond appropriately. In addition, we will continue to utilize our strong credit research team to search out securities with undervalued credit ratings that we believe have the potential to appreciate in value.

Quality Diversification (as of October 31, 1996)
--------------------------------------------------------------------------------

        (Moody's ratings)% of fund investments
               AAA                45%
               AA                 20%
                A                 19%
               BBB                16%
                                ------
                                 100%
                                ======

Weighted Average Maturity (as of October 31, 1996)
--------------------------------------------------------------------------------

              Years               2.3

Weighted average maturity indicates the average time until the principal on the fund's bond portfolio is expected to be repaid, weighted by dollar amount.

Duration (as of October 31, 1996)
--------------------------------------------------------------------------------

              Years               2.1

Duration is a measure of the sensitivity of a portfolio to changes in interest rates. As the duration of a fund increases, the impact of a change in interest rates on the value of its portfolio also increases.

        Tax-Exempt Short-Term schedule of investments begins on page 11.

                                       6

                                                                October 31, 1996
--------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE-TERM

--------------------------------------------------------------------------------

Management Q & A

   An interview with Joel Silva, a municipal portfolio manager on the Tax-Exempt Bond funds management team.

Q:   How did the fund perform?

A: The fund managed a strong performance in comparison with its peers. For the fiscal year ended October 31, 1996, the fund's total return was 4.47%, compared with the 4.34% average return of the 134 "Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services.

Q:   Why did the fund perform well against its peers?

A: One contributing factor was the fund's large contingent of premium noncallable bonds. (Premium bonds trade at prices above face value.) Noncallable bonds cannot be repurchased prior to maturity by the issuer and replaced with lower-yielding securities if interest rates decline. Despite the market's gyrations, these premium noncallable bonds performed even better than expected, and we sold many of them near the end of the period at a substantial profit. In addition, our strong credit research staff made many accurate assessments of specific credit situations throughout the U.S. The credit team's diligent work led to the purchase of many undervalued securities that subsequently appreciated in value.


                                      QUICK
                                      FUND
                                      FACTS


--------------------------------------------------------------------------------
                                   TAX-EXEMPT
                                INTERMEDIATE-TERM
--------------------------------------------------------------------------------


                                    Strategy:
                               High level of tax-
                                 exempt income.


                                 Inception date:
                                  March 2, 1987


                                      Size:
                                  $80.6 million
                            (as of October 31, 1996)

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of October 31, 1996)
                 Tax-Exempt      Lehman 5-Year Gen.
              Intermediate-Term   Obligation Index
6 Months+           3.30%               3.17%
1 Year              4.47%               4.81%
5 Years             6.09%               6.35%
Inception           5.94%               6.37%
(3/2/87 to 10/31/96)
+Cumulative total return

[pie chart]
--------------------------------------------------------------------------------
Asset Allocation (as of October 31, 1996)

Hospital Revenue 18%
General Obligation Bonds 14%
Water and Sewer Revenue 11%
Electric Revenue 9%
Higher Education 7%
Lease/Certificate of Participation 4%
Transportation Revenue 4%
Housing Revenue 3%
Other Tax-Exempt Securities 30%

                          Percent of fund investments.

[mountain graph - data below]
--------------------------------------------------------------------------------
$10,000 Over Life of Fund

Value on 10/31/96:

$17,465 Tax-Exempt Intermediate-Term
$18,167 Lehman 5-Year General Obligation Index
$14,179 Consumer Price Index*

$10,000
investment
made on 3/2/87
(Inception date)


         Tax-Exempt                Lehman 5-Year            Consumer Price Index
         Intermediate-Term         General Obligation
3/2/87  $10000                    $10000                   $10000
Mar-87   9958                      9943                     10045
Jun-87   9856                      9852                     10171
Sep-87   9720                      9649                     10299
Dec-87   10036                     10017                    10338
Mar-88   10235                     10328                    10436
Jun-88   10402                     10371                    10571
Sep-88   10521                     10489                    10732
Dec-88   10640                     10553                    10795
Mar-89   10630                     10524                    10956
Jun-89   10964                     11018                    11117
Sep-89   11070                     11141                    11198
Dec-89   11349                     11474                    11296
Mar-90   11394                     11529                    11529
Jun-90   11575                     11787                    11636
Sep-90   11700                     11912                    11888
Dec-90   12062                     12307                    11986
Mar-91   12316                     12572                    12094
Jun-91   12505                     12792                    12184
Sep-91   12885                     13246                    12291
Dec-91   13275                     13690                    12353
Mar-92   13348                     13679                    12479
Jun-92   13720                     14124                    12561
Sep-92   13976                     14475                    12659
Dec-92   14228                     14705                    12712
Mar-93   14581                     15079                    12864
Jun-93   14925                     15435                    12936
Sep-93   15305                     15768                    12998
Dec-93   15518                     15962                    13061
Mar-94   14969                     15459                    13186
Jun-94   15142                     15667                    13257
Sep-94   15262                     15793                    13383
Dec-94   15198                     15741                    13410
Mar-95   15832                     16380                    13563
Jun-95   16194                     16798                    13662
Sep-95   16575                     17257                    13725
Dec-95   17011                     17572                    13752
Mar-96   16927                     17629                    13949
Jun-96   16976                     17705                    14038
Sep-96   17280                     17993                    14136
Oct-96   17465                     18167                    14179



Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Lehman 5-Year General Obligation Index's total return line does not.

*Source: Lipper Analytical Services, Inc.

                                       7

--------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE-TERM

Q:   Why and how did you change the fund's position over the fiscal year?

A: During late 1995 and early 1996, the fund was positioned more aggressively than many of its peers, with its portfolio holdings more heavily weighted toward the long and short ends of the fund's bond-maturity spectrum. This positioning allowed the fund to benefit from the bond rally that lasted into the first quarter of 1996. After the end of the first quarter, we began to shorten the fund's average maturity as evidence of a strengthening economy caused the market to sell off. By the end of April, the average maturity was down to 7.3 years, and it remained close to that mark through the end of the period. While shortening the fund's average maturity, we took the opportunity to sell some longer discount bonds (bonds trading at less than face value) and used the proceeds to purchase premium noncallable bonds. We also distributed the fund's portfolio holdings more evenly across the bond-maturity spectrum. This neutral posture allows us to more quickly adjust the fund if market conditions suddenly shift.

Q: You significantly decreased your holdings of California munis while increasing your holdings of New York munis. Why?

A: In late 1995, we purchased some California munis at very attractive prices. As California's economy continued to improve throughout the period, the securities appreciated in value. In the third quarter of 1996, New York issued a larger-than-normal amount of munis at very attractive prices. To take advantage of this situation, we sold many of the California munis at a profit and used the proceeds to purchase some of the New York munis.

Q:   What is the outlook for munis going forward?

A: Currently, slowing U.S. economic growth is benefiting all fixed-income securities, but the holiday shopping season could have a significant impact upon the inflation outlook. With consumer confidence at such high levels and the steady increase in consumer income this year, a strong turnout during the holiday season could increase the prospects for inflation. As a result, the outlook for bonds in general is rather uncertain. However, in the muni market we expect supply and demand factors to continue working in munis' favor for the near future.

Q: Given this situation, what are your plans for the Fund over the next six months?

A: We will likely maintain the fund's neutral posture, lengthening or shortening the fund's average maturity and duration in a narrow range around this stance when appropriate. If the economic outlook does change dramatically, we believe the fund is positioned to respond appropriately. In addition, we will continue to utilize our strong credit research team to search out securities with undervalued credit ratings that we believe have the potential to appreciate in value.

Quality Diversification (as of October 31, 1996)
--------------------------------------------------------------------------------

        (Moody's ratings)% of fund investments
               AAA                75%
               AA                  9%
                A                 11%
               BBB                 5%
                                ------
                                 100%
                                ======

Weighted Average Maturity (as of October 31, 1996)
--------------------------------------------------------------------------------
              Years               7.1

Weighted average maturity indicates the average time until the principal on the fund's bond portfolio is expected to be repaid, weighted by dollar amount.

Duration (as of October 31, 1996)
--------------------------------------------------------------------------------
              Years               5.3

Duration is a measure of the sensitivity of a portfolio to changes in interest rates. As the duration of a fund increases, the impact of a change in interest rates on the value of its portfolio also increases.

    Tax-Exempt Intermediate-Term schedule of investments begins on page 13.

                                       8

                                                                October 31, 1996
--------------------------------------------------------------------------------
TAX-EXEMPT LONG-TERM

--------------------------------------------------------------------------------
Management Q & A


   An interview with Dave MacEwen, vice president and a senior municipal portfolio manager on the Tax-Exempt Bond funds management team.

Q:   How did the fund perform?

A: The fund managed a strong performance in comparison with its peers. For the fiscal year ended October 31, 1996, the fund's total return was 5.60%, compared to the 5.11% average return of the 228 "General Municipal Debt Funds" tracked by Lipper Analytical Services.

Q:   Why did the fund perform well against its peers?

A: One contributing factor was the fund's large contingent of premium noncallable bonds. (Premium bonds trade at prices above face value.) Noncallable bonds cannot be repurchased prior to maturity by the issuer and replaced with lower-yielding securities if interest rates decline. Despite the market's gyrations, these premium noncallable bonds performed even better than expected, and we sold many of them near the end of the period at a substantial profit. In addition, our strong credit research staff made many accurate assessments of specific credit situations throughout the U.S. The credit team's diligent work led to the purchase of many undervalued securities that subsequently appreciated in value.

                                      QUICK
                                      FUND
                                      FACTS

--------------------------------------------------------------------------------
                                   TAX-EXEMPT
                                    LONG-TERM
--------------------------------------------------------------------------------

                                    Strategy:
                               High level of tax-
                                 exempt income.


                                 Inception date:
                                  March 2, 1987


                                      Size:
                                  $60.8 million
                            (as of October 31, 1996)

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of October 31, 1996)
                 Tax-Exempt          Lehman Muni
                  Long-Term          Bond Index
6 Months+           5.39%               4.54%
1 Year              5.60%               5.70%
5 Years             7.19%               7.50%
Inception           7.13%               7.53%
(3/2/87 to 10/31/96)
+Cumulative total return

[pie chart]
--------------------------------------------------------------------------------
Asset Allocation (as of October 31, 1996)

General Obligation Bonds 18%
Electric Revenue 16%
Water and Sewer Revenue 14%
Lease/Certificate of Participation 8%
Higher Education 5%
Industrial Development Revenue 5%
Hospital Revenue 3%
Prerefunded Bonds 3%
Other Tax-Exempt Securities 28%

                          Percent of fund investments.

[mountain graph - data below]
--------------------------------------------------------------------------------
$10,000 Over Life of Fund

Value on 10/31/96:

$19,455 Tax-Exempt Long-Term
$20,181 Lehman Muni Bond Index
$14,179 Consumer Price Index*

$10,000
investment
made on 3/2/87
(Inception date)



          Tax-Exempt Long-Term     Lehman Muni Bond       Consumer Price Index
3/2/87   $10000                   $10000                 $10000
Mar-87    9962                     9894                   10045
Jun-87    9562                     9625                   10171
Sep-87    9179                     9385                   10299
Dec-87    9852                     9805                   10338
Mar-88    10094                    10142                  10436
Jun-88    10289                    10339                  10571
Sep-88    10572                    10604                  10732
Dec-88    10872                    10802                  10795
Mar-89    10919                    10873                  10956
Jun-89    11570                    11517                  11117
Sep-89    11470                    11525                  11198
Dec-89    11910                    11967                  11296
Mar-90    11821                    12021                  11529
Jun-90    12124                    12302                  11636
Sep-90    12017                    12310                  11888
Dec-90    12644                    12840                  11986
Mar-91    12838                    13131                  12094
Jun-91    13054                    13412                  12184
Sep-91    13594                    13933                  12291
Dec-91    14163                    14400                  12353
Mar-92    14175                    14443                  12479
Jun-92    14713                    14991                  12561
Sep-92    15080                    15389                  12659
Dec-92    15240                    15670                  12712
Mar-93    15786                    16251                  12864
Jun-93    16282                    16782                  12936
Sep-93    16863                    17349                  12998
Dec-93    17092                    17592                  13061
Mar-94    16159                    16627                  13186
Jun-94    16267                    16809                  13257
Sep-94    16368                    16925                  13383
Dec-94    16137                    16683                  13410
Mar-95    17215                    17863                  13563
Jun-95    17577                    18293                  13662
Sep-95    18065                    18818                  13725
Dec-95    19122                    19596                  13752
Mar-96    18596                    19360                  13949
Jun-96    18673                    19508                  14038
Sep-96    19223                    19954                  14136
Oct-96    19455                    20181                  14179

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Lehman Muni Bond Index's total return line does not.

*Source: Lipper Analytical Services, Inc.

                                       9

--------------------------------------------------------------------------------
TAX-EXEMPT LONG-TERM

Q:   Why and how did you change the fund's position over the fiscal year?

A: During late 1995 and early 1996, the fund's duration was positioned more aggressively than many of its peers, and its portfolio holdings were more heavily weighted toward the long and short ends of the fund's bond-maturity spectrum. This positioning allowed the fund to benefit from the bond rally that lasted into the first quarter of 1996. After the end of the first quarter, we began to shorten the fund's duration as evidence of a strengthening economy caused the market to sell off. By the end of April, the duration was down to 8.2 years, and it remained close to that mark through the end of the period. While shortening the fund's duration, we took the opportunity to sell some long discount bonds (bonds that are selling at less than face value) and used the proceeds to purchase premium noncallable bonds. We also distributed the fund's portfolio holdings more evenly across the bond-maturity spectrum. This neutral posture allows us to more quickly adjust the fund if market conditions suddenly shift.

Q: You significantly decreased your holdings of California munis while increasing your holdings of New York munis. Why?

A: In late 1995, we purchased some California munis at very attractive prices. As California's economy continued to improve throughout the period, the securities appreciated in value. In the third quarter of 1996, New York issued a larger-than-normal amount of munis at very attractive prices. To take advantage of this situation, we sold many of the California munis at a profit and used the proceeds to purchase some of the New York munis.

Q:   What is the outlook for munis going forward?

A: Currently, slowing U.S. economic growth is benefiting all fixed-income securities, but the holiday shopping season could have a significant impact upon the inflation outlook. As a result, the outlook for bonds in general is rather uncertain despite the recent rally in interest rates. On a positive note, we expect supply and demand factors to continue working in munis' favor for the near future.

Q:   What are your plans for the fund over the next six months?

A: We will likely maintain the fund's neutral posture, lengthening or shortening the fund's duration in a narrow range around this stance when appropriate. If the economic outlook does change dramatically, we believe the fund is positioned to respond appropriately. In addition, we will continue to utilize our strong credit research team to search out securities with undervalued credit ratings that we believe have the potential to appreciate in value.


Quality Diversification (as of October 31, 1996)
--------------------------------------------------------------------------------

        (Moody's ratings)% of fund investments
               AAA                 54%
               AA                  24%
                A                  12%
               BBB                 10%
                                ------
                                  100%
                                ======

Weighted Average Maturity (as of October 31, 1996)
--------------------------------------------------------------------------------

              Years              17.8

Weighted average maturity indicates the average time until the principal on the fund's bond portfolio is expected to be repaid, weighted by dollar amount.

Duration (as of October 31, 1996)
--------------------------------------------------------------------------------

              Years               8.3

Duration is a measure of the sensitivity of a portfolio to changes in interest rates. As the duration of a fund increases, the impact of a change in interest rates on the value of its portfolio also increases.

        Tax-Exempt Long-Term schedule of investments begins on page 16.

                                       10


SCHEDULES OF INVESTMENTS October 31, 1996

TAX-EXEMPT SHORT-TERM
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES

Alabama--2.0%
$    1,000  Alabama GO, 5.70%, 3-1-98   $       1,024
                                        -------------

Alaska--1.5%
       735  Anchorage GO, Series A,
   5.50%, 8-1-99
   (AMBAC)                                        757
                                       --------------
Arizona--6.6%
       750  Maricopa County
   Certificates of
   Participation, 5.625%,
   6-1-00                                         767
     1,000  Maricopa County
   Community College
   District GO, Series A,
   6.80%, 7-1-98                                1,047
     1,000  Pinal County High School
   School District 82 Casa
   Grande, Series B, 6.50%,
   7-1-98 (AMBAC)                               1,042
       535  Tucson Certificates of
   Participation, 5.25%,
   1-1-97 (Asset Guarantee)                       536
                                       --------------
                                                3,392
                                       --------------
California--8.5%
     1,190  California Educational
   Facilities Auth. Rev.,
   (Pooled College &
   University Project),
   4.10%, 12-1-96                               1,190
     2,000  California State GO,
   11.00%, 3-1-98                               2,183
     1,000  Central Valley Financing
   Auth. Rev. (Cogeneration
   Project), 5.00%, 7-1-98                      1,006
                                       --------------
                                                4,379
                                       --------------
Colorado--6.3%
     1,000  Denver City & County
   Airport Rev., Series B,
   5.25%, 11-15-02 (MBIA)                       1,021
     1,140  Denver City & County
   Airport Rev., Series D,
   6.80%, 11-15-97                              1,170

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------


$    1,000  Highlands Ranch
   Metropolitan District #2,
   6.00%, 6-15-02 (FSA)         $               1,071
                                       --------------
                                                3,262
                                       --------------
Connecticut--4.0%
     2,000  Connecticut State Special
   Tax Obligation Rev.,
   (Transportation
   Infrastructure), 5.50%,
   10-1-00 (FGIC)                               2,080
                                       --------------
Florida--2.3%
     1,200  Florida Housing Finance
   Agency Rev., 5.50%,
   11-1-07, Prerefunded
   11-1-96 at 100% of Par*                      1,200
                                       --------------
Georgia--2.0%
     1,000  Gwinnett County Water &
   Sewer Rev., 6.50%, 8-1-00,
   Prerefunded 8-1-98 at
   102% of Par*                                 1,061
                                       --------------
Guam--2.9%
     1,000  Government of Guam GO,
   Series A, 5.50%, 8-15-97                     1,011
       500  Guam Power Auth. Rev.,
   Series A, 5.20%, 10-1-97                       506
                                       --------------
                                                1,517
                                       --------------
Illinois--6.0%
     1,000  Chicago Park District,
   4.00%, 1-1-98 (MBIA)                         1,001
     1,015  Cook County GO, Series A,
   5.75%, 11-15-99 (MBIA)                       1,057
     1,000  Southern Illinois University
   Rev., (Housing and
   Auxiliary Facilities),
   5.00%, 4-1-00 (MBIA)                         1,015
                                       --------------
                                                3,073
                                       --------------
Indiana--3.8%
     1,960  Indiana Transportation
   Finance Auth. Highway
   Rev., Series A, 6.70%,
   6-1-97                                       1,992
                                       --------------
Louisiana--2.9%
     1,500  Louisiana Public Facilities
   Auth. Rev., (Browning-
   Ferris Project), 3.85%,
   11-1-96                                      1,500
                                       --------------

See Notes to Financial Statements
                                       11

SCHEDULES OF INVESTMENTS (Continued) October 31, 1996

TAX-EXEMPT SHORT-TERM (Cont.)

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Maryland--3.0%
$    1,500  Baltimore County GO,
   (Pension Funding), 5.00%,
   8-1-01$                                      1,542
                                       --------------
Michigan--1.0%
       500  Michigan Hospital Finance
   Auth. Rev., (Genesys
   Health Systems), 6.40%,
   10-1-97                                        509
                                       --------------
Minnesota--4.6%
     1,200  Minneapolis Hospital Rev.
   (Lifespan Inc.- Abbott
   Northwestern), 7.00%,
   12-1-01, Prerefunded
   12-1-99 at 102% of Par *                     1,315
     1,000  Minnesota State GO,
   6.40%, 8-1-98                                1,043
                                       --------------
                                                2,358
                                       --------------
Missouri--2.0%
     1,000  Kansas City Port Auth.
   Facilities Rev., Series A,
   (Riverfront Park Project),
   5.75%, 10-1-98                               1,019
                                       --------------
New Jersey--3.5%
     1,750  West Windsor Plainsboro
   GO, 5.25%, 12-1-02 (FGIC)                    1,814
                                       --------------
New York--0.9%
       445  Port Auth. of New York and
   New Jersey Rev.,
   Consolidated Notes,
   Series SS, 4.90%, 9-1-97                       445
                                       --------------
Oregon--5.1%
     1,000  Oregon State GO, 5.30%,
   4-15-98                                      1,021
     1,610  Washington County Unified
   Sewer Agency Rev.,
   Series A, 4.80%, 10-1-98
   (AMBAC)                                      1,634
                                       --------------
                                                2,655
                                       --------------

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Pennsylvania--6.7%
$    1,425  Pennsylvania Housing
   Finance Agency Rev.,
   Series 50A, (Single
   Family Mortgage),
   4.20%, 10-1-97               $               1,431
     2,000  Philadelphia Gas Works
   Rev., 14th Series, 5.40%,
   7-1-98                                       2,031
                                       --------------
                                                3,462
                                       --------------
Puerto Rico--2.5%
     1,280  Puerto Rico Electric Power
   Auth. Rev., Series W,
   4.25%, 7-1-97                                1,284
                                       --------------
South Carolina--2.1%
       145  Piedmont Municipal Power
   Agency Rev., Series A,
   (Escrowed to Maturity),
   6.00%, 1-1-02 (FGIC)*                          154
       855  Piedmont Municipal Power
   Agency Rev., Series A,
   6.00%, 1-1-02 (FGIC)                           909
                                       --------------
                                                1,063
                                       --------------
Tennessee--2.6%
     1,300  Metropolitan Nashville
   Airport Rev., Series A,
   6.125%, 7-1-98 (FGIC)                        1,341
                                       --------------
Texas--9.7%
     1,780  Brownsville Utility System
   Rev., 5.00%, 9-1-00
   (AMBAC)                                      1,820
     1,000  Colorado River Municipal
   Water District Rev.,
   Series A, 8.50%, 1-1-01,
   Prerefunded 1-1-01 at
   100% of Par (AMBAC)*                         1,152
     1,000  Houston Hotel Occupancy
   Tax Rev., 5.00%, 7-1-97                      1,008
     1,000  Texas Public Finance Auth.
   Rev., Series B, 8.00%,
   10-1-97                                      1,039
                                       --------------
                                                5,019
                                       --------------
Utah--3.2%
     1,600  Utah State GO, Series F,
   5.50%, 7-1-98                                1,643
                                       --------------

See Notes to Financial Statements
                                       12

--------------------------------------------------------------------------------
TAX-EXEMPT SHORT-TERM (Cont.)
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------


Washington--4.3%
$    1,680  Snohomish County Public
   Utility District #1 Electric
   Rev., Series B, 4.75%,
   1-1-00                              $        1,682
       515  Washington Public Power
   Supply System Rev.,
   Series C, (Nuclear
   Project #1), 4.50%, 7-1-98                     517
                                       --------------
                                                2,199
                                       --------------
TOTAL INVESTMENT
SECURITIES--100.0%                      $      51,590
                                       ==============
   (Cost $51,197)

--------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE-TERM
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES

Arizona--1.0%
$      750  Maricopa County
   Certificates of
   Participation, 5.625%,
   6-1-00                              $          767
                                       --------------
Colorado--1.4%
     1,000  Denver Sales Tax Rev.,
   Series A, (Major League
   Baseball Stadium District),
   6.10%, 10-1-01 (FGIC)                        1,072
                                       --------------
District of Columbia--1.3%
     1,000  District of Columbia
   Hospital Rev., Series A,
   (Medlantic Health Care
   Group), 5.25%, 8-15-02
   (MBIA)                                       1,024
                                       --------------
Florida--4.3%
     1,250  Hillsborough County
   Aviation Auth. Rev.,
   Series A, (Tampa
   International Airport),
   6.60%, 10-1-03 (FGIC)                        1,336

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

$    1,000  Lakeland Electric and
   Water Rev., Series B,
   6.00%, 10-1-09 (FGIC)               $        1,079
     1,000  Miami Beach Water
   and Sewer Rev., 5.10%,
   9-1-05 (FSA)                                 1,019
                                       --------------
                                                3,434
                                       --------------
Georgia--3.4%
     1,000  Atlanta Airport Facilities
   Rev., 7.00%, 1-1-01                          1,084
       500  Georgia State GO, Series
   B, 6.30%, 3-1-08                               554
     1,000  Metropolitan Atlanta Rapid
   Transit Auth. Sales
   Tax Rev., Series M,
   6.05%, 7-1-01                                1,061
                                       --------------
                                                2,699
                                       --------------
Illinois--5.5%
     2,000  Chicago O'Hare
   International Airport
   Rev., Series A, 5.00%,
   1-1-00 (MBIA)                                2,036
     2,250  Illinois State GO,
   6.00%, 10-1-01                               2,387
                                       --------------
                                                4,423
                                       --------------
Kentucky--1.3%
     1,000  Kenton County Airport Rev.,
   Series A, (Cincinnati/
   Northern Kentucky),
   6.00%, 3-1-03 (MBIA)                         1,057
                                       --------------
Maryland--1.3%
     1,000  Maryland Health and
   Higher Educational
   Facilities Auth. Rev.,
   (Francis Scott Key
   Hospital), 5.00%, 7-1-03
   (FGIC)                                       1,017
                                       --------------
Massachusetts--9.6%
     2,605  Massachusetts Bay
   Transportation Auth.
   Rev., Series C, 5.40%,
   3-1-00                                       2,683
     1,000  Massachusetts GO,
   Series B, (Consolidated
   Loan), 5.50%, 6-1-05
   (FGIC)                                       1,042

See Notes to Financial Statments
                                       13

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (Continued) October 31, 1996
--------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE-TERM (Cont.)

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

$    1,500  Massachusetts GO, Series
   B, 5.40%, 11-1-07 (MBIA)     $               1,544
     2,000  Massachusetts Housing
   Finance Agency Rev.,
   Series A, 5.90%, 1-1-03
   (AMBAC)                                      2,053
       360  Massachusetts Water
   Resources Auth. Rev.,
   Series A, (Escrowed to
   Maturity), 6.90%, 4-1-97*                      365
                                       --------------
                                                7,687
                                       --------------

Mississippi--2.5%
     2,000  Mississippi Hospital
   Equipment and Facilities
   Auth. Rev., (North Miss.
   Health Service), 5.00%,
   5-15-00 (AMBAC)                              2,029
                                       --------------
Missouri--1.3%
     1,000  Missouri Board of Public
   Buildings State Office
   Buildings Special
   Obligation Rev., 6.30%,
   12-1-05                                      1,062
                                       --------------
Nebraska--2.6%
     2,000  Nebraska Investment
   Finance Auth. Hospital
   Rev., (Methodist Health
   System), 6.55%, 3-1-99
   (MBIA)                                       2,101
                                       --------------
New Jersey--7.2%
     1,030  Atlantic City Board of
   Education GO, 6.00%,
   12-1-06 (AMBAC)                              1,100
     1,410  New Jersey Educational
   Facility Auth. Rev., Series
   A, (New Jersey Institute
   of Technology), 5.90%,
   7-1-08 (MBIA)                                1,490
     1,000  New Jersey Health Care
   Facilities Financing Auth.
   Rev., (Atlantic City
   Medical Center), 6.15%,
   7-1-99                                       1,038

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

$    1,000  New Jersey State Turnpike
   Auth. Rev., Series A,
   6.20%, 1-1-00                $               1,047
     1,000  New Jersey Transportation
   System Trust Fund Auth.
   Rev., Series A, (Escrowed
   to Maturity), 6.25%,
   12-15-03*                                    1,094
                                       --------------
                                                5,769
                                       --------------
New York--13.7%
     1,950  City University of New York
   Certificates of Participation,
   (John Jay College), 5.00%,
   8-15-09 (AMBAC)                              1,883
     2,500  Nassau County Series T,
   5.20%, 9-1-05 (FGIC)                         2,556
     1,500  New York State Dorm.
   Auth. Rev., Series A,
   6.50%, 5-15-04                               1,623
     1,000  New York State Dorm.
   Auth. Rev., Series A,
   6.50%, 5-15-06                               1,087
     1,740  New York State Medical
   Care Facilities Finance
   Agency Rev., (Hospital
   and Nursing Home),
   5.95%, 8-15-09                               1,773
       685  New York State Thruway
   Auth. Rev., (Service
   Contract), 5.25%, 4-1-03                       690
     1,260  New York State Urban
   Development Corp. Rev.,
   (Correctional Facilities),
   5.40%, 1-1-06 (AMBAC)                        1,298
                                       --------------
                                               10,910
                                       --------------
Ohio--7.6%
     1,450  Ohio Higher Educational
   Facility Commission Rev.,
   (University of Dayton),
   5.55%, 12-1-07 (FGIC)                        1,495
     1,000  Ohio Public Facility
   Commission Rev., Series
   IIA, (Mental Health
   Facility), 5.625%, 12-1-98                   1,030
     3,320  Ohio Water Development
   Auth. Pollution Control
   Facilities Rev., 6.00%,
   12-1-05 (MBIA)                               3,579
                                       --------------
                                                6,104
                                       --------------
See Notes to Financial Statments

                                     14
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Oregon--3.8%
$    1,805  Lane County School
   District #19 GO,
   (Springfield), 6.375%,
   10-15-05 (MBIA)              $               1,997
     1,000  Oregon State Department
   Transportation Rev.,
   5.50%, 6-1-00 (MBIA)                         1,037
                                       --------------
                                                3,034
                                       --------------
Pennsylvania--7.1%
     1,000  Harrisburg Auth. Lease
   Rev., (Escrowed to
   Maturity), 6.25%, 6-1-00
   (FSA)*                                       1,055
     1,500  Pennsylvania Turnpike
   Commission Rev., Series L,
   6.25%, 6-1-01 (AMBAC)                        1,609
     2,000  Philadelphia Gas Works
   Rev., 14th Series, 5.70%,
   7-1-00 (FSA)                                 2,081
     1,000  Philadelphia Water &
   Wastewater Rev., 5.00%,
   6-15-12 (FGIC)                                 952
                                       --------------
                                                5,697
                                       --------------
Puerto Rico--1.3%
     1,000  Puerto Rico Electric
   Power Auth. Rev., Series
   R, 5.70%, 7-1-00 (MBIA)                      1,047
                                       --------------
South Carolina--1.3%
     1,000  Richland Lexington Airport
   District Rev., Series C,
   5.25%, 1-1-06 (AMBAC)                        1,001
                                       --------------
Texas--12.2%
       535  Austin Utility System
   Rev., Series A, (Escrowed
   to Maturity), 7.50%,
   11-15-98 (Acquired
   2-3-95, Cost $547)*+                           571
     2,000  Brazos Higher Education
   Auth. Rev., Series A-1,
   5.50%, 12-1-98                               2,046
     1,875  Brownsville Utility
   System Rev., 6.00%,
   9-1-08 (AMBAC)                               2,019

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

$    1,000  Dallas-Fort Worth Regional
   Airport Rev., Series A,
   5.90%, 11-1-08 (MBIA)        $               1,041
     1,340  Harris County Health
   Facilities Development
   Corp. Hospital Rev., (St.
   Luke's Episcopal
   Hospital), 6.40%, 2-15-00                    1,416
     1,000  Tarrant County Health
   Facility Development
   Corporation Health
   System Rev., (Harris
   Methodist Health System),
   5.00%, 9-1-07 (AMBAC)                          979
     1,500  Texas State Public Finance
   Auth. Building Rev.
   (Technical College),
   6.25%, 8-1-09 (MBIA)                         1,640
                                       --------------
                                                9,712
                                       --------------
Utah--1.3%
     1,000  Salt Lake County
   Municipal Building Auth.
   Lease Rev., Series A,
   6.00%, 10-1-07 (MBIA)                        1,063
                                       --------------
Virginia--1.7%
     1,275  Metropolitan Washington
   D.C. Airports Auth. Rev.,
   Series A, 6.30%,
   10-1-03 (MBIA)                               1,382
                                       --------------
Washington--2.7%
     1,000  Tacoma Electric System
   Rev., 6.10%, 1-1-07 (FGIC)                   1,068
     1,000  Washington State Public
   Power Supply Rev.,
   Series C, (Project 2),
   7.30%, 7-1-00                                1,084
                                       --------------
                                                2,152
                                       --------------
Wisconsin--2.1%
     1,590  Wisconsin State Health
   and Educational Facility
   Auth. Rev., (Aurora
   Medical Group), 6.00%,
   11-15-10 (FSA)                               1,692
                                       --------------
Total Municipal Securities--97.5%              77,935
                                       --------------
   (Cost $75,983)

See Notes to Financial Statments
                                       15

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (Continued) October 31, 1996
--------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE-TERM (Cont.)

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

MUNICIPAL DERIVATIVES--2.5%
$    2,000  Philadelphia Water and
   Wastewater Rev., Inverse
   Floater, (Fixed Airs),
   5.15%, 6-15-04 **               $            2,017
                                       --------------
   (Cost $1,986)

TEMPORARY CASH INVESTMENTS
            7,000 Units of Participation
   in Provident Institutional
   Funds (Muni Fund
   Portfolio)                                       7
                                       --------------
   (Cost $7)

TOTAL INVESTMENT
SECURITIES--100.0%                     $       79,959
                                       ==============
   (Cost $77,976)

--------------------------------------------------------------------------------
TAX-EXEMPT LONG-TERM
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES

Alaska--0.1%
$       60  Alaska State Housing Finance
   Corp Rev., Series B, 8.75%,
   12-1-16 (LOC: Swiss Bank)   $                   62
                                       --------------
California--18.8%
     1,000  California Educational
   Facilities Auth. Rev.,
   (Pooled College &
   University Project),
   5.60%, 12-1-20                                 974
     2,000  California State Public
   Works Lease Rev.,
   (Department of Corrections
   Prisons A), 5.00%, 12-1-19
   (AMBAC)                                      1,869
     1,000  California State Public Works
   Lease Rev., (University
   Project A), 6.20%, 10-1-08                   1,066

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

$    1,225  Long Beach Water Rev.,
   6.125%, 5-1-19               $               1,261
     1,500  Los Angeles Community
   Redevelopment Agency
   Rev., (Bunker Hill),
   6.50%, 12-1-14 (FSA)                         1,634
     1,500  Metropolitan Water District
   Rev., Series A, (Southern
   California), 5.75%, 7-1-21                   1,553
     1,850  Northern California Power
   Agency Rev., Series A,
   (Hydroelectric Project #1),
   6.25%, 7-1-12 (MBIA)                         1,956
     1,000  San Jose Redevelopment
   Agency Tax Allocation,
   Series D, 5.75%, 8-1-24                        987
                                       --------------
                                               11,300
                                       --------------
Colorado--0.5%
       300  Colorado Housing Finance
   Auth. Rev., Series C,
   (Single Family Residential),
   8.70%, 9-1-07                                  315
                                       --------------
Connecticut--5.1%
     1,000  Connecticut GO, Series E,
   6.00%, 3-15-12                               1,072
     1,880  Connecticut State
   Development Auth.
   Rev., Series A, 6.375%,
   10-15-24                                     1,998
                                       --------------
                                                3,070
                                       --------------
District of Columbia--1.8%
     1,000  Metropolitan Area
   Transportation Auth.
   Rev., 6.00%, 7-1-10 (FGIC)                   1,075
                                       --------------
Florida--4.6%
     1,500  Reedy Creek Utility Rev.,
   Series 1, 5.00%,
   10-1-19 (MBIA)                               1,385
     1,350  Tampa Sports Auth. Sales
   Tax Rev., (Tampa Bay
   Arena Project), 5.75%,
   10-1-25 (MBIA)                               1,406
                                       --------------
                                                2,791
                                       --------------
Illinois--9.3%
     1,000  City of Chicago Rev.,
   (Peoples Gas, Light and
   Coke Co.), 7.50%, 3-1-15                     1,091

See Notes to Financial Statments
                                       16

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

$    1,000  Cook County GO, 7.00%,
   11-1-10, Prerefunded
   11-1-00 at 102% of Par
   (MBIA)*                            $         1,111
       500  Illinois Dedicated Tax Rev.,
   (Civic Center), 6.25%,
   12-15-20 (AMBAC)                               546
     1,500  Illinois GO, 6.25%, 10-1-06         1,609
     1,000  Illinois Regional
   Transportation Auth. Rev.,
   Series A, 7.20%,
   11-1-20 (AMBAC)                              1,217
                                       --------------
                                                5,574
                                       --------------
Indiana--1.7%
     1,000  Indiana State Toll Finance
   Auth. Rev., 6.875%, 7-1-12,
   Prerefunded 1-1-97 at
   102% of Par (FGIC)*                          1,025
                                       --------------
Kansas--1.8%
     1,000  Kansas City Utility
   System Rev., 6.375%,
   9-1-23 (FGIC)                                1,071
                                       --------------
Kentucky--2.4%
     1,000  Carroll County Pollution
   Control Rev., Series A,
   (Kentucky Utilities
   Company Project), 7.45%,
   9-15-16                                      1,143
       270  Kentucky Housing Corp.
   Rev., Series C, 7.90%,
   1-1-21 (FHA)                                   285
                                       --------------
                                                1,428
                                       --------------
Massachusetts--6.8%
     1,000  Boston GO, Series B,
   5.875%, 8-1-12 (AMBAC)                       1,032
     1,000  Boston GO, Series B,
   5.875%, 8-1-13 (AMBAC)                       1,028
     1,000  Massachusetts GO, Series
   A, (Consolidated Loan),
   5.40%, 11-1-06                               1,028
     1,000  Massachusetts Water
   Resources Auth. Rev.,
   Series B, 5.50%, 11-1-15                       981
                                       --------------
                                                4,069
                                       --------------

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Michigan--4.0%
$    1,500  Detroit Sewer Disposal
   Rev., Series B, 5.25%,
   7-1-21 (MBIA)                $               1,422
     1,000  University of Michigan
   Hospital Rev., Series A,
   5.75%, 12-1-12                               1,006
                                       --------------
                                                2,428
                                       --------------

Montana--3.0%
     1,650  Montana State Board
   Investment Payroll Tax
   Rev., (Escrowed to
   Maturity), 6.875%, 6-1-20*                   1,819
                                       --------------
New York--11.7%
     1,000  Municipal Assistance Corp.
   Rev., Series 67, 7.625%,
   7-1-08                                       1,096
     1,000  New York Local Government
   Assistance Corp. Rev.,
   Series D, 6.75%, 4-1-07                      1,111
     1,000  New York State Dorm.
   Auth. Rev. City University,
   6.00%, 7-1-26                                  992
     1,000  New York State
   Environmental Facilities
   Corp. Pollution Control
   Rev., Series E, 6.30%, 6-15-02               1,083
     1,000  New York State Urban
   Development Corp. Rev.,
   Series 4, (Correctional
   Facilities), 5.375%, 1-1-23                    906
     2,000  New York State Urban
   Development Corp. Rev.,
   Series 6, (Correctional
   Facilities), 5.375%, 1-1-15                  1,870
                                       --------------
                                                7,058
                                       --------------
North Carolina--2.8%
       520  North Carolina Eastern
   Municipal Power Agency
   System Rev., Series A,
   7.50%, 1-1-10, Prerefunded
   1-1-09 at 100% of Par*                         620
     1,000  North Carolina Municipal
   Power Agency #1 Rev.
   (Catawba Electric), 6.00%,
   1-1-10 (MBIA)                                1,074
                                       --------------
                                                1,694
                                       --------------
See Notes to Financial Statments
                                       17

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (Continued) October 31, 1996
--------------------------------------------------------------------------------
TAX-EXEMPT LONG-TERM (Cont.)

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Ohio--2.2%
$      750  Ohio Higher Educational
   Facility Commission Rev.,
   (Case Western Reserve
   University), 6.50%, 10-1-20 $                  848
       500  Ohio Higher Educational
   Facility Commission Rev.,
   (University of Dayton),
   5.80%, 12-1-14 (FGIC)                          503
                                       --------------
                                                1,351
                                       --------------
Pennsylvania--4.9%
     1,125  Pennsylvania
   Intergovernmental
   Cooperative Auth. Special
   Tax Rev., Series A,
   5.00%, 6-15-22 (MBIA)                        1,016
     1,000  Philadelphia Gas Works
   Rev., 15th Series,
   5.375%, 8-1-07 (FSA)                         1,014
     1,000  Philadelphia Water &
   Wastewater Rev., 5.25%,
   6-15-23 (MBIA)                                 938
                                       --------------
                                                2,968
                                       --------------
Puerto Rico--0.9%
       500  Puerto Rico Commonwealth,
   GO, 6.45%, 7-1-17                              533
                                       --------------
Rhode Island--1.8%
     1,000  Rhode Island Depositors
   Economic Protection
   Corp. Special Obligation
   Rev., Series A, 6.25%,
   8-1-16 (MBIA)                                1,086
                                       --------------
Texas--8.2%
     1,000  Alliance Airport Auth.
   Special Facilities Rev.,
   (American Airlines Project),
   7.00%, 12-1-11                               1,100
     1,000  Denton Utility System
   Rev., Series A, 5.95%,
   12-1-14 (MBIA)                               1,033
     2,500  Texas Municipal Power
   Agency Rev., Series A,
   6.75%, 9-1-12 (AMBAC)                        2,774
                                       --------------
                                                4,907
                                       --------------

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Virginia--0.9%
$      500  Norfolk Hospital Development
   Auth. Rev., (Children's
   Hospital), 7.00%, 6-1-11,
   Prerefunded 6-1-01 at
   102% of Par (AMBAC)*        $                  560
                                       --------------
Washington--3.4%
     1,000  Washington State GO,
   Series B, 5.375%, 5-1-08                     1,019
     1,000  Washington State Public
   Power Supply Rev.,
   Series A, (Nuclear
   Project #1), 5.75%,
   7-1-12 (MBIA)                                1,006
                                       --------------
                                                2,025
                                       --------------
Wisconsin--2.1%
     1,180  Winneconne Community
   School District GO,
   6.75%, 4-1-14 (FGIC)                         1,285
                                       --------------
Wyoming--0.4%
       220  Wyoming Community
   Development Auth. Rev.,
   Series B, (Single Family
   Mortgage), 8.125%,
   6-1-21 (FHA)                                   229
                                       --------------
Total Municipal Securities--99.2%              59,723
                                       ==============
   (Cost $56,753)

SHORT-TERM TAX-EXEMPT
SECURITIES--0.8%
500  Ontario California Industrial
   Development Auth. Rev.,
   Series A, (Erenberg
   Partners), 4.00%, VRDO,
   11-6-96, resets weekly,
   final maturity 9-1-08
   (LOC: Tokai Bank of
   California Ltd.)                               500
                                       --------------
   (Cost $500)

TOTAL INVESTMENT
SECURITIES--100.0%                      $      60,223
                                       ==============
   (Cost $57,253)

See Notes to Financial Statments
                                       18

NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial  Guaranty Insurance Company
FHA = Federal  Housing  Authority
FSA = Financial  Security  Association
GO = General Obligation
LOC = Letter of Credit
MBIA = Municipal Bond Insurance Association resets = The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRDO = Variable Rate Demand Obligation. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective 10-31-96.

*Escrowed in U.S. Government Securities

**Inverse floaters bear interest rates that move inversely to market interest rates. Inverse floaters typically have durations twice as long as long-term bonds, which may cause their values to be twice as volatile as long-term bonds when market interest rates change.

+Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1996, was $571,129 which represented 0.7% of the net assets of Tax-Exempt Intermediate-Term.

                                       19

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1996

                                               Tax-Exempt           Tax-Exempt          Tax-Exempt
                                               Short-Term        Intermediate-Term      Long-Term

                                                    ($ In Thousands, Except Per-Share Amounts)
Assets
   Investment securities, at value (identified
    cost of $51,197, $77,976 and $57,253,
    respectively) (Note 3)..............         $51,590               $79,959              $ 60,223
   Interest receivable..................             815                1,333                  1,023
                                              -----------          -----------           -----------
                                                  52,405               81,292                 61,246
                                              -----------          -----------           -----------

Liabilities
   Disbursements in excess of
    demand deposit cash.................             438                  493                    391
   Payable for investments purchased....           2,020                   --                    --
   Payable for capital shares redeemed..              22                  128                    --
   Dividends payable....................              34                   62                     52
   Accrued management fees (Note 2).....              25                   41                     31
                                              -----------          -----------           -----------
                                                   2,539                  724                    474
                                              -----------          -----------           -----------
Net Assets Applicable
to Outstanding Shares...................         $49,866              $80,568                $60,772
                                              ===========          ===========           ===========

Capital Shares, $.01 par value
(In Thousands)
   Authorized...........................         200,000               200,000               200,000
                                              ===========          ===========           ===========
   Outstanding..........................           4,949                 7,788                 5,744
                                              ===========          ===========           ===========

Net Asset Value Per Share...............         $ 10.08                $10.35               $ 10.58
                                              ===========          ===========           ===========

Net Assets Consist Of:
   Capital (par value and paid-in surplus)    $   49,457           $    78,401           $    57,802
   Accumulated undistributed net
    realized gain from
    investment transactions.............              16                  184                     --
   Net unrealized appreciation
    on investments (Note 3).............             393                1,983                  2,970
                                              -----------          -----------           -----------
                                                 $49,866               $80,568              $ 60,772
                                              ===========          ===========           ===========

See Notes to Financial Statements
                                       20

STATEMENTS OF OPERATIONS
Year Ended October 31, 1996

                                              Tax-Exempt            Tax-Exempt          Tax-Exempt
                                              Short-Term        Intermediate-Term       Long-Term

                                              ------------------ ($ In Thousands) -----------------

Investment Income
Income:
   Interest.............................          $2,513                $4,273               $3,361
                                               ---------             --------              --------

Expenses:
   Management fees (Note 2).............             321                  485                   353
   Directors' fees and expenses.........               1                    1                     1
   Fees waived by manager (Note 2)......            (115)                  --                    --
                                               ---------             --------              --------
                                                     207                  486                   354
                                               ---------             --------              --------

Net investment income...................           2,306                3,787                 3,007
                                               ---------             --------              --------

Realized and Unrealized Gain (Loss)
on Investments (Note 3)
Net realized gain on investments........              23                  185                    27
Change in net unrealized
   appreciation on investments..........            (100)                (538)                  134
                                               ---------             --------              --------

Net realized and unrealized gain (loss)
on investments..........................             (77)                (353)                  161
                                               ---------             --------              --------

Net Increase in Net Assets
Resulting from Operations...............          $2,229                $3,434               $3,168
                                               =========             ========              ========

See Notes to Financial Statements
                                       21

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended October 31, 1996
and October 31, 1995

                                             Tax-Exempt                Tax-Exempt              Tax-Exempt
                                             Short-Term             Intermediate-Term          Long-Term

                                           -------------------------($ In Thousands)------------------------
Increase (Decrease) in Net Assets          1996        1995         1996        1995        1996        1995
                                           ----        ----         ----        ----        ----        ----
Operations
   Net investment income ...........      $2,306      $2,614       $3,787     $ 3,764      $3,007      $2,801
   Net realized gain (loss)
    on investment transactions......          23          25          185         553          27         (24)
   Change in net unrealized
    appreciation (depreciation)
    on investments..................        (100)        829         (538)      3,482         134       4,424
                                      ----------   ---------    ---------   ---------   ---------   ---------
   Net increase in net assets
    resulting from operations.......       2,229       3,468        3,434       7,799       3,168       7,201
                                      ----------   ---------    ---------   ---------   ---------   ---------

Distributions to Shareholders
   From net investment income.......      (2,306)     (2,614)      (3,787)     (3,764)     (3,007)     (2,801)
   From net realized gains from
    investment transactions.........          --          --         (549)       (639)         --        (225)
                                      ----------   ---------    ---------   ---------   ---------   ---------
   Decrease in net assets
     from distributions                   (2,306)     (2,614)      (4,336)     (4,403)     (3,007)     (3,026)
                                      ----------   ---------    ---------   ---------   ---------   ---------

Capital Share Transactions
   Proceeds from shares sold........      20,823      30,735       17,649      15,630      20,252      19,427
   Proceeds from reinvestment
    of distributions................       2,061       2,326        3,711       3,755       2,575       2,594
   Payments for shares redeemed.....     (31,778)    (35,935)     (20,138)   (23,933)     (20,213)    (19,163)
                                      ----------   ---------    ---------   ---------   ---------   ---------
   Net increase (decrease) in
    net assets from capital
    share transactions..............      (8,894)     (2,874)       1,222      (4,548)      2,614       2,858
                                      ----------   ---------    ---------   ---------   ---------   ---------

Net increase (decrease)
in net assets.......................      (8,971)     (2,020)         320      (1,152)      2,775       7,033

Net Assets
   Beginning of year................      58,837      60,857       80,248      81,400      57,997      50,964
                                      ----------   ---------    ---------   ---------   ---------   ---------
   End of year......................     $49,866     $58,837      $80,568    $80,248      $60,772     $57,997
                                      ==========   =========    =========   =========   =========   =========

Transactions in shares of the Funds:
(In thousands)
   Sold.............................       2,064       3,071        1,701       1,538       1,920       1,921
   Issued in reinvestment
    of distributions................         204         232          359         371         245         258
   Redeemed.........................      (3,148)     (3,589)      (1,949)     (2,366)     (1,925)     (1,906)
                                      ----------   ---------    ---------   ---------   ---------   ---------
   Net increase (decrease)..........        (880)       (286)         111        (457)        240         273
                                      ==========   =========    =========   =========   =========   =========

See Notes to Financial Statements
                                       22

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS October 31, 1996

1. Organization and Summary of Significant Accounting Policies

   Organization--
          Twentieth Century Investors, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term (the Funds) are three of the sixteen series of funds issued by the Corporation. The investment objective of Tax-Exempt Short-Term is to seek income generally exempt from federal income taxes. The Fund intends to pursue this by investing in tax-exempt bonds and maintaining a weighted average maturity of three years or less. The investment objective of Tax-Exempt Intermediate-Term is to seek a competitive level of income generally exempt from federal income taxes. The Fund intends to pursue this by investing in tax-exempt bonds and maintaining a weighted average maturity of three to 10 years. The investment objective of Tax-Exempt Long-Term is to seek a high level of income generally exempt from federal income taxes. The Fund intends to pursue this by investing in tax-exempt bonds and maintaining a weighted average maturity of 10 years or greater. The following significant accounting policies, related to all Funds, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--
          Securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of directors.

   Security Transactions--
          Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--
          Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

   Repurchase Agreements--
          The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, Investors Research Corporation (IRC), has determined are creditworthy pursuant to criteria adopted by the board of directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. IRC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

   Joint Trading Account--
          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with IRC, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

   Income Tax Status--
          It is the Funds' policy to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

                                       23

--------------------------------------------------------------------------------
   Distributions to Shareholders--
          Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

          The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

   Supplementary Information--
          Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, IRC, the Corporation's distributor, Twentieth Century Securities and the Corporation's transfer agent, Twentieth Century Services, Inc.

   Use of Estimates--
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. Transactions with Related Parties

          The Corporation has entered into a Management Agreement with IRC that provides the Funds with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee for Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term is .60%. The fee for Tax-Exempt Short-Term had been voluntarily waived by IRC through February 29, 1996. From November 1, 1995 through February 29, 1996, the management fees absorbed by IRC were $114,790.


3. Investment Transactions

          The aggregate cost of municipal debt obligations purchased (excluding short-term investments) for the year ended October 31, 1996, for
      Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term, and Tax-Exempt Long-Term totaled $35,494,048, $31,558,708 and $34,217,710, respectively.
      The  proceeds  from  sales  of  municipal  debt   obligations   (excluding
      short-term   investments)  for  the  year  ended  October  31,  1996,  for
      Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term totaled $80,890,340, $68,479,276 and $76,442,511, respectively.

          As of October 31, 1996, accumulated net unrealized appreciation of Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term were $393,459, $1,982,494 and $2,969,637, consisting of unrealized appreciation of $415,966, $2,062,096 and $3,017,585, and unrealized depreciation of $22,507, $79,602 and $47,948, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

                                       24

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
                                                   Tax-Exempt Short-Term
                                           Years ended October 31,           March 1, 1993
                                      -----------------------------------(inception) through
                                       1996          1995           1994   October 31, 1993
Net Asset Value,
Beginning of Period .............   $10.09        $9.95         $10.04        $10.00
                                  --------     ----------    ----------    ----------

Income from
Investment Operations

  Net Investment
  Income ........................      .43          .44            .36           .21

  Net Realized
  and Unrealized
  Gains (Losses) ................     (.01)         .14           (.09)          .04
                                  --------     ----------    ----------    ----------

  Total from
  Investment Operations .........      .42          .58            .27           .25
                                  --------     ----------    ----------    ----------

Distributions

  From Net
  Investment Income .............     (.43)       (.440)         (.362)        (.214)
                                  --------     ----------    ----------    ----------

Net Asset Value,
End of Period ...................   $10.08       $10.09          $9.95        $10.04
                                  ========     ==========    ==========    ==========

  Total Return(1) ...............    4.26%        5.95%          2.75%         2.55%

Ratios/Supplemental Data

  Ratio of Expenses
  to Average Net Assets .........  .38%(2)           --            --             --

  Ratio of Net Investment
  Income to Average
  Net Assets ....................   4.28%          4.38%         3.62%        3.09%(3)

  Portfolio
  Turnover Rate .................     68%            78%           42%            3%

  Net Assets, End
  of Period (in thousands) ...... $49,866        $58,837       $60,857       $52,265

--------------------------------------------------------------------------------
1 Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

2 Investors Research Corporation had voluntarily waived its management fee through February 29, 1996. In absence of the waiver, the ratio of operating expenses to average net assets would have been .60%.

3 Annualized

See Notes to Financial Statements
                                       25

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

                                                       Tax-Exempt Intermediate-Term
                                                          Years Ended October 31,
                                      -------------------------------------------------------------------
                                      1996           1995          1994          1993(1)          1992(1)
---------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period...........        $10.45        $10.01         $10.75        $10.27        $10.06
                                    --------      ----------    ----------     ----------    ----------

Income from
Investment Operations

  Net Investment
  Income .....................           .48           .49            .48           .48           .48

  Net Realized
  and Unrealized
  Gains (Losses)..............          (.03)          .52           (.61)          .55           .21
                                    --------      ----------    ----------     ----------    ----------

  Total from
  Investment Operations.......           .45          1.01           (.13)         1.03           .69
                                    --------      ----------    ----------     ----------    ----------

Distributions

  From Net
  Investment Income...........          (.48)         (.487)         (.476)        (.476)        (.481)

  From Net Realized
  Gains on Investment
  Transactions................          (.07)         (.082)         (.133)        (.078)          --
                                    --------      ----------    ----------     ----------    ----------

  Total Distributions.........          (.55)         (.569)         (.609)        (.554)        (.481)
                                    --------      ----------    ----------     ----------    ----------

Net Asset Value,
End of Period.................        $10.35        $10.45         $10.01        $10.75        $10.27
                                    ========      ==========    ==========     ==========    ==========

  Total Return(2).............        4.47%          10.41%       (1.25%)       10.25%           7.00%

Ratios/Supplemental Data

  Ratio of Expenses
  to Average Net Assets.......         .60%            .60%          .60%         .72%           .98%3

  Ratio of Net Investment
  Income to Average
  Net Assets..................        4.66%           4.77%         4.59%        4.51%           4.68%

  Portfolio
  Turnover Rate...............          39%             32%           74%          38%             36%

  Net Assets, End
  of Period (in thousands)...       $80,568         $80,248       $81,400      $98,740         $76,745

--------------------------------------------------------------------------------
1 The data presented has been restated to give effect to a 10 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

2  Total  return   assumes   reinvestment   of  dividends   and  capital   gains
distributions, if any.

3 Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during the period.

See Notes to Financial Statements
                                       26

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
                                                            Tax-Exempt Long-Term
                                                           Years Ended October 31,
                                    --------------------------------------------------------------------
                                      1996           1995          1994          1993(1)        1992(1)
                                      ----           ----          ----          -------        -------
Net Asset Value,
Beginning of Period...........        $10.54         $9.75         $11.10        $10.36        $10.23
                                    --------      ----------    ----------     ----------    ----------

Income from
Investment Operations

  Net Investment
  Income .....................           .53           .53            .52           .53           .53

  Net Realized
  and Unrealized
  Gains (Losses)..............           .04           .83          (1.01)          .90           .22
                                    --------      ----------    ----------     ----------    ----------

  Total from
  Investment Operations.......           .57          1.36           (.49)         1.43           .75
                                    --------      ----------    ----------     ----------    ----------

Distributions

  From Net
  Investment Income...........          (.53)         (.532)         (.519)        (.529)        (.530)

  From Net Realized
  Gains on Investment
  Transactions................           --           (.044)         (.342)        (.161)        (.088)

  In Excess of Net
  Realized Gains..............           --             --             --         (.003)           --
                                    --------      ----------    ----------     ----------    ----------

  Total Distributions.........          (.53)         (.576)         (.861)        (.693)        (.618)
                                    --------      ----------    ----------     ----------    ----------

Net Asset Value,
End of Period.................        $10.58         $10.54          $9.75        $11.10        $10.36
                                    ========      ==========    ==========     ==========    ==========

  Total Return(2).............         5.60%         14.45%         (4.70%)        14.32%         7.43%

Ratios/Supplemental Data

  Ratio of Expenses
  to Average Net Assets.......         .59%            .59%          .60%         .73%           .98%(3)

  Ratio of Net Investment
  Income to Average
  Net Assets..................        5.06%           5.24%         5.00%        4.90%           5.07%

  Portfolio
  Turnover Rate...............          60%             61%           66%          81%             88%

  Net Assets, End
  of Period (in thousands) ...      $60,772         $57,997       $50,964      $70,757         $61,825

--------------------------------------------------------------------------------
1 The data presented has been restated to give effect to a 10 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

2  Total  return   assumes   reinvestment   of  dividends   and  capital   gains
distributions, if any.

3 Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during the period.

See Notes to Financial Statements
                                       27

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS' REPORT
To the Shareholders and Board of Directors:
Twentieth Century Investors, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Tax-Exempt Short-Term Fund, Tax-Exempt Intermediate-Term Fund and Tax-Exempt Long-Term Fund (three of the sixteen funds comprising TWENTIETH CENTURY INVESTORS, INC.), as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax-Exempt Short-Term Fund, Tax-Exempt Intermediate-Term Fund and Tax-Exempt Long-Term Fund as of October 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.



                                            /s/ BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON
Kansas City, Missouri
November 20, 1996
                                       28

                                  [blank page]


TWENTIETH CENTURY INVESTORS, INC.

Investment Manager
INVESTORS RESEARCH CORPORATION
Kansas City, Missouri

This report and the  financial
statements   it  contains  are
submitted   for  the   general
information       of       our
shareholders.  The  report  is
not       authorized       for
distribution   to  prospective
investors  unless  preceded or
accompanied  by  an  effective
prospectus.


Twentieth Century Mutual Funds
and The Benham Group
------------------------------
P.O. Box 419200
Kansas City, Missouri
64141-6200
------------------------------
Person-to-person assistance:
1-800-345-2021 or 816-531-5575
------------------------------
Automated information line:
1-800-345-8765
------------------------------
Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865
------------------------------
Fax: 816-340-7962
------------------------------
Internet: www.twentieth-century.com

SH-BKT-6143    [Recycled Logo]
9612              Recycled

Twentieth Century Securities, Inc.


                                TWENTIETH CENTURY
                                   Tax-Exempt
                                      Funds

                                  Annual Report
                                October 31, 1996


                              Tax-Exempt Short-Term
                          Tax-Exempt Intermediate-Term
                              Tax-Exempt Long-Term
                          ----------------------------
                                TWENTIETH CENTURY
                                 INVESTORS, INC.






                                TWENTIETH CENTURY


                                   Diversified
                                   Bond Funds


                                  Annual Report
                                   OCTOBER 31,
                                      1996

                                Limited-Term Bond
                             Intermediate-Term Bond
                                 Long-Term Bond

--------------------------------------------------------------------------------
                       TWENTIETH CENTURY INVESTORS, INC.

                                  [cover page]


TABLE OF CONTENTS
Our Message to You........................................................1
Investment Philosophy.....................................................2
Period Overview...........................................................3
Credit Review and Analysis................................................4
Management Q&As
    Limited-Term Bond.....................................................5
    Intermediate-Term Bond................................................7
    Long-Term Bond........................................................9
Schedules of Investments
    Limited-Term Bond....................................................11
    Intermediate-Term Bond...............................................12
    Long-Term Bond.......................................................14
Statements of Assets and Liabilities.....................................17
Statements of Operations.................................................18
Statements of Changes in Net Assets......................................19
Notes to Financial Statements............................................20
Financial Highlights.....................................................23
Independent Accountants' Report..........................................26

IMPORTANT NOTICE FOR ALL IRA AND 403(b) SHAREHOLDERS
     Any distribution you receive from an IRA and certain 403(b) distributions [those not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold this amount, you may send us a written election not to have federal income tax withheld. Your written election is valid for six months from the date of receipt by Twentieth Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written election not to withhold within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Conversions/Redemptions form or an IRS Form W-4P. Call Twentieth Century for either form. Your written election is valid for only six months from the date of receipt by Twentieth Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

     Twentieth Century Mutual Funds and The Benham Group are registered service marks of Twentieth Century Services, Inc. and Benham Management Corporation, respectively. American Century is a service mark of Twentieth Century Services, Inc.

                                                                October 31, 1996
--------------------------------------------------------------------------------
OUR MESSAGE TO YOU
    The 12 months ended October 31, 1996, were distinguished by change, both in the U.S. bond market and at Twentieth Century. After a rocky period in the first half of 1996, bonds stabilized during the summer and enjoyed a rebound in October. In the following pages, our investment management team provides some further details about the market's changing direction and how your fund was managed throughout the period.

    Changing market conditions underscore the importance of quality investments. Our commitment to quality securities is exemplified by the expansion of our credit research team. The five members of the team carry out in-depth analysis on all securities considered for purchase by Twentieth Century/Benham money market and bond funds. Over the past year, the team established a new credit management system that defines investment limits to cap our funds' exposure to individual issuers, countries or industries. The team plays an important role in the management of the Diversified Bond funds, helping to identify quality securities with undervalued credit ratings.

[photo of James E. Stowers and James E. Stowers III]

     On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services, including the Benham family of U.S. Treasury, government and municipal funds. Another integration landmark is the new Twentieth Century Web site. If you use a personal computer and have access to the Internet, we've made it easier for you to download information about Twentieth Century and Benham funds and access your fund accounts. You can view account balances, exchange shares between existing accounts and make additional investments. The Web site address is: www.twentieth-century.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

    In October, we announced the new name for our recently integrated company. Beginning January 1, 1997, we will serve you under the name American Century Investments, which reflects our expanded identity, the spirit of independence common to Twentieth Century and Benham, and our optimism for a new century of continued American prosperity. American Century's fund family will be divided into three groups--the Benham Group, American Century Group and Twentieth Century Group. Limited-Term Bond, Intermediate-Term Bond and Long-Term Bond will be part of the Benham Group because the funds' investment style matches key attributes of that group.

    You may have noticed that this annual report includes only Limited-Term Bond, Intermediate-Term Bond and Long-Term Bond, whereas in the past it covered nine funds. This new focused format allows us to give you better information by tailoring the report specifically to the issues that are most relevant to you and your fund.

    We continue to work to provide you with information and services that we believe are useful and convenient to you. Thank you for investing with us.

Sincerely,

/s/James E. Stowers
James E. Stowers
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer

                                       1

INVESTMENT PHILOSOPHY

    Twentieth Century introduced its first fixed-income fund in 1982. Today, with Twentieth Century's acquisition of The Benham Group, the combined company offers 41 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.


--------------------------------------------------------------------------------
Diversified Bond Funds

    Limited-Term Bond, which was established on March 1, 1994, is intended for investors seeking income with limited price fluctuations. The fund invests primarily in investment-grade* corporate securities and other debt instruments, and it seeks to maintain a weighted average maturity of five years or less.

    Intermediate-Term Bond, which was established on March 1, 1994, is intended for investors who seek a higher level of income than that provided by Limited-Term Bond but with somewhat greater price volatility. The fund invests in investment-grade securities and seeks to maintain a weighted average maturity of 3-10 years.

    Long-Term Bond, which was established on March 2, 1987, is intended for investors who seek higher income and can accept the greater price volatility associated with long-term bonds. The fund invests primarily in investment-grade corporate bonds and other debt instruments, and it seeks to maintain a weighted average maturity of 10 years or more. NOTE: Effective March 1, 1997, the fund's weighted average maturity restrictions will change. See the management discussion on page 10 for more details.


--------------------------------------------------------------------------------
Comparative Indices

    The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

    The Merrill Lynch Government/Corporate (1-5 Year) Index is a market-value-weighted index composed of corporate and Treasury debt with an overall maturity of approximately three years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are all rated BBB or better by Standard & Poor's.

    The Lehman Intermediate Government/ Corporate Index includes the Lehman Government and Corporate Bond Indices, which reflect the price fluctuations of U.S. Treasury and government agency securities, corporate bonds and Yankee bonds with maturities of 1-10 years.

    The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, which reflect the price fluctuations of Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

* Securities rated Baa or above by Moody's Investors Service, Inc. and BBB or above by Standard & Poor's Corporation are considered to be investment-grade.

Portfolio Management Team
--------------------------------------------------------------------------------
Bud Hoops, Vice President and Senior Portfolio Manager

Jeffrey Houston, Portfolio Manager


Credit Research Team
--------------------------------------------------------------------------------
Vicki Zesses, Corporate Credit Research Manager

Greg Afiesh, Credit Analyst

John Walsh, Credit Analyst

Michael Difley, Credit Analyst

Sudha Mani, Associate Credit Analyst

                                       2
                                                                October 31, 1996
--------------------------------------------------------------------------------
PERIOD OVERVIEW

U.S. Economy
    A series of interest rate cuts by the Federal Reserve (the Fed) beginning in 1995 and culminating in January 1996 helped the U.S. economy rebound in 1996. An improving retail sector, surging auto sales and a resilient housing market helped the economy expand at an impressive 4.7% annual rate in the second quarter of 1996. The economy remained strong throughout the summer as healthy employment growth sent the national unemployment rate to a six-year low of 5.1%. However, this trend appeared to reverse itself in the third quarter as economic growth slowed to a more sedate 2.2% annual pace. Some recent economic data seem to suggest that slowing could continue, but there has been enough conflicting evidence to cause considerable uncertainty about the rate of growth going forward.

    In spite of the second-quarter surge in growth, inflation remained tame during the period. For the 12 months ended October 31, inflation (as measured by the consumer price index) rose at a 3.0% annualized rate. In light of this lack of inflationary pressure, the Fed held short-term interest rates steady from February through October.

U.S. Bond Market
    Much like the economy, the U.S. bond market experienced several distinct shifts during the 12 months ended October 31, 1996. The end result was slightly positive performance across all maturity sectors. For example, the two-year Treasury note posted a total return of 5.6% during the period, while the 30-year Treasury bond returned 2.7%.

    In late 1995, the bond market extended its year-long rally as the economy continued to grow at a moderate pace. But bond yields soared during the first and second quarters of 1996 when signs of stronger economic growth sparked inflation fears. The 30-year Treasury bond yield, which had fallen as low as 6% in January, rose above 7% by May as the market priced in a short-term interest rate increase by the Fed (see the accompanying graph).

    Bonds traded listlessly throughout the summer, reflecting the market's uncertainty about the economic outlook. But the Fed held short-term interest rates steady through the end of the period, and increasing evidence of moderating economic growth ultimately convinced the bond market that a rate hike was unnecessary. This conclusion sparked a substantial rebound in bond prices, causing Treasury yields to fall by 30-40 basis points (a basis point equals 0.01%) across the maturity spectrum in October.

    Mortgage-backed securities, with their higher yields, were the top-performing fixed-income sector during the twelve-month period. Among other bond sectors, corporate bonds outperformed Treasury and government securities. The strengthening economy led to improving business conditions and better credit quality among corporate securities, which in turn enhanced the price gains of corporate bonds.

[line graph - data below]
Treasury Yield Curve
Years             10/31/95          4/30/96          10/31/96
1                 5.541%            5.611%           5.404%
2                 5.608             6.043            5.732
3                 5.681             6.183            5.860
4                 5.740             6.320            5.890
5                 5.804             6.409            6.070
6                 5.872             6.495            6.105
7                 5.940             6.580            6.140
8                 5.966             6.610            6.207
9                 5.992             6.640            6.274
10                6.018             6.670            6.341
11                6.034             6.711            6.376
12                6.051             6.752            6.411
13                6.067             6.793            6.445
14                6.084             6.834            6.480
15                6.100             6.875            6.515
16                6.116             6.916            6.550
17                6.132             6.957            6.585
18                6.148             6.998            6.620
19                6.164             7.039            6.655
20                6.180             7.080            6.690
21                6.195             7.062            6.685
22                6.210             7.044            6.680
23                6.225             7.026            6.675
24                6.240             7.008            6.670
25                6.255             6.990            6.665
26                6.270             6.973            6.660
27                6.286             6.956            6.655
28                6.301             6.938            6.651
29                6.317             6.921            6.646
30                6.332             6.904            6.641

                                       3

CREDIT REVIEW AND ANALYSIS
    Corporate credit conditions improved during the twelve months ended October 31, 1996. Increased efficiency and a stronger U.S. economy led to improving business conditions for many corporations. As a result, credit quality among corporate securities improved. Significant credit upgrades during the period occurred among the securities of industrial companies, most recently in the airline sector. In the financial sector, banks continued a credit upgrade trend that began a few years ago, while a rising stock market and heavy initial public offering (IPO) activity translated into upgrades for broker-dealers.

    Despite the improving credit conditions, several broad credit trends developed during the period that may generate credit downgrades for individual companies in the coming year. One of those is a tendency toward disaggregation of large, diversified corporations in mature industries. While spinning off business units may create the opportunity to enhance shareholder value, this trend is potentially negative for holders of corporate debt because it lessens a company's revenue diversification among multiple lines of business.

    Another development is a trend toward stock buy-backs. Improved corporate efficiencies have led to stronger cash flows, which many companies are using to enhance shareholder value by repurchasing stock. Stock buy-backs draw down cash reserves that could have been used to retire debt.

    A third trend with implications for corporate credit quality is the rising number of mergers and acquisitions in mature industries, such as utilities and railroads. Mergers can increase a company's debt load because the acquisition itself may be financed through debt and the acquisition target may bring its own debt to the acquiring company. However, mergers and acquisitions can be positive from the debtholder's perspective because aggregation adds diversity to the business and can improve cash flows and generate greater efficiency in the long run. Banking is an excellent example of an industry that benefited from consolidation.

    Changing environments in specific industries are also having an effect on credit conditions. For example, electric utility companies incurred heavy debt to expand facilities and build nuclear plants in the regulated environment of the 1970s and 1980s, but they now face impending deregulation in many states. As a result, utilities will need to become more efficient and produce power more cheaply to survive in a competitive marketplace. In the short term, deregulation will be phased in gradually from state to state, allowing companies the opportunity to create efficiencies. Over the long term, however, credit quality may be strained for electric utilities burdened by excessive debt or needing a significant overhaul to be competitive.

    Deregulation has also had an impact on the telecommunications industry. Federal legislation passed by Congress in early 1996 deregulated portions of the industry and eliminated many barriers to competition. Expansion into new areas, as well as rapidly advancing technology, has changed the face of the telecommunications industry. In general, the growing number of subscribers over the last several years has provided a steady inflow of cash for telecommunications companies. But new ventures and mergers with other businesses (such as media conglomerates), as well as the need to stay abreast of changing technology, will strain cash flows for some while producing new opportunities for others. As these businesses evolve, they need to be constantly re-evaluated from a credit standpoint.

                                       4

                                                                October 31, 1996
--------------------------------------------------------------------------------
LIMITED-TERM BOND
--------------------------------------------------------------------------------
Management Q & A

    An interview with Jeff Houston, a portfolio manager on the Diversified Bond management team.

Q:   How did the fund perform?

A: Limited-Term Bond slightly outperformed its peer group average. For the fiscal year ended October 31, 1996, the fund posted a total return of 5.48%, compared with the 5.44% average return of the 98 "Short Investment-Grade Debt Funds" tracked by Lipper Analytical Services.

Q:   How was the fund positioned during the period?

A: We tend to maintain a fairly consistent average maturity and duration for the fund. The fund's neutral position is an average maturity of about two years and a duration around 1.75 years. Coming off the strong bond rally of 1995, the fund's maturity and duration were longer than neutral in the early part of 1996, but we shortened it back to neutral as evidence of stronger economic growth appeared.

Q: Over the past year, you've been reducing the fund's corporate bond holdings and increasing its Treasury holdings. Why?

A: We believe that corporate securities have become overvalued compared to Treasurys in the short-term sector of the market. Corporate securities typically offer higher yields as compensation for increased credit risk, but improving corporate credit quality


                                      QUICK
                                      FUND
                                      FACTS


                                LIMITED-TERM BOND


                                    Strategy:
                                 Current income
                             with limited principal
                                  fluctuations.


                                 Inception date:
                                  March 1, 1994


                                      Size:
                                  $8.1 million
                            (as of October 31, 1996)

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of October 31, 1996)

                 Limited-Term     Merrill Lynch Govt./
                     Bond         Corp (1-5 Year) Index
                     ----         ---------------------
6 Months+             3.50%               4.07%
1 Year                5.48%               5.92%
Inception             5.30%               6.13%
(3/1/94 to 10/31/96)
+Actual cumulative return

[pie chart]
--------------------------------------------------------------------------------
Asset Allocation
(as of October 31, 1996)

U.S. Treasury Securities 40%
Corporate Bonds 36%
Other Asset-Backed Securities 10%
Mortgage-Backed Securities 7%
Sovereign Governments & Agencies 4%
Cash 3%
                          Percent of fund investments.

[mountain graph - data below]
--------------------------------------------------------------------------------
$10,000 Over Life of Fund

Value on 10/31/96:

$11,477 Limited-Term Bond

$11,721 Merrill Lynch Govt/Corp (1-5 Year)

$10,789 Consumer Price Index*

$10,000
investment
made on 3/1/94
(Inception date)


            Limited-Term         Merrill Lynch Govt/        Consumer Price Index
            Bond                 Corp (1-5 Year)
3/1/94     $10000               $10000                     $10000
Mar-94      9933                 9909                       10034
Apr-94      9888                 9851                       10048
May-94      9887                 9865                       10055
Jun-94      9907                 9885                       10089
Jul-94      9999                 9990                       10117
Aug-94      10030                10026                      10157
Sep-94      9990                 9974                       10184
Oct-94      9992                 9988                       10192
Nov-94      9958                 9935                       10205
Dec-94      9980                 9961                       10205
Jan-95      10102                10113                      10246
Feb-95      10230                10285                      10287
Mar-95      10291                10347                      10321
Apr-95      10393                10454                      10355
May-95      10582                10699                      10375
Jun-95      10621                10763                      10396
Jul-95      10650                10791                      10396
Aug-95      10722                10865                      10423
Sep-95      10795                10927                      10444
Oct-95      10881                11035                      10478
Nov-95      10986                11152                      10471
Dec-95      11072                11252                      10463
Jan-96      11169                11353                      10525
Feb-96      11108                11274                      10559
Mar-96      11098                11242                      10614
Apr-96      11089                11231                      10655
May-96      11119                11238                      10675
Jun-96      11194                11335                      10682
Jul-96      11236                11376                      10702
Aug-96      11256                11403                      10722
Sep-96      11365                11528                      10757
Oct-96      11477                11721                      10789

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Merrill Lynch Govt/Corp Index's total return line does not.

*Source: Lipper Analytical Services, Inc.

                                       5

--------------------------------------------------------------------------------
LIMITED-TERM BOND

     has caused the spreads between corporate and Treasury yields to narrow dramatically. In fact, corporate/Treasury yield spreads among securities with maturities of less than five years are at their tightest levels since 1990. As a result, we've taken profits by selling some of the fund's corporate holdings and shifting into Treasury securities.

Q: Is this why the fund's percentage of AAA-rated securities increased during the fiscal year?

A: The additional Treasurys are part of the reason, but the fund's increased holdings of asset-backed securities also contributed to the improved credit quality. Asset-backed securities are typically backed by pools of credit card debt, auto loans or home equity loans, and they're usually rated AAA because they are structured to provide very high levels of credit protection.

Q: Looking ahead, what is your outlook for the bond market over the next six months?

A: The U.S. economy appears to have slowed from the rapid pace it established earlier in the year and settled into what the Federal Reserve calls a "sustainable level of economic growth"--an annual growth rate of 2.0%-2.5%. This slowdown helped bonds rally in October and November. If these economic conditions persist, we expect Fed policy to remain static and bond yields to trade in a fairly narrow range over the next few months.

     Though we are cautiously optimistic, we're watching a couple of factors closely. The first is inflation--with unemployment at historically low levels, rising labor costs could put upward pressure on consumer prices in 1997. We'll also be keeping an eye on the 105th Congress, which will consider a balanced federal budget and entitlement reform in the coming year. The outcome of these debates could have a profound effect on the bond market.

Q:   Given this outlook, what are your plans for the fund going forward?

A: For now, we intend to maintain the fund's neutral position, holding its average maturity and duration steady. We will likely continue to underweight corporate securities and look to expand our holdings of other types of fixed-income securities when quality and yield spreads indicate good value.


Quality Diversification (as of October 31, 1996)
--------------------------------------------------------------------------------


                 (Moody's Rating)                % of fund investments
                      AAA                                  60%
                       AA                                   4%
                        A                                  19%
                      BBB                                  17%
                                                          ----
                                                          100%
                                                          ====


Weighted Average Maturity (as of October 31, 1996)
--------------------------------------------------------------------------------

                               Years                 2.1

Weighted average maturity indicates the average time until the principal on the fund's bond portfolio is expected to be repaid, weighted by dollar amount.

Duration (as of October 31, 1996)
--------------------------------------------------------------------------------

                               Years                 1.7

Duration is a measure of the sensitivity of a portfolio to changes in interest rates. As the duration of a fund increases, the impact of a change in interest rates on the value of its portfolio also increases.

          Limited-Term Bond schedule of investments begins on page 11.

                                       6

                                                                October 31, 1996
--------------------------------------------------------------------------------

INTERMEDIATE-TERM BOND

--------------------------------------------------------------------------------
Management Q & A


    An interview with Jeff Houston, a portfolio manager on the Diversified Bond management team.

Q:   How did the fund perform?

A: Intermediate-Term Bond performed well compared to its peer group. For the fiscal year ended October 31, 1996, the fund posted a total return of 5.36%, compared with the 5.12% average return of the 176 "Intermediate Investment-Grade Debt Funds" tracked by Lipper Analytical Services.

Q:   How was the fund positioned during the period?

A: We positioned the fund to make the most of the prevailing economic conditions. In late 1995, we lengthened the fund's average maturity and duration to participate in the strong bond rally. However, we shortened the maturity and duration to a more neutral position as evidence of stronger economic growth appeared in the first quarter of 1996. We shortened further in the summer as fears of a Fed interest rate increase roiled the markets. But these fears abated as economic momentum slowed, so we resumed our neutral posture at the end of the period.

Q:   What changes did you make to the fund's composition?

A: We cut back on the fund's holdings of corporate securities because we believe they have become overvalued compared to Treasurys. Corporate securities typically offer high-

                                      QUICK
                                      FUND
                                      FACTS

                             INTERMEDIATE-TERM BOND


                                    Strategy:
                          High level of current income.


                                 Inception date:
                                  March 1, 1994


                                      Size:
                                  $15.6 million
                            (as of October 31, 1996)


--------------------------------------------------------------------------------
Average Annual Total Returns
(as of October 31, 1996)

               Intermediate-Term  Lehman Intermediate
                     Bond           Govt./Corp. Index
--------------------------------------------------------------------------------
6 Months+             4.66%               4.59%
1 Year                5.36%               5.81%
Inception             5.97%               6.18%
(3/1/94 to 10/31/96)
+Actual cumulative return

[pie chart]
--------------------------------------------------------------------------------
Asset Allocation
(as of October 31, 1996)

Corporate Bonds 52%
U.S. Treasury Securities 25%
Mortgage-Backed Securities 10%
Other Asset-Backed Securities 8%
Sovereign Governments & Agencies 4%
Cash 1%
                          Percent of fund investments.

[mountain graph - data below]
--------------------------------------------------------------------------------
$10,000 Over Life of Fund

Value on 10/31/96:

$11,674 Intermediate-Term Bond

$11,735 Lehman Intermediate Govt./Corp. Index

$10,789 Consumer Price Index*

$10,000
investment
made on 3/1/94
(Inception date)


            Intermediate-      Lehman Intermediate         Consumer Price Index
            Term Bond          Govt/Corp
3/1/94     $10000             $10000                      $10000
Mar-94      9856               9835                        10034
Apr-94      9784               9768                        10048
May-94      9798               9775                        10055
Jun-94      9800               9776                        10089
Jul-94      9926               9917                        10117
Aug-94      9950               9947                        10157
Sep-94      9881               9856                        10184
Oct-94      9876               9855                        10192
Nov-94      9840               9811                        10205
Dec-94      9879               9845                        10205
Jan-95      10014              10011                       10246
Feb-95      10200              10219                       10287
Mar-95      10264              10277                       10321
Apr-95      10369              10403                       10355
May-95      10701              10717                       10375
Jun-95      10753              10789                       10396
Jul-95      10743              10790                       10396
Aug-95      10863              10888                       10423
Sep-95      10949              10967                       10444
Oct-95      11080              11089                       10478
Nov-95      11232              11234                       10471
Dec-95      11372              11352                       10463
Jan-96      11472              11449                       10525
Feb-96      11286              11315                       10559
Mar-96      11215              11258                       10614
Apr-96      11154              11218                       10655
May-96      11129              11209                       10675
Jun-96      11253              11328                       10682
Jul-96      11277              11362                       10702
Aug-96      11264              11371                       10722
Sep-96      11448              11529                       10757
Oct-96      11674              11735                       10789

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Lehman Int. Govt/Corp Index's total return line does not.

*Source: Lipper Analytical Services, Inc.

                                       7

--------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND

     er yields as compensation for increased credit risk, but improving corporate credit quality has caused the spreads between corporate and Treasury yields to narrow dramatically. In fact, corporate/Treasury yield spreads are at their tightest levels since 1990. As a result, we've taken profits by selling some of the fund's corporate securities, although they still constitute about half of the fund's portfolio.

     We replaced the fund's corporate holdings with other fixed-income securities, most notably asset-backed securities. Asset-backed securities are typically backed by pools of credit card debt, auto loans or home equity loans, and they're usually rated AAA because they are structured to provide very high levels of credit protection. Adding a combination of asset-backed and Treasury securities to the fund's portfolio helped improve its overall credit quality during the year.

Q: Looking ahead, what is your outlook for the bond market over the next six months?

A: The U.S. economy appears to have slowed from the rapid pace it established earlier in the year and settled into what the Federal Reserve calls a "sustainable level of economic growth"--an annual growth rate of 2.0%-2.5%. This slowdown helped bonds rally in October and November. If these economic conditions persist, we expect Fed policy to remain static and bond yields to trade in a fairly narrow range over the next few months.

     Though we are cautiously optimistic, we're watching a couple of factors closely. The first is inflation--with unemployment at historically low levels, rising labor costs could put upward pressure on consumer prices in 1997. We'll also be keeping an eye on the 105th Congress, which will consider a balanced federal budget and entitlement reform in the coming year. The outcome of these debates could have a profound effect on the bond market.

Q:   Given this outlook, what are your plans for the fund going forward?

A: For now, we intend to maintain the fund's neutral position, holding its average maturity and duration steady. We will likely continue to underweight corporate securities and look to expand our holdings of other types of fixed-income securities when quality and yield spreads indicate good value. We believe that mortgage-backed securities look especially attractive--they are among the highest-yielding government securities available and tend to outperform other fixed-income sectors when interest rates are steady.

Quality Diversification (as of October 31, 1996)
--------------------------------------------------------------------------------


           (Moody's Rating)                % of fund investments
                 AAA                                44%
                  AA                                 5%
                   A                                32%
                 BBB                                19%
                                                  -----
                                                   100%
                                                  =====

Weighted Average Maturity (as of October 31, 1996)
--------------------------------------------------------------------------------

                               Years                 6.4


Weighted average maturity indicates the average time until the principal on the fund's bond portfolio is expected to be repaid, weighted by dollar amount.

Duration (as of October 31, 1996)
--------------------------------------------------------------------------------

                               Years                 4.0


Duration is a measure of the sensitivity of a portfolio to changes in interest rates. As the duration of a fund increases, the impact of a change in interest rates on the value of its portfolio also increases.

        Intermediate-Term Bond schedule of investments begins on page 12.

                                       8

                                                                October 31, 1996
--------------------------------------------------------------------------------
LONG-TERM BOND

--------------------------------------------------------------------------------
Management Q & A

    An interview with Bud Hoops, vice president and a senior portfolio manager on the Diversified Bond management team.

Q:   How did the fund perform?

A: Long-Term Bond outperformed its peer group average. For the fiscal year ended October 31, 1996, the fund posted a total return of 4.91%, compared with the 4.82% average return of the 111 "A-Rated Debt Funds" tracked by Lipper Analytical Services.

Q:   How was the fund positioned during the period?

A: We positioned the fund to make the most of the prevailing economic conditions. In late 1995, we lengthened the fund's average maturity and duration to participate in the strong bond rally. However, we shortened the maturity and duration back to a more neutral position as evidence of stronger economic growth appeared in the first quarter of 1996. We maintained this neutral position for the remainder of the period, keeping the fund's average maturity around eleven years and its duration around five years.

     We also selectively added BBB-rated corporate bonds to the fund's portfolio, increasing its BBB-rated exposure to more than 20%. In addition to their relatively high yields, BBB-rated securities offer the opportunity for price gains from credit-rating upgrades. Corporate credit conditions improved significantly over the past year, and many BBB-rated securities benefited. We worked closely with our corporate credit research team to find the most likely

                                      QUICK
                                      FUND
                                      FACTS

                                 LONG-TERM BOND


                                    Strategy:
                          High level of current income.


                                 Inception date:
                                  March 2, 1987

                                      Size:
                                 $142.6 million
                            (as of October 31, 1996)


--------------------------------------------------------------------------------
Average Annual Total Returns
(as of October 31, 1996)
                   Long-Term        Lehman Aggregate
                     Bond              Bond Index
--------------------------------------------------------------------------------
6 Months+             5.14%               5.29%
1 Year                4.91%               5.85%
5 Years               7.48%               7.70%
Inception             7.69%               8.45%
(3/2/87 to 10/31/96)
+Actual cumulative return

[pie chart]
--------------------------------------------------------------------------------
Asset Allocation
(as of October 31, 1996)

Corporate Bonds 56%
U.S. Treasury Securities 24%
Mortgage-Backed Securities 14%
Sovereign Governments & Agencies 5%
U.S. Government Agency Securities 1%

                          Percent of fund investments.

[mountain graph - data below]
--------------------------------------------------------------------------------
$10,000 Over Life of Fund

Value on 10/31/96:

$20,468 Long-Term Bond

$21,913 Lehman Aggregate Bond Index

$14,179 Consumer Price Index*

$10,000
investment
made on 3/2/87
(Inception date)


           Long-Term Bond       Lehman Aggregate Bond     Consumer Price Index
3/2/87    $10000               $10000                    $10000
Mar-87     9890                 9955                      10045
Jun-87     9620                 9777                      10171
Sep-87     9109                 9510                      10299
Dec-87     9790                 10062                     10338
Mar-88     10207                10441                     10436
Jun-88     10259                10564                     10571
Sep-88     10455                10774                     10732
Dec-88     10606                10856                     10795
Mar-89     10642                10980                     10956
Jun-89     11612                11855                     11117
Sep-89     11651                11989                     11198
Dec-89     12089                12435                     11296
Mar-90     11657                12335                     11529
Jun-90     12086                12786                     11636
Sep-90     12036                12896                     11888
Dec-90     12820                13548                     11986
Mar-91     13086                13926                     12094
Jun-91     13233                14154                     12184
Sep-91     14123                14958                     12291
Dec-91     15063                15717                     12353
Mar-92     14739                15516                     12479
Jun-92     15349                16143                     12561
Sep-92     16027                16837                     12659
Dec-92     15905                16882                     12712
Mar-93     16596                17579                     12864
Jun-93     17024                18045                     12936
Sep-93     17547                18516                     12998
Dec-93     17519                18527                     13061
Mar-94     16949                17996                     13186
Jun-94     16671                17810                     13257
Sep-94     16706                17919                     13383
Dec-94     16733                17987                     13410
Mar-95     17621                18893                     13563
Jun-95     18869                20044                     13662
Sep-95     19252                20437                     13725
Dec-95     20128                21308                     13752
Mar-96     19637                20930                     13949
Jun-96     19672                21050                     14038
Sep-96     20003                21439                     14136
Oct-96     20468                21913                     14179


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Lehman Aggregate Bond Index's total return line does not.

*Source: Lipper Analytical Services, Inc.

                                       9

--------------------------------------------------------------------------------
LONG-TERM BOND

     candidates for upgrades, which included debt issued by airlines, insurance companies and media conglomerates.

Q: Despite the increase in BBB-rated corporate bonds, the fund's overall holding of corporate securities declined during the fiscal year. Why?

A: We cut back on the fund's holdings of corporate securities because we believe they have become overvalued compared to Treasury and government bonds. Corporate bonds typically offer higher yields as compensation for increased credit risk, but improving corporate credit quality has caused the spreads between corporate and Treasury yields to narrow dramatically. In fact, corporate/Treasury yield spreads are at their lowest levels since 1990. As a result, we've taken profits by selling some of the fund's corporate securities, although they still constitute more than half of the fund's portfolio.

Q: When the fund becomes part of the Benham Group at the beginning of 1997, the fund's name will become "Benham Bond Fund." Why the change?

A: It gives us more flexibility to manage the fund. According to Securities and Exchange Commission guidelines, a "long-term" fund must maintain an average maturity of at least 10 years. We have historically kept the fund's average maturity above this threshold, but we want the flexibility to lower the fund's maturity to less than 10 years when market conditions warrant. Although the name will change on January 1, the new policy won't take effect until March 1.

Q: Looking ahead, what is your outlook for the bond market over the next six months?

A: The U.S. economy has slowed to "trend" growth levels (an annual growth rate of 2.0%-2.5%) in the last half of 1996, and the bond market has rallied throughout October and November. If these economic conditions persist, we expect the Fed to keep interest rates steady and bond yields to stabilize over the next few months.

     However, we're keeping an eye on inflation, especially labor costs. The U.S. unemployment rate has reached historically low levels, and this has led to some concern about wage pressures. Wages are about two-thirds of the cost of doing business; unless businesses can offset rising labor costs with the remarkable productivity gains they've achieved over the past five years, we could see additional upward pressure on consumer prices in 1997.

Q:   Given this outlook, what are your plans for the fund going forward?

A: For now, we intend to maintain the fund's neutral position, holding its average maturity and duration steady. We will continue to underweight corporate securities, which have become even more overvalued during the recent bond rally, and look to expand our holdings of Treasury and mortgage-backed securities.



Quality Diversification (as of October 31, 1996)
-------------------------------------------------------------------------------

                 (Moody's Rating)                % of fund investments
                       AAA                                43%
                        AA                                 7%
                         A                                29%
                       BBB                                21%
                                                         ----
                                                         100%
                                                         ====

Weighted Average Maturity (as of October 31, 1996)
--------------------------------------------------------------------------------

                               Years                 11.0

Weighted average maturity indicates the average time until the principal on the fund's bond portfolio is expected to be repaid, weighted by dollar amount.

Duration (as of October 31, 1996)
--------------------------------------------------------------------------------

                               Years                  5.0

Duration is a measure of the sensitivity of a portfolio to changes in interest rates. As the duration of a fund increases, the impact of a change in interest rates on the value of its portfolio also increases.

            Long-Term Bond schedule of investments begins on page 14.

                                       10

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS October 31, 1996

--------------------------------------------------------------------------------
LIMITED-TERM BOND
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------


U.S. TREASURY SECURITIES--40.0%
$      200  U.S. Treasury Notes,
   5.625%, 6-30-97              $                 200
     1,100  U.S. Treasury Notes,
   6.125%, 3-31-98                              1,108
       100  U.S. Treasury Notes,
   5.875%, 4-30-98                                100
     1,300  U.S. Treasury Notes,
   6.00%, 9-30-98                               1,307
       300  U.S. Treasury Notes,
   5.00%, 2-15-99                                 295
       200  U.S. Treasury Notes,
   6.625%, 6-30-01                                204
                                       --------------
   (Cost $3,199)                                3,214
                                       --------------
MORTGAGE-BACKED
SECURITIES*--6.6%
       275  FHLMC Series 1239 E
   PAC REMIC, 6.80%,
   1-15-16                                        275
       260  FNMA Series 1991-21
   G PAC REMIC,
   6.00%, 12-25-19                                258
                                       --------------
   (Cost $533)                                    533
                                       --------------
OTHERASSET-BACKED
SECURITIES*--10.1%
       200  Amresco Residential
   Securities Mortgage
   Loan Trust, 7.55%, 2-25-23                     205
       200  First Merchants Auto
   Receivables Corp.,
   Series 96B, Class A2,
   6.80%, 5-15-01                                 203
       200  NationsBank Auto
   Owner Trust, 6.75%,
   6-15-01                                        203
       200  Standard Credit Card
   Trust, Series 1995-2,
   Cl A, 8.625%, 1-7-02                           202
                                       --------------
   (Cost $799)                                    813
                                       --------------

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

CORPORATE BONDS

Automobiles & Auto Parts--5.8%
$      200  Ford Motor Credit
   Co., 7.75%, 10-1-99          $                 208
       250  General Motors Acceptance
   Corp., MTN, 7.30%,
   2-2-98                                         254
                                       --------------
                                                  462
                                       --------------
Banking--5.1%
       200  Chase Manhattan Corp.,
   8.80%, 2-1-00                                  201
       200  Golden West Financial
   Corp., 9.15%, 5-23-98                          209
                                       --------------
                                                  410
                                       --------------
Financial Services--13.7%
       100  Commercial Credit
   Group Inc., 5.75%, 7-15-00                      98
       200  Franchise Finance Corp.,
   7.00%, 11-30-00                                201
       275  Lehman Brothers Holdings,
   Inc., MTN, 8.875%, 2-15-00                     293
       200  Paine Webber Group Inc.,
   MTN, 7.96%, 4-28-00                            208
       300  Salomon Brothers Inc.,
   VRN, 6.386%, 11-20-96,
   resets monthly off the
   1-month LIBOR plus
   1.00% with no caps,
   final maturity 2-27-97                         301
                                       --------------
                                                1,101
                                       --------------
Paper & Forest Products--2.5%
       200  Boise Cascade Co.,
   7.375%, 8-1-97                                 202
                                       --------------
Real Estate--4.4%
       150  Price REIT, Inc. (The),
   7.25%, 11-1-00                                 151
       200  Spieker Properties Inc.,
   6.80%, 12-15-01                                199
                                       --------------
                                                  350
                                       --------------
Retail (General Merchandise)--1.3%
       100  Dayton Hudson Co.,
   9.25%, 3-1-06, Call
   Date 3-1-01                                    108
                                       --------------

See Notes to Financial Statements
                                       11

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (Continued) October 31, 1996

--------------------------------------------------------------------------------
LIMITED-TERM BOND (Cont.)
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Tobacco Products--1.3%
$      100  Philip Morris
   Companies Inc.,
   7.50%, 3-15-97               $                 101

Utilities--2.5%
       200  Cincinnati Gas &
   Electric Co., 5.80%, 2-15-99                   198
                                       --------------
Total Corporate Bonds--36.6%                    2,932
                                       --------------
   (Cost $2,909)

SOVEREIGN GOVERNMENTS
& AGENCIES--3.8%
       300  Republic of Italy, VRN,
   5.594%, 1-27-97, resets
   quarterly off the 3-month
   LIBOR plus .0625% with
   no caps, final maturity
   7-26-99                                        301
                                       --------------
   (Cost $301)

TEMPORARY CASH
INVESTMENTS--2.9%
            Repurchase Agreement,
   Merrill Lynch & Co.,
   Inc., (U.S. Treasury
   obligations), in a joint
   trading account at 5.50%,
   dated 10-31-96, due 11-1-96
   (Delivery value $233)
   (Cost $233)                                    233
                                       --------------

TOTAL INVESTMENT
SECURITIES--100.0%                    $         8,026
                                       ==============
   (Cost $7,974)


INTERMEDIATE-TERM BOND
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------


U.S. TREASURY SECURITIES--25.0%
$    1,300  U.S. Treasury Notes,
   6.125%, 3-31-98              $               1,309
     1,050  U.S. Treasury Notes,
   6.00%, 9-30-98                               1,055
       250  U.S. Treasury Notes,
   6.625%, 6-30-01                                255
       300  U.S. Treasury Notes,
   6.375%, 9-30-01                                304
       200  U.S. Treasury Notes,
   5.75%, 8-15-03                                 195
       250  U.S. Treasury Notes,
   6.50%, 8-15-05                                 253
       300  U.S. Treasury Notes,
   5.875%, 11-15-05                               291
       200  U.S. Treasury Notes,
   7.00%, 7-15-06                                 209
                                       --------------
   (Cost $3,859)                                3,871
                                       --------------
MORTGAGE-BACKED
SECURITIES*--10.0%
       777  FHLMC Pool #E00279,
   6.50%, 2-1-09                                  767
       300  FNMA Pool #250627,
   8.00%, 7-1-26                                  307
       494  GNMA Pool #002202,
   7.00%, 4-20-26                                 482
                                       --------------
   (Cost $1,554)                                1,556
                                       --------------
OTHER ASSET-BACKED
SECURITIES*--7.9%
       300  Amresco Residential
   Securities Mortgage
   Loan Trust, 7.55%, 2-25-23                     307
       300  First Merchants Auto
   Receivables Corp.,
   Series 96B, Class A2,
   6.80%, 5-15-01                                 305
       300  NationsBank Auto Owner
   Trust, 6.75%, 6-15-01                          304
       300  Standard Credit Card
   Trust, Series 1995-2, Cl A,
   8.625%, 1-7-02                                 302
                                       --------------
   (Cost $1,198)                                1,218
                                       --------------

See Notes to Financial Statements
                                       12

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

CORPORATE BONDS

Automobiles & Auto Parts--3.5%
$      200  Ford Motor Credit Co.,
   7.75%, 10-1-99               $                 208
       300  General Motors Corp.
   Global Notes, 9.625%,
   12-1-00                                        333
                                       --------------
                                                  541
                                       --------------
Banking--13.6%
       500  BankAmerica Corp.,
   7.75%, 7-15-02                                 529
       200  Chase Manhattan Corp.,
   8.80%, 2-1-00                                  201
       250  Citicorp, 7.125%, 5-15-06             253
       250  Corestates Capital Corp.,
   5.875%, 10-15-03                               238
       300  National Bank of Canada,
   Series B, 8.125%, 8-15-04                      320
       350  Santander Financial
   Issuances, Ltd., 7.00%,
   4-1-06                                         350
       200  Wells Fargo & Co.,
   8.375%, 5-15-02                                217
                                       --------------
                                                2,108
                                       --------------
Communications Services--0.6%
       100  Tele-Communications,
   Inc., 8.25%, 1-15-03                           100
                                       --------------
Diversified Companies--1.9%
       300  Hanson Overseas
   BV, 6.75%, 9-15-05                             295
                                       --------------
Energy--3.3%
       250  Coastal Corp.,
   10.25%, 10-15-04                               298
       200  Texaco Capital Inc.,
   9.45%, 3-1-00                                  220
                                       --------------
                                                  518
                                       --------------
Financial Services--6.2%
       100  Commercial Credit Co.,
   5.75%, 7-15-00                                  98
       300  Franchise Finance Corp.,
   7.00%, 11-30-00                                302
       250  Norwest Financial Inc.,
   6.25%, 11-1-02                                 248

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

$      300  Paine Webber Group Inc.,
   MTN, 7.96%, 4-28-00          $                 312
                                       --------------
                                                  960
                                       --------------
Food & Beverage--1.3%
       200  RJR Nabisco, Inc.,
   8.75%, 4-15-04                                 202
                                       --------------
Insurance--5.5%
       300  Aetna Services, Inc.,
   6.75%, 8-15-01                                 303
       300  Delphi Financial Group, Inc.,
8.00%, 10-1-03                                    299
       250  Nationwide Mutual
   Insurance Co., 6.50%,
   2-15-04 (Acquired 2-9-96;
   Cost $252)+                                    243
                                       --------------
                                                  845
                                       --------------
Media & Broadcast--1.7%
       250  Time Warner Inc.,
   8.11%, 8-15-06                                 258
                                       --------------
Real Estate--4.2%
       350  Price REIT, Inc. (The),
   7.25%, 11-1-00                                 354
       300  Spieker Properties Inc.,
   6.80%, 12-15-01                                298
                                       --------------
                                                  652
                                       --------------
Retail (General Merchandise)--4.4%
       300  Dayton Hudson Co., 9.25%,
   3-1-06, Call Date 3-1-01                       325
       200  Sears, Roebuck & Co., Inc.,
   MTN, 8.29%, 6-10-02                            216
       125  Sears, Roebuck & Co., Inc.,
   MTN, 8.23%, 10-21-04                           135
                                       --------------
                                                  676
                                       --------------
Tobacco Products--2.3%
       100  Philip Morris Companies
   Inc., 7.50%, 3-15-97                           101
       250  Philip Morris Companies
   Inc., 6.95%, 6-1-06,
   Put Date 6-1-01                                252
                                       --------------
                                                  353
                                       --------------

See Notes to Financial Statements
                                       13

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (Continued) October 31, 1996

--------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND (Cont.)
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Utilities--3.6%
$      250  Idaho Power Co., 8.65%,
   1-1-00                              $          266
       300  Pacific Gas & Electric
   Co., Series 93C, 6.25%,
   8-1-03                                         294
                                       --------------
                                                  560
                                       --------------
Total Corporate Bonds--52.1%                    8,068
                                       --------------
   (Cost $8,037)

SOVEREIGN GOVERNMENTS
& AGENCIES--4.0%
       400  China Light &
   Power, 7.50%, 4-15-06                          405
       200  Hydro-Quebec,
   7.375%, 2-1-03                                 209
                                       --------------
   (Cost $603)                                    614
                                       --------------

TEMPORARY CASH
INVESTMENTS--1.0%
            Repurchase Agreement,
   Merrill Lynch & Co., Inc.,
   (U.S. Treasury obligations),
   in a joint trading account,
   at 5.50%, dated 10-31-96,
   due 11-1-96  (Delivery
   value $151)                                    151
                                       --------------
   (Cost $151)
TOTAL INVESTMENT
SECURITIES--100.0%                     $       15,478
                                       ==============

   (Cost $15,402)

--------------------------------------------------------------------------------
LONG-TERM BOND
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES--23.5%
$    2,000  U.S. Treasury Notes,
   5.625%, 6-30-97              $               2,003
     4,000  U.S. Treasury Notes,
   5.875%, 7-31-97                              4,013
     4,000  U.S. Treasury Notes,
   5.75%, 9-30-97                               4,010
     5,000  U.S. Treasury Notes,
   5.625%, 10-31-97                             5,007
     2,000  U.S. Treasury Notes,
   5.125%, 2-28-98                              1,987
     3,000  U.S. Treasury Notes,
   5.75%, 10-31-00                              2,972
     6,000  U.S. Treasury Notes,
   5.50%, 12-31-00                              5,884
     3,500  U.S. Treasury Notes,
   6.625%, 6-30-01                              3,576
     3,000  U.S. Treasury Notes,
   7.00%, 7-15-06                               3,135
                                       --------------
   (Cost  $32,624)                             32,587
                                       --------------
U.S. GOVERNMENT AGENCY
SECURITIES--1.3%
     2,000  Tennessee Valley Authority,
   6.875%, 12-15-43,
   Call Date 12-15-03                           1,868
                                       --------------
   (Cost  $1,854)

MORTGAGE-BACKED
SECURITIES*--14.4%
     1,036  FHLMC Series 19 E PAC
   REMIC, 8.00%, 8-15-19                        1,055
     1,000  FHLMC Series 116 F PAC
   REMIC, 8.50%, 2-15-20                        1,042
     1,184  FNMA 89 Series 35 G
   REMIC, 9.50%, 7-25-19                        1,277
     1,023  FNMA 90 Series 88 H PAC
   REMIC, 7.75%, 9-25-19                        1,034
     1,252  FNMA 91 Series 21 G PAC
   REMIC, 6.00%, 12-25-19                       1,246
     4,844  FNMA Pool #250452,
   6.50%, 1-1-26                                4,641
     5,528  GNMA Pool #313107,
   7.00%, 11-15-22                              5,459
     4,011  GNMA Pool #423865,
   8.00%, 6-15-26                               4,103
                                       --------------
   (Cost  $19,407)                             19,857
                                       --------------

See Notes to Financial Statements
                                       14

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

CORPORATE BONDS

Aerospace & Defense--3.0%
$    2,000  Boeing Co.,
   7.875%, 4-15-43              $               2,152
     2,000  Lockheed Martin Corp.,
   7.25%, 5-15-06                               2,050
                                       --------------
                                                4,202
                                       --------------
Airlines--4.2%
     3,355  Delta Air Lines Inc.,
   Equipment Trust
   Certificates, 7.541%,
   10-11-11                                     3,364
     2,000  United Air Lines,
   10.67%, 5-1-04                               2,370
                                       --------------
                                                5,734
                                       --------------
Banking--12.5%
     5,000  Citicorp Euro, 7.00%, 1-2-04        5,050
     2,000  Corestates Capital
   Corp., 5.875%, 10-15-03                      1,907
     3,000  First Union Corp., 8.77%,
   11-15-04                                     3,173
     5,000  National Bank of Canada,
   8.125%, 8-15-04                              5,331
     2,000  Santander Financial
   Issuances, Ltd., 6.375%,
   2-15-11                                      1,862
                                       --------------
                                               17,323
                                       --------------
Chemicals & Resins--4.7%
     5,000  ARCO Chemical Co.,
   10.25%, 11-1-10                              6,462
                                       --------------
Energy--6.4%
     3,000  Coastal Corp. (The),
   10.25%, 10-15-04                             3,570
     3,000  Columbia Gas Systems,
   7.42%, 11-28-15                              2,888
     2,000  Texaco Capital Inc.,
   8.625%, 4-1-32                               2,340
                                       --------------
                                                8,798
                                       --------------

--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

Financial Services--5.1%
$    4,000  Lehman Brothers
   Holdings, Inc., 6.625%,
   11-15-00                            $        3,990
     3,000  Paine Webber Group Inc.,
   MTN, 7.96%, 4-28-00                          3,116
                                       --------------
                                                7,106
                                       --------------
Insurance--3.9%
     2,000  Delphi Financial Group,
   Inc., 8.00%, 10-1-03                         1,993
     3,000  Lincoln National Corp.,
   9.125%, 10-1-24                              3,431
                                       --------------
                                                5,424
                                       --------------
Media & Broadcast--3.6%
     3,000  News America Holdings,
   7.60%, 10-11-15                              2,921
     2,000  Time Warner Inc., 6.85%,
   1-15-26, Put Date 1-15-03                    1,990
                                       --------------
                                                4,911
                                       --------------
Paper & Forest Products--0.9%
     1,000  Georgia-Pacific Corp.,
   9.50%, 12-1-11                               1,185
                                       --------------
Real Estate--2.2%
     3,000  Spieker Properties Inc.,
   MTN, 7.58%, 12-17-01                         3,083
                                       --------------
Telephone & Telegraph Apparatus--1.0%
     1,500  Bell South Telecom,
   7.00%, 12-1-95                               1,448
                                       --------------
Tobacco Products--1.5%
     2,000  Philip Morris Companies
   Inc., 7.25%, 9-15-01                         2,045
                                       --------------
Utilities--6.6%
     5,000  Pacific Gas & Electric Co.,
   5.50%, 6-1-99, Call
   Date 1-6-97                                  4,913
     4,000  Union Electric Co., 7.65%,
   7-15-03                                      4,245
                                       --------------
                                                9,158
                                       --------------
Total Corporate Bonds--55.6%                   76,879
                                       --------------
   (Cost  $75,380)

See Notes to Financial Statements
                                       15

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (Continued) October 31, 1996

--------------------------------------------------------------------------------
LONG-TERM BOND (Cont.)
--------------------------------------------------------------------------------
Principal Amount                                 Value
                                ($ In Thousands)
--------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS
& AGENCIES--4.9%
$    3,000  Korea Electric Power,
   6.375%, 12-1-03              $               2,936
     4,000  Province of Quebec
   Bonds, 7.125%, 2-9-24                        3,820
                                       --------------
   (Cost  $6,685)                               6,756
                                       --------------
TEMPORARY CASH
INVESTMENTS--0.3%
            Repurchase Agreement,
   Merrill Lynch & Co., Inc.,
   (U.S. Treasury obligations),
   in a joint trading account
   at 5.50%, dated 10-31-96,
   due 11-1-96
   (Delivery value $370)                          370
                                       --------------
   (Cost  $370)

TOTAL INVESTMENT
SECURITIES--100.0%                      $     138,317
                                       ==============

   (Cost  $136,320)

NOTES TO SCHEDULES OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
LIBOR = London Interbank Offered Rate
MTN = Medium Term Note
resets = The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN = Variable Rate Note, rates shown are effective 10-31-96. Interest reset date is indicated and used in calculating the weighted average portfolio maturity.

+Security was purchased under Rule 144A of the Securities
Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1996, was $243,125 which represented 1.6% of the net assets of Intermediate-Term Bond.

*Final maturity indicated. Expected remaining average life used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements
                                       16

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1996
                                            Limited-Term        Intermediate-Term         Long-Term
                                                Bond                   Bond                 Bond
                                                ----                   ----                 ----
                                                   ($ In Thousands, Except Per-Share Amounts)

Assets
   Investment securities, at value (identified
    cost of $7,974, $15,402 and $136,320,
    respectively) (Note 3)..............         $ 8,026              $15,478              $138,317
   Receivable for investments sold......              --                  255                 2,354
   Receivable for capital shares sold...              --                    6                    64
   Interest receivable..................              91                  221                 2,539
                                              -----------          -----------           -----------
                                                   8,117               15,960               143,274
                                              -----------          -----------           -----------

Liabilities
   Disbursements in excess of
    demand deposit cash.................              13                   49                   457
   Payable for investments purchased....               --                 260                    --
   Payable for capital shares redeemed..               --                  --                    11
   Dividends payable....................               8                   15                   142
   Accrued management fees (Note 2).....               4                   10                    97
                                              -----------          -----------           -----------
                                                      25                  334                   707
                                              -----------          -----------           -----------

Net Assets Applicable
to Outstanding Shares...................         $ 8,092               $15,626              $142,567
                                              ===========          ===========           ===========

Capital Shares, $.01 par value
(In Thousands)
   Authorized...........................         100,000               100,000               100,000
                                              ===========          ===========           ===========
   Outstanding..........................             815                 1,577                14,801
                                              ===========          ===========           ===========

Net Asset Value Per Share...............         $  9.93                $ 9.91               $  9.63
                                              ===========          ===========           ===========

Net Assets Consist Of:
   Capital (par value and paid-in surplus)    $    8,038           $    15,555           $   139,266
   Accumulated undistributed net
    realized gain (loss) from investment
    transactions........................               2                    (5)                1,304
   Net unrealized appreciation on
    investments (Note 3)................              52                    76                 1,997
                                              -----------          -----------           -----------
                                                 $ 8,092               $15,626              $142,567
                                              ===========          ===========           ===========

See Notes to Financial Statements
                                       17

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
Year Ended October 31, 1996
                                              Limited-Term       Intermediate-Term       Long-Term
                                                  Bond                  Bond               Bond
                                                  ----                  ----               ----

                                              --------------------($ In Thousands)-----------------

Investment Income
Income:
   Interest.............................          $  484                $ 983               $10,174
                                               ---------             --------             ---------

Expenses:
   Management fees (Note 2).............              52                  109                 1,148
   Directors' fees and expenses.........              --                   --                     2
                                               ---------             --------             ---------
                                                      52                  109                 1,150
                                               ---------             --------             ---------

Net investment income...................             432                  874                 9,024
                                               ---------             --------             ---------

Realized and Unrealized Gain (Loss)
on Investments (Note 3)
Net realized gain (loss) on investments.              13                   (4)                1,341
Change in net unrealized
   appreciation on investments..........             (31)                (131)               (3,546)
                                               ---------             --------             ---------

Net realized and unrealized (loss)
on investments..........................             (18)                (135)               (2,205)
                                               ---------             --------             ---------

Net Increase in Net Assets
Resulting from Operations...............          $  414                $ 739                $6,819
                                               =========             ========             =========

See Notes to  Financial  Statements
                                       18

-------------------------------------------------------------------------------
STATEMENTS  OF CHANGES IN NET ASSETS
Years Ended October 31, 1996
and October 31, 1995
                                            Limited-Term           Intermediate-Term           Long-Term
                                                Bond                      Bond                    Bond
                                                ----                      ----                    ----

                                           -------------------------($ In Thousands)------------------------

Increase (Decrease) in Net Assets          1996        1995         1996        1995        1996        1995
---------------------------------          ----        ----         ----        ----        ----        ----
Operations
   Net investment income ...........      $  432      $  337       $  874     $   490     $  9,024    $  8,667
   Net realized gain (loss) on
    investment transactions.........          13          15           (4)        152        1,341         412
   Change in net unrealized
    appreciation (depreciation)
    on investments..................         (31)        167         (131)        340       (3,546)     12,096
                                      ----------   ---------    ---------   ---------   ----------  ----------
   Net increase in net assets
    resulting from operations.......         414         519          739         982        6,819      21,175
                                      ----------   ---------    ---------   ---------   ----------  ----------

Distributions to Shareholders
   From net investment income.......        (432)       (337)        (874)       (490)      (9,024)     (8,667)
   From net realized gains
    from investment transactions....          --          --         (132)         --         (228)         --
                                      ----------   ---------    ---------   ---------   ----------  ----------
   Decrease in net assets
    from distributions..............        (432)       (337)      (1,006)       (490)      (9,252)     (8,667)
                                      ----------   ---------    ---------   ---------   ----------  ----------

Capital Share Transactions
   Proceeds from shares sold........       2,982       3,681        9,981      10,476       63,329      56,502
   Proceeds from reinvestment
    of distributions................         413         325          895         456        8,559       7,979
   Payments for shares redeemed.....      (2,478)     (1,370)      (7,810)     (2,859)     (76,111)    (48,778)
                                      ----------   ---------    ---------   ---------   ----------  ----------
   Net increase (decrease) in
    net assets from capital
    share transactions..............         917       2,636        3,066       8,073       (4,223)     15,703
                                      ----------   ---------    ---------   ---------   ----------  ----------

Net increase (decrease)
in net assets.......................         899       2,818        2,799       8,565       (6,656)     28,211

Net Assets
   Beginning of year................       7,193       4,375       12,827       4,262      149,223     121,012
                                      ----------   ---------    ---------   ---------   ----------  ----------
   End of year......................      $8,092      $7,193       $15,626    $12,827     $142,567    $149,223
                                      ==========   =========    =========   =========   ==========  ==========

Transactions in shares of the Funds:
(In thousands)
   Sold.............................         300         377        1,005       1,072        6,596       6,052
   Issued in reinvestment
    of distributions................          42          33           90          47          891         855
   Redeemed.........................        (249)       (140)        (792)       (292)      (7,937)     (5,244)
                                      ----------   ---------    ---------   ---------   ----------  ----------
   Net increase (decrease)..........          93         270          303         827         (450)      1,663
                                      ==========   =========    =========   =========   ==========  ==========


See Notes to Financial Statements
                                       19


NOTES TO FINANCIAL STATEMENTS October 31, 1996


1. Organization and Summary of Significant Accounting Policies

   Organization--
          Twentieth Century Investors, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Limited-Term Bond, Intermediate-Term Bond and Long-Term Bond (the Funds) are three of the sixteen series of funds issued by the Corporation. The investment objective of Limited-Term Bond is to seek income. The Fund intends to pursue this by investing in bonds and other debt obligations and maintaining a weighted average maturity of five years or less. The investment objective of Intermediate-Term Bond is to seek a competitive level of income. The Fund intends to pursue this by investing in bonds and other debt obligations and maintaining a weighted average maturity of three to 10 years. The investment objective of Long-Term Bond is to seek a high level of income. The Fund intends to pursue this by investing in bonds and other debt obligations and maintaining a weighted average maturity of 10 years or greater. On September 3, 1996, the Funds implemented a multiple class structure whereby the Funds are authorized to issue three classes of shares: the Investor Class, the Service Class and the Advisor Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Service and Advisor classes had not commenced as of the report date. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--
          Securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the board of directors.

   Security Transactions--
          Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--
          Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

   Repurchase Agreements--
          The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, Investors Research Corporation (IRC), has determined are creditworthy pursuant to criteria adopted by the board of directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. IRC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

                                       20

--------------------------------------------------------------------------------
   Joint Trading Account--
          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with IRC, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

   Income Tax Status--
          It is the Funds' policy to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

   Distributions to Shareholders--
          Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

          The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

   Supplementary Information--
          Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, IRC, the Corporation's distributor, Twentieth Century Securities and the Corporation's transfer agent, Twentieth Century Services, Inc.

   Use of Estimates--
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. Transactions with Related Parties

          The Corporation has entered into Management Agreements with IRC that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class and Service Class shares as described in the respective prospectuses. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fees for the Investor Class of Limited-Term Bond, Intermediate-Term Bond and Long-Term Bond are .70%, .75%, and .80%, respectively.

                                       21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 1996

3. Investment Transactions

          Investment transactions (excluding short-term investments) for the year ended October 31, 1996, were as follows:

                                               Limited-Term        Intermediate-        Long-Term
                                                   Bond              Term Bond            Bond
                                                   ----              ---------            ----
                                               ------------------($ In Thousands)----------------
Purchases
   U.S. Treasury & Agency Obligations             $6,999             $9,213             $71,373
   Other Debt Obligations                          1,762              9,116              69,542

Proceeds From Sales
   U.S. Treasury & Agency Obligations             $5,461             $2,441             $59,995
   Other Debt Obligations                          2,284              9,368              84,010

          On October 31, 1996, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                                             Federal
                                     Appreciation       (Depreciation)       Net            Tax Cost
                                     ------------       --------------       ---            --------
                                     ----------------------------($ In Thousands)-------------------
Limited-Term Bond                     $     56           $     (4)         $     52      $    7,974
Intermediate-Term Bond                     160                (88)               72          15,406
Long-Term Bond                           2,818               (821)            1,997         136,320

                                       22

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

                                               Limited-Term Bond
                                  Years ended October 31,    March 1, 1994
                                  -------------------------(inception) through
                                     1996          1995     October 31, 1994
--------------------------------------------------------------------------------

Net Asset Value,
Beginning of Period............      $9.96        $9.68         $10.00
                                   -------     ----------    ----------

Income from
Investment Operations

  Net Investment
  Income.......................        .56          .56            .31

  Net Realized
  and Unrealized
  Gains (Losses)...............       (.03)         .28           (.32)
                                   -------     ----------    ----------

  Total from
  Investment Operations........        .53          .84           (.01)
                                   -------     ----------    ----------

Distributions

  From Net
  Investment Income............       (.56)        (.557)         (.312)
                                   -------     ----------    ----------

Net Asset Value,
End of Period..................      $9.93        $9.96          $9.68
                                   =======     ==========    ==========

  Total Return(1)..............     5.48%          8.89%        (.08%)

Ratios/Supplemental Data

  Ratio of Expenses
  to Average Net Assets........      .68%           .69%         .70%(2)

  Ratio of Net Investment
  Income to Average
  Net Assets...................     5.63%          5.70%        4.79%(2)

  Portfolio
  Turnover Rate................      121%           116%           48%

  Net Assets, End
  of Period (in thousands).....   $8,092         $7,193        $4,375

--------------------------------------------------------------------------------

1  Total  return   assumes   reinvestment   of  dividends   and  capital   gains
distributions, if any. Total returns for periods less than one year are not annualized.

2 Annualized

See Notes to Financial Statements
                                       23

FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

                                           Intermediate-Term Bond
                                 Years ended October 31,    March 1, 1994
                                 ----------------------- (inception) through
                                    1996          1995     October 31, 1994
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period............     $10.07        $9.53         $10.00
                                  --------     ----------    ----------

Income from
Investment Operations

  Net Investment
  Income.......................        .58          .59            .34

  Net Realized
  and Unrealized
  Gains (Losses)...............       (.06)         .54           (.47)
                                  --------     ----------    ----------

  Total from
  Investment Operations........        .52         1.13           (.13)
                                  --------     ----------    ----------

Distributions

  From Net
  Investment Income............       (.58)        (.587)         (.337)

  From Net Realized
  Gains on Investment
  Transactions.................       (.10)          --            --
                                  --------     ----------    ----------

  Total Distributions..........       (.68)        (.587)         (.337)
                                  --------     ----------    ----------

Net Asset Value,
End of Period..................      $9.91       $10.07          $9.53
                                  ========     ==========    ==========

  Total Return(1)..............     5.36%         12.19%       (1.24%)

Ratios/Supplemental Data

  Ratio of Expenses
  to Average Net Assets........      .74%           .74%         .75%(2)

  Ratio of Net Investment
  Income to Average
  Net Assets...................     5.90%          6.05%        5.23%(2)

  Portfolio
  Turnover Rate................       87%           133%           48%

  Net Assets, End
  of Period (in thousands).....  $15,626        $12,827        $4,262

--------------------------------------------------------------------------------
1Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

2Annualized

See Notes to Financial Statements
                                       24

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
                                                              Long-Term Bond
                                                           Years Ended October 31,
                                                           -----------------------

                                        1996          1995         1994          1993(1)        1992(1)
------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period...........         $9.78         $8.91         $10.21         $9.92         $9.56
                                    -------        --------    ----------     ----------      --------

Income from
Investment Operations

  Net Investment
  Income......................           .60           .61            .58           .66           .63

  Net Realized
  and Unrealized
  Gains (Losses)..............          (.14)          .87          (1.12)         1.88           .35
                                     -------        --------    ----------     ----------      --------

  Total from
  Investment Operations.......           .46          1.48           (.54)         2.54           .98
                                     -------        --------    ----------     ----------      --------

Distributions

  From Net
  Investment Income...........          (.60)         (.611)         (.576)        (.662)        (.622)

  From Net Realized
  Gains on Investment
  Transactions................          (.01)            --          (.186)       (1.587)           --
                                     -------        --------    ----------     ----------      --------

  Total Distributions.........          (.61)         (.611)         (.762)       (2.249)        (.622)
                                     -------        --------    ----------     ----------      --------

Net Asset Value,
End of Period.................         $9.63         $9.78          $8.91        $10.21         $9.92
                                     =======        ========    ==========     ==========      ========

  Total Return(2).............        4.91%          17.16%       (5.47%)       11.81%          10.40%

Ratios/Supplemental Data

  Ratio of Expenses
  to Average Net Assets.......         .79%            .78%          .88%        1.00%           .98%(3)

  Ratio of Net Investment
  Income to Average
  Net Assets..................        6.18%           6.53%         6.07%        6.54%           6.30%

  Portfolio
  Turnover Rate...............         100%            105%           78%         113%            186%

  Net Assets, End
  of Period (in thousands)....    $142,567        $149,223      $121,012     $172,120        $154,031

--------------------------------------------------------------------------------
1 The data presented has been restated to give effect to a 10 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

2  Total  return   assumes   reinvestment   of  dividends   and  capital   gains
distributions, if any.

3 Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during the period.

See Notes to Financial Statements
                                       25

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors:
Twentieth Century Investors, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Limited-Term Bond Fund, Intermediate-Term Bond Fund and Long-Term Bond Fund (three of the sixteen funds comprising TWENTIETH CENTURY INVESTORS, INC.), as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited-Term Bond Fund, Intermediate-Term Bond Fund and Long-Term Bond Fund as of October 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

                                            /s/BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON
Kansas City, Missouri
November 20, 1996
                                       26

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                                       27

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                                       28

                                  [blank page]


TWENTIETH CENTURY INVESTORS, INC.

Investment Manager
INVESTORS RESEARCH CORPORATION
Kansas City, Missouri

This report and the  financial
statements   it  contains  are
submitted   for  the   general
information       of       our
shareholders.  The  report  is
not       authorized       for
distribution   to  prospective
investors  unless  preceded or
accompanied  by  an  effective
prospectus.


Twentieth Century Mutual Funds
and The Benham Group
------------------------------
P.O. Box 419200
Kansas City, Missouri
64141-6200
------------------------------
Person-to-person assistance:
1-800-345-2021 or 816-531-5575
------------------------------
Automated information line:
1-800-345-8765
------------------------------
Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865
------------------------------
Fax: 816-340-7962
------------------------------
Internet: www.twentieth-century.com
------------------------------

SH-BKT-6146         [recycled logo]
9612                   Recycled

Twentieth Century Securities, Inc.


                                TWENTIETH CENTURY
                                   Diversified
                                   Bond Funds

                                  Annual Report
                                October 31, 1996


                                Limited-Term Bond
                             Intermediate-Term Bond
                                 Long-Term Bond
                             ----------------------
                                TWENTIETH CENTURY
                                 INVESTORS, INC.